UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/19

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2019

Invesco High Yield Municipal Fund Nasdaq: A: ACTHX ∎ C: ACTFX ∎ Y: ACTDX ∎ R5: ACTNX ∎ R6: ACTSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco High Yield Municipal Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.17%
Class C Shares	3.52
Class Y Shares	4.54
Class R5 Shares	4.51
Class R6 Shares	4.59
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	6.76
Custom Invesco High Yield Municipal Index⬛ (Style-Specific Index)	6.17
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	4.44
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018. During the fiscal year, investment grade municipals returned 4.13% and high yield municipals returned 6.96%.1 This strong performance included investment grade municipals returning 1.30% and high yield municipals returning 1.22% for the first two months of 2019.1

    The first half of the fiscal year began with supportive technical conditions (supply and demand balances) in place as new issuance of municipal bonds totaled $187 billion – down 8% from the same time period in 2017.2 However, fund flows into the municipal bond market remained positive, totaling $6.5 billion from March through August 2018.3 The high yield municipal bond market outperformed the investment grade bond segment, led by strong performance of tobacco bonds and improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring.

    Municipal bonds withstood headwinds from interest rate movements that had the 10-year US Treasury yield breaching 3.00% in April 2018.4 During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate four times: in March, June, September and December 2018.5 This series of anticipated rate hikes reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

    In September 2018, market conditions weakened in stark contrast to the first half of the fiscal year, and thus, exposed the municipal bond market to more sensitivity relating to the month’s sell-off in US Treasuries. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. The municipal yield curve continued to steepen, showing confidence in strong gross domestic product growth, as well as rising concern that an impending trade war between the US and China could increase inflation pressures.

    As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in valuations for Tobacco Master Settlement Agreement (Tobacco MSA) bonds, primarily below investment grade, securities, Meanwhile, year-end demand for yield and coupon payments caused the municipal bond asset class to end 2018 on a strong note.

    The Fed’s dovish stance to begin calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Additionally, the US government shutdown, which lasted a total of 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Despite these challenges, the municipal market performed positively as technical conditions continued to provide tailwinds, driven particularly by the insatiable demand for maturities (10 years and shorter) from US retail separately managed accounts (SMAs).

    Flows into the municipal bond asset class were positive for six of the 12 months covered by the fiscal year. With slowing economic growth and the Fed’s interest rate policy detour, investor

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	85.2%
General Obligation Bonds	8.3
Pre-Refunded Bonds	6.0
Other	0.5

Top Five Debt Holdings
	% of total net assets
1.	Jefferson (County of); Series 2013 F	0.9%
2.	Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016	0.8
3.	Chicago (City of); Series 2017 A	0.8
4.	Children’s Trust Fund; Series 2005 A	0.7
5.	Cuyahoga (County of) (Metrohealth System); Series 2017	0.7

Total Net Assets	$9.4 billion

Total Number of Holdings	1,404

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2019.

4 Invesco High Yield Municipal Fund

demand for municipal securities spiked, bringing record net inflows of $18.9 billion for the first two months of 2019.3

    At the close of the fiscal year, we believed municipal fundamentals remained strong and ramifications of the Tax Cuts and Jobs Act of 2017 had not yet been fully realized. As a result, we believe demand for tax-exempt investments from retail investors could continue as taxes become front of mind.

    During the fiscal year, security selection in non-rated bonds contributed to the Fund’s performance relative to its style-specific benchmark. At the end of the fiscal year, approximately 37% of the Fund’s holdings were non-rated by national credit rating agencies, but they were assigned internal proprietary ratings that allowed us to take advantage of pricing anomalies in the high yield municipal market. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. Security selection in the public power sector contributed to relative return over the fiscal year. On a state level, security selection in California domiciled issues contributed to the Fund’s relative performance.

    The Fund’s security selection in and underweight allocation to dedicated tax issues detracted from its performance relative to the style-specific benchmark during the fiscal year. Security selection in long duration bonds (seven years and greater) was also a detractor from relative performance. The Fund’s continued underexposure to Puerto Rico bonds detracted from relative return, as speculation that the territory may emerge with better-than-expected debt restructuring terms made headlines during the fiscal year, which led to price appreciation in bonds.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: FactSet Research Systems Inc.
2	Source: The Bond Buyer
3	Source: Strategic Insight

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco
High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

John (Jack) Connelly Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2016.
Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010.
Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010.
Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010.
Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1  Source: RIMES Technologies Corp.

2  Source(s): Invesco, RIMES Technologies Corp.

3  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include re-invested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.84%
10 Years	7.47
5 Years	5.14
1 Year	-0.25

Class C Shares*
Inception (12/10/93)	5.14%
10 Years	7.15
5 Years	5.30
1 Year	2.53

Class Y Shares
Inception (3/1/06)	5.04%
10 Years	8.21
5 Years	6.33
1 Year	4.54

Class R5 Shares
10 Years	8.41%
5 Years	6.29
1 Year	4.51

Class R6 Shares
10 Years	8.00%
5 Years	6.20
1 Year	4.59
*Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.83%
10 Years	8.05
5 Years	5.86
1 Year	-2.89

Class C Shares
Inception (12/10/93)	4.64%
10 Years	7.70
5 Years	5.98
1 Year	-0.39

Class Y Shares
Inception (3/1/06)	4.98%
10 Years	8.76
5 Years	7.05
1 Year	1.58

Class R5 Shares
10 Years	8.98%
5 Years	6.99
1 Year	1.64

Class R6 Shares
10 Years	8.57%
5 Years	6.88
1 Year	1.63

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.06%, 1.81%, 0.81%, 0.80% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco High Yield Municipal Fund

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.

8 Invesco High Yield Municipal Fund

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco High Yield Municipal Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index.
∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high yield municipal debt funds tracked by Lipper.
∎	The S&P Municipal Bond Investment Grade Index is considered representative of investment grade US municipal bonds.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco High Yield Municipal Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–111.86%(a)
Alabama–2.83%
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2045	$3,250	$3,481,855
Series 2016, RB	6.00%	06/01/2050	5,400	5,850,360
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB (b)	5.00%	01/01/2042	12,750	14,049,480
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB (c)	5.50%	01/01/2043	19,785	14,023,410
Series 2008 A, Retirement Facility RB (c)	6.88%	01/01/2043	4,470	3,787,654
Series 2011 A, Retirement Facility RB (c)	7.50%	01/01/2047	2,600	2,203,838
Series 2012 A, Retirement Facility RB (c)	5.63%	01/01/2042	6,575	4,779,565
Jefferson (County of); Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS -AGM)(d)(e)	6.50%	10/01/2038	7,000	6,300,980
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS-AGM)(d)(e)	6.60%	10/01/2042	11,700	10,455,237
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts. (d)	7.50%	10/01/2039	27,640	24,453,108
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts. (d)	7.75%	10/01/2046	96,055	84,539,927
Series 2013-F, Sub. Lien Sewer Revenue Conv. CAB Wts. (d)	7.90%	10/01/2050	65,400	57,470,904
Lower Alabama Gas District (The); Series 2016A, Gas Project RB	5.00%	09/01/2046	5,000	5,853,350
Series 2016A, Gas Project RB (b)	5.00%	09/01/2046	24,000	28,096,080
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/2020	3	0
				265,345,748

Alaska–0.33%
Alaska (State of) Municipal Bond Bank Authority (Master Resolution); Series 2017 A, RB	5.50%	10/01/2046	505	586,760
Series 2017 A, RB (b)	5.50%	10/01/2046	22,000	25,561,800
Northern Tobacco Securitization Corp.; Series 2006B, First Sub. Asset-Backed CAB RB (f)	0.00%	06/01/2046	27,225	2,856,175
Series 2006C, Second Sub. Asset-Backed CAB RB (f)	0.00%	06/01/2046	20,860	1,846,944
				30,851,679

American Samoa–0.14%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	13,345	13,148,962

Arizona–2.39%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2015 C, Ref. VRD RB (LOC-Bank Of America, N.A.)(g)(h)	1.56%	01/01/2046	2,930	2,930,000
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. Education RB (i)	6.00%	07/01/2037	13,845	14,719,173
Series 2017, Ref. Education RB (i)	6.00%	07/01/2047	15,000	15,718,650
Arizona (State of) Industrial Development Authority (Basis Schools);
Series 2017 A, Ref. Education RB (i)	5.13%	07/01/2037	1,180	1,220,309
Series 2017 D, Ref. Education RB (i)	5.00%	07/01/2047	1,035	1,051,839
Series 2017 D, Ref. Education RB (i)	5.00%	07/01/2051	2,300	2,321,666
Series 2017 G, Ref. Education RB (i)	5.00%	07/01/2037	1,105	1,137,531
Series 2017 G, Ref. Education RB (i)	5.00%	07/01/2047	3,260	3,313,040
Series 2017 G, Ref. Education RB (i)	5.00%	07/01/2051	1,000	1,009,420
Series 2017-A, Ref. Education RB (i)	5.38%	07/01/2050	6,000	6,191,820
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation);
Series 2016, Education RB (i)	5.70%	07/01/2047	10,730	11,171,754
Series 2016, Education RB (i)	5.80%	07/01/2052	4,920	5,121,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence);
Series 2017 A, Ref. Education RB (i)	5.25%	07/01/2052	$500	$497,230
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project);
Series 2018 A, Education RB (i)	5.25%	12/15/2038	1,015	1,021,354
Series 2018 A, Education RB (i)	5.50%	12/15/2048	2,265	2,290,504
Glendale (City of) Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	5.00%	07/01/2048	1,500	1,523,370
Glendale (City of) Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	4.00%	11/15/2027	1,935	1,898,661
Series 2017, Ref. RB	5.00%	11/15/2040	1,485	1,485,936
Series 2017, Ref. RB	5.00%	11/15/2045	11,060	10,994,635
Series 2018, RB	5.00%	11/15/2053	5,870	5,802,788
Maricopa (County of) Industrial Development Authority (Paradise Schools); Series 2016, Ref. Education RB (i)	5.00%	07/01/2047	4,000	4,088,320
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.50%	11/15/2034	3,695	3,585,148
Series 2014, Ref. RB	5.75%	11/15/2040	6,015	5,755,994
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016A, Ref. Education RB (i)	5.00%	07/01/2046	4,050	4,104,472
Phoenix (City of) Industrial Development Authority (Choice Academies); Series 2012, Education RB	5.63%	09/01/2042	2,850	2,920,139
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB (i)	6.75%	07/01/2044	5,250	5,730,743
Phoenix (City of) Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, Education RB	5.63%	07/01/2042	2,770	2,864,180
Phoenix Civic Improvement Corp.;
Series 2009 A, Jr. Lien Water System RB (b)(j)(k)	5.00%	07/01/2019	5,500	5,562,040
Series 2009 A, Jr. Lien Water System RB (b)(j)(k)	5.00%	07/01/2019	15,720	15,897,322
Pima (County of) Industrial Development Authority (Acclaim Charter School);
Series 2006, Education Facility RB	5.70%	12/01/2026	1,850	1,849,834
Series 2006, Education Facility RB	5.80%	12/01/2036	4,385	4,161,233
Pima (County of) Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. Education Facility RB (i)	5.38%	06/15/2035	2,370	2,449,442
Series 2015, Ref. Education Facility RB (i)	5.63%	06/15/2045	3,500	3,608,780
Series 2017, Education Facility RB (i)	4.13%	06/15/2029	1,500	1,473,120
Series 2017, Education Facility RB (i)	5.00%	06/15/2047	11,600	11,358,372
Series 2017, Education Facility RB (i)	5.00%	06/15/2052	6,945	6,683,243
Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Education Facilities RB	7.13%	12/01/2028	2,120	2,122,502
Series 2008 A, Education Facilities RB	7.25%	12/01/2038	3,285	3,287,989
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.25%	05/01/2044	3,000	3,255,090
Pima (County of) Industrial Development Authority (Edkey Charter Schools);
Series 2013, Ref. Education Facility RB	6.00%	07/01/2043	250	230,718
Series 2013, Ref. Education Facility RB	6.00%	07/01/2048	2,975	2,711,534
Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Education RB (j)(k)	8.50%	07/01/2019	1,620	1,655,478
Pima (County of) Industrial Development Authority (Paradise Education Center); Series 2010, Education RB (j)(k)	6.10%	06/01/2019	1,400	1,415,120
Pima (County of) Industrial Development Authority (Premier Charter High School);
Series 2016A, Ref. Education Facility RB (i)	7.00%	07/01/2045	3,315	3,136,189
Series 2016B, Ref. Sub. Education Facility RB	2.07%	07/01/2045	1,735	342,056
Series 2016C, Ref. Jr. Sub. Education Facility RB	2.07%	07/01/2045	1,036	10,355
Pima (County of) Industrial Development Authority (Riverbend Prep); Series 2010, Education RB (i)	7.00%	09/01/2037	3,358	3,359,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Sundance Community Facilities District (Assessment District No. 2); Series 2003, Special Assessment RB (i)	7.13%	07/01/2027	$911	$911,128
Sundance Community Facilities District (Assessment District No. 3); Series 2004, Special Assessment RB	6.50%	07/01/2029	165	165,010
Tempe (City of) Industrial Development Authority (Friendship Village);
Series 2012 A, Ref. RB	6.25%	12/01/2042	2,700	2,843,856
Series 2012 A, Ref. RB	6.25%	12/01/2046	4,100	4,314,102
Tempe (City of) Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB (i)	6.13%	10/01/2047	1,400	1,517,824
Series 2017 A, RB (i)	6.13%	10/01/2052	1,400	1,513,750
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School - Queen Creek and Casa Grande Campuses);
Series 2013, Education RB	5.75%	07/01/2033	3,000	3,169,800
Series 2013, Education RB	6.00%	07/01/2043	3,625	3,782,724
Tucson (City of) Industrial Development Authority (Catalina Village Assisted Living Apartments);
Series 2017 A, Multifamily Housing RB (l)	5.50%	05/01/2051	4,435	3,139,182
Series 2017 B, Multifamily Housing RB (l)	2.50%	05/01/2051	1,700	472,940
University Medical Center Corp.;
Series 2009, Hospital RB (j)(k)	6.25%	07/01/2019	1,650	1,674,981
Series 2009, Hospital RB (j)(k)	6.50%	07/01/2019	2,100	2,133,432
Series 2011, Hospital RB (j)(k)	6.00%	07/01/2021	2,600	2,850,614
				223,530,067

California–11.96%
ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB	5.00%	07/01/2047	6,000	6,282,900
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB (j)(k)	7.63%	01/01/2020	4,340	4,557,000
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, Toll Bridge RB (b)	5.00%	04/01/2056	21,000	23,436,840
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.);
Series 2006, Tobacco Settlement Asset-Backed CAB RB (f)	0.00%	06/01/2033	14,880	6,616,094
California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.);
Series 2006A, Tobacco Settlement CAB Sub. RB (f)	0.00%	06/01/2046	25,000	4,108,500
California (State of) Educational Facilities Authority (Stanford University);
Series 2012 U-2, Ref. RB (b)	5.00%	10/01/2032	8,745	11,127,838
Series 2014 U-6, RB (b)	5.00%	05/01/2045	15,000	19,555,050
Series 2010, RB (b)	5.25%	04/01/2040	6,255	8,254,724
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County);
Series 2009, RB	6.50%	11/01/2038	3,000	3,089,760
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB (b)	5.00%	11/01/2047	10,000	13,027,400
California (State of) Municipal Finance Authority (California Baptist University);
Series 2016A, RB (i)	5.00%	11/01/2036	1,500	1,628,940
Series 2016A, RB (i)	5.00%	11/01/2046	3,000	3,212,400
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB (i)	6.63%	01/01/2032	1,000	1,052,180
Series 2012, RB (i)	6.88%	01/01/2042	1,500	1,584,015
California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB (j)(k)	8.50%	10/01/2019	1,000	1,039,550
California (State of) Municipal Finance Authority (Santa Rosa Academy);
Series 2012 A, Charter School Lease RB	5.75%	07/01/2030	6,360	6,759,917
Series 2012 A, Charter School Lease RB	6.00%	07/01/2042	5,355	5,650,864
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB (i)(m)	5.00%	07/01/2037	13,500	14,160,015
Series 2012, Water Furnishing RB (i)(m)	5.00%	11/21/2045	22,210	23,125,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services Southern California, LLC); Series 2016, Solid Waste Disposal RB (i)(m)	7.00%	12/01/2027	$9,925	$9,597,078
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Ref. RB (i)	5.00%	07/01/2039	2,500	2,802,750
Ref. Water Furnishing RB (i)	5.00%	11/21/2045	11,650	12,917,870
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, School Facility RB	6.40%	07/01/2048	3,000	3,358,170
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	5,000	5,130,700
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,046,800
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2011, RB (j)(k)	7.25%	11/01/2021	1,500	1,723,050
Series 2011, RB (j)(k)	7.50%	11/01/2021	5,500	6,353,545
Series 2014 A, RB	6.13%	11/01/2033	1,560	1,766,762
California (State of) Statewide Communities Development Authority (Creative Child Care & Team); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $755,000) (i)	6.75%	06/01/2045	6,700	6,774,906
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.);
Series 2012, RB	5.25%	11/15/2034	4,350	4,619,526
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (i)	5.00%	06/01/2036	4,250	4,569,983
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	11,000	11,834,680
Series 2016A, RB (i)	5.00%	12/01/2036	1,500	1,605,930
Series 2016A, RB (i)	5.25%	12/01/2056	47,945	51,000,055
California (State of) Statewide Communities Development Authority (NCCD - Hooper Street LLC - California College of the Arts);
Series 2019, College Housing RB (i)	5.25%	07/01/2049	375	396,094
Series 2019, College Housing RB (i)	5.25%	07/01/2052	1,450	1,525,458
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB (i)	7.00%	11/15/2029	1,745	1,799,025
Series 2009, Senior Living RB (i)	7.25%	11/15/2041	3,500	3,613,505
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden);
Series 2012, RB	6.00%	10/01/2042	2,895	3,079,035
Series 2012, RB	6.00%	10/01/2047	1,785	1,894,813
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization);
Series 2002, Tobacco Settlement Asset-Backed RB	6.00%	05/01/2043	15,000	15,079,500
Series 2006A, Tobacco Settlement CAB Turbo RB (f)	0.00%	06/01/2046	181,950	31,189,869
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.);
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	9,380	9,401,855
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.25%	06/01/2045	3,730	3,738,728
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	3,430	3,716,679
Series 2017, Ref. RB	5.00%	10/15/2047	10,170	10,894,918
Eden (Township of) Healthcare District; Series 2010, COP (j)(k)	6.13%	06/01/2020	2,510	2,653,170
Fairfield (City of) Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, Special Tax RB	6.50%	09/01/2023	1,235	1,263,776
Series 2008, Special Tax RB	6.75%	09/01/2028	2,550	2,612,526
Series 2008, Special Tax RB	6.88%	09/01/2038	4,440	4,549,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Foothill-Eastern Transportation Corridor Agency;
Series 2014 A, Ref. Toll Road CAB RB (INS -AGM)(e)(f)	0.00%	01/15/2036	$61,010	$33,061,929
Series 2014 A, Ref. Toll Road CAB RB (INS -AGM)(e)(f)	0.00%	01/15/2037	20,000	10,300,200
Series 2014 A, Ref. Toll Road RB	6.00%	01/15/2049	20,000	22,917,800
Series 2014 A, Toll Road Conv. CAB RB (d)	6.85%	01/15/2042	5,000	4,654,250
Series 2014 C, Ref. Jr. Lien Toll Road RB	6.50%	01/15/2043	10,750	12,385,505
Golden State Tobacco Securitization Corp.;
Series 2007 A-2, Sr. Tobacco Settlement Asset-Backed Conv. CAB RB (d)	5.30%	06/01/2037	47,000	47,197,870
Series 2007 B, First Sub. Tobacco Settlement Asset-Backed CAB RB (f)	0.00%	06/01/2047	185,000	29,729,500
Series 2018 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	55,140	53,227,745
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	5.00%	06/01/2021	3,110	3,110,249
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB (f)	0.00%	06/01/2036	161,415	48,879,690
Series 2007 D, Asset-Backed Tobacco Settlement CAB RB (f)	0.00%	06/01/2057	46,635	2,554,665
Lake Tahoe Unified School District (Election of 2008); Series 2010, Conv. CAB Unlimited Tax GO Bonds (INS -AGM)(d)(e)	6.38%	08/01/2045	5,315	3,905,621
Los Angeles (City of) Community Facilities District No. 3 (Cascades Business Park); Series 1997, Special Tax RB	6.40%	09/01/2022	310	311,779
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2018 A, Sub. RB (b)(n)	5.25%	05/15/2048	26,000	29,848,260
Los Angeles (City of) Department of Water & Power; Series 2012 B, Waterworks RB (b)	5.00%	07/01/2043	66,530	72,672,715
M-S-R Energy Authority;
Series 2009 A, Gas RB	6.50%	11/01/2039	4,490	6,267,546
Series 2009 B, Gas RB	6.50%	11/01/2039	5,500	7,677,395
National City (City of) Community Development Commission (National City Redevelopment);
Series 2011, Tax Allocation RB (j)(k)	7.00%	08/01/2021	4,750	5,369,923
Placentia (City of) Public Financing Authority (Working Capital Financing); Series 2009, Lease RB	7.50%	06/01/2019	690	688,655
Regents of the University of California; Series 2014 AM, General RB (b)	5.00%	05/15/2044	34,545	38,398,840
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2048	7,000	7,621,180
San Bernardino City Unified School District;
Series 2011 D, Unlimited Tax CAB GO Bonds (INS -AGM)(e)(f)	0.00%	08/01/2036	7,650	4,061,615
Series 2011 D, Unlimited Tax CAB GO Bonds (INS -AGM)(e)(f)	0.00%	08/01/2037	13,130	6,616,207
Series 2011 D, Unlimited Tax CAB GO Bonds (INS -AGM)(e)(f)	0.00%	08/01/2038	13,515	6,500,985
Series 2011 D, Unlimited Tax CAB GO Bonds (INS -AGM)(e)(f)	0.00%	08/01/2039	13,895	6,365,161
Series 2011 D, Unlimited Tax CAB GO Bonds (INS -AGM)(e)(f)	0.00%	08/01/2040	14,280	6,231,649
Series 2011 D, Unlimited Tax CAB GO Bonds (INS -AGM)(e)(f)	0.00%	08/01/2041	14,080	5,857,843
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	8.00%	12/01/2031	9,875	11,033,930
Series 2011, RB	7.50%	12/01/2041	21,980	23,967,651
San Diego Unified School District (Election of 2008); Series 2012 E, Unlimited Tax Conv. CAB GO Bonds (d)	5.25%	07/01/2042	10,000	6,797,900
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB (j)(k)	6.25%	08/01/2019	1,000	1,019,660
Series 2009 D, Tax Allocation RB (j)(k)	6.50%	08/01/2019	1,000	1,020,630
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, Special Tax CAB RB (f)	0.00%	08/01/2036	5,710	2,330,422
Series 2013 C, Special Tax CAB RB (f)	0.00%	08/01/2038	2,000	713,480
Series 2013 C, Special Tax CAB RB (f)	0.00%	08/01/2043	17,000	4,489,870
San Joaquin Hills Transportation Corridor Agency;
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	7,000	7,550,340
Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2049	12,000	12,904,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Jose (City of);
Series 2017 A, Ref. Airport RB (b)	5.00%	03/01/2041	$10,000	$11,126,500
Series 2017 A, Ref. Airport RB (b)	5.00%	03/01/2047	20,000	22,133,800
San Jose (City of) (Helzer Courts Apartments); Series 1999 A, MFH RB (m)	6.40%	12/01/2041	14,123	14,127,661
San Jose (City of) Community Facilities District No. 9 (Bailey/Highway 101);
Series 2003, Special Tax RB	6.60%	09/01/2027	2,000	2,000,700
Series 2003, Special Tax RB	6.65%	09/01/2032	2,630	2,634,287
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds (d)	6.63%	08/01/2042	4,080	3,687,749
Santa Cruz (County of) Redevelopment Agency (Live Oak/Soquel Community Improvement); Series 2009 A, Tax Allocation RB (j)(k)	7.00%	09/01/2019	3,500	3,593,940
Savanna Elementary School District (Election of 2008); Series 2012 B, Unlimited Tax Conv. CAB GO Bonds (INS -AGM)(d)(e)	6.75%	02/01/2052	7,500	5,692,575
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, Tobacco Settlement Asset-Backed CAB Turbo RB (f)	0.00%	06/01/2047	20,000	3,517,200
Series 2007 A, Tobacco Settlement CAB Turbo RB (f)	0.00%	06/01/2036	10,000	3,626,700
Southern California Logistics Airport Authority;
Series 2007, Tax Allocation RB	6.15%	12/01/2043	4,400	4,439,468
Series 2008 A, Tax Allocation CAB RB (f)	0.00%	12/01/2045	18,085	2,537,868
Series 2008 A, Tax Allocation CAB RB (f)	0.00%	12/01/2046	18,085	2,345,625
Series 2008 A, Tax Allocation CAB RB (f)	0.00%	12/01/2047	18,085	2,166,945
Series 2008 A, Tax Allocation CAB RB (f)	0.00%	12/01/2048	18,085	2,001,286
Series 2008 A, Tax Allocation CAB RB (f)	0.00%	12/01/2049	18,085	1,847,564
Series 2008 A, Tax Allocation CAB RB (f)	0.00%	12/01/2050	18,085	1,704,873
Series 2008 A, Tax Allocation RB	6.00%	12/01/2033	1,475	1,452,226
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006A-1, Sr. RB	4.75%	06/01/2025	5	5,000
Series 2006A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	6,850	6,850,206
Series 2006A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	8,205	8,205,246
Series 2006, Tobacco Settlement Asset-Backed First Sub. CAB RB (f)	0.00%	06/01/2046	30,000	4,392,900
Series 2006, Tobacco Settlement Asset-Backed Third Sub. CAB RB (f)	0.00%	06/01/2046	47,000	4,865,440
University of California; Series 2017 M, Limited RB (b)	5.00%	05/15/2047	50,890	57,474,657
Vallejo (City of) Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, Local Agency RB	5.80%	09/01/2031	3,665	3,680,246
Victor Valley Union High School District (Election of 2008); Series 2013 B, Unlimited Tax CAB GO Bonds (f)(j)(k)	0.00%	08/01/2023	74,825	14,642,148
				1,120,775,986

Colorado–5.44%
Amber Creak Metropolitan District; Series 2017 B, Sub. Limited Tax GO Bonds	7.75%	12/15/2047	515	506,178
Arista Metroplitan District; Series 2018 A, Ref. & Improvement Limited Special Tax GO Bonds	5.13%	12/01/2048	7,750	7,890,585
Banning Lewis Ranch Metropolitan District;
Series 2018 A, Limited Tax GO Bonds	5.38%	12/01/2048	2,500	2,538,525
Series 2018 B, Sub. Limited Tax GO Bonds	7.75%	12/15/2041	630	637,201
Banning Lewis Ranch Metropolitan District No. 3; Series 2015 A, Limited Tax GO Bonds	6.13%	12/01/2045	1,025	976,425
Banning Lewis Ranch Metropolitan District No. 4;
Series 2018 A, Limited Tax GO Bonds	5.75%	12/01/2048	5,000	5,061,750
Series 2018 B, Sub. Limited Tax GO Bonds	8.00%	12/15/2048	2,063	2,085,363
Banning Lewis Ranch Metropolitan District No. 5;
Series 2018 A, Limited Tax GO Bonds	5.75%	12/01/2048	2,195	2,222,108
Series 2018 B, Limited Tax GO Bonds	8.00%	12/15/2048	511	516,539
Brighton Crossing Metropolitan District No. 4; Series 2017 B, Sub. Limited Tax GO Bonds	7.00%	12/15/2047	670	652,051
Bromley Park Metropolitan District No. 2; Series 2018 C, Ref. Limited Tax GO Bonds	7.85%	12/15/2047	6,408	6,386,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. & Improvement Limited Tax GO Bonds	6.25%	12/01/2032	$3,355	$2,717,550
Buffalo Highlands Metropolitan District;
Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.25%	12/01/2038	1,000	1,001,930
Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.38%	12/01/2048	1,750	1,752,590
Series 2018 B, Ref. Sub. Limited Tax GO Bonds	7.63%	12/15/2046	1,226	1,206,752
Buffalo Ridge Metropolitan Distric; Series 2018 B, Sub. Limited Tax GO Bonds	7.38%	12/15/2047	3,230	3,233,230
Canyons Metropolitan District No. 5;
Series 2017 A, Ref. Limited Tax GO Bonds	6.00%	12/01/2037	1,750	1,773,012
Series 2017 A, Ref. Limited Tax GO Bonds	6.13%	12/01/2047	4,735	4,769,518
Series 2017 B, Sub. Limited Tax GO Bonds	8.00%	12/15/2047	3,500	3,544,450
Castle Oaks Metropolitan District No. 3;
Series 2017, Ref. Limited Tax GO Bonds	5.00%	12/01/2037	3,275	3,277,489
Series 2017, Ref. Limited Tax GO Bonds	5.00%	12/01/2047	9,265	9,125,284
Centerra Metropolitan District No. 1 (In the City of Loveland);
Series 2017, Ref. Special Tax Allocation RB (i)	5.00%	12/01/2047	7,000	7,035,280
Series 2018, Ref. Special Tax Allocation RB	5.25%	12/01/2048	5,550	5,616,378
City & County of Denver CO Airport System Revenue;
Series 2018 A, Sub. Airport System RB (b)	5.00%	12/01/2029	24,580	29,440,203
Series 2018 A, Sub. Airport System RB (b)	5.00%	12/01/2036	25,865	29,824,414
Clear Creek Station Metropolitan District No. 2; Series 2017 B, Sub. Limited Tax GO Bonds	7.38%	12/15/2047	500	502,775
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/2028	1,650	1,653,019
Series 2008, Charter School RB	6.50%	07/01/2038	1,000	1,001,590
Series 2013, Charter School RB	7.45%	08/01/2048	2,245	2,520,372
Colorado (State of) Health Facilities Authority (American Baptist Homes); Series 2009 A, RB (j)(k)	7.75%	08/01/2019	4,000	4,098,440
Colorado (State of) Health Facilities Authority (Christian Living Communities); Series 2011, RB	6.38%	01/01/2041	1,615	1,726,193
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. Hospital RB	5.25%	05/15/2037	750	807,323
Series 2017 A, Ref. Hospital RB	5.25%	05/15/2047	3,500	3,727,430
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB (b)	5.00%	01/01/2044	21,000	22,703,310
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB (i)	5.75%	12/01/2035	1,650	1,698,064
Series 2015 A, Ref. RB (i)	6.13%	12/01/2045	2,300	2,389,010
Series 2015 A, Ref. RB (i)	6.25%	12/01/2050	4,070	4,244,237
Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB (j)(k)	6.00%	11/15/2020	1,600	1,714,016
Series 2010 A, RB (j)(k)	6.25%	11/15/2020	4,750	5,108,245
Series 2011, RB (j)(k)	5.75%	11/15/2021	1,000	1,103,510
Series 2011, RB (j)(k)	6.00%	11/15/2021	1,195	1,326,522
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.20%	07/01/2022	600	600,246
Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/2027	3,260	3,260,293
Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/2037	5,815	5,794,299
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.50%	01/15/2030	4,500	4,662,765
Series 2010, Private Activity RB	6.00%	01/15/2041	12,935	13,274,285
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. & Improvement Limited Tax GO Bonds	5.88%	12/01/2046	15,750	16,645,072
Copperleaf Metropolitan District No. 6;
Series 2018 A, Limited Tax GO Bonds	5.25%	12/01/2048	2,000	2,002,980
Subseries 2018 B, Limited Tax GO Bonds	7.50%	12/15/2048	820	820,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Cornerstar Metropolitan District;
Series 2017 A, Ref. Limited Tax GO Bonds	5.13%	12/01/2037	$1,000	$1,025,980
Series 2017 A, Ref. Limited Tax GO Bonds	5.25%	12/01/2047	2,600	2,662,010
Crowfoot Valley Ranch Metropolitan District No. 2;
Series 2018 A, Limited Tax GO Bonds	5.63%	12/01/2038	2,555	2,518,821
Series 2018 A, Limited Tax GO Bonds	5.75%	12/01/2048	9,665	9,501,758
Series 2018 B, Sub. Limited Tax GO Bonds	8.00%	12/15/2048	1,630	1,607,408
Denver (City & County of); Series 2018 A, Ref. Sub. Airport System RB (b)	5.25%	12/01/2043	17,500	20,178,375
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB (m)	5.00%	10/01/2032	13,000	13,820,820
Denver (City of) Urban Renewal Authority (9th and Colorado Urban); Series 2018 A, Tax Increment Allocation RB (i)	5.25%	12/01/2039	9,000	9,060,000
Denver Gateway Center Metropolitan District;
Series 2018 A, Limited Tax GO Bonds	5.63%	12/01/2048	2,130	2,182,803
Series 2018 B, Sub. Limited Tax GO Bonds	7.88%	12/15/2048	1,855	1,848,804
Douglas (County of) Sierra Ridge Metropolitan District No. 2;
Series 2016A, Sr. Limited Tax GO Bonds	5.50%	12/01/2046	2,000	2,033,240
Series 2016B, Sub. Limited Tax GO Bonds	7.63%	12/15/2046	1,500	1,459,905
Elbert (County of) & Highway 86 Commercial Metropolitan District; Series 2008 A, Public Improvement Fee RB (o)	7.50%	12/01/2032	4,500	3,375,000
Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation & Public Improvement Fee Supported RB	7.50%	03/01/2040	4,526	4,615,841
Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Tax Supported Limited Tax GO Bonds	7.25%	12/01/2040	930	962,076
Gardens on Havana Metropolitan District No. 3 (The);
Series 2017 A, Special RB	5.13%	12/01/2037	1,070	1,095,937
Series 2017 A, Special RB	5.25%	12/01/2047	1,015	1,037,442
Series 2017 B, Sub. Special RB	7.75%	12/15/2047	1,000	1,013,980
Grandby Ranch Metropolitan District; Series 2018, Ref. Limited Tax GO Bonds (i)	5.50%	12/01/2052	5,490	5,456,127
Johnston (Town of) Plaza Metropolitan District;
Series 2016A, Special RB	5.25%	12/01/2036	4,000	3,887,280
Series 2016A, Special RB	5.38%	12/01/2046	12,000	11,562,240
Lakes at Centerra Metropolitan District No. 2;
Series 2018 A, Improvement Limited Tax GO Bonds	5.13%	12/01/2037	2,200	2,221,516
Series 2018 A, Improvement Limited Tax GO Bonds	5.25%	12/01/2047	3,470	3,498,246
Series 2018 B, Sub. Limited Tax GO Bonds	7.63%	12/15/2047	1,795	1,800,834
Leyden Rock Metropolitan District No. 10; Series 2017 C, Ref. Jr. Lien Sub. Limited Tax GO Bonds	10.75%	12/15/2049	1,025	999,918
Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	6.75%	02/01/2022	150	150,038
Series 2003 A, Health Care Facilities RB	7.00%	02/01/2025	800	800,072
Series 2003 A, Health Care Facilities RB	7.00%	02/01/2038	6,200	6,072,404
Neu Towne Metropolitan District; Series 2018 B, Ref. Sub. Limited Tax GO Bonds	7.75%	12/15/2046	2,285	2,274,260
North Holly Metropolitan District;
Series 2018 A, Limited Tax GO Bonds	5.50%	12/01/2048	1,260	1,232,809
Series 2018 B, Sub. Limited Tax GO Bonds	7.88%	12/15/2048	1,015	999,095
North Park Metropolitan District No. 1;
Series 2018 A-2, Special RB	5.50%	12/01/2034	8,340	8,618,890
Series 2018 A-2, Special RB	5.85%	12/01/2048	9,000	9,241,200
Series 2018 A-1, Special RB	5.38%	12/01/2034	5,650	5,795,092
Series 2018 A-1, Special RB	5.75%	12/01/2048	3,850	3,916,913
North Range Metropolitan District No. 2;
Series 2017 A, Ref. Limited Tax GO Bonds	5.63%	12/01/2037	3,270	3,270,589
Series 2017 A, Ref. Limited Tax GO Bonds	5.75%	12/01/2047	4,885	4,884,511
Series 2017 B, Sub. Limited Tax GO Bonds	7.75%	12/15/2047	2,830	2,828,613
Painted Prairie Metropolitain District No. 2; Series 2018, Limited Tax GO Bonds	5.25%	12/01/2048	5,250	5,264,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Prairie Center Metropolitan District No. 3 (Park & Recreation Improvements); Series 2018, Special RB	5.13%	12/15/2042	$4,335	$4,249,991
Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.50%	11/15/2038	22,895	32,122,143
Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO Bonds	6.50%	12/01/2035	1,000	500,000
South Aurora Regional Improvement Authority; Series 2018, Special RB	6.25%	12/01/2057	2,815	2,842,868
Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2037	265	281,356
Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2047	500	522,650
Series 2017 A-2, Unlimited Tax GO Bonds	5.00%	12/01/2047	325	339,723
St. Vrain Lakes Metropolitan District No. 2;
Series 2017 A, Sr. Limited Tax GO Bonds	5.00%	12/01/2037	2,510	2,512,661
Series 2017 A, Sr. Limited Tax GO Bonds	5.13%	12/01/2047	2,550	2,547,883
Series 2017 B, Sub. Limited Tax GO Bonds	7.63%	12/15/2047	1,080	1,050,840
Sterling Ranch Community Authority Board; Series 2017 B, Sr. Sub. Supported and Special RB	7.50%	12/15/2047	5,500	5,491,035
Tailholt Metropolitan District No. 3; Series 2018 A, Limited Tax GO Bonds	6.00%	12/01/2048	7,545	7,646,178
Series 2018 B, Limited Tax GO Bonds	8.13%	12/15/2048	1,647	1,666,962
University of Colorado; Series 2014 A, Enterprise RB (b)(j)(k)	5.00%	06/01/2024	16,835	19,618,499
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch); Series 2007, CAB Limited Tax GO Bonds (f)	0.00%	12/01/2037	90,348	24,841,315
Vista Ridge Metropolitan District; Series 2006 B, Ref. Sub. Limited Tax GO Bonds (j)(k)	9.50%	12/01/2021	1,000	1,223,460
				509,407,655

Connecticut–0.19%
Georgetown (City of) Special Taxing District; Series 2006 A, Unlimited Tax GO Bonds (Acquired 11/16/2006; Cost $2,955,000) (c)(i)	5.13%	10/01/2036	4,405	1,409,600
Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.75%	01/01/2043	10,815	11,056,607
Series 2009 C, RB (k)	5.50%	01/01/2022	2,000	1,888,400
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB (j)(k)	7.88%	04/01/2020	3,000	3,197,460
				17,552,067

Delaware–0.20%
Delaware (State of) Economic Development Authority (Aspira of Delaware Charter Operations, Inc.); Series 2016A, RB	5.00%	06/01/2051	2,200	2,121,394
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB	5.00%	09/01/2042	1,350	1,391,391
Millsboro (Town of) (Plantation Lakes Special Development District); Series 2018, Special GO Bonds (i)	5.13%	07/01/2038	8,000	8,217,280
Series 2018, Special Obligation Bonds (i)	5.25%	07/01/2048	4,100	4,193,767
Wilmington (City of) (Electra Arms Senior Association); Series 1998, MFH Rental RB (m)	6.25%	06/01/2028	3,185	3,186,656
				19,110,488

District of Columbia–1.65%
District of Columbia; Series 2009 B, Ref. Sec. Income Tax RB (b)	5.00%	12/01/2025	16,165	16,560,881
Series 2014 C, Unlimited Tax GO Bonds (b)	5.00%	06/01/2038	21,000	23,423,610
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB (j)(k)	6.38%	03/01/2021	1,815	1,960,817
Series 2011, RB (j)(k)	6.63%	03/01/2021	5,150	5,645,688
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/2040	7,000	7,143,430
District of Columbia (Gallaudet University); Series 2011, University RB	5.50%	04/01/2041	3,000	3,193,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2032	$500	$525,320
Series 2017 A, RB	5.00%	07/01/2037	1,450	1,491,673
Series 2017 A, RB	5.00%	07/01/2042	1,250	1,268,625
Series 2017 A, RB	5.00%	07/01/2052	8,250	8,316,495
District of Columbia (Provident Group—Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2045	7,750	7,789,990
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB (j)(k)	6.38%	10/01/2019	2,000	2,054,060
Series 2009, Hospital RB (j)(k)	6.50%	10/01/2019	5,000	5,138,400
District of Columbia Tobacco Settlement Financing Corp.; Series 2006A, Asset-Backed CAB RB (f)	0.00%	06/15/2046	100,920	15,478,100
Series 2006C, Asset-Backed CAB RB (f)	0.00%	06/15/2055	60,320	2,284,318
District of Columbia Water & Sewer Authority; Series 2013 A, Sub. Lien Public Utility RB (b)	5.00%	10/01/2044	27,000	29,635,200
District of Columbia Water & Sewer Authority (Green Bonds); Series 2017 A, Public Utility RB (b)	5.00%	10/01/2052	20,000	22,511,000
				154,420,687

Florida–5.07%
Alachua (County of) Health Facilities Authority (East Ridge Retirement Village, Inc.); Series 2014, RB	6.25%	11/15/2044	6,500	5,658,445
Series 2014, RB	6.38%	11/15/2049	6,750	5,929,200
Alachua (County of) Health Facilities Authority (Oak Hammock at the University of Florida); Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2032	1,000	1,131,750
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2042	2,500	2,816,100
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/2046	2,000	2,245,820
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.00%	11/15/2031	3,000	3,277,140
Series 2011 A, RB	8.13%	11/15/2041	11,200	12,201,392
Series 2011 A, RB	8.13%	11/15/2046	6,000	6,520,620
Atlantic Beach (City of) (Fleet Landing); Series 2018 A, Health Care Facilities RB	5.00%	11/15/2043	1,100	1,173,909
Series 2018 A, Health Care Facilities RB	5.00%	11/15/2048	3,190	3,391,257
Series 2018 A, Health Care Facilities RB	5.00%	11/15/2053	6,235	6,577,987
Broward (County of); Series 2017, Airport System RB (b)	5.00%	10/01/2042	12,045	13,395,365
Buckeye Park Community Development District; Series 2008 A, Capital Improvement Special Assessment RB (c)	7.88%	05/01/2038	4,900	2,107,000
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Senior Housing RB (i)	6.00%	07/01/2045	4,000	4,245,440
Series 2015, Ref. Senior Housing RB (i)	6.00%	07/01/2050	5,265	5,573,371
Capital Trust Agency (Miami Community Charter School); Series 2010 A, RB	7.00%	10/15/2040	1,500	1,541,865
Capital Trust Agency Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 A-1, Sr. Living RB	4.00%	07/01/2038	2,750	2,680,150
Series 2018 A-1, Sr. Living RB	4.00%	07/01/2043	1,000	950,040
Series 2018 A-1, Sr. Living RB	4.13%	07/01/2053	2,000	1,895,020
Series 2018 B, Sr. Living RB	5.00%	07/01/2043	500	505,955
Series 2018 B, Sr. Living RB	5.00%	07/01/2053	1,100	1,102,365
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB (i)	5.00%	07/01/2037	1,000	1,023,170
Series 2017, Ref. Retirement Facility RB (i)	5.00%	07/01/2046	600	603,612
Capital Trust Agency Inc. (Tallahassee Tapestry); Series 2015, First Mortgage RB (i)	6.75%	12/01/2035	5,405	5,477,103
Series 2015, First Mortgage RB (i)	7.13%	12/01/2050	2,000	2,030,080
Capital Trust Agency Inc. (University Bridge LLC Student Housing); Series A, Student Housting RB (i)	5.25%	12/01/2043	11,000	10,983,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Capital Trust Agency, Inc. (Tallahassee Tapestry); Series 2015, First Mortgage RB (i)	7.00%	12/01/2045	$2,000	$2,016,760
Championsgate Community Development District; Series 1998 A, Capital Improvement Special Assessment RB	6.25%	05/01/2020	700	701,505
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB (i)	8.13%	05/15/2044	5,560	5,444,908
Series 2014 A, Continuing Care Community RB (i)	8.25%	05/15/2049	44,570	43,613,528
Series 2015 A, Continuing Care Community RB (i)	5.50%	05/15/2025	345	333,553
Series 2015 A, Continuing Care Community RB (i)	6.25%	05/15/2035	875	811,108
Series 2015 A, Continuing Care Community RB (i)	6.50%	05/15/2049	3,000	2,693,550
East Homestead Community Development District; Series 2013, Special Assessment RB	5.63%	11/01/2043	2,000	2,047,900
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB (j)(k)	7.25%	10/01/2021	14,000	15,930,180
Florida Development Finance Corp. (Brightline Passenger Rail); Series 2017, Surface Transportation Facility RB (i)(k)(m)	5.63%	01/01/2028	37,000	38,160,320
Florida Development Finance Corp. (Palm Bay Academy Inc.);
Series 2017, Ref. Sr. Lien Taxable RB (i)	6.38%	05/15/2037	2,705	2,560,066
Series 2017, Ref. Sub Lien Taxable RB (f)(i)	0.00%	05/15/2037	2,235	843,386
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2012 A, Educational Facilities RB (i)	6.00%	06/15/2032	4,250	4,331,685
Series 2012 A, Educational Facilities RB (i)	6.13%	06/15/2043	4,250	4,285,615
Series 2015, Educational Facilities RB (i)	6.13%	06/15/2046	14,035	14,314,858
Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/2038	2,525	2,531,691
Series 2012, RB	7.00%	10/01/2026	90	97,089
Series 2012, RB	7.25%	10/01/2041	595	640,184
Gramercy Farms Community Development District;
Series 2007 A-1, Special Assessment RB (c)	5.25%	05/01/2039	1,335	13
Series 2007 A-2, Special Assessment RB (c)	5.25%	05/01/2039	1,700	17
Series 2011, Ref. Special Assessment Conv. CAB RB (d)	6.75%	05/01/2039	25,185	12,088,800
Highlands (County of) Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, Sr. Living RB	6.25%	04/01/2049	10,010	10,352,342
Hillsborough (County of) Industrial Development Authority (Health Facilities); Series 2008 B, IDR (j)(k)	8.00%	08/15/2019	1,000	1,037,990
Kendall Breeze West Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/2034	1,120	1,120,179
Lake (County of) Florida (Lakeside at Waterman Village);
Series 2018 A, Retirement Community RB (i)	10.00%	10/31/2023	2,500	2,500,100
Series 2018 A, Taxable Retirement Community RB (i)	12.00%	10/31/2023	1,000	999,850
Lake Helen (City of) (Ivy Hawn Charter School of the Arts);
Series 2018 A, Educational Facilities RB (i)	5.50%	07/15/2048	2,250	2,257,178
Series 2018 A, Educational Facilities RB (i)	5.75%	07/15/2053	2,030	2,054,746
Lakeland (City of) (Carpenter’s Home Estate Accident Investor); Series 2008, Ref. First Mortgage Retirement Community RB	6.38%	01/01/2043	2,250	2,253,803
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark);
Series 2012, Ref. RB	5.25%	10/01/2032	4,500	4,691,610
Series 2012, Ref. RB	5.75%	10/01/2042	10,100	10,624,594
Series 2012, Ref. RB	6.50%	10/01/2047	10,000	10,849,000
Lee (County of) Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2012, IDR	5.50%	06/15/2032	1,880	1,869,340
Series 2012, IDR	5.75%	06/15/2042	3,210	3,129,333
Miami-Dade (County of);
Series 2009, Sub. Special Obligation CAB RB (f)	0.00%	10/01/2035	12,000	6,504,600
Series 2009, Sub. Special Obligation CAB RB (f)	0.00%	10/01/2042	42,215	15,968,668
Miami-Dade (County of) (Building Better Communities Program);
Series 2016A, Ref. Unlimited Tax GO Bonds (b)	5.00%	07/01/2037	15,605	17,704,653
Series 2016A, Ref. Unlimited Tax GO Bonds (b)	5.00%	07/01/2038	15,985	18,103,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2018 A, RB (b)	5.00%	04/01/2053	$13,500	$14,908,320
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital);
Series 2010, Ref. Hospital RB (j)(k)	6.00%	08/01/2020	365	386,374
Series 2010, Ref. Hospital RB (j)(k)	6.13%	08/01/2020	185	196,154
Series 2010, Ref. Hospital RB	6.00%	08/01/2030	135	142,255
Series 2010, Ref. Hospital RB	6.13%	08/01/2042	65	68,475
Orange (County of) Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/2028	1,290	1,290,968
Orange (County of) Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/2031	3,320	3,325,544
Orange (County of) Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	690	691,152
Orange (County of) Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	180	180,301
Orange (County of) Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	690	691,152
Orange (County of) Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/2031	265	265,443
Orlando (City of); Series 2014 A, Contract Tourist Development Tax Payments RB (b)(j)(k)	5.00%	05/01/2024	20,305	23,556,846
Overoaks Community Development District; Series 2010 A-2, Capital Improvement Conv. CAB RB (d)	6.13%	05/01/2035	365	365,438
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	2,750	3,089,845
Pine Ridge Plantation Community Development District; Series 2006 A, Capital Improvement Special Assessment RB	5.40%	05/01/2037	1,369	1,218,298
Pinellas (County of) Educational Facilities Authority (Pinellas Preparatory Academy);
Series 2011 A, RB	6.13%	09/15/2021	300	312,843
Series 2011 A, RB	7.13%	09/15/2041	3,250	3,352,992
Reunion East Community Development District;
Series 2002 A-2, Special Assessment RB (c)	7.38%	05/01/2033	145	1
Series 2005, Special Assessment RB (c)	5.80%	05/01/2036	1,716	17
Series 2015-1, Special Assessment RB	6.60%	05/01/2033	150	149,574
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	2,080	2,073,427
Sarasota (County of) Public Hospital District (Sarasota Memorial Hospital); Series 2008 B, Ref. RB (LOC-Wells Fargo Bank N.A.)(g)(h)	1.75%	07/01/2037	2,000	2,000,000
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF);
Series 2016 A, RB (i)	10.00%	12/28/2021	5,350	6,558,511
Series 2018 A, RB (i)	10.50%	12/28/2021	1,400	1,400,112
St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities);
Series 2010 A, RB (j)(k)	6.00%	08/01/2020	4,000	4,237,120
St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB (j)(k)	6.25%	11/15/2019	150	154,706
Series 2009 A, Ref. RB (j)(k)	6.50%	11/15/2019	1,000	1,033,380
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB (o)	6.20%	05/01/2035	1,375	879,793
Stonegate Community Development District; Series 2008, Special Assessment RB	8.13%	05/01/2039	4,310	4,423,094
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2016, Health Facility RB	5.00%	12/01/2055	6,000	6,390,420
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS - NATL)(b)(e)	6.00%	10/01/2029	13,440	17,930,976
Treeline Preserve Community Development District; Series 2007 A, Special Assessment RB (c)	6.80%	05/01/2039	4,895	2,692,250
				474,471,911

Georgia–0.82%
Americus (City of) & Sumter (County of) Hospital Authority (Magnolia Manor Obligated Group);
Series 2013 A, Ref. RB	6.25%	05/15/2033	3,950	4,241,036
Series 2013 A, Ref. RB	6.38%	05/15/2043	8,000	8,583,040
Atlanta (City of); Series 2015, Ref. Water & Wastewater RB (b)	5.00%	11/01/2040	37,555	41,906,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Clayton (County of) Development Authority (Delta Air Lines, Inc.); Series 2009 A, Special Facilities RB	8.75%	06/01/2029	$4,500	$4,855,590
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC (j)(k)	6.00%	09/01/2020	2,200	2,336,400
Series 2010, RAC (j)(k)	6.13%	09/01/2020	5,510	5,861,703
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB (i)	5.00%	11/01/2047	8,480	8,867,451
				76,652,093

Hawaii–0.21%
Hawaii (State of) Department of Budget & Finance (15 Craigside);
Series 2009 A, Special Purpose Senior Living RB (j)(k)	8.75%	11/15/2019	735	770,464
Series 2009 A, Special Purpose Senior Living RB (j)(k)	9.00%	11/15/2019	6,530	6,855,390
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds (b)(j)(k)	5.25%	04/01/2019	12,000	12,033,840
				19,659,694

Idaho–0.29%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, Solid Waste Disposal RB (c)(l)(m)	7.50%	11/01/2024	7,640	0
Idaho (State of) Health Facilities Authority (Terraces of Boise); Series 2014 A, RB	8.00%	10/01/2044	10,440	11,577,647
Series 2014 A, RB	8.13%	10/01/2049	9,000	10,011,150
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2010 A, Non-Profit Facilities RB	6.25%	07/01/2040	1,000	1,015,490
Series 2010 A, Non-Profit Facilities RB	6.25%	07/01/2045	1,000	1,014,850
Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-Profit Facilities RB	6.00%	06/01/2038	750	751,027
Idaho (State of) Housing & Finance Association (North Star Charter School); Series 2014 A, Ref. Non-Profit Facilities RB	6.75%	07/01/2028	39	41,255
Series 2014 A, Ref. Non-Profit Facilities RB	6.75%	07/01/2036	526	546,185
Series 2014 A, Ref. Non-Profit Facilities RB	6.75%	07/01/2048	1,061	1,088,627
Series 2014 B, Ref. Non-Profit Facilities CAB RB (f)(i)	0.00%	07/01/2049	9,112	1,185,397
				27,231,628

Illinois–11.01%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	3,580	3,582,363
Bolingbrook (Village of); Series 2005, Sales Tax Conv. CAB RB	6.25%	01/01/2024	3,745	3,652,798
Series 2005, Sales Tax RB	6.00%	01/01/2026	4,500	4,286,655
Bolingbrook (Village of) Special Service Area No. 2005-1; Series 2019, Ref. Special Tax RB	5.25%	03/01/2041	4,000	3,999,680
Bolingbrook (Village of) Special Services Area No. 1 (Forest City); Series 2005, Special Tax Conv. CAB RB (d)	5.90%	03/01/2027	2,000	2,000,000
Burbank (City of) (Intercultural Montessori Language School); Series 2015, Educational Facilities RB (i)	6.25%	09/01/2045	4,000	4,170,760
Chicago (City of); Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2034	3,145	3,379,334
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2032	2,150	2,320,603
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2033	3,000	3,231,600
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2034	2,160	2,320,942
Series 2005 D, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2037	6,075	6,478,927
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	2,500	2,680,900
Series 2007 F, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	10,640	11,409,910
Series 2007 G, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	375	402,135
Series 2007 G, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2042	400	422,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	$952	$952,883
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2025	18,885	18,889,910
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2033	3,500	3,574,585
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2033	3,250	3,426,475
Series 2014, Second Lien Wastewater Transmission RB (b)	5.00%	01/01/2044	16,755	17,852,620
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2034	4,440	4,770,824
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2035	2,000	2,144,720
Series 2017 A, Ref. Unlimited Tax GO Bonds	6.00%	01/01/2038	64,150	72,188,636
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	2,304	1,684,015
Chicago (City of) (Lakeshore East); Series 2003, Special Assessment Improvement RB	6.63%	12/01/2022	1,899	1,902,532
Chicago (City of) (O’Hare International Airport); Series 2017 D, Sr. Lien General Airport RB (b)	5.00%	01/01/2052	9,960	10,790,365
Chicago (City of) Board of Education;
Series 2011 A, Unlimited Tax GO Bonds	5.00%	12/01/2041	23,015	23,129,845
Series 2012 A, Unlimited Tax GO Bonds	5.00%	12/01/2042	19,420	19,543,511
Series 2017 H, Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2046	3,000	3,037,920
Series 2018 D, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2046	27,000	27,252,720
Series 2018 E, Educational Purpose TAN, Floating Rate (1 mo. USD LIBOR + 0.67%)(g)(i)	2.63%	03/29/2019	3,500	3,500,000
Chicago (City of) Metropolitan Water Reclamation District;
Series 2015 A, Unlimited Tax GO Green Bonds (b)	5.00%	12/01/2044	31,000	33,969,490
Series 2016C, Unlimited Tax GO Green Bonds (b)	5.00%	12/01/2045	19,750	21,667,528
Chicago (City of) Transit Authority; Series 2014, Sales Tax Receipts RB (b)	5.25%	12/01/2049	27,000	29,596,590
Chicago O’Hare International Airport; Series 2017 D, Sr. Lien General Airport RB (b)	5.00%	01/01/2047	27,500	29,970,325
Cook (County of) (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.75%	10/15/2040	7,250	7,534,780
East Dundee (Village of) (Route 25 South Redevelopment); Series 2012, Limited Obligation Tax Increment Allocation RB	5.63%	12/01/2031	1,530	1,492,530
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	1,379	1,321,565
Gilberts Special Service Area No. 25 (The Conservancy); Series 2018 A, Special Tax Conv. CAB RB (d)	6.00%	03/01/2048	13,121	11,435,870
Illinois (State of);
Series 2013, GO Bonds	5.50%	07/01/2033	10,520	11,114,906
Series 2013, Unlimited Tax GO Bonds	5.50%	07/01/2027	5,105	5,475,419
Series 2013, Unlimited Tax GO Bonds	5.25%	07/01/2030	4,965	5,209,328
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2025	35,550	38,269,219
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2027	7,145	7,754,254
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2029	11,000	11,793,210
Series 2016, Unlimited Tax GO Bonds	5.00%	11/01/2028	10,700	11,470,186
Series 2017 A, Unlimited Tax GO Bonds	5.00%	12/01/2034	5,125	5,364,286
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2026	10,500	11,413,920
Series 2017 D, Unlimited Tax GO Bonds (b)(n)	5.00%	11/01/2023	33,000	35,297,460
Series 2018 A, Unlimited Tax GO Bonds	6.00%	05/01/2028	6,000	6,987,960
Illinois (State of) Finance Authority (Clare Oaks);
Series 2012 A-1, RB	7.00%	11/15/2027	2,200	2,199,956
Series 2012 A-2, RB	7.00%	11/15/2027	2,140	2,115,219
Series 2012 B, Ref. Sub. RB (p)	6.00%	11/15/2052	9,584	7,330,901
Series 2012 C-1, Ref. Sub. RB (f)	0.00%	11/15/2052	3,902	111,635
Series 2012 C-2, Ref. Sub. Conv. RB (p)	6.00%	11/15/2052	780	228,865
Series 2012 C-3, Ref. Sub. Conv. RB (p)	4.00%	11/15/2052	780	135,655
Illinois (State of) Finance Authority (Collegiate Housing Foundation - DeKalb II, LLC - Northern Illinois University); Series 2011, Student Housing RB	6.88%	10/01/2043	7,000	7,420,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Friendship Village of Schaumburg);
Series 2010, RB (j)(k)	7.13%	02/15/2020	$1,710	$1,796,783
Series 2010, RB (j)(k)	7.25%	02/15/2020	8,900	9,362,088
Illinois (State of) Finance Authority (Intrinsic Schools-Belmont School); Series 2015, Charter School RB (i)	6.00%	12/01/2045	3,715	3,751,444
Illinois (State of) Finance Authority (Luther Oaks);
Series 2006A, RB	6.00%	08/15/2026	3,255	3,257,181
Series 2006A, RB	5.70%	08/15/2028	500	500,075
Series 2006A, RB	6.00%	08/15/2039	10,460	10,461,255
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.63%	05/15/2042	10,700	10,900,839
Series 2012, Ref. RB	5.75%	05/15/2046	3,000	3,063,690
Illinois (State of) Finance Authority (Montgomery Place);
Series 2017, Ref. RB	5.25%	05/15/2037	6,795	7,116,947
Series 2017, Ref. RB	5.25%	05/15/2048	11,770	12,108,505
Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.75%	10/15/2040	9,000	9,388,350
Illinois (State of) Finance Authority (Norwegian American Hospital Inc.);
Series 2008, RB	7.63%	09/15/2028	3,100	3,171,269
Series 2008, RB	7.75%	09/15/2038	8,140	8,708,823
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016A, RB	6.20%	05/15/2030	103	95,163
Series 2016A, RB	6.24%	05/15/2038	10,797	9,676,603
Series 2016A, RB	6.33%	05/15/2048	22,474	20,043,885
Series 2016A, RB	6.44%	05/15/2055	23,482	20,811,171
Series 2016B, RB	5.63%	05/15/2020	5,628	5,334,131
Series 2016, RB	2.00%	05/15/2055	7,144	352,556
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	7.00%	08/15/2043	12,210	12,762,014
Illinois (State of) Finance Authority (Plymouth Place);
Series 2013, Ref. RB	6.00%	05/15/2043	10,600	11,561,314
Series 2015, Ref. RB	5.25%	05/15/2050	6,660	6,793,466
Illinois (State of) Finance Authority (Provena Health); Series 2009 A, RB (j)(k)	7.75%	08/15/2019	12,800	13,145,088
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. Sr. Educational Facilities RB	6.00%	02/01/2034	750	787,230
Series 2014, Ref. Sr. Educational Facilities RB	6.13%	02/01/2045	1,500	1,559,985
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	9,170	9,169,817
Illinois (State of) Finance Authority (Rush University Medical Center);
Series 2015 A, Ref. RB	5.00%	11/15/2038	5,000	5,422,950
Series 2015 B, Ref. RB	5.00%	11/15/2039	3,700	4,005,546
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2009, RB (j)(k)	6.88%	08/15/2019	21,875	22,383,812
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2016A, Ref. RB	5.00%	08/15/2032	500	552,355
Illinois (State of) Finance Authority (Three Crowns Park);
Series 2017, Ref. RB	5.25%	02/15/2037	1,185	1,244,606
Series 2017, Ref. RB	5.25%	02/15/2047	2,870	2,992,922
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.);
Series 2011, Ref. Charter School RB	6.88%	10/01/2031	2,895	3,040,184
Series 2011, Ref. Charter School RB	7.13%	10/01/2041	1,000	1,047,250
Illinois (State of) Finance Authority (University of Chicago Medical); Series 2009 D-1, VRD RB (LOC - PNC Bank N.A.)(g)(h)	1.56%	08/01/2043	2,500	2,500,000
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB (b)	5.25%	10/01/2052	27,000	29,840,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	$9,925	$10,788,078
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	11,680,120
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee);
Series 2016A, MFH RB (i)	5.45%	01/01/2046	2,500	2,238,175
Series 2016A, MFH RB (i)	5.60%	01/01/2056	2,700	2,419,740
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, CAP Dedicated State Tax RB (INS -NATL)(e)(f)	0.00%	12/15/2038	29,950	12,031,814
Series 2010 B-2, Ref. Dedicated State Tax RB	5.00%	06/15/2050	1,000	1,004,660
Series 2010 B-2, Ref. RB	5.25%	06/15/2050	8,015	8,076,956
Series 2010, Dedicated State Tax RB (j)(k)	5.50%	06/15/2020	4,300	4,507,690
Series 2010, Dedicated State Tax RB	5.50%	06/15/2050	44,020	44,495,416
Series 2012 A, RB	5.00%	06/15/2042	2,000	2,044,780
Series 2012 B, CAB RB (f)	0.00%	12/15/2051	13,165	2,663,806
Series 2012, CAB RB (f)	0.00%	12/15/2050	35,755	7,645,849
Series 2015, CAB RB (f)	0.00%	12/15/2052	26,000	4,993,040
Series 2017 B, Ref. CAB RB (f)	0.00%	12/15/2054	20,000	3,444,600
Series 2017 B, Ref. Conv. CAB RB (d)	4.95%	12/15/2047	3,000	1,711,560
Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/2030	2,880	2,906,410
Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB (o)	5.75%	12/30/2025	1,800	576,000
Pingree Grove (Village of) (Cambridge Lakes Learning Center); Series 2011, RB (j)(k)	8.50%	06/01/2021	3,290	3,772,018
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB (c)	5.80%	03/01/2037	5,615	617,650
Railsplitter Tobacco Settlement Authority; Series 2010, RB (j)(k)	6.00%	06/01/2021	17,050	18,655,257
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2048	15,000	16,768,650
Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/2026	800	742,192
Series 2006, Senior Care Facilities RB	5.85%	12/01/2036	3,000	2,619,180
St. Charles (City of) Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	1,075	1,046,330
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II);
Series 2005, Special Tax RB (c)	6.25%	03/01/2035	5,408	2,433,600
United City of Yorkville (City of) Special Service Area No. 2006-113 (Cannonball/Beecher Road);
Series 2007, Special Tax RB	5.75%	03/01/2028	3,415	3,391,368
Upper Illinois River Valley Development Authority (Pleasant View Luther Home); Series 2010, RB	7.00%	11/15/2030	2,000	2,045,480
Series 2010, RB	7.25%	11/15/2040	3,300	3,382,863
Series 2010, RB	7.38%	11/15/2045	1,700	1,744,965
Series 2012, RB	6.00%	05/15/2042	6,035	6,257,873
				1,031,078,178

Indiana–1.56%
Allen (County of) Economic Development (StoryPoint Fort Wayne);
Series 2017, RB (i)	6.63%	01/15/2034	625	657,937
Series 2017, RB (i)	6.75%	01/15/2043	1,625	1,707,631
Series 2017, RB (i)	6.88%	01/15/2052	1,850	1,947,754
Carmel (City of) (Barrington Carmel);
Series 2012 A, RB	7.00%	11/15/2027	1,050	840,000
Series 2012 A, RB	7.00%	11/15/2032	2,980	2,384,000
Series 2012 A, RB	7.13%	11/15/2042	12,200	9,760,000
Series 2012 A, RB	7.13%	11/15/2047	9,940	7,952,000
Chestertown (Town of) (Storypoint Chesterton); Series 2016 A-1, Economic Development RB (i)	6.38%	01/15/2051	3,000	3,067,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Crown Point (City of) (Wittenberg Village);
Series 2009 A, Economic Development RB	8.00%	11/15/2029	$3,100	$3,160,884
Series 2009 A, Economic Development RB	8.00%	11/15/2039	9,250	9,408,730
Huntington (City of) (Huntington University); Series 2007, Ref. VRD Economic Development & Improvement RB (LOC-Wells Fargo Bank, N.A.)(g)(h)	1.85%	08/01/2037	230	230,000
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, Health Facilities RB	5.50%	04/01/2046	5,785	6,150,496
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2015 A, Ref. Hospital RB (b)	5.00%	12/01/2040	15,750	17,321,378
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. Educational Facilities RB (i)	5.90%	07/01/2038	1,000	1,009,350
Series 2018 A, Ref. Educational Facilities RB (i)	6.00%	07/01/2048	2,750	2,775,190
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing); Series 2013, Private Activity RB (m)	5.25%	01/01/2051	37,790	40,088,010
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	7,145	7,046,042
Indianapolis (City of) (Ritter Affordable Assisted Living); Series 2014, MFH RB	6.90%	12/01/2033	5,500	5,499,175
Valparaiso (City of) (Pratt Paper, LLC);
Series 2013, Exempt Facilities RB (m)	6.75%	01/01/2034	10,785	12,343,325
Series 2013, Exempt Facilities RB (m)	7.00%	01/01/2044	11,000	12,625,030
				145,974,492

Iowa–2.93%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB (j)(k)	5.25%	06/15/2020	1,250	1,305,612
Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB (q)	7.25%	06/01/2035	5,755	5,830,851
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.50%	12/01/2022	29,210	29,239,210
Series 2013, Midwestern Disaster Area RB	5.25%	12/01/2025	48,890	51,892,824
Series 2013, Midwestern Disaster Area RB (i)	5.88%	12/01/2026	2,420	2,543,009
Series 2013, Midwestern Disaster Area RB (i)	5.88%	12/01/2027	10,330	10,885,857
Series 2013, Ref. Midwestern Disaster Area RB (k)	5.25%	12/01/2037	15,260	16,256,325
Iowa (State of) Finance Authority (Lifespace Communities Inc.); Series 2018 A, RB	5.00%	05/15/2048	4,500	4,682,295
Iowa (State of) Finance Authority (Madrid Home);
Series 2007, Ref. Health Care Facility RB	5.75%	11/15/2024	1,000	1,000,280
Series 2007, Ref. Health Care Facility RB	5.80%	11/15/2029	1,930	1,929,865
Series 2007, Ref. Health Care Facility RB	5.90%	11/15/2037	2,750	2,703,910
Iowa (State of) Tobacco Settlement Authority;
Series 2005 B, Asset-Backed Conv. CAB RB	5.60%	06/01/2034	31,350	31,487,940
Series 2005 C, Asset-Backed RB	5.50%	06/01/2042	28,435	28,406,565
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	33,390	33,331,234
Series 2005 D, Asset-Backed CAB RB (f)	0.00%	06/01/2046	181,600	28,687,352
Series 2005 E, Asset-Backed CAB RB (f)	0.00%	06/01/2046	225,990	24,400,140
				274,583,269

Kansas–0.44%
Kansas (State of) Development Finance Authority (Adventist Health System); Series 2009, Hospital RB (j)(k)	5.75%	11/15/2019	1,900	1,954,341
Lenexa (City of) (Lakeview Village, Inc.); Series 2009, Health Care Facilities RB (j)(k)	7.13%	05/15/2019	500	505,325
Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/2022	2,460	2,414,146
Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/2026	2,835	2,697,332
Roeland Park (City of) (TDD No. 1);
Series 2005, Transportation Development District Sales Tax RB (o)	5.75%	12/01/2025	445	235,850
Series 2006 A, Transportation Development District Sales Tax RB	5.88%	12/01/2025	835	442,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Roeland Park (City of) (TDD No. 2); Series 2006B, Transportation Development District Sales Tax RB (o)	5.88%	12/01/2025	$1,000	$750,000
Wichita (City of) (Larksfield Place);
Series 2013 III, Ref. & Healthcare Facilities Improvement RB	7.13%	12/15/2036	1,000	1,050,680
Series 2013 III, Ref. Health Care Facilities & Improvement RB	7.38%	12/15/2043	5,000	5,287,800
Wichita (City of) (Presbyterian Manors, Inc.);
Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	5,000	5,315,250
Series 2013 IV-A, Health Care Facilities RB	6.50%	05/15/2048	12,500	13,347,000
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/2044	1,850	1,912,456
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/2049	2,750	2,836,460
Wyandotte (County of) Unified Government (Legends Apartments Garage & West Lawn);
Series 2018, RB	4.50%	06/01/2040	2,250	2,249,865
				40,999,055

Kentucky–1.17%
Christian (County of) (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. Hospital RB	5.38%	02/01/2036	13,245	14,318,905
Series 2016, Ref. Hospital RB	5.50%	02/01/2044	12,020	12,863,203
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2017 B, RB	5.00%	08/15/2046	7,855	8,487,249
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II);
Series 2011, RB (j)(k)	7.00%	05/15/2021	2,500	2,781,625
Series 2011, RB (j)(k)	7.25%	05/15/2021	3,050	3,409,930
Series 2011, RB (j)(k)	7.38%	05/15/2021	1,000	1,120,690
Kentucky (State of) Economic Development Finance Authority (Masonic Homes of Kent);
Series 2012, Ref. Health Care Facilities RB	5.38%	11/15/2032	1,600	1,664,208
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.);
Series 2000 B, Health System RB (INS -NATL)(e)(f)	0.00%	10/01/2026	13,930	11,138,149
Series 2000 B, Health System RB (INS -NATL)(e)(f)	0.00%	10/01/2027	12,955	9,952,679
Kentucky (State of) Economic Development Finance Authority (Owensboro Health Inc.); Series 2017 A, Ref. Hospital RB	5.00%	06/01/2041	4,000	4,235,840
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB (j)(k)	6.50%	06/01/2020	8,000	8,471,600
Kentucky (State of) Economic Development Finance Authority (Rosedale Green);
Series 2015, Ref. Health Care Facilities RB	5.75%	11/15/2045	3,350	3,426,179
Series 2015, Ref. Health Care Facilities RB	5.75%	11/15/2050	4,650	4,742,628
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, First Tier Toll Conv. CAB RB (d)	6.60%	07/01/2039	10,000	9,767,000
Series 2013 C, First Tier Toll Conv. CAB RB (d)	6.75%	07/01/2043	5,000	4,884,450
Series 2013 C, First Tier Toll Conv. CAB RB (d)	6.88%	07/01/2046	7,000	6,851,180
Louisville (City of) & Jefferson (County of) Metropolitan Government (Bellarmie University Inc.);
Series 2009, College Improvement RB (j)(k)	6.13%	11/01/2019	1,820	1,873,053
				109,988,568

Louisiana–1.11%
East Baton Rouge (Parish of) Industrial Development Board (ExxonMobil); Series 2010 A, VRD Gulf Opportunity Zone RB (g)	1.56%	08/01/2035	1,980	1,980,000
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,455,335
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,457,695
Series 2015 A, Ref. RB	6.25%	11/15/2045	8,985	9,760,406
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Cameron Parish, Louisiana Gomesa); Series 2018, Green RB (i)	5.65%	11/01/2037	3,000	3,101,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston Parish Gomesha Project); Series 2018, Ref. RB (i)	5.38%	11/01/2038	$665	$674,709
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Terrebonne Parish Gomesa Project); Series A, RB (i)	5.50%	11/01/2039	2,000	2,039,900
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2009 A, RB	6.50%	08/01/2029	3,560	3,765,234
Series 2010 A-1, RB	6.50%	11/01/2035	9,245	9,823,922
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Womans Foundation);
Series 2017 A, Ref. RB	5.00%	10/01/2041	10,000	11,026,900
Series 2017 A, Ref. RB	5.00%	10/01/2044	4,765	5,229,254
Louisiana (State of) Public Facilities Authority (Belle Chasse Educational Foundation);
Series 2011, RB	6.75%	05/01/2041	3,000	3,136,830
Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB (i)	6.38%	12/01/2034	26,250	27,250,125
New Orleans (City of) Aviation Board (North Terminal); Series 2017 B, General Airport RB (b)(m)	5.00%	01/01/2048	17,750	19,354,068
				104,055,628

Maine–0.48%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare System);
Series 2016 A, RB	5.00%	07/01/2041	5,000	5,308,050
Series 2016 A, RB	5.00%	07/01/2046	3,705	3,920,705
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB	5.00%	07/01/2043	16,300	17,010,354
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	7.50%	07/01/2032	2,500	2,765,600
Series 2011, RB	6.75%	07/01/2036	3,425	3,703,555
Series 2011, RB	6.75%	07/01/2041	11,505	12,380,416
				45,088,680

Maryland–0.66%
Anne Arundel (County of) (The Villages at Two Rivers); Series 2014, Special Tax RB	5.25%	07/01/2044	2,145	2,154,803
Brunswick (City of) (Brunswick Crossing); Series 2006, Special Obligation Tax RB	5.50%	07/01/2036	18,599	18,608,113
Frederick (County of) (Jefferson Technology Park);
Series 2013 A, Special Tax RB	7.25%	07/01/2043	3,605	3,757,311
Series 2013 B, Tax Increment & Special Tax RB (i)	7.13%	07/01/2043	5,270	5,285,704
Frederick (County of) (Urbana Community Development Authority); Series 2010 B, Sub. Special Obligation Tax RB	5.50%	07/01/2040	8,151	8,389,743
Harford (County of); Series 2011, Special Obligation Tax Allocation RB	7.50%	07/01/2040	6,000	6,139,140
Howard (County of) (Annapolis Junction Town Center);
Series 2014, Special Obligation Tax Allocation RB	5.80%	02/15/2034	720	730,152
Series 2014, Special Obligation Tax Allocation RB	6.10%	02/15/2044	1,420	1,445,972
Howard (County of) (Vantage House Facility); Series 2016, Ref. Retirement Community RB	5.00%	04/01/2046	2,710	2,727,778
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.13%	01/01/2036	1,500	1,632,630
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System); Series 2008 D, VRD RB (LOC-Td Bank N.A.)(g)(h)	1.55%	07/01/2041	1,935	1,935,000
Prince George’s (County of) (Westphalia Town Center);
Series 2018, Special Obligation RB (i)	5.13%	07/01/2039	1,300	1,336,985
Series 2018, Special Obligation RB (i)	5.25%	07/01/2048	2,100	2,141,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Rockville (City of) (Ingleside at King Farm);
Series 2017 A-1, Ref. Economic Development RB	5.00%	11/01/2037	$1,250	$1,317,250
Series 2017 B, Economic Development RB	5.00%	11/01/2042	2,000	2,078,200
Series 2017 B, Economic Development RB	5.00%	11/01/2047	2,250	2,328,165
				62,008,673

Massachusetts–1.41%
Massachusetts (State of); Series 2004 A, Ref. Limited Tax GO Bonds (INS -AMBAC)(b)(e)	5.50%	08/01/2030	32,040	41,477,702
Massachusetts (State of) Development Finance Agency (Boston University); Series 2008 U-6C, VRD RB (LOC - Td Bank N.A.)(g)(h)	1.40%	10/01/2042	3,905	3,905,000
Massachusetts (State of) Development Finance Agency (GF/Pilgrim, Inc.); Series 1998, First Mortgage RB	6.75%	10/01/2028	3,250	3,252,437
Massachusetts (State of) Development Finance Agency (Lawrence General Hospital);
Series 2017, Ref. RB	5.00%	07/01/2047	2,700	2,824,308
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology);
Series 2002 K, RB (b)	5.50%	07/01/2032	5,015	6,711,524
Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB (j)(k)	6.85%	10/15/2019	745	769,064
Series 2009 A, RB (j)(k)	6.90%	10/15/2019	895	924,177
Series 2009 A, RB (j)(k)	8.00%	10/15/2019	5,850	6,076,512
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB (j)(k)	6.75%	01/01/2021	1,000	1,089,580
Series 2011 I, RB (j)(k)	6.88%	01/01/2021	4,610	5,033,244
Massachusetts (State of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/2030	2,085	2,086,147
Massachusetts (State of) Port Authority (Delta Air Lines Inc.); Series 2001 C, Special Facilities Floating Rate RB (INS -AMBAC)(e)(k)(m)(r)	5.12%	12/19/2030	14,625	14,625,000
University of Massachusetts Building Authority; Sr. Series 2017 1, RB (b)	5.25%	11/01/2047	36,580	42,848,349
				131,623,044

Michigan–1.54%
Charyl Stockwell Academy;
Series 2015, Ref. Public School Academy RB	5.50%	10/01/2035	2,740	2,675,857
Series 2015, Ref. Public School Academy RB	5.75%	10/01/2045	3,500	3,416,070
Dearborn Economic Development Corp. (Henry Ford Village Inc. Project); Series 2017, RB (i)	7.50%	11/15/2044	4,965	4,715,807
Dearborn Economic Development Corp. (Henry Ford Village, Inc.);
Series 2008, Ref. Limited Obligation RB	7.00%	11/15/2028	5,500	5,304,695
Series 2008, Ref. Limited Obligation RB	7.13%	11/15/2043	7,700	7,117,495
Detroit (City of) Water and Sewerage Department; Series 2012 A, Ref. Sr. Lien Sewage Disposal System RB	5.00%	07/01/2032	12,725	13,708,515
Detroit Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/2025	835	587,264
Series 2005, Public School Academy RB	5.75%	11/01/2030	1,000	631,590
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,590	1,382,616
Kentwood Economic Development Corp. (Holland Home);
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/2032	3,500	3,740,415
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/2041	4,160	4,382,435
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-2, Ref. Local Government Loan Program RB (m)	5.00%	07/01/2044	5,125	5,426,657
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2031	7,000	7,762,650
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2032	4,000	4,422,120
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2034	8,700	9,559,734
Michigan (State of) Finance Authority (Public School Academy - Cesar Chavez Academy);
Series 2012, Ref. Limited Obligation RB	5.75%	02/01/2033	4,750	4,785,483

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.);
Series 2016, Limited Obligation RB (i)	5.00%	07/01/2036	$1,970	$2,015,940
Series 2016, Limited Obligation RB (i)	5.00%	07/01/2046	1,000	1,011,550
Series 2016, Limited Obligation RB (i)	5.00%	07/01/2051	2,000	2,016,940
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB (m)	7.50%	01/01/2021	1,070	1,055,416
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	37,670	37,114,367
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	5,500	5,638,765
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	3,100	3,165,131
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.);
Series 2016 A, Ref. Limited Tax Obligation RB (i)	5.00%	07/01/2036	4,550	4,656,106
Series 2016 A, Ref. Limited Tax Obligation RB (i)	5.00%	07/01/2046	2,000	2,023,100
Series 2016 A, Ref. Limited Tax Obligation RB (i)	5.00%	07/01/2051	2,795	2,818,674
Wayne Charter County Economic Development Corp. (Rivers of Grosse Point); Series 2013, First Mortgage RB	7.88%	12/01/2043	4,000	3,290,760
				144,426,152

Minnesota–1.79%
Anoka (City of) (The Homestead at Anoka, Inc.);
Series 2011 A, Health Care Facilities RB (j)(k)	7.00%	11/01/2019	4,070	4,249,365
Series 2017, Ref. Housing RB	5.50%	11/01/2046	3,700	3,932,656
Anoka (City of) Minnesota (Homestead at Anoka, Inc.); Series 2017, Ref. Housing RB	5.00%	11/01/2046	1,500	1,530,540
Anoka (County of) Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/2030	500	511,125
Series 2010 A, RB	6.88%	05/01/2040	1,000	1,019,030
Apple Valley (City of) (Ecumen-Seasons at Apple Valley); Series 2010, Housing & Health Care RB (j)(k)	6.75%	03/01/2020	2,500	2,623,125
Bethel (City of) (Spectrum High School); Series 2017 A, Ref. Charter School Lease RB	4.00%	07/01/2037	375	361,740
Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC);
Series 2010, Recovery Zone Facility RB	8.00%	12/01/2025	1,625	1,692,957
Series 2010, Recovery Zone Facility RB	9.00%	12/01/2035	10,500	11,357,010
Brooklyn Park (City of) (Athlos Leadership Academy);
Series 2015, Charter School Lease RB	5.50%	07/01/2035	665	682,789
Series 2015, Charter School Lease RB	5.50%	07/01/2040	2,250	2,285,820
Series 2015, Charter School Lease RB	5.75%	07/01/2046	2,800	2,869,720
Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/2036	2,000	1,967,540
Deephaven (City of) (Seven Hills Preparatory Academy); Series 2017, Charter School Lease RB	5.00%	10/01/2049	1,200	1,163,400
Minneapolis (City of) (Riverton Community Housing);
Series 2014, Ref. RB	5.50%	08/01/2049	6,500	6,815,055
Series 2018, Student Housing RB (i)	4.75%	08/01/2043	600	610,092
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul);
Series 2007 Six-Q, VRD RB (LOC - U.s. Bank N.A.) (g)(h)	1.58%	04/01/2037	5,600	5,600,000
Oak Park Heights (City of) (Oakgreen Commons);
Series 2010, Housing RB (j)(k)	6.75%	08/01/2020	1,500	1,604,295
Series 2010, Housing RB (j)(k)	7.00%	08/01/2020	3,000	3,217,230
Perham (City of) Hospital District (Perham Memorial Hospital & Home); Series 2010, Health Care Facilities RB (j)(k)	6.35%	03/01/2020	2,000	2,090,860
Rochester (City of) (Homestead at Rochester, Inc.); Series 2013 A, Health Care & Housing RB	6.88%	12/01/2048	6,000	6,453,360
Rochester (City of) (Samaritan Bethany, Inc.);
Series 2009 A, Ref. Health Care & Housing RB (j)(k)	7.38%	12/01/2019	2,000	2,082,460
Series 2009 B, Ref. Health Care & Housing RB (j)(k)	7.38%	12/01/2019	1,555	1,619,113
Sartell (City of) (Country Manor Campus LLC); Series 2013, Health Care & Housing Facilities RB	5.38%	09/01/2043	5,000	5,339,400
St. Louis Park (City of), Minnesota (Place Via Sol Project); Series 2018, Ref. RB (i)(k)	6.00%	07/01/2027	26,750	26,921,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
St. Paul (City of) (Presbyterian Homes Bloomington); Series 2017, Ref. Sr. Housing & Health Care RB	5.00%	09/01/2042	$500	$534,600
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. Tax Increment Allocation RB	5.63%	03/01/2020	165	166,856
Series 2010, Ref. Tax Increment Allocation RB	6.50%	03/01/2029	885	897,514
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts);
Series 2015, Charter School Lease RB	6.00%	10/01/2035	2,695	2,751,999
Series 2015, Charter School Lease RB	6.25%	10/01/2045	4,275	4,348,359
St. Paul (City of) Housing & Redevelopment Authority (Higher Ground Academy Project);
Series 2018, Charter School Lease RB	5.00%	12/01/2043	4,170	4,198,481
Series 2018, Charter School Lease RB	5.13%	12/01/2049	7,560	7,625,772
St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy); Series 2012 A, Charter School Lease RB	5.50%	09/01/2043	5,000	5,089,850
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy);
Series 2016, Ref. Charter School Lease RB	5.75%	09/01/2046	1,000	1,051,480
Series 2016, Ref. Charter School Lease RB	6.00%	09/01/2051	3,550	3,764,988
St. Paul (City of) Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. MFH RB	5.38%	05/01/2043	5,000	4,800,500
St. Paul (City of) Housing & Redevelopment Authority (Nova Classical Academy);
Series 2011 A, Charter School Lease RB (j)(k)	6.63%	09/01/2021	1,500	1,677,135
Series 2011 A, Charter School Lease RB	6.38%	09/01/2031	1,000	1,076,450
St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.35%	10/01/2038	1,185	1,149,983
Series 2018, Ref. RB	5.00%	10/01/2043	1,000	1,018,360
Series 2018, Ref. RB	4.65%	10/01/2048	1,500	1,441,695
Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2018 A, Lease RB	5.50%	12/01/2038	3,355	3,402,708
Series 2018 A, Lease RB	5.88%	12/01/2048	4,500	4,566,195
Series 2018 A, Lease RB	6.50%	12/01/2053	4,315	4,376,575
Series 2018 B, Lease RB	6.75%	12/01/2025	595	596,327
Wayzata (City of) (Folkestone Senior Living Community);
Series 2012 A, Senior Housing RB	5.75%	11/01/2039	3,000	3,068,940
Series 2012 A, Senior Housing RB	6.00%	05/01/2047	7,500	7,674,150
West St. Paul (City of) (Walker Thompson Hill, LLC); Series 2011A, Health Care Facilities RB (j)(k)	7.00%	09/01/2019	1,530	1,569,000
West St. Paul (City of) (Walker Westwood Ridge Campus);
Series 2017, Ref. Housing & Health Care Facilities RB	5.00%	11/01/2037	400	416,040
Series 2017, Ref. Housing & Health Care Facilities RB	5.00%	11/01/2049	1,275	1,305,358
Series 2017, Ref. Housing & Health Care Facilities RB	4.75%	11/01/2052	375	377,959
				167,547,156

Mississippi–0.31%
Jackson (County of) Mississippi (Chevron U.S.A., Inc.); Series 1993, Ref. VRD RB (g)	1.60%	06/01/2023	15,025	15,025,000
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.); Series 2010 I, VRD Gulf Opportunity Zone IDR (g)	1.60%	11/01/2035	13,860	13,860,000
				28,885,000

Missouri–1.60%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB (c)	7.00%	05/01/2022	1,750	910,000
Series 2002, RB (c)	7.20%	05/01/2033	5,250	2,730,000
Arnold Retail Corridor Transportation Development District; Series 2010, Transportation Sales Tax RB	6.65%	05/01/2038	2,000	2,003,580
Ballwin (City of) (Ballwin Town Center); Series 2002 A, Ref. & Improvement Tax Increment Allocation RB	6.50%	10/01/2022	3,065	1,787,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.50%	04/01/2022	$3,170	$1,268,000
Series 2007 A, Special Assessment RB	5.50%	04/01/2027	6,055	2,422,000
Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/2021	450	395,474
Dardenne Town Square Transportation Development District; Series 2006A, Transportation Sales Tax RB (o)	5.00%	05/01/2036	3,190	1,642,850
Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation RB (o)	5.75%	12/01/2028	1,250	187,500
Grundy (County of) Industrial Development Authority (Wright Memorial Hospital);
Series 2009, Health Facilities RB	6.45%	09/01/2029	1,000	1,012,820
Series 2009, Health Facilities RB	6.75%	09/01/2034	1,250	1,266,825
I-470 Western Gateway Transportation Development District;
Series 2019 A, RB (i)	5.25%	12/01/2048	5,415	5,431,624
Series 2019 B, RB (i)	7.75%	12/15/2048	3,853	3,862,093
Kansas City (City of) Industrial Development Authority (Brentwood Manor Apartments);
Series 2002 B, MFH RB (m)	5.25%	10/15/2038	2,075	1,684,942
Kansas City (City of) Industrial Development Authority (Northwoods Apartments); Series 2004 A, MFH RB (m)	6.45%	05/01/2040	1,943	1,944,962
Kansas City (City of) Industrial Development Authority (Walnut Grove Apartments);
Series 2000 B, MFH RB (m)	7.55%	06/15/2022	485	485,611
Series 2000 B, MFH RB (m)	7.55%	06/15/2035	3,430	3,434,288
Kansas City (City of) Land Clearance for Redevelopment Authority (Convention Center Hotel);
Series 2018 B, Tax Allocation RB (i)	5.00%	02/01/2050	2,550	2,577,234
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB (j)(k)	8.00%	05/15/2020	7,000	7,509,740
Series 2010 A, Retirement Community RB (j)(k)	8.25%	05/15/2020	25,500	27,431,880
Series 2017 A, Ref. Retirement Community RB	5.25%	05/15/2050	9,000	9,388,890
Series 2017, Ref. Retirement Community RB	5.25%	05/15/2037	2,285	2,420,523
Liberty (City of) (Liberty Commons); Series 2015 A, Tax Allocation RB (i)	6.00%	06/01/2046	6,170	6,000,078
Manchester (City of) (Highway 141/Manchester Road);
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/2025	120	119,664
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.88%	11/01/2039	1,500	1,505,400
Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/2026	1,350	1,315,683
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.);
Series 2017 B, Educational Facilities RB (i)	4.25%	12/01/2042	2,870	2,852,464
Missouri (State of) Health & Educational Facilities Authority (Washington University);
Series 2011 A, RB (b)	5.00%	11/15/2041	6,210	6,694,939
Series 2011 B, RB (b)	5.00%	11/15/2037	10,500	11,331,390
St. Joseph (City of) Industrial Development Authority (Living Community of St. Joseph);
Series 2002, Health Care RB	7.00%	08/15/2032	6,305	6,305,000
St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	4.75%	11/15/2047	2,500	2,545,000
St. Louis (County of) Industrial Development Authority (Friendship Village Chesterfield);
Series 2012, Senior Living Facilities RB (j)(k)	5.00%	09/01/2022	3,000	3,325,620
St. Louis (County of) Industrial Development Authority (Friendship Village West County);
Series 2018 A, Senior Living Facilities RB	5.13%	09/01/2048	7,500	7,649,625
Series 2018 A, Senior Living Facilities RB	5.13%	09/01/2049	3,975	4,051,280
Series 2018 A, Senior Living Facilities RB	5.25%	09/01/2053	11,000	11,323,070
St. Louis (County of) Industrial Development Authority (Grand Center Redevelopment);
Series 2011, Tax Increment Allocation Improvement RB	6.38%	12/01/2025	3,165	3,185,889
				150,003,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Montana–0.04%
Kalispell (City of) (Immanuel Lutheran Corp.);
Series 2017, Ref. Housing & Healthcare Facilities RB	5.25%	05/15/2037	$1,000	$1,034,240
Series 2017, Ref. Housing & Healthcare Facilities RB	5.25%	05/15/2052	2,320	2,375,680
				3,409,920

Nebraska–0.62%
Central Plains Energy Project (No. 3);
Series 2012, Gas RB (q)	5.00%	09/01/2042	21,715	23,323,430
Series 2017 A, Ref. Gas RB	5.00%	09/01/2042	20,000	23,114,600
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, Health Care Facilities RB (j)(k)	6.50%	06/01/2020	5,000	5,288,350
Series 2010 B, Health Care Facilities RB (j)(k)	6.75%	06/01/2020	6,000	6,364,380
				58,090,760

Nevada–0.60%
Clark (County of) (Homestead Boulder City); Series 1997, Assisted Living Facility RB	6.50%	12/01/2027	3,305	3,305,925
Clark (County of) (Stadium Improvement Bonds); Series 2018 A, Limited Tax GO Bonds (b)	5.00%	05/01/2048	16,650	18,881,766
Director of the State of Nevada Department of Business & Industry (Somerset Academy);
Series 2018 A, RB (i)	5.00%	12/15/2038	1,000	1,013,700
Series 2018 A, RB (i)	5.00%	12/15/2048	3,000	3,022,080
Las Vegas (City of) Nevada; Series 2016, Sales Tax Increment RB (i)	4.38%	06/15/2035	4,000	3,643,520
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB (j)(k)	8.00%	06/15/2019	10,300	10,480,662
Las Vegas (City of) Valley Water District; Series 2016 A, Ref. & Improvement Limited Tax GO Bonds (b)	5.00%	06/01/2046	9,665	10,820,354
Nevada (State of) Department of Business & Industry (Fulcrum Sierra Biofuels, LLC);
Series 2017, Environmental Improvement Green Bonds (i)(m)	6.25%	12/15/2037	1,000	1,065,910
Reno (City of), Nevada (ReTRAC - Reno Transportation Rail Access Corridor);
Series 2018 C, Ref. Sub. CAB Sales Tax RB (f)(i)	0.00%	07/01/2058	27,000	3,133,890
Series 2018 D, Ref. Sub. CAB Sales Tax RB (f)(i)	0.00%	07/01/2058	13,000	1,049,360
				56,417,167

New Hampshire–0.20%
National Finance Authority (Convanta); Series 2018 C, Ref. Resource Recovery RB (i)(m)	4.88%	11/01/2042	7,500	7,503,825
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB (j)(k)	6.88%	10/01/2019	8,470	8,722,575
New Hampshire (State of) Health & Education Facilities Authority (Rivermead);
Series 2011 A, RB	6.63%	07/01/2031	620	658,583
Series 2011 A, RB	6.88%	07/01/2041	2,125	2,250,949
				19,135,932

New Jersey–4.72%
New Jersey (State of) Economic Development Authority;
Series 2015 XX, Ref. RB	5.25%	06/15/2027	10,000	11,244,800
Series 2017 B, Ref. RB	5.00%	11/01/2024	27,780	31,070,819
Series 2017 B, Ref. RB	5.00%	11/01/2026	23,695	26,924,865
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB (m)	5.25%	09/15/2029	26,770	29,081,322
Series 2000 B, Special Facility RB (m)	5.63%	11/15/2030	20,000	22,591,000
Series 2003, Special Facility RB (m)	5.50%	06/01/2033	16,480	18,108,554
Series 2012, Special Facility RB (m)	5.75%	09/15/2027	34,325	37,796,974
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 A, RB	6.00%	07/01/2032	1,800	1,812,186
Series 2012 A, RB	6.10%	07/01/2044	3,950	3,954,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2032	$1,370	$1,260,770
Series 2012 C, RB	5.30%	07/01/2044	4,500	4,006,485
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC);
Series 2017, Ref. Special Facility RB (m)	5.00%	10/01/2047	8,730	9,223,420
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB (m)	5.38%	01/01/2043	24,860	27,061,353
Series 2013, Private Activity RB (m)	5.63%	01/01/2052	22,695	24,902,316
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, CAB Transportation System RB (INS-NATL)(e)(f)	0.00%	12/15/2031	46,780	28,323,419
Series 2008 A, Transportation System CAB RB (f)	0.00%	12/15/2035	20,000	9,617,200
Series 2009 A, Transportation System CAB RB (f)	0.00%	12/15/2038	63,105	25,498,206
Series 2010 A, Transportation System CAB RB (f)	0.00%	12/15/2029	2,110	1,396,672
Series 2010 A, Transportation System CAB RB (f)	0.00%	12/15/2030	8,620	5,417,842
Series 2010 A, Transportation System CAB RB (f)	0.00%	12/15/2031	10,965	6,547,969
Series 2010 A, Transportation System CAB RB (f)	0.00%	12/15/2036	45,555	20,742,558
Series 2011 A, Transportation System RB	5.50%	06/15/2041	12,600	13,099,716
Series 2011 B, Transportation System RB	5.00%	06/15/2042	9,225	9,484,868
Series 2012 AA, Transportation Program RB	5.00%	06/15/2038	10,000	10,344,200
Series 2013 AA, Transportation Program RB	5.00%	06/15/2044	3,645	3,767,982
Series 2014, Transportation Program Floating Rate Notes (SIFMA Municipal Swap Index + 1.20%) (k)(s)	2.94%	12/15/2021	5,000	5,042,750
Series 2018 A, Ref. RB	5.00%	12/15/2034	5,000	5,454,650
Series 2018 A, Ref. RB	5.00%	12/15/2036	7,500	8,118,150
Subseries 2016 A-1, Federal Highway Reimbursement RN	5.00%	06/15/2028	2,000	2,265,060
New Jersey (State of) Turnpike Authority; Series 2017 B, Ref. RB (b)	5.00%	01/01/2040	11,000	12,519,980
Tobacco Settlement Financing Corp.; Series 2018 B, Ref. Sub. RB	5.00%	06/01/2046	25,000	25,349,250
				442,029,642

New Mexico–0.41%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/2040	5,000	5,210,750
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. & Improvement RB	5.50%	07/01/2042	10,000	10,736,200
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group);
Series 2013, First Mortgage RB	5.00%	07/01/2042	4,625	4,755,888
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/2040	8,000	8,230,480
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. MFH Mortgage RB (CEP -GNMA)	7.13%	12/15/2027	1,755	1,757,053
Winrock Town Center Tax Increment Development District 1; Series 2015, Sr. Lien Gross Receipts Tax Increment Tax Allocation RB (i)	6.00%	05/01/2040	7,838	7,897,334
				38,587,705

New York–11.31%
Amherst (Town of) Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. Civic Facility RB	7.00%	06/15/2036	1,910	1,875,983
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB (f)	0.00%	07/15/2034	14,345	7,758,350
Series 2009, PILOT CAB RB (f)	0.00%	07/15/2044	25,805	8,118,511
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2052	5,000	5,152,000
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	10,000	9,785,400
Hudson Yards Infrastructure Corp; Series 2017 A, Second Indenture RB (b)	5.00%	02/15/2039	21,060	23,919,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	$6,866	$7,028,499
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	26,628	26,655,598
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	1,998	2,003,587
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/2049	13,770	2,340,907
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, Sr. Asset-Backed RB	5.00%	06/01/2035	10,290	9,988,503
Series 2006 A-3, Sr. Asset-Backed RB	5.13%	06/01/2046	64,130	61,026,749
Series 2006 B, CAB Asset-Backed RB (f)	0.00%	06/01/2046	105,990	17,789,362
New York & New Jersey (States of) Port Authority;
One Hundred Sixty-Ninth Series 2011, Consolidated RB (b)	5.00%	10/15/2028	10,760	11,563,772
Two Hundred Series 2017, Ref. Consolidated RB (b)	5.25%	10/15/2057	20,000	22,919,800
Two Hundred Seventh Series 2018, Ref. Consolidated RB (b)	5.00%	09/15/2029	22,235	26,609,514
One Hundred Sixty-Ninth Series 2011, Consolidated RB (b)	5.00%	10/15/2027	15,400	16,550,380
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 2010, Special Obligation RB	6.00%	12/01/2042	7,500	7,927,050
New York (City of);
Subseries 2015 F-5, VRD Unlimited Tax GO Bonds (g)	1.55%	06/01/2044	3,800	3,800,000
Subseries 2016 A-1, Unlimited Tax GO Bonds (b)	5.00%	08/01/2038	31,010	35,197,280
New York (City of) Municipal Water Finance Authority;
Series 2012 BB, Water & Sewer System Second General Resolution RB (b)	5.00%	06/15/2047	16,470	18,034,650
Series 2014 BB, Water & Sewer System Second General Resolution RB (b)	5.00%	06/15/2046	15,050	16,465,754
Series 2017 DD, Water & Sewer System RB (b)	5.25%	06/15/2047	14,150	16,276,321
Series 2017 EE, Ref. Water & Sewer System RB (b)	5.25%	06/15/2036	5,000	5,918,950
Series 2017 EE, Ref. Water & Sewer System RB (b)	5.25%	06/15/2037	5,000	5,882,650
Subseries 2012 A-1, VRD Water & Sewer System RB (g)	1.55%	06/15/2044	2,200	2,200,000
New York (City of) Transitional Finance Authority;
Series 2013 I, Sub. Future Tax Sec. RB (b)	5.00%	05/01/2042	25,775	28,398,637
Subseries 2012 F-1, Future Tax Sec. RB (b)	5.00%	05/01/2039	14,000	15,164,380
Subseries 2013, Sub. Future Tax Sec. RB (b)	5.00%	11/01/2042	17,340	19,273,757
New York (Counties of) Tobacco Trust V;
Series 2005 S-1, Sub. Pass Through CAB RB (f)	0.00%	06/01/2038	65,990	20,573,042
Series 2005 S-2, Sub. Pass Through CAB RB (f)	0.00%	06/01/2050	30,000	3,874,500
Series 2005 S-3, Sub. Pass Through CAB RB (f)	0.00%	06/01/2055	225,000	14,523,750
New York (State of) Dormitory Authority; Series 2014 C, State Personal Income Tax RB (b)	5.00%	03/15/2041	26,940	30,194,621
New York (State of) Dormitory Authority (General Purpose); Series 2011 C, State Personal Income Tax RB (b)	5.00%	03/15/2031	15,000	15,923,700
New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C, RB (b)	5.00%	03/15/2045	49,100	54,978,743
New York Convention Center Development Corp; Series 2016 A, Sr. RB (f)	0.00%	11/15/2047	12,525	3,942,244
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB (i)	5.00%	11/15/2044	49,160	51,257,657
Series 2014, Class 2, Ref. RB (i)	5.38%	11/15/2040	2,500	2,651,200
Series 2014, Class 3, Ref. Liberty RB (i)	7.25%	11/15/2044	45,000	52,456,500
New York State Dormitory Authority; Series 2018 E, Sales Tax RB (b)	5.00%	03/15/2045	35,050	40,157,837
New York State Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking Water RB (b)	5.00%	06/15/2034	20,000	20,192,400
New York State Urban Development Corp.;
Series 2013 A-1, State Personal Income Tax RB (b)	5.00%	03/15/2043	26,175	28,822,601
Series 2013 A-1, State Personal Income Tax RB (b)	5.00%	03/15/2045	46,015	52,558,333
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. Special Facilities RB (m)	5.00%	08/01/2026	6,500	6,809,725
Series 2016, Ref. Special Facilities RB (m)	5.00%	08/01/2031	5,000	5,186,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, Special Facilities RB (m)	5.00%	01/01/2030	$3,275	$3,782,494
Series 2018, Special Facilities RB (m)	5.00%	01/01/2033	5,000	5,679,150
Series 2018, Special Facilities RB (m)	5.00%	01/01/2034	5,000	5,654,000
Series 2018, Special Facilities RB (m)	5.00%	01/01/2036	7,970	8,932,457
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, Special Facilities RB (m)	5.25%	01/01/2050	41,870	44,754,843
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. Solid Waste Disposal Facilities RB (i)(m)	4.75%	11/01/2042	2,390	2,373,055
Rockland Tobacco Asset Securitization Corp.; Series 2005 C, Third Sub. Tobacco Settlement Asset-Backed RB (f)(i)	0.00%	08/15/2060	368,350	12,468,648
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association);
Series 2007, Civic Facility RB (i)	5.50%	01/01/2037	2,500	2,468,025
Suffolk Tobacco Asset Securitization Corp.; Series 2008 B, Tobacco Settlement RB	6.00%	06/01/2048	7,915	7,924,023
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/2027	1,985	2,007,927
Series 2013 A, RB	5.00%	07/01/2038	5,700	5,382,396
Triborough Bridge & Tunnel Authority;
Series 2017 B, Ref. General RB (b)	5.00%	11/15/2037	10,000	11,551,400
Series 2017 B, Ref. General RB (b)	5.00%	11/15/2038	11,000	12,665,290
TSASC, Inc.;
Series 2016 B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2045	5,000	4,833,300
Series 2016 B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2048	15,750	15,139,687
Westchester (County of) Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, Special Facility RB (i)(m)	7.00%	06/01/2046	55,500	60,044,340
Westchester County Healthcare Corp.; Series 2014 A, Sr. Lien RB	5.00%	11/01/2044	4,512	4,809,782
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. Sub. RB	5.13%	06/01/2051	9,405	9,489,175
				1,059,689,455

North Carolina–0.60%
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 2015 B, Ref. RB (b)	5.00%	10/01/2055	29,400	33,067,650
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. First Mortgage Retirement Facilities RB	6.25%	07/01/2035	3,750	4,100,475
North Carolina (State of) Medical Care Commission (Galloway Ridge);
Series 2010 A, First Mortgage Retirement Facilities RB	5.88%	01/01/2031	865	883,719
Series 2010 A, First Mortgage Retirement Facilities RB	6.00%	01/01/2039	1,520	1,552,300
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, First Mortgage Retirement Facilities RB (j)(k)	7.75%	03/01/2021	2,000	2,230,520
North Carolina Medical Care Commission (Salemtowne Project);
Series 2018 A, RB	5.00%	10/01/2038	1,185	1,202,064
Series 2018 A, RB	5.00%	10/01/2048	13,080	13,109,037
				56,145,765

North Dakota–0.04%
Burleigh (County of) (University of Mary);
Series 2016, Education Facilities RB	5.10%	04/15/2036	1,500	1,515,960
Series 2016, Education Facilities RB	5.20%	04/15/2046	2,000	1,997,000
				3,512,960

Ohio–5.78%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.50%	09/01/2036	17,555	16,495,556
Akron, Bath & Copley Joint Township Hospital District; Series 2016, Ref. RB	5.25%	11/15/2041	3,800	4,196,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	$15,360	$14,251,008
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	955	894,520
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2030	60,230	56,858,927
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.75%	06/01/2034	5,000	4,670,350
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	65,345	61,342,619
Series 2007 A-3, Sr. Asset-Backed Conv. CAB RB (d)	6.25%	06/01/2037	21,205	20,954,993
Series 2007 B, First Sub. Asset-Backed CAB RB (f)	0.00%	06/01/2047	336,460	18,448,102
Butler (County of) Port Authority (Storypoint Fairfield);
Sr. Series 2017 A-1, RB (i)	6.25%	01/15/2034	1,100	1,132,208
Sr. Series 2017 A-1, RB (i)	6.38%	01/15/2043	1,175	1,207,383
Sr. Series 2017 A-1, RB (i)	6.50%	01/15/2052	7,075	7,284,632
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB	6.75%	01/01/2044	14,900	15,279,056
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB (m)	5.38%	09/15/2027	4,190	4,199,260
Cuyahoga (County of) (Metrohealth System);
Series 2017, Ref. Hospital RB	5.50%	02/15/2052	14,320	15,564,981
Series 2017, Ref. Hospital RB	5.00%	02/15/2057	19,295	20,100,566
Series 2017, Ref. Hospital RB	5.50%	02/15/2057	56,555	61,390,452
Series 2017, Ref. RB	5.25%	02/15/2047	5,000	5,334,150
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.63%	07/01/2047	7,200	7,233,624
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	35,425	39,050,749
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/2042	7,200	7,843,032
Hamilton (County of) (Life Enriching Communities); Series 2012, Health Care RB	5.00%	01/01/2032	2,250	2,333,790
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB (j)(k)	6.25%	06/01/2021	5,850	6,432,835
Montgomery (County of) (St. Leonard);
Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/2030	2,000	2,066,300
Series 2010, Ref. & Improvement Health Care & MFH RB	6.63%	04/01/2040	6,500	6,746,545
Montgomery (County of) (Trousdale Foundation Properties);
Series 2018 A, Sr. Living RB (i)	6.00%	04/01/2038	7,220	7,391,980
Series 2018 A, Sr. Living RB (i)	6.25%	04/01/2049	18,500	19,145,835
Muskingum (County of) (Genesis Healthcare System);
Series 2013, Hospital Facilities RB	5.00%	02/15/2044	38,560	39,424,130
Series 2013, Hospital Facilities RB	5.00%	02/15/2048	3,120	3,178,906
Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Allocation Financing RB	5.75%	12/01/2020	700	700,707
Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/2031	7,340	7,341,101
Ohio (State of) (USG Corp.);
Series 1997, Solid Waste Disposal RB (m)	5.60%	08/01/2032	14,765	14,784,785
Series 1998, Solid Waste Disposal RB (m)	5.65%	03/01/2033	13,000	13,017,290
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 D, Ref. PCR (c)(k)	4.25%	09/15/2021	2,000	2,000,000
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB (i)(m)	4.50%	01/15/2048	500	513,595
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.);
Series 2009 A, Ref. PCR (c)(k)	4.38%	06/01/2022	3,500	3,500,000
Southeastern Ohio (State of) Port Authority (Memorial Health Systems);
Series 2015, Ref. Hospital Facilities Improvement RB	5.00%	12/01/2035	1,750	1,839,898
Series 2015, Ref. Hospital Facilities Improvement RB	5.00%	12/01/2043	6,695	6,743,873
Series 2015, Ref. RB	5.50%	12/01/2043	3,875	4,028,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville);
Series 2016 A-1, RB (i)	6.13%	01/15/2034	$2,000	$2,042,940
Series 2016 A-1, RB (i)	6.25%	01/15/2043	5,000	5,098,950
Series 2016 A-1, RB (i)	6.38%	01/15/2051	4,000	4,090,080
Tuscarawas (County of) Economic Development and Finance Alliance (Ashland University);
Series 2015, Ref. Higher Education Facilities Improvement RB	6.00%	03/01/2045	5,000	5,032,400
				541,187,286

Oklahoma–1.92%
Atoka (County of) Health Care Authority (Atoka Memorial Hospital); Series 2007, Hospital RB	6.63%	10/01/2037	3,405	2,724,000
Comanche (County of) Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2027	1,800	1,948,320
Oklahoma (State of) Development Finance Authority (Inverness Village Community);
Series 2012, Ref. Continuing Care Retirement Community RB (c)	5.75%	01/01/2027	2,430	1,579,500
Series 2012, Ref. Continuing Care Retirement Community RB (c)	6.00%	01/01/2032	9,935	6,457,750
Series 2013, Ref. Continuing Care Retirement Community RB (c)	5.75%	01/01/2037	12,750	8,287,500
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, Health System RB (b)(n)	5.50%	08/15/2052	33,500	37,338,430
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources Inc.-Cross Village Student Housing); Series 2017, RB	5.00%	08/01/2047	5,000	4,677,900
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing);
Series 2017, RB	5.00%	08/01/2052	12,000	11,230,560
Series 2017, RB	5.25%	08/01/2057	3,500	3,276,000
Oklahoma Development Finance Authority; Series 2018 B, Health System RB (b)(n)	5.50%	08/15/2057	15,210	16,775,717
Payne (County of) Economic Development Authority (Epworth Living at the Ranch);
Series 2016 A, RB	6.63%	11/01/2036	1,750	673,750
Series 2016 A, RB	6.88%	11/01/2046	3,710	1,428,350
Series 2016 A, RB	7.00%	11/01/2051	3,650	1,405,250
Series 2016 B-1, RB	5.25%	11/01/2024	2,500	962,500
Tulsa (City of) Municipal Airport Trust;
Series 2000 B, Ref. RB (m)	5.50%	06/01/2035	10,500	11,239,410
Series 2001 A, Ref. RB (m)	5.50%	12/01/2035	15,000	16,056,750
Series 2001 B, Ref. RB (m)	5.50%	12/01/2035	43,250	46,296,962
Tulsa (County of) Industrial Authority (Montereau, Inc.); Series 2010 A, Senior Living Community RB (j)(k)	7.25%	05/01/2020	7,450	7,911,379
				180,270,028

Oregon–0.12%
Clackamas (County of) Hospital Facility Authority (Willamette View);
Series 2017 A, Ref. Sr. Living RB	5.00%	11/15/2032	500	552,990
Series 2017 A, Ref. Sr. Living RB	5.00%	11/15/2037	500	546,240
Series 2017 A, Ref. Sr. Living RB	5.00%	11/15/2052	2,750	2,904,632
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/2032	250	270,013
Series 2012, Ref. RB	6.00%	05/15/2042	1,990	2,149,140
Series 2012, Ref. RB	6.00%	05/15/2047	3,250	3,503,760
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB	6.38%	11/01/2033	1,000	1,019,410
				10,946,185

Pennsylvania–1.64%
Allegheny (County of) Higher Education Building Authority (Carnegie Mellon University);
Series 2008 A, VRD University RB (g)	1.56%	12/01/2037	2,480	2,480,000
Allegheny (County of) Industrial Development Authority (Propel Charter School-McKeesport);
Series 2010 B, Charter School RB	6.38%	08/15/2035	1,220	1,255,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Allegheny (County of) Industrial Development Authority (Propel Charter School-Montour); Series 2010 A, Charter School RB	6.75%	08/15/2035	$1,145	$1,184,239
Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR (c)(k)	4.38%	07/01/2022	925	925,000
Butler (County of) Hospital Authority (Butler Health System); Series 2009 B, RB (j)(k)	7.13%	07/01/2019	2,145	2,182,473
Chester (County of) Industrial Development Authority (Collegium Charter School); Series 2012 A, Ref. RB	5.25%	10/15/2032	2,320	2,368,070
Series 2012 A, Ref. RB	5.38%	10/15/2042	4,230	4,283,002
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.13%	01/01/2045	8,000	8,153,760
Series 2012, Ref. RB	5.25%	01/01/2041	3,000	3,050,910
Franklin (County of) Industrial Development Authority (Menno-Haven, Inc.); Series 2018, Ref. RB	5.00%	12/01/2038	1,750	1,824,988
Series 2018, Ref. RB	5.00%	12/01/2043	2,500	2,577,375
Series 2018, Ref. RB	5.00%	12/01/2048	2,500	2,563,800
Geisinger Authority (Geisinger Health System Foundation); Series 2013 A, VRD Health System RB (g)	1.53%	10/01/2043	8,710	8,710,000
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2008 D, Ref. VRD RB (LOC - JP Morgan Chase Bank N.A.)(g)(h)	1.59%	07/01/2034	1,700	1,700,000
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	3,430	3,451,540
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group); Series 2014 A, RB	7.50%	02/01/2044	5,207	5,201,821
Series 2014 B, Conv. CAB RB (d)	7.50%	02/01/2044	1,379	447,033
Series 2014 C, RB	0.00%	02/01/2044	4,122	824
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2046	4,000	4,300,920
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB (j)(k)	7.00%	12/01/2021	6,000	6,839,400
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds (b)	5.00%	06/15/2034	15,450	17,316,051
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB (m)	5.50%	11/01/2044	4,000	4,157,120
Pennsylvania (State of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. Exempt Facilities RB	6.40%	12/01/2038	4,450	4,496,948
Pennsylvania (State of) Economic Development Financing Authority (USG Corp.); Series 1999, Solid Waste Disposal RB (m)	6.00%	06/01/2031	15,500	15,501,705
Pennsylvania (State of) Turnpike Commission; Subseries 2013 B-2, Sub. Turnpike Conv. CAB RB (d)	6.00%	12/01/2037	7,000	5,523,070
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2037	3,575	3,657,833
Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2049	8,815	8,910,114
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	5,500	6,126,835
Philadelphia (City of) Industrial Development Authority (Global Leadership Academy Charter School); Series 2010, RB	6.38%	11/15/2040	1,000	1,019,240
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	4,070	4,076,634
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB (j)(k)	6.00%	08/01/2020	500	529,280
Philadelphia (City of) Industrial Development Authority (Mast I Charter School); Series 2016 A, Ref. RB	5.38%	08/01/2051	3,950	4,003,957
Philadelphia (City of) Industrial Development Authority (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	2,410	2,439,354
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB (j)(k)	6.63%	12/15/2022	1,500	1,759,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (i)	6.50%	06/15/2033	$2,000	$2,061,400
Series 2013, RB (i)	6.75%	06/15/2043	8,000	8,240,000
				153,319,871

Puerto Rico–5.63%
Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	19,465	19,653,227
Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	29,090	29,388,172
Series 2002, Tobacco Settlement Asset-Backed RB	5.63%	05/15/2043	5,415	5,471,641
Series 2005 A, Tobacco Settlement Asset-Backed RB (f)	0.00%	05/15/2050	470,980	64,025,021
Puerto Rico (Commonwealth of); Series 2003 C-7, Ref. Public Improvement Sub. Unlimited Tax GO Bonds (INS -NATL)(e)	6.00%	07/01/2028	4,500	4,567,275
Series 2003 C-7, Ref. Sub. Unlimited Tax GO Bonds (INS -NATL)(e)	6.00%	07/01/2027	21,000	21,452,550
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien Conv. CAB RB (d)	6.13%	07/01/2024	15,980	16,339,550
Series 2008 A, Sr. Lien RB	6.00%	07/01/2038	25,620	25,684,050
Series 2008 A, Sr. Lien RB	6.00%	07/01/2044	21,375	21,428,437
Series 2012 A, Sr. Lien RB	5.50%	07/01/2028	2,395	2,412,962
Series 2012 A, Sr. Lien RB	5.25%	07/01/2029	5,520	5,506,200
Series 2012 A, Sr. Lien RB	5.13%	07/01/2037	6,790	6,688,150
Series 2012 A, Sr. Lien RB	5.75%	07/01/2037	4,730	4,718,175
Series 2012 A, Sr. Lien RB	5.25%	07/01/2042	41,740	41,113,900
Series 2012 A, Sr. Lien RB	6.00%	07/01/2047	1,800	1,809,000
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2003 NN, RB (c)	5.50%	07/01/2020	50	34,438
Series 2004 PP, Ref. RB (INS -NATL)(e)	5.00%	07/01/2023	755	759,870
Series 2005 SS, Ref. RB (INS -NATL)(e)	5.00%	07/01/2024	5,565	5,598,724
Series 2007 TT, RB (c)	5.00%	07/01/2020	80	54,900
Series 2007 TT, RB (c)	5.00%	07/01/2023	250	171,563
Series 2007 TT, RB (c)	5.00%	07/01/2026	6,685	4,587,581
Series 2007 TT, RB (c)	5.00%	07/01/2027	7,350	5,043,937
Series 2007 TT, RB (c)	5.00%	07/01/2032	16,285	11,175,581
Series 2007 VV, Ref. RB (c)	5.50%	07/01/2020	75	51,656
Series 2007 VV, Ref. RB (INS -NATL)(e)	5.25%	07/01/2024	4,560	4,844,042
Series 2007 VV, Ref. RB (INS-NATL)(e)	5.25%	07/01/2030	9,275	9,926,198
Series 2007 VV, Ref. RB (INS -AGM)(e)	5.25%	07/01/2031	20,000	22,278,000
Series 2007 VV, Ref. RB (INS -NATL)(e)	5.25%	07/01/2032	6,275	6,692,978
Series 2008 WW, RB (c)	5.50%	07/01/2019	4,220	2,906,525
Series 2008 WW, RB (c)	5.00%	07/01/2028	13,620	9,346,725
Series 2008 WW, RB (c)	5.50%	07/01/2038	9,200	6,336,500
Series 2010 AAA, RB (c)	5.25%	07/01/2021	350	240,188
Series 2010 AAA, RB (c)	5.25%	07/01/2031	1,350	926,438
Series 2010 CCC, RB (c)	5.00%	07/01/2025	325	223,031
Series 2010 CCC, RB (c)	5.25%	07/01/2026	14,455	9,919,744
Series 2010 CCC, RB (c)	5.25%	07/01/2028	13,295	9,123,694
Series 2010 DDD, Ref. RB (c)	5.00%	07/01/2020	5,000	3,431,250
Series 2010 DDD, Ref. RB (c)	5.00%	07/01/2021	11,020	7,562,475
Series 2010 DDD, Ref. RB (c)	5.00%	07/01/2022	1,575	1,080,844
Series 2010 DDD, Ref. RB (c)	5.00%	07/01/2023	1,150	789,188
Series 2010 XX, RB (c)	5.25%	07/01/2035	6,699	4,597,189
Series 2010 XX, RB (c)	5.25%	07/01/2040	5,200	3,568,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2010 ZZ, Ref. RB (c)	5.00%	07/01/2019	$1,940	$1,331,325
Series 2010 ZZ, Ref. RB (c)	5.25%	07/01/2020	1,000	686,250
Series 2010 ZZ, Ref. RB (c)	5.25%	07/01/2024	65	44,606
Series 2010 ZZ, Ref. RB (c)	5.25%	07/01/2026	650	446,063
Series 2012 A, RB (c)	4.80%	07/01/2029	1,850	1,261,237
Series 2012 A, RB (c)	5.05%	07/01/2042	3,095	2,123,944
Series 2012 A, RB (c)	5.00%	12/31/2049	19,350	13,278,938
Series 2013 A, RB (c)	7.00%	07/01/2033	2,785	1,952,981
Series 2013 A, RB (c)	6.75%	07/01/2036	6,050	4,227,437
Series 2013 A, RB (c)	7.00%	12/31/2049	6,970	4,887,712
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. Government Facilities RB (INS - NATL)(e)	6.00%	07/01/2024	7,970	8,205,912
Puerto Rico Sales Tax Financing Corp.; Series 2007 A, RB (f)	0.00%	08/01/2041	1,465	1,442,818
Series 2007 A, RB (f)	0.00%	08/01/2044	13,979	13,771,368
Series 2007 A, RB (f)	0.00%	08/01/2045	310	304,579
Series 2018 A-1, CAB RB (f)	0.00%	07/01/2024	6,403	5,311,743
Series 2018 A-1, CAB RB (f)	0.00%	07/01/2027	4,265	3,099,448
Series 2018 A-1, CAB RB (f)	0.00%	07/01/2029	1,491	962,304
Series 2018 A-1, CAB RB (f)	0.00%	07/01/2031	1,921	1,105,672
Series 2018 A-1, CAB RB (f)	0.00%	07/01/2033	2,162	1,096,010
Series 2018 A-1, CAB RB (f)	0.00%	07/01/2046	20,579	4,005,199
Series 2018 A-1, CAB RB (f)	0.00%	07/01/2051	56,764	8,219,467
Series 2018 A-1, RB	4.50%	07/01/2034	17,351	17,372,915
Series 2018 A-1, RB	4.55%	07/01/2040	802	777,195
Series 2018 A-1, RB	4.75%	07/01/2053	5,881	5,415,466
Series 2018 A-1, RB	5.00%	07/01/2058	14,873	14,137,510
Series 2018 A-2, RB	4.55%	07/01/2040	8,144	7,065,157
Series 2018 A-2, RB	4.75%	07/01/2053	244	206,027
Series 2018 A-2, RB	5.00%	07/01/2058	3,265	2,813,088
				527,082,440

Rhode Island–0.00%
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	30	30,205

South Carolina–0.06%
South Carolina (State of) Jobs-Economic Development Authority (High Point Academy Project); Series 2018 A, Tax Exempt Educational RB (i)	5.75%	06/15/2049	2,000	2,123,320
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, Health Facilities RB	5.00%	05/01/2043	1,000	999,930
Series 2013, Health Facilities RB	5.13%	05/01/2048	2,000	2,005,420
Series 2017, Ref. Health Facilities RB	5.00%	05/01/2042	250	250,150
				5,378,820

Tennessee–0.62%
Bristol (City of) Industrial Development Board (Pinnacle); Series 2016, Tax Increment Allocation RB	5.63%	06/01/2035	13,000	13,265,850
Memphis (City of) & Shelby (County of) Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	5.50%	07/01/2037	250	264,868
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	5.63%	01/01/2046	250	262,598
Nashville (City of) & Davidson (County of) Health and Educational Facilities Board of Metropolitan Government (Trousdale Foundation Properties); Series 2018 A, Sr. Living RB (i)	6.00%	04/01/2038	16,625	17,021,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–(continued)
Nashville (City of) & Davidson (County of) Health and Educational Facilities Board of Metropolitan Government (Trousdale Roundation Properties); Series 2018 A, Sr. Living RB (i)	6.25%	04/01/2049	$10,155	$10,502,301
Shelby (County of) Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, Health Care Facility RB	6.38%	11/15/2025	2,445	2,446,907
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2013 A, Ref. RB	5.50%	09/01/2047	15,300	14,663,673
				58,427,204

Texas–9.82%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB (c)(m)	6.50%	11/01/2029	9,265	93
Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. RB	7.65%	08/15/2040	2,500	2,636,375
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2046	1,325	1,328,008
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.13%	03/01/2044	2,000	2,041,480
Bexar County Health Facilities Development Corp. (Army Retirement Residence); Series 2010, RB (j)(k)	6.20%	07/01/2020	2,000	2,115,460
Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, MFH RB (m)	7.00%	01/01/2039	3,630	3,634,175
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System); Series 2012, Ref. RB (j)(k)	5.25%	07/01/2022	7,100	7,867,510
Series 2012, Ref. RB (j)(k)	5.50%	07/01/2022	13,410	14,967,169
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	7,465	7,730,455
Celina (City of); Series 2015, Special Assessment RB	5.38%	09/01/2028	600	609,192
Series 2015, Special Assessment RB	5.50%	09/01/2032	250	252,870
Series 2015, Special Assessment RB	5.88%	09/01/2040	1,000	1,009,990
Central Texas Regional Mobility Authority; Series 2011, Sub. Lien RB (j)(k)	6.75%	01/01/2021	17,500	19,051,025
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2011, Education RB (j)(k)	5.75%	08/15/2021	1,130	1,236,378
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2015, Education RB	5.75%	08/15/2038	1,000	1,023,720
Series 2015, Education RB	5.75%	08/15/2045	8,000	8,107,040
Series 2018 D, Education RB	5.75%	08/15/2033	4,940	5,136,365
Series 2018 D, Education RB	6.00%	08/15/2038	14,250	14,780,385
Series 2018 D, Education RB	6.13%	08/15/2048	20,750	21,411,095
Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB (j)(k)	6.25%	12/01/2020	5,000	5,386,850
Grand Parkway Transportation Corp.; Series 2013 A, First Tier Toll RB	5.50%	04/01/2053	10,000	11,038,600
Series 2013 B, Sub. Tier Toll Conv. CAB RB (d)	5.85%	10/01/2048	17,000	16,301,130
Series 2013 B, Sub. Tier Toll RB (b)	5.25%	10/01/2051	24,405	26,717,618
Series 2013 B, Sub. Tier Toll RB	5.00%	04/01/2053	43,260	46,593,616
Grand Prairie Housing Finance Corp.; Series 2003, Priority Lien Independent Senior Living Center RB	7.63%	01/01/2020	235	235,785
Series 2003, Priority Lien Independent Senior Living Center RB	7.75%	01/01/2034	6,795	6,904,943
Series 2003, Sub. Lien Independent Senior Living Center RB (c)(t)	7.63%	01/01/2020	345	34,500
Series 2003, Sub. Lien Independent Senior Living Center RB (c)(t)	7.75%	01/01/2034	3,595	359,500
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2040	5,350	5,475,029
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2045	9,230	9,407,124
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB (g)	1.45%	03/05/2019	24,300	24,300,000
HFDC of Central Texas, Inc. (Sears Tyler Methodist); Series 2009 A, RB (c)	7.75%	11/15/2029	4,910	49
Series 2009 A, RB (c)	7.75%	11/15/2044	15,345	153
Series 2009 B, RB (c)	6.38%	11/15/2019	1,210	12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Hopkins (County of) Hospital District; Series 2008, RB	6.00%	02/15/2033	$2,500	$2,504,825
Series 2008, RB	6.00%	02/15/2038	5,155	5,163,763
Houston (City of); Series 2011 A, Ref. First Lien Utility System RB (b)(j)(k)	5.25%	11/15/2020	18,360	19,470,780
Series 2015 B-1, Airport System RB (m)	5.00%	07/15/2030	24,605	26,837,166
Series 2015 B-1, Airport System RB (m)	5.00%	07/15/2035	21,545	23,186,514
Houston (City of) (Continental Airlines, Inc.); Series 2011 A, Ref. Airport System Special Facilities RB (m)	6.63%	07/15/2038	14,000	14,998,480
Houston (City of), Texas (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System Special Facilities RB (m)	5.00%	07/01/2029	11,750	12,864,957
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011 A, RB (j)(k)	6.88%	05/15/2021	790	874,878
Series 2011, RB (j)(k)	6.50%	05/15/2021	500	549,705
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB (j)(k)	6.25%	08/15/2019	1,210	1,234,732
Series 2009 A, RB (j)(k)	6.38%	08/15/2019	7,225	7,376,725
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB (i)	5.60%	08/15/2045	4,420	4,564,092
Leander Independent School District;
Series 2014 C, Unlimited Tax CAB GO Bonds (CEP -Texas Permanent School Fund)(f)(j)(k)	0.00%	08/15/2024	121,355	29,918,252
Series 2014 D, Ref. Unlimited Tax CAB GO Bonds (CEP -Texas Permanent School Fund)(f)(j)(k)	0.00%	08/15/2024	425	204,765
Series 2014 D, Ref. Unlimited Tax CAB GO Bonds (CEP -Texas Permanent School Fund)(f)	0.00%	08/15/2037	3,645	1,697,440
Lone Star College System; Series 2009, Limited Tax GO Bonds (b)(j)(k)	5.00%	08/15/2019	23,200	23,561,456
Lower Neches Valley Authority Industrial Development Corp. (Exxonmobil); Series 2010, VRD RB (g)	1.50%	11/01/2038	4,000	4,000,000
Mclendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase);
Series 2015, Special Assessment RB	5.13%	09/15/2028	500	500,490
Series 2015, Special Assessment RB	5.38%	09/15/2035	400	398,908
Series 2015, Special Assessment RB	5.50%	09/15/2040	765	756,424
Mission Economic Development Corp. (CarbonLite Recycling LLC); Series 2016, Solid Waste Disposal RB (i)(m)	6.50%	12/01/2033	10,900	10,773,124
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. Sr. Lien RB (i)(m)	4.63%	10/01/2031	22,150	22,696,883
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2048	5,675	6,152,211
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. Retirement Facility RB	5.00%	10/01/2039	1,000	989,820
Series 2018, Ref. Retirement Facility RB	5.25%	10/01/2049	13,240	13,308,716
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook); Series 2017 C, Sr. Living RB	5.00%	07/01/2037	1,780	1,780,676
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	750	774,555
Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2046	14,675	14,871,645
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2016 A, Ref. Education RB (i)	5.00%	08/15/2046	2,500	2,477,800
Series 2017 A, Education RB (i)	5.00%	08/15/2037	2,000	2,006,780
Series 2017 A, Education RB (i)	5.13%	08/15/2047	2,085	2,087,544
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, Retirement Facilities RB	5.50%	07/01/2054	4,750	4,752,755
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. Retirement Facility RB	5.00%	01/01/2042	3,000	3,022,980
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2043	4,325	4,696,691
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes Inc.); Series 2014, Retirement Facility RB	5.50%	01/01/2049	1,000	1,045,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Newark High Education Finance Corp. (A+ Charter Schools, Inc.);
Series 2015 A, Education RB (i)	5.50%	08/15/2035	$845	$886,033
Series 2015 A, Education RB (i)	5.75%	08/15/2045	2,015	2,116,596
North Texas Education Finance Corp. (Uplift Education); Series 2012 A, RB	5.25%	12/01/2047	2,100	2,186,709
North Texas Tollway Authority; Series 2011 B, Special Project System CAB RB (f)(j)(k)	0.00%	09/01/2031	15,500	6,934,545
Pharr (City of) Higher Education Finance Authority (Idea Public Schools); Series 2009 A, Education RB (j)(k)	6.25%	08/15/2019	570	581,651
Series 2009 A, Education RB (j)(k)	6.50%	08/15/2019	6,320	6,457,091
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB (i)(k)(m)	7.25%	02/13/2020	72,500	74,742,425
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	7.50%	11/15/2034	2,250	2,517,368
Series 2014 A, Retirement Facility RB	7.75%	11/15/2044	3,600	4,043,484
Series 2014 A, Retirement Facility RB	8.00%	11/15/2049	5,000	5,663,700
Red River Health Facilities Development Corp. (Sears Methodist Retirement System); Series 2013, Retirement Facility RB (c)	5.45%	11/15/2038	2,055	1,438
Series 2013, Retirement Facility RB (c)	5.75%	11/15/2039	1,693	1,185
Series 2013, Retirement Facility RB (c)	6.05%	11/15/2046	7,293	5,105
Series 2013, Retirement Facility RB (c)	6.15%	11/15/2049	2,904	4,066
Series 2013, Retirement Facility RB (c)	6.25%	05/09/2053	658	922
San Juan (City of) Higher Education Finance Authority (Idea Public Schools); Series 2010 A, Education RB (j)(k)	6.70%	08/15/2020	1,000	1,070,720
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB (c)(m)	8.00%	07/01/2038	37,110	11,875,200
SQLC Senior Living Center at Corpus Christi Inc.; Series 2019, Floating Rate RB (3 mo. USD LIBOR + 8.50%)(i)(s)	8.50%	08/08/2019	1,000	1,000,000
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB (j)(k)	6.13%	11/15/2019	1,000	1,030,720
Series 2009, Retirement Facility RB (j)(k)	6.38%	11/15/2019	7,150	7,382,017
Series 2016, Ref. Retirement Facilities RB	5.00%	05/15/2045	8,000	8,081,280
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.63%	11/15/2027	1,500	1,185,000
Series 2007, Retirement Facility RB	5.75%	11/15/2037	2,500	1,975,000
Series 2014, Retirement Facility RB	5.63%	11/15/2041	3,250	2,567,500
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, Retirement Facility RB	6.63%	11/15/2037	1,745	1,931,157
Series 2017, Retirement Facility RB	6.75%	11/15/2047	9,625	10,555,641
Series 2017, Retirement Facility RB	6.75%	11/15/2052	1,465	1,601,553
Series 2017, TEMPS 50SM Retirement Facility RB	3.88%	11/15/2022	750	747,540
Series 2017, TEMPS 65SM Retirement Facility RB	4.50%	11/15/2023	2,250	2,256,930
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2007, Retirement Facility RB	5.75%	02/15/2025	1,185	1,186,149
Series 2007, Retirement Facility RB	5.75%	02/15/2029	1,600	1,601,008
Series 2009 A, Retirement Facility RB	8.00%	02/15/2038	12,350	12,726,181
Series 2017A, Retirement Facility RB	6.38%	02/15/2048	16,125	17,097,337
Series 2017A, Retirement Facility RB	6.38%	02/15/2052	31,045	32,835,055
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2018 A, Retirement Community RN (i)	10.00%	03/15/2023	4,250	4,226,285

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (SQLC Senior Living Center at Corpus Christi, Inc.-Mirador);
Series 2017 A, Retirement Facility RB (c)	4.13%	11/15/2028	$1,775	$891,600
Series 2017 A, Retirement Facility RB (c)	4.38%	11/15/2034	595	296,768
Series 2017 A, Retirement Facility RB (c)	4.63%	11/15/2041	3,125	1,553,344
Series 2017 A, Retirement Facility RB (c)	4.88%	11/15/2048	7,000	3,474,940
Series 2017 A, Retirement Facility RB (c)	5.00%	11/15/2055	13,000	6,450,210
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 A, Retirement Facility RB	8.25%	11/15/2029	2,135	1,921,500
Series 2009 A, Retirement Facility RB	8.25%	11/15/2039	3,640	3,276,000
Series 2009 A, Retirement Facility RB	8.25%	11/15/2044	6,815	6,133,500
Series 2009 B, Retirement Facility Floating Rate RB (u)	6.86%	11/15/2045	1,245	1,120,500
Tarrant Cultural Educational Facilities Finance Corp. (Methodist Hospitals of Dallas); Series 2008 A, VRD Hospital RB (LOC - Td Bank N.A.)(g)(h)	1.55%	10/01/2041	12,560	12,560,000
Texas (State of) Transportation Commission;
Series 2019, First Tier Toll CAB RB (f)	0.00%	08/01/2051	6,000	1,205,700
Series 2019, First Tier Toll CAB RB (f)	0.00%	08/01/2052	6,000	1,135,920
Series 2019, First Tier Toll CAB RB (f)	0.00%	08/01/2053	1,000	178,850
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	3,255	3,765,417
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, Gas Supply RB	5.00%	12/15/2031	10,000	10,740,900
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, Sr. Lien RB (m)	5.00%	12/31/2055	13,135	13,928,091
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/2040	25,575	27,168,578
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	13,415	13,925,575
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC);
Series 2013, Sr. Lien RB (m)	7.00%	12/31/2038	4,000	4,627,600
Series 2013, Sr. Lien RB (m)	6.75%	06/30/2043	17,450	19,928,423
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School); Series 2010 A, Education RB	5.80%	08/15/2040	1,000	1,028,880
Texas State Public Finance Authority Charter School Finance Corp.(Odyssey Academy, Inc.);
Series 2010 A, Education RB (j)(k)	6.88%	02/15/2020	1,455	1,525,291
Series 2010 A, Education RB (j)(k)	7.13%	02/15/2020	1,810	1,900,971
Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education); Series 2004 A, RB	7.00%	12/01/2034	3,075	3,080,043
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.25%	08/15/2042	4,185	4,258,447
Travis County Health Facilities Development Corp. (Westminster Manor);
Series 2010, RB (j)(k)	7.00%	11/01/2020	2,005	2,175,565
Series 2010, RB	7.00%	11/01/2030	265	276,883
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB (j)(k)	5.38%	09/01/2019	465	473,468
Series 2009, Tax Increment Allocation Contract RB (j)(k)	5.50%	09/01/2019	2,250	2,292,345
				920,166,106

Utah–0.44%
Salt Lake City Corp Airport Revenue;
Series 2018 A, Airport RB (b)	5.00%	07/01/2043	14,750	16,554,073
Series 2018 A, Airport RB (b)	5.00%	07/01/2048	11,250	12,557,250
Utah (County of) (Renaissance Academy); Series 2007 A, Charter School RB (i)	5.63%	07/15/2037	2,635	2,635,263
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy);
Series 2010 A, Charter School RB	5.38%	07/15/2030	1,650	1,673,116
Series 2010 A, Charter School RB	5.63%	07/15/2040	710	716,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, Charter School RB	6.25%	07/15/2030	$1,250	$1,297,537
Series 2010, Charter School RB	6.38%	07/15/2040	2,500	2,590,050
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB	5.60%	07/15/2022	475	494,599
Series 2012, RB	6.30%	07/15/2032	850	906,772
Series 2012, RB	6.55%	07/15/2042	2,000	2,131,020
				41,556,347

Virgin Islands–0.40%
Virgin Islands (Government of) (Matching Fund Loan Note - Diago); Series 2009 A, RB	6.75%	10/01/2037	4,500	4,389,750
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Sr. Lien Capital);
Series 2009 A-1, RB	5.00%	10/01/2029	3,620	3,520,450
Series 2009 A-1, RB	5.00%	10/01/2039	12,910	12,458,150
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	3,700	3,626,000
Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	7,575	7,423,500
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	500	486,250
Series 2012 A, RB	5.00%	10/01/2032	5,730	5,558,100
				37,462,200

Virginia–1.53%
Ballston Quarter Communities Development Authority;
Series 2016A, Tax Allocation RB	5.38%	03/01/2036	1,635	1,689,119
Series 2016A, Tax Allocation RB	5.50%	03/01/2046	10,000	10,332,700
New Port Community Development Authority;
Series 2006, Special Assessment RB (c)	5.50%	09/01/2026	492	223,860
Series 2006, Special Assessment RB (c)	5.60%	09/01/2036	1,670	759,850
Tobacco Settlement Financing Corp.;
Series 2007 B-1, Sr. Tobacco Settlement RB	5.00%	06/01/2047	21,035	20,096,629
Series 2007 B-2, Sr. Tobacco Settlement Conv. CAB RB (d)	5.20%	06/01/2046	3,000	2,978,130
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB (m)	5.50%	01/01/2042	21,975	23,477,431
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, Sr. Lien RB (m)	5.00%	01/01/2040	40,550	42,359,746
Virginia (State of) Small Business Financing Authority (Transform 66P3);
Series 2017, Sr. Lien Private Activity RB (m)	5.00%	12/31/2052	17,150	18,466,091
Series 2017, Sr. Lien Private Activity RB (m)	5.00%	12/31/2056	6,750	7,258,072
Virginia Beach Development Authority (Westminster-Canterbury);
Series 2018, Ref. Residential Care Facility RB	5.00%	09/01/2040	1,750	1,947,103
Series 2018, Ref. Residential Care Facility RB	5.00%	09/01/2044	2,215	2,456,236
Series 2018, Ref. Residential Care Facility RB	4.00%	09/01/2048	4,390	4,446,060
Virginia Small Business Financing Authority (Transform 66P3 Project); Series 2017, Tax-Exempt Sr. Lien RB (m)	5.00%	12/31/2047	6,350	6,870,128
				143,361,155

Washington–1.98%
Greater Wenatchee (City of) Regional Events Center Public Facilities District; Series 2012 A, RB	5.50%	09/01/2042	6,720	6,819,926
King (County of); Series 2011 B, Ref. Sewer RB (b)	5.00%	01/01/2034	38,540	40,829,276
King (County of) Public Hospital District No. 4;
Series 2015 A, RB	5.75%	12/01/2030	3,000	3,063,930
Series 2015 A, RB	6.00%	12/01/2035	2,685	2,723,476
Series 2015 A, RB	6.25%	12/01/2045	6,465	6,522,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital); Series 2011, Ref. & Improvement Limited Tax GO Bonds	6.75%	12/01/2031	$500	$516,265
Series 2011, Ref. & Improvement Limited Tax GO Bonds	7.00%	12/01/2040	4,000	4,108,200
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. Special Facilities RB (m)	5.00%	04/01/2030	19,500	20,958,210
Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2010, RB	6.00%	12/01/2030	3,160	3,331,800
Series 2010, RB	5.75%	12/01/2035	6,000	6,260,100
State of Washington; Series 2019 A, Various Purpose Unlimited Tax GO Bonds (b)	5.00%	08/01/2042	9,000	10,376,730
Washington (State of) Convention Center Public Facilities District; Series 2018, RB (b)	5.00%	07/01/2048	27,000	30,183,030
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB (j)(k)	7.00%	07/01/2019	9,145	9,301,014
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB (j)(k)	5.63%	10/01/2019	3,415	3,491,735
Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016A, Ref. RB (i)	5.00%	07/01/2036	1,460	1,501,362
Series 2016A, Ref. RB (i)	5.00%	07/01/2046	1,700	1,731,178
Series 2016A, Ref. RB (i)	5.00%	07/01/2051	8,650	8,781,913
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB (i)	7.00%	07/01/2045	2,150	2,280,075
Series 2015 A, RB (i)	7.00%	07/01/2050	1,500	1,586,700
Series 2015 B-1, TEMPS 85SM RB (i)	5.50%	01/01/2024	5,515	5,516,930
Washington (State of) Housing Finance Commission (Judson Park); Series 2018, Ref. Non-profit RB (i)	5.00%	07/01/2048	1,650	1,691,679
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016 A, Ref. RB (i)	5.00%	01/01/2046	2,250	2,344,478
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities Northwest); Series 2016 A, Ref. RB (i)	5.00%	01/01/2051	8,650	8,984,149
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill);
Series 2016, Ref. Non-Profit RB (i)	5.00%	07/01/2041	2,000	2,031,740
Series 2016, Ref. Non-Profit RB (i)	5.00%	07/01/2046	1,000	1,012,780
				185,949,667

West Virginia–0.50%
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/2035	3,340	3,130,682
Series 2013, Ref. Tax Increment Allocation RB (i)	7.00%	06/01/2035	1,000	500,000
Kanawha (County of) (The West Virginia State University Foundation); Series 2013, Student Housing RB	6.75%	07/01/2045	5,650	5,924,647
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB (i)	5.75%	06/01/2043	3,000	3,090,930
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, Solid Waste Disposal Facilities RB (i)(m)	7.25%	02/01/2036	10,965	10,353,701
Series 2018, Solid Waste Disposal Facilities RB (i)(m)	8.75%	02/01/2036	3,500	3,522,365
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/2020	720	539,561
Series 2008, RB	6.50%	10/01/2038	14,000	10,432,660
Series 2008, RB	6.75%	10/01/2043	13,150	9,798,328
				47,292,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin–5.28%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, Limited Obligation Grant RB (i)	6.25%	08/01/2027	$11,000	$11,910,360
Series 2017, Limited Obligation Grant RB (i)	6.75%	08/01/2031	22,090	24,069,927
Series 2017, Limited Obligation PILOT RB (i)	6.50%	12/01/2037	25,000	27,795,500
Series 2017, Limited Obligation PILOT RB (i)	6.75%	12/01/2042	12,270	13,719,087
Public Finance Authority (KU Campus Development Corporation - Central District Development Project); Series 2016, Lease Development RB (b)	5.00%	03/01/2041	24,000	26,513,520
Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017, Ref. Special Facilities RB (i)(m)	7.13%	06/01/2041	7,000	7,302,750
Public Finance Authority (National Gypsum Co.); Series 2014, Ref. Exempt Facilities RB (m)	5.25%	04/01/2030	4,000	4,215,520
Public Finance Authority (Southminster);
Series 2018, Retirement Facility RB (i)	5.00%	10/01/2043	2,500	2,536,000
Series 2018, Retirement Facility RB (i)	5.00%	10/01/2048	3,000	3,031,740
Series 2018, Retirement Facility RB (i)	5.00%	10/01/2053	6,665	6,710,122
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB (i)	5.00%	03/01/2052	500	522,080
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 B, Collateralized Utility RB (m)	5.75%	11/01/2037	4,000	4,010,240
Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/2028	745	372,500
Series 2008, RB	7.25%	06/01/2038	1,000	500,000
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	5.00%	08/01/2027	2,000	2,096,400
Series 2017, Ref. RB	5.00%	08/01/2037	5,770	5,836,874
Series 2017, Ref. RB	5.00%	08/01/2039	4,290	4,327,924
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016 A, Ref. RB (b)	5.00%	11/15/2039	38,800	43,137,452
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2037	860	888,870
Series 2017, Ref. RB	5.00%	06/01/2041	955	979,085
Wisconsin (State of) Health & Educational Facilities Authority (Middleton Glen, Inc.);
Series 1998, RB	5.75%	10/01/2028	2,485	2,485,373
Series 1998, Special Term RB	5.90%	10/01/2028	305	305,079
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/2039	4,260	4,428,653
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.);
Series 2009 A, RB (j)(k)	7.25%	09/15/2019	4,000	4,117,360
Series 2009 A, RB (j)(k)	7.63%	09/15/2019	1,000	1,031,320
Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2012, RB (j)(k)	5.75%	08/01/2019	3,215	3,268,755
Series 2012, RB (j)(k)	5.88%	08/01/2019	3,170	3,224,619
Series 2013, RB (j)(k)	7.00%	08/01/2020	6,500	6,975,345
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center);
Series 2017 A, RB (i)	6.25%	10/01/2031	2,475	2,610,185
Series 2017 A, RB (i)	6.85%	10/01/2047	20,735	21,623,287
Series 2017 A, RB (i)	7.00%	10/01/2047	250	263,175
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation PILOT RB (i)	7.00%	12/01/2050	21,000	23,641,800
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016A, RB (i)	5.00%	06/01/2036	4,225	4,250,181
Series 2016A, RB (i)	5.13%	06/01/2048	8,000	8,030,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center);
Series 2017 A, Sr. RB (i)	5.75%	11/01/2024	$1,440	$1,467,504
Series 2017 A, Sr. RB (i)	6.25%	11/01/2028	2,525	2,714,804
Series 2017 A, Sr. RB (i)	6.85%	11/01/2046	30,015	31,642,713
Series 2017 B, Sub. RB (i)	8.50%	11/01/2046	8,000	8,004,640
Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2018 A, Educational Facility RB (i)	6.13%	02/01/2048	4,285	4,273,173
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, Continuing Care Retirement Community RB (i)	7.00%	06/01/2020	245	252,174
Series 2011 A, Continuing Care Retirement Community RB (i)	7.75%	06/01/2028	7,980	8,879,745
Series 2011 A, Continuing Care Retirement Community RB (i)	8.00%	06/01/2035	10,150	11,294,717
Series 2011 A, Continuing Care Retirement Community RB (i)	8.25%	06/01/2046	4,000	4,462,320
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada);
Series 2015, RB (c)	5.50%	12/01/2035	4,000	2,800,000
Series 2015, RB (c)	5.75%	12/01/2045	6,660	4,662,000
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center);
Series 2018 A-1, Sr. RB (i)	6.13%	01/01/2033	1,250	1,314,713
Series 2018 A-1, Sr. RB (i)	6.25%	01/01/2038	5,500	5,695,855
Series 2018 A-1, Sr. RB (i)	6.38%	01/01/2048	27,725	28,501,854
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst);
Series 2017 A, Ref. Senior Living RB (i)	5.25%	05/15/2037	1,000	1,050,170
Series 2017 A, Ref. Senior Living RB (i)	5.25%	05/15/2042	1,230	1,282,287
Series 2017 A, Ref. Senior Living RB (i)	5.25%	05/15/2047	1,225	1,272,849
Series 2017 A, Ref. Senior Living RB (i)	5.25%	05/15/2052	3,300	3,410,715
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 A, Special Facilities RB (m)	7.25%	06/01/2035	6,965	7,404,074
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	17,025	18,252,843
Series 2018 A, RB	5.35%	12/01/2045	30,500	32,527,640
Wisconsin (State of) Public Finance Authority (Rose Villa); Series 2014 A, Senior Living RB (i)	6.00%	11/15/2049	2,500	2,664,450
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.75%	04/01/2042	6,340	6,665,559
Series 2015, Ref. RB	5.88%	04/01/2045	7,500	7,960,725
Wisconsin (State of) Public Finance Authority (Voyager Foundation Inc.);
Series 2012 A, Charter School RB	5.50%	10/01/2022	395	413,522
Series 2012 A, Charter School RB	6.00%	10/01/2032	1,475	1,574,843
Wisconsin (State of) Public Finance Authority (Voyager Foundation, Inc.); Series 2012 A, Charter School RB	6.20%	10/01/2042	1,300	1,377,454
Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, Higher Education Facility RB (i)	5.00%	12/01/2031	6,830	7,144,795
Series 2016, Higher Education Facility RB (i)	5.25%	12/01/2039	8,685	9,041,953
				494,741,734

Wyoming–0.07%
West Park Hospital District (West Park Hospital);
Series 2011 A, RB	7.00%	06/01/2040	4,890	5,217,875
Series 2011, Ref. RB	7.00%	06/01/2035	1,085	1,163,456
				6,381,331
Total Municipal Obligations (Cost $10,116,231,182)				10,478,993,164

U.S. Dollar Denominated Bonds & Notes–0.06%
Texas–0.06%
Sears Tyler Methodist Retirement Corp.; Sub. Notes (Acquired 02/25/2013; Cost $0)(l)	2.00%	02/25/2048	135	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas Pellets Inc./German Pellets Texas LLC; Sr. Sec. Notes (i)(l)	8.00%	03/29/2019	$5,330	$5,330,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $5,330,000)				5,330,000
TOTAL INVESTMENTS IN SECURITIES(v)-111.92% (Cost $10,121,561,182)				10,484,323,164
FLOATING RATE NOTE OBLIGATIONS-(13.27)%
Notes with interest and fee rates ranging from 2.21% to 2.66% at 02/28/2019 and contractual maturities of collateral ranging from 11/01/2023 to 10/15/2057 (See Note 1K)(w)				(1,243,090,000)
OTHER ASSETS LESS LIABILITIES-1.35%				126,344,153
NET ASSETS-100.00%				$9,367,577,317

Abbreviations:

AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
CAB	- Capital Appreciation Bonds
CEP	- Credit Enhancement Provider
Conv.	- Convertible
COP	- Certificates of Participation
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
MFH	- Multi-Family Housing
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
PILOT	- Payment-in-Lieu-of-Tax
RAC	- Revenue Anticipation Certificates
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
Sec.	- Secured
SIFMA	- Securities Industry and Financial Markets Association
Sr.	- Senior
Sub.	- Subordinated
TEMPS	- Tax-Exempt Mandatory Paydown Securities
USD	- U.S. Dollar
VRD	- Variable Rate Demand
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50                         Invesco High Yield Municipal Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2019 was $205,251,600, which represented 2.19% of the Fund’s Net Assets.

(d)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Zero coupon bond issued at a discount.
(g)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $1,427,743,141, which represented 15.24% of the Fund’s Net Assets.

(j)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(k)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Security subject to the alternative minimum tax.
(n)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $71,800,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(o)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(p)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(q)	Security subject to crossover refunding.
(r)	Interest rate is redetermined periodically based on an auction conducted by the auction agent.
(s)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(t)	Restructured security not accruing interest income. The aggregate value of these securities at February 28, 2019 was $394,000, which represented less than 1% of the Fund’s Net Assets.
(u)	Interest rate is redetermined periodically based on current market interest rates. The rate shown is the rate in effect on February 28, 2019.
(v)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(w)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2019. At February 28, 2019, the Fund’s investments with a value of $2,050,224,390 are held by TOB Trusts and serve as collateral for the $1,243,090,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 10 Year Notes	4,327	June-2019	$(527,894,000)	$1,544,717	$1,544,717

(a)	Futures contracts collateralized by $5,575,000 held with Goldman Sachs & Co. LLC, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51                         Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $10,121,561,182)	$10,484,323,164
Other investments:
Variation margin receivable – futures contracts	946,512
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	5,575,000
Receivable for:
Investments sold	1,359,000
Fund shares sold	15,052,987
Interest	135,444,951
Investments matured, at value (Cost $28,193,538)	19,906,094
Investment for trustee deferred compensation and retirement plans	662,835
Other assets	156,087
Total assets	10,663,426,630

Liabilities:
Floating rate note obligations	1,243,090,000
Payable for:
Investments purchased	20,539,703
Dividends	15,927,154
Fund shares reacquired	8,476,789
Amount due custodian	4,058,590
Accrued fees to affiliates	2,722,752
Accrued trustees’ and officers’ fees and benefits	20,906
Accrued other operating expenses	265,881
Trustee deferred compensation and retirement plans	747,538
Total liabilities	1,295,849,313
Net assets applicable to shares outstanding	$9,367,577,317

Net assets consist of:
Shares of beneficial interest	$9,436,865,815
Distributable earnings	(69,288,498)
$9,367,577,317

Net Assets:
Class A	$5,561,342,355
Class C	$860,987,868
Class Y	$2,557,002,790
Class R5	$214,923
Class R6	$388,029,381

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	563,353,428
Class C	87,531,583
Class Y	258,541,220
Class R5	21,785
Class R6	39,370,594
Class A:
Net asset value per share	$9.87
Maximum offering price per share
(Net asset value of $9.87 ÷ 95.75%)	$10.31
Class C:
Net asset value and offering price per share	$9.84
Class Y:
Net asset value and offering price per share	$9.89
Class R5:
Net asset value and offering price per share	$9.87
Class R6:
Net asset value and offering price per share	$9.86

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52                         Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$522,305,667

Expenses:
Advisory fees	47,160,549
Administrative services fees	843,399
Custodian fees	118,763
Distribution fees:
Class A	13,195,255
Class C	11,855,942
Interest, facilities and maintenance fees	33,304,079
Transfer agent fees – A, C and Y	6,386,601
Transfer agent fees – R5	233
Transfer agent fees – R6	44,676
Trustees’ and officers’ fees and benefits	151,947
Registration and filing fees	414,899
Reports to shareholders	375,099
Professional services fees	159,126
Taxes	1,565,031
Other	246,061
Total expenses	115,821,660
Less: Expense offset arrangement(s)	(4,697)
Net expenses	115,816,963
Net investment income	406,488,704

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $236,389)	22,204,002
Futures contracts	(11,045,551)
11,158,451
Change in net unrealized appreciation (depreciation) of:
Investment securities	(38,891,866)
Futures contracts	1,544,717
(37,347,149)
Net realized and unrealized gain (loss)	(26,188,698)
Net increase in net assets resulting from operations	$380,300,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53                         Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:
Net investment income	$406,488,704	$462,203,229
Net realized gain (loss)	11,158,451	(105,820,750)
Change in net unrealized appreciation (depreciation)	(37,347,149)	94,509,589
Net increase in net assets resulting from operations	380,300,006	450,892,068

Distributions to shareholders from distributable earnings(1):
Class A	(248,183,225)	(247,314,749)
Class B	–	(1,131,604)
Class C	(47,103,255)	(50,396,561)
Class Y	(127,066,006)	(119,805,025)
Class R5	(13,790)	(22,076)
Class R6	(15,694,832)	(1,066,832)
Total distributions to shareholders from distributable earnings	(438,061,108)	(419,736,847)

Share transactions-net:
Class A	229,372,990	417,173,255
Class B	–	(37,907,638)
Class C	(412,175,652)	101,751,627
Class Y	11,691,502	687,769,079
Class R5	(97,865)	(324,639)
Class R6	182,379,024	211,460,091
Net increase in net assets resulting from share transactions	11,169,999	1,379,921,775
Net increase (decrease) in net assets	(46,591,103)	1,411,076,996

Net assets:
Beginning of year	9,414,168,420	8,003,091,424
End of year	$9,367,577,317	$9,414,168,420

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54                         Invesco High Yield Municipal Fund

Statement of Cash Flows

For the year ended February 28, 2019

Cash provided by operating activities:
Net increase in net assets resulting from operations	$380,300,006

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(2,561,618,050)
Proceeds from sales of investments	2,571,624,614
Purchases of short-term investments, net	(76,283,226)
Amortization of premium on investment securities	41,524,194
Accretion of discount on investment securities	(53,567,040)
Decrease in receivables and other assets	5,303,020
Decrease in accrued expenses and other payables	(580,049)
Increase in variation margin receivable - futures contracts	(946,512)
Net realized gain from investment securities	(22,204,002)
Net change in unrealized depreciation on investment securities	38,891,866
Increase in cash collateral – exchange-traded futures contracts	(5,575,000)
Net cash provided by operating activities	316,869,821

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(182,371,200)
Increase in payable for amount due custodian	4,058,590
Proceeds from shares of beneficial interest sold	2,357,059,459
Proceeds of TOB Trusts	345,455,000
Repayments of TOB Trusts	(242,835,000)
Disbursements from shares of beneficial interest reacquired	(2,600,592,656)
Net cash provided by (used in) financing activities	(319,225,807)
Net decrease in cash and cash equivalents	(2,355,986)
Cash and cash equivalents at beginning of period	2,355,986
Cash and cash equivalents at end of period	$–

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$256,063,094

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$33,304,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55                         Invesco High Yield Municipal Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the opening of business on October 2, 2017, the Fund has limited public sales of its shares to certain investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

56	Invesco High Yield Municipal Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a

57	Invesco High Yield Municipal Fund

TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

58	Invesco High Yield Municipal Fund

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the“Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 300 million	0.60%
Next $300 million	0.55%
Over $600 million	0.50%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $561,662 in front-end sales commissions from the sale of Class A shares and $152,665 and $36,891 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

59	Invesco High Yield Municipal Fund

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$10,475,381,042	$3,612,122	$10,478,993,164
U.S. Dollar Denominated Bonds & Notes	–	–	5,330,000	5,330,000
Investments Matured	–	1,906,094	18,000,000	19,906,094
Total Investments in Securities	–	10,477,287,136	26,942,122	10,504,229,258

Other Investments - Assets*
Futures Contracts	1,544,717	–	–	1,544,717
Total Investments	$1,544,717	$10,477,287,136	$26,942,122	$10,505,773,975

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$1,544,717
Derivatives not subject to master netting agreements	(1,544,717)
Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized (Loss):
Futures contracts	$(11,045,551)
Change in Net Unrealized Appreciation:
Futures contracts	1,544,717
Total	$(9,500,834)

60	Invesco High Yield Municipal Fund

The table below summarizes the four month average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$438,689,922

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Fund engaged in securities purchases of $421,027,887 and securities sales of $432,633,401, which resulted in net realized gains of $236,389.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,697.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2019 were $1,206,101,154 and 2.75%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income - tax-exempt	$438,061,108	$419,736,847

Tax Components of Net Assets at Period-End:

2019
Undistributed - tax-exempt income	$21,158,400
Net unrealized appreciation - investments	366,311,798
Temporary book/tax differences	(659,367)
Capital loss carryforward	(456,099,329)
Shares of beneficial interest	9,436,865,815
Total net assets	$9,367,577,317

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs book to tax accretion and amortization discounts and defaulted securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010

61	Invesco High Yield Municipal Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$181,638,615	$274,460,714	$456,099,329

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $2,498,261,231 and $2,465,409,211, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 619,719,239
Aggregate unrealized (depreciation) of investments	(253,407,441)
Net unrealized appreciation of investments	$ 366,311,798

Cost of investments for tax purposes is $10,139,462,177.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and federal taxes paid by the Fund, on February 28, 2019, undistributed net investment income was decreased by $678,905, undistributed net realized gain (loss) was increased by $40,437,653 and shares of beneficial interest was decreased by $39,758,748. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	105,661,087	$1,041,022,411	118,994,500	$1,193,473,497
Class B(b)	–	–	16,150	161,362
Class C	11,363,795	111,808,569	29,622,710	296,109,326
Class Y	94,536,871	936,776,988	151,543,759	1,520,003,427
Class R5	7,632	74,810	2,142	21,300
Class R6	26,850,229	266,089,763	21,412,893	215,216,528

Issued as reinvestment of dividends:
Class A	14,447,108	142,926,007	14,387,034	144,342,693
Class B(b)	–	–	63,654	641,338
Class C	2,855,598	28,160,284	3,182,249	31,821,826
Class Y	7,217,203	71,545,145	6,880,862	69,183,851
Class R5	470	4,660	628	6,291
Class R6	1,360,291	13,426,998	89,639	889,866

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	982,147	9,870,575
Class B	–	–	(977,393)	(9,870,575)

62	Invesco High Yield Municipal Fund

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(96,761,632)	(954,575,428)	(93,113,907)	(930,513,510)
Class B(b)	–	–	(2,856,216)	(28,839,763)
Class C	(56,357,428)	(552,144,505)	(22,616,132)	(226,179,525)
Class Y	(100,893,617)	(996,630,631)	(89,590,429)	(901,418,199)
Class R5	(17,970)	(177,335)	(35,095)	(352,230)
Class R6	(9,876,565)	(97,137,737)	(465,893)	(4,646,303)
Net increase in share activity	393,072	$11,169,999	137,523,302	$1,379,921,775

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 13–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/19	$9.93	$0.43	$(0.02)	$0.41	$(0.47)	$9.87	4.17%		$5,561,342	1.22	%(d)	1.22	%(d)	0.86	%(d)	4.37	%(d)	24%
Year ended 02/28/18	9.87	0.52	0.01	0.53	(0.47)	9.93	5.46		5,360,001	1.06		1.06		0.89		5.17		14
Year ended 02/28/17	10.11	0.50	(0.24)	0.26	(0.50)	9.87	2.53		4,922,389	1.01		1.01		0.87		4.87		17
Year ended 02/29/16	10.06	0.52	0.03	0.55	(0.50)	10.11	5.62		4,838,666	0.93		0.93		0.86		5.22		14
Year ended 02/28/15	9.39	0.51	0.67	1.18	(0.51)	10.06	12.86		4,791,381	0.93		0.93		0.86		5.18		17
Class C
Year ended 02/28/19	9.89	0.36	(0.02)	0.34	(0.39)	9.84	3.52		860,988	1.97	(d)	1.97	(d)	1.61	(d)	3.62	(d)	24
Year ended 02/28/18	9.84	0.45	0.00	0.45	(0.40)	9.89	4.57		1,282,971	1.81		1.81		1.64		4.42		14
Year ended 02/28/17	10.07	0.42	(0.23)	0.19	(0.42)	9.84	1.86		1,175,513	1.76		1.76		1.62		4.12		17
Year ended 02/29/16	10.03	0.45	0.02	0.47	(0.43)	10.07	4.79	(e)	1,182,368	1.66	(e)	1.66	(e)	1.59	(e)	4.49	(e)	14
Year ended 02/28/15	9.36	0.43	0.68	1.11	(0.44)	10.03	12.06	(e)	1,220,444	1.67	(e)	1.67	(e)	1.60	(e)	4.44	(e)	17
Class Y
Year ended 02/28/19	9.94	0.46	(0.02)	0.44	(0.49)	9.89	4.54		2,557,003	0.97	(d)	0.97	(d)	0.61	(d)	4.62	(d)	24
Year ended 02/28/18	9.89	0.55	0.00	0.55	(0.50)	9.94	5.61		2,562,437	0.81		0.81		0.64		5.42		14
Year ended 02/28/17	10.12	0.52	(0.22)	0.30	(0.53)	9.89	2.89		1,867,338	0.76		0.76		0.62		5.12		17
Year ended 02/29/16	10.08	0.55	0.01	0.56	(0.52)	10.12	5.78		1,560,105	0.68		0.68		0.61		5.47		14
Year ended 02/28/15	9.41	0.54	0.67	1.21	(0.54)	10.08	13.12		1,346,986	0.68		0.68		0.61		5.43		17
Class R5
Year ended 02/28/19	9.92	0.46	(0.02)	0.44	(0.49)	9.87	4.51		215	0.99	(d)	0.99	(d)	0.63	(d)	4.60	(d)	24
Year ended 02/28/18	9.86	0.55	0.01	0.56	(0.50)	9.92	5.70		314	0.80		0.80		0.63		5.43		14
Year ended 02/28/17	10.11	0.52	(0.25)	0.27	(0.52)	9.86	2.64		631	0.80		0.80		0.66		5.08		17
Year ended 02/29/16	10.07	0.54	0.02	0.56	(0.52)	10.11	5.77		2,633	0.72		0.72		0.65		5.43		14
Year ended 02/28/15	9.41	0.53	0.67	1.20	(0.54)	10.07	13.01		2,851	0.68		0.68		0.61		5.43		17
Class R6
Year ended 02/28/19	9.91	0.46	(0.01)	0.45	(0.50)	9.86	4.59		388,029	0.92	(d)	0.92	(d)	0.56	(d)	4.67	(d)	24
Year ended 02/28/18(f)	9.90	0.50	(0.03)	0.47	(0.46)	9.91	4.76		208,446	0.74	(g)	0.74	(g)	0.57	(g)	5.49	(g)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $5,278,102, $1,184,515, $2,565,921, $280 and $313,291 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended February 29, 2016and February 28, 2015.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

63                         Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco High Yield Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statements of operations and cash flows for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

64                         Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,009.30	$ 6.63	$1,018.20	$ 6.66	1.33%
Class C	1,000.00	1,005.60	10.54	1,014.28	10.59	2.12
Class Y	1,000.00	1,010.60	5.38	1,019.44	5.41	1.08
Class R5	1,000.00	1,011.50	5.34	1,019.49	5.36	1.07
Class R6	1,000.00	1,011.90	5.14	1,019.69	5.16	1.03

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

65                         Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

66                         Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3                         Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G.McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Municipal Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242                                 Invesco Distributors, Inc.                                                  VK-HYM-AR-1                               04242019      1411

Annual Report to Shareholders	February 28, 2019

Invesco Intermediate Term Municipal Income Fund
Nasdaq:
A: VKLMX ∎ C: VKLCX ∎ Y: VKLIX ∎ R6: VKLSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
2 Letters to Shareholders 4 Performance Summary 4 Management’s Discussion 6 Long-Term Fund Performance 8 Supplemental Information 10 Schedule of Investments 32 Financial Statements 35 Notes to Financial Statements
42 Financial Highlights 43 Report of Independent Registered Public Accounting Firm 44 Fund Expenses 45 Tax Information T-1 Trustees and Officers

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Intermediate Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Intermediate Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.19%
Class C Shares	2.42
Class Y Shares	3.54
Class R6 Shares	3.54
S&P Municipal Bond Index▼ (Broad Market Index)	4.03
S&P Municipal Bond 2-17 Years Investment Grade Index▼ (Style-Specific Index)	4.25
Lipper Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	3.64
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experi enced positive returns for the fifth con secutive year in 2018. During the fiscal year, investment grade municipals returned 4.13% and high yield munici pals returned 6.96%.1 This strong perfor mance included investment grade municipals returning 1.30% and high yield municipals returning 1.22% for the first two months of 2019.1

    The first half of the fiscal year began with supportive technical conditions (sup ply and demand balances) in place as new issuance of municipal bonds totaled $187 billion – down 8% from the same time period in 2017.2 However, fund flows into the municipal bond market remained positive, totaling $6.5 billion from March through August 2018.3 The high yield municipal bond market outper formed the investment grade bond seg ment, led by strong performance of tobacco bonds and improved price discovery on Puerto Rico bonds as a result of developments in the common wealth’s debt restructuring.

    Municipal bonds withstood headwinds from interest rate movements that had the 10-year US Treasury yield breaching 3.00% in April 2018.4 During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate four times: in March, June, September and Decem ber 2018.5 This series of anticipated rate hikes reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and over all robust economic growth. This expansionary monetary policy signifi cantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

    In September 2018, market conditions weakened in stark contrast to the first half of the fiscal year, and thus, exposed the municipal bond market to more sensi tivity relating to the month’s sell-off in US

Treasuries. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. The municipal yield curve continued to steepen, showing confidence in strong gross domestic product growth, as well as rising concern that an impending trade war between the US and China could increase inflation pressures.

    As anticipated, US midterm election results had a positive impact on munici pal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in val uations for Tobacco Master Settlement Agreement (Tobacco MSA) bonds, pri marily below investment grade securities. Meanwhile, year-end demand for yield and coupon payments caused the munici pal bond asset class to end 2018 on a strong note.

    The Fed’s dovish stance to begin calen dar year 2019 took the market by sur prise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Addition ally, the US government shutdown, which lasted a total of 35 days, along with ongo ing US-China trade negotiations and Brexit developments, created a challenging mar ket environment. Despite these challenges, the municipal market performed positively as technical conditions continued to pro vide tailwinds, driven particularly by the insatiable demand for maturities (10 years and shorter) from US retail separately managed accounts (SMAs).

    Flows into the municipal bond asset class were positive for six of the 12 months covered by the fiscal year. With slowing

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	87.4%
General Obligation Bonds	8.0
Pre-Refunded Bonds	3.5
Other	1.1

Top Five Debt Holdings
	% of total net assets

1.	Illinois (State of) Toll Highway Authority; Series 2014 D	1.0%
2.	New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment)	0.9
3.	New York & New Jersey (States of) Port Authority	0.8
4.	Gulf Coast Industrial Development Authority (ExxonMobil)	0.8
5.	Michigan (State of) Finance Authority (Detroit Water & Sewerage Department) Series 2014 D-2	0.8

Total Net Assets	$1.4 billion

Total Number of Holdings	655

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2019.

4	Invesco Intermediate Term Municipal Income Fund

economic growth and the Fed’s interest rate policy detour, investor demand for municipal securities spiked, bringing record net inflows of more than $18.9 billion for the first two months of 2019.3

At the close of the fiscal year, we believed municipal fundamentals remained strong and ramifications of the Tax Cuts and Jobs Act of 2017 had not yet been fully realized. As a result, we believe demand for tax-exempt investments from retail investors could continue as taxes become front of mind.

Security selection in higher coupon bonds (5.00%+) was a substantial contributor to the Fund’s performance relative to its style-specific benchmark during the fiscal year. Security selection in non-rated bonds also aided relative performance. On a state level, security selection in Illinois and Wisconsin holdings contributed to relative return, as well.

During the fiscal year, security selection in lower coupon bonds (4.99% and less) detracted from the Fund’s performance relative to its style-specific benchmark. Security selection in and overweight allocation to the life care sector detracted from the Fund’s relative performance. On a state level, security selection in Texas domiciled issues detracted from relative return.

During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: FactSet Research Systems Inc.

2 Source: The Bond Buyer

3 Source: Strategic Insight

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is
manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in
2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                          Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not re-flect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Per formance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.41%
10 Years	4.04
5 Years	2.49
1 Year	0.62

Class C Shares*
Inception (10/19/93)	3.98%
10 Years	3.53
5 Years	2.25
1 Year	1.42

Class Y Shares
Inception (8/12/05)	3.96%
10 Years	4.58
5 Years	3.28
1 Year	3.54

Class R6 Shares
10 Years	4.36%
5 Years	3.11
1 Year	3.54
*Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Intermediate Term Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.39%
10 Years	4.36
5 Years	2.73
1 Year	-1.67

Class C Shares
Inception (10/19/93)	3.50%
10 Years	3.85
5 Years	2.51
1 Year	-0.86

Class Y Shares
Inception (8/12/05)	3.90%
10 Years	4.88
5 Years	3.52
1 Year	1.13

Class R6 Shares
10 Years	4.66%
5 Years	3.34
1 Year	1.04

principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 0.87%, 1.62%, 0.62% and 0.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 0.91%, 1.66%, 0.66% and 0.67%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                          Invesco Intermediate Term Municipal Income Fund

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases es in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower- rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or

8	Invesco Intermediate Term Municipal Income Fund

price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium-and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an in vestment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment grade US municipals with maturities between two and 17 years.
∎	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9	Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-102.38%

Alabama-2.16%

Alabama (State of) Port Authority; Series 2017 A, Ref. Docks Facilities RB (INS -AGM)(a)(b)	5.00%	10/01/2033	$3,500	$3,959,305
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS -AGM)(b)	5.00%	09/01/2025	1,500	1,726,440
Series 2014 A, Limited Special Tax GO Wts. (INS -AGM)(b)	5.00%	09/01/2028	1,500	1,711,575
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.25%	06/01/2025	100	109,907
Series 2016, RB	5.50%	06/01/2030	2,000	2,194,780
Lower Alabama Gas District (The); Series 2016A, Gas Project RB	5.00%	09/01/2034	5,000	5,801,250
Pell City (City of) Special Care Facilities Financing Authority (Noland Health Services, Inc.);
Series 2012, RB	5.00%	12/01/2021	2,250	2,436,638
Series 2016A, RB	5.00%	12/01/2031	4,850	5,203,807
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.90%)(c)(d)	2.57%	04/01/2024	4,875	4,826,981
Series 2018 C, Gas Supply Floating Rate RB (SIFMA Municipal Swap Index + 0.65%)(c)(d)	2.39%	04/01/2024	1,625	1,625,081
				29,595,764

Alaska-0.15%

Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB (INS -AGC)(b)	5.00%	09/01/2019	1,000	1,015,940
Series 2009, Lease RB (c)(e)	5.50%	09/01/2019	1,000	1,019,170
				2,035,110

Arizona-3.33%

Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	3,793,278
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 D, Ref. Education RB (f)	5.00%	07/01/2037	630	648,547
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, Education RB (f)	5.75%	07/15/2038	1,810	1,920,102
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/2026	2,000	2,073,160
Glendale (City of) Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2028	2,105	2,195,326
La Paz (County of) Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2018 A, Education Facility Lease RB	5.00%	02/15/2038	1,200	1,284,336
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	3,000	3,057,720
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.00%	11/15/2024	2,025	2,036,806
Series 2014, Ref. RB	5.25%	11/15/2029	2,105	2,086,160
Phoenix (City of) Industrial Development Authority (Great Hearts Academies); Series 2016, Ref. Education Facilities RB	5.00%	07/01/2036	1,000	1,047,940
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB (f)	5.75%	07/01/2024	1,000	1,064,220
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/2027	3,000	3,254,700
Pima (County of) Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. Education Facility RB (f)	5.38%	06/15/2035	1,360	1,405,587
Series 2017, Education Facility RB (f)	4.75%	06/15/2037	3,500	3,436,825
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	6.00%	05/01/2024	465	486,413
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	5.00%	07/01/2025	750	716,753
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB (f)	5.00%	07/01/2033	2,245	2,191,030
Salt River Project Agricultural Improvement & Power District; Series 2016A, Ref. Electric System RB	5.00%	01/01/2034	5,500	6,445,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona-(continued)

Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds (f)	5.00%	07/15/2020	$700	$712,152
Series 2013 A, Ref. Unlimited Tax GO Bonds (f)	5.00%	07/15/2021	485	497,246
Series 2013 A, Ref. Unlimited Tax GO Bonds (f)	5.00%	07/15/2022	570	586,844
Series 2013 A, Ref. Unlimited Tax GO Bonds (f)	5.00%	07/15/2023	825	852,687
Series 2013 B, Unlimited Tax GO Bonds (f)	5.00%	07/15/2023	455	470,270
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2026	2,000	2,158,180
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/2025	1,000	1,141,350
				45,563,467

Arkansas-0.11%

Pulaski (County of) Public Facilities Board; Series 2014, RB	5.00%	12/01/2028	1,345	1,529,023

California-8.04%

California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB (g)	0.00%	06/01/2033	3,490	1,551,759
California (State of);
Series 2012 B, Ref. Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 1.15%)(c)(d)	2.89%	05/01/2020	2,000	2,011,940
Series 2013 B, Ref. Various Purpose Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.38%)(c)(d)	2.12%	12/01/2022	4,000	4,003,000
Series 2013 C, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.70%)(c)(d)	2.44%	12/01/2020	4,000	4,017,520
Series 2015, Various Purpose GO Bonds	5.00%	03/01/2030	5,000	5,773,250
Series 2016B, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.76%)(c)(d)	2.50%	12/01/2021	2,000	2,014,800
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB (c)(e)	5.00%	01/01/2022	1,230	1,351,844
Series 2011, RB	5.00%	01/01/2028	270	289,761
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB (a)(f)	5.00%	07/01/2027	7,000	7,522,340
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	5.25%	07/01/2023	1,050	1,116,118
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB	4.13%	07/01/2024	440	459,360
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2017 A, Ref. RB (f)	5.00%	11/01/2032	1,135	1,258,057
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2029	3,000	3,316,800
Series 2018 A, RB (f)	5.25%	12/01/2038	1,000	1,097,160
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (c)(e)	6.25%	08/01/2019	1,650	1,681,746
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB (f)	6.25%	11/15/2019	135	138,490
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2031	1,070	1,186,726
Series 2017, Ref. RB	5.00%	10/15/2033	1,000	1,100,350
Corona-Norco Unified School District (Community Facilities District No. 98-1);
Series 2013, Ref. Special Tax RB	5.00%	09/01/2021	810	877,457
Series 2013, Ref. Special Tax RB	5.00%	09/01/2023	1,000	1,143,920
Foothill-Eastern Transportation Corridor Agency; Subseries 2014 B-2, Ref. Toll Road RB (c)	5.00%	01/15/2020	5,000	5,056,350
Fresno (City of); Series 2010 A-1, Water System RB	5.50%	06/01/2022	1,000	1,049,210
Golden State Tobacco Securitization Corp.;
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2021	2,000	2,145,600
Series 2017 A-1, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2027	4,000	4,621,200
Series 2018A-1, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	4,000	4,568,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)

Irvine (City of) (Reassessment District No. 13-1);
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/2019	$475	$480,994
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2020	450	473,279
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2021	375	406,744
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2022	710	792,942
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/2023	500	571,995
Lake Elsinore (City of) Public Financing Authority; Series 2015, Ref. Local Agency Special Tax RB	5.00%	09/01/2028	2,115	2,352,282
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2018 B, Ref. RB (a)	5.00%	05/15/2029	2,000	2,410,100
Series 2018 D, Sub. RB (a)	5.00%	05/15/2031	3,000	3,592,170
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.25%	07/01/2022	3,200	3,239,104
Murrieta (City of) Public Financing Authority; Series 2012, Ref. Special Tax RB	5.00%	09/01/2023	1,000	1,101,350
Oakland Unified School District (County of Alameda, California);
Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2028	1,000	1,178,780
Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2029	1,160	1,363,568
Oroville (City of) (Oroville Hospital); Series 2019, RB	5.25%	04/01/2034	2,000	2,268,600
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2022	575	628,015
Series 2012, Ref. Special Tax RB	5.00%	09/01/2023	450	489,591
Regents of the University of California; Series 2009 O, General RB (c)(e)(h)	5.75%	05/15/2019	1,980	1,997,048
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/2024	1,500	1,523,640
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	6.25%	12/01/2020	1,000	1,067,010
San Diego (County of) Regional Airport Authority; Series 2013 B, Sr. RB (a)	5.00%	07/01/2023	700	789,313
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2011 C, Ref. Second Series RB (a)	5.00%	05/01/2023	2,000	2,129,340
Series 2019 D, Ref. Second Series RB	5.00%	05/01/2030	1,800	2,269,152
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB (c)(e)	6.00%	08/01/2019	1,085	1,105,235
Series 2009 D, Tax Allocation RB (c)(e)	6.25%	08/01/2019	1,000	1,019,660
Series 2011 D, Tax Allocation RB (c)(e)	6.63%	02/01/2021	500	548,920
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2027	750	815,745
Series 2013 B, Special Tax RB	5.00%	08/01/2027	405	440,502
San Jose (City of); Series 2011 A-1, Airport RB (a)	5.25%	03/01/2026	2,000	2,126,140
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS -AGM)(b)	5.50%	08/01/2026	3,195	3,474,914
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.00%	09/01/2026	1,030	1,100,318
Series 2013, Special Tax RB	5.13%	09/01/2027	1,200	1,288,140
Southern California Public Power Authority (Milford Wind Corridor); Series 2010 1, RB	5.00%	07/01/2024	2,000	2,056,980
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS-AGM)(b)(c)	3.20%	06/01/2020	4,245	4,250,052
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/2023	1,000	1,190,940
				109,895,801

Colorado-1.64%

Arkansas River Power Authority; Series 2006, Power Improvement RB (e)	5.88%	10/01/2021	1,000	1,062,040
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. Special Tax Allocation RB (f)	5.00%	12/01/2029	4,000	4,229,240
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods); Series 2016, Ref. Hospital RB	5.00%	01/01/2031	2,475	2,656,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)

Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB (f)	5.00%	12/01/2025	$550	$559,746
Series 2015 A, Ref. RB (f)	5.50%	12/01/2030	750	769,883
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	5.25%	07/15/2019	1,000	1,004,890
Series 2010, Private Activity RB	5.00%	01/15/2022	850	858,202
Denver (City & County of);
Series 2012 A, Airport System RB (a)	5.00%	11/15/2022	740	820,216
Series 2018 A, Ref. Sub. Airport System RB (a)	5.00%	12/01/2030	2,000	2,442,700
Series 2018 A-2, Dedicated Tax CAB RB (g)	0.00%	08/01/2030	800	540,064
Series 2018 A-2, Dedicated Tax CAB RB (g)	0.00%	08/01/2031	1,000	643,330
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB (a)	5.00%	10/01/2032	3,000	3,189,420
Plaza Metropolitan District No. 1;
Series 2013, Ref. Tax Allocation RB (f)	5.00%	12/01/2021	1,045	1,101,827
Series 2013, Ref. Tax Allocation RB (f)	5.00%	12/01/2022	500	533,115
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. Limited Property Tax Supported RB (f)	4.13%	12/15/2027	965	970,182
University of Colorado; Series 2009 A, Enterprise RB (c)(e)	5.50%	06/01/2019	1,000	1,009,480
				22,390,530

Connecticut-1.29%

Connecticut (State of); Series 2018 C, Unlimited Tax GO Bonds	5.00%	06/15/2027	3,000	3,492,900
Connecticut (State of) (Transportation Infrastructure); Series 2018, Special Tax Obligation RB	5.00%	01/01/2030	3,500	4,068,890
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB (a)	5.50%	04/01/2021	1,000	1,062,060
University of Connecticut;
Series 2016 A, GO Bonds	5.00%	03/15/2032	2,940	3,270,485
Series 2017 A, RB	5.00%	01/15/2030	5,000	5,713,350
				17,607,685

District of Columbia-0.51%
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2030	2,250	2,310,615
Metropolitan Washington Airports Authority; Series 2016 A, Ref. Airport System RB (a)	5.00%	10/01/2034	2,215	2,509,573
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2010 A, Second Sr. Lien Dulles Toll Road CAB RB (g)	0.00%	10/01/2037	5,000	2,185,100
				7,005,288

Florida-3.65%

Atlantic Beach (City of) (Fleet Landing);
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2021	440	467,434
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2022	375	405,330
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/2023	565	618,449
Capital Trust Agency Inc. (H-Bay Ministries, Inc. - Superior Residences); Series 2018 B, Sr. Living RB	4.50%	07/01/2038	500	483,495
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB (f)	5.00%	07/01/2032	2,045	2,136,882
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2022	2,000	2,205,420
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	1,000	1,039,850
Collier (County of) Industrial Development Authority (The Arlington of Naples); Series 2014 A, Continuing Care Community RB (f)	7.25%	05/15/2026	1,215	1,204,332
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/2026	2,000	2,150,400
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2034	5,000	5,457,700
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref. RB	5.00%	10/01/2027	1,000	1,077,030
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, Educational Facilities RB (f)	6.00%	06/15/2035	1,265	1,304,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)

Highlands (County of) Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, Sr. Living RB	5.25%	04/01/2028	$2,500	$2,531,175
Manatee (County of) School District;
Series 2017, Sales Tax RB (INS -AGM)(b)	5.00%	10/01/2029	1,000	1,184,020
Series 2017, Sales Tax RB (INS -AGM)(b)	5.00%	10/01/2031	3,000	3,490,290
Series 2017, Sales Tax RB (INS -AGM)(b)	5.00%	10/01/2032	1,250	1,445,138
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.00%	11/15/2024	1,990	2,131,907
Series 2012, RB	5.50%	11/15/2032	1,670	1,804,301
Miami (City of) Health Facilities Authority (Miami Jewish Health System, Inc.);
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2025	600	664,362
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2026	1,135	1,270,144
Series 2017, Ref. Health Facilities RB	5.00%	07/01/2027	1,000	1,125,230
Miami-Dade (County of) Expressway Authority;
Series 2013 A, Ref. Toll System RB	5.00%	07/01/2022	2,000	2,206,360
Series 2016 A, Ref. Toll System RB	5.00%	07/01/2028	1,625	1,919,547
Miami-Dade (County of) Florida Industrial Development Authority (Waste Management, Inc.); Series 2018 B, Solid Waste Disposal Floating Rate RB (SIFMA Municipal Swap Index + 0.80%)(a)(c)(d)	2.54%	11/01/2021	3,000	3,000,720
Orlando (City of) & Orange (County of) Expressway Authority; Series 2012, Ref. RB	5.00%	07/01/2023	1,000	1,103,860
Palm Beach (County of) Health Facilities Authority (BRRH Corp. Obligated Group); Series 2014, Ref. RB	5.00%	12/01/2031	4,000	4,380,840
Palm Beach (County of) Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, Hospital RB	5.00%	11/01/2023	1,215	1,320,912
Reedy Creek Improvement District;
Series 2013 1, Ref. Utilities RB	5.00%	10/01/2021	885	956,428
Series 2013 1, Ref. Utilities RB	5.00%	10/01/2022	800	887,840
				49,974,244

Georgia-0.95%

Fulton (County of) Development Authority (Robert Woodruff); Series 2009 B, Ref. RB	5.25%	03/15/2024	1,000	1,001,130
Fulton (County of) Development Authority (Wellstar Health System, Inc.); Series 2017, Anticipation Ctfs. Hospital RB	5.00%	04/01/2033	1,870	2,121,459
Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB (f)	5.75%	06/15/2037	1,540	1,548,917
Metropolitan Atlanta Rapid Transit Authority; Series 2016 B, Ref. Sales Tax RB	5.00%	07/01/2032	7,150	8,334,683
				13,006,189

Guam-0.48%

Guam (Territory of) International Airport Authority; Series 2013 C, General RB (a)	6.00%	10/01/2023	3,000	3,008,520
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS -AGM)(b)	5.00%	10/01/2021	1,500	1,612,410
Series 2012 A, Ref. RB (INS -AGM)(b)	5.00%	10/01/2022	1,700	1,869,915
				6,490,845

Hawaii-0.93%

Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.00%	11/15/2027	1,000	1,109,470
Hawaii (State of) Department of Transportation (Airports Division);
Series 2013, Lease Revenue COP (a)	5.00%	08/01/2021	1,000	1,069,750
Series 2013, Lease Revenue COP (a)	5.00%	08/01/2022	2,000	2,193,180
Series 2013, Lease Revenue COP (a)	5.00%	08/01/2023	1,250	1,397,563
Honolulu (City & County of); Series 2015 A, Ref. Jr. Wastewater System RB (h)	5.00%	07/01/2031	6,000	6,953,160
				12,723,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-13.01%

Bartlett (Village of) (Quarry Redevelopment);
Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	$715	$715,472
Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	3,130	3,057,321
Bolingbrook (Village of) Special Service Area No. 2005-1; Series 2019, Ref. Special Tax RB	5.00%	03/01/2033	1,645	1,665,201
Chicago (City of);
Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	1,795	1,925,443
Series 2004, Ref. Second Lien Water RB	5.00%	11/01/2028	3,000	3,433,560
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS -NATL)(b)	5.00%	01/01/2032	215	215,548
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2029	2,500	2,786,925
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2030	1,500	1,667,040
Series 2010 A, Ref. Unlimited Tax GO Bonds (INS -AGM)(b)	5.00%	01/01/2029	2,500	2,559,725
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	716	716,711
Series 2015 A, Unlimited Tax GO Bonds	5.38%	01/01/2029	5,000	5,424,050
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	2,500	2,798,425
Series 2017 B, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2033	3,000	3,336,150
Chicago (City of) (188 West Randolph/Wells Redevelopment); Series 2014, Tax Increment Allocation Revenue COP (f)	6.84%	03/15/2033	2,290	2,289,577
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, Tax Increment Allocation Revenue COP (f)	7.00%	01/15/2029	1,208	1,208,661
Chicago (City of) (Metramarket Chicago); Series 2010 A, Tax Increment Allocation Revenue COP	6.87%	02/15/2024	617	617,502
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB (a)	5.50%	01/01/2027	1,000	1,111,890
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2025	1,000	1,107,240
Series 2014 A, Ref. Second Lien RB (a)	5.00%	01/01/2023	3,000	3,301,980
Chicago (City of) (O’Hare International Airport);
Series 2015 A, Ref. RB (a)	5.00%	01/01/2029	6,000	6,681,780
Series 2017 D, General Sr. Lien Airport RB (a)	5.00%	01/01/2031	1,000	1,138,880
Series 2017 D, General Sr. Lien Airport RB (a)	5.00%	01/01/2032	1,000	1,133,470
Series 2017 D, General Sr. Lien Airport RB (a)	5.00%	01/01/2033	2,000	2,257,840
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. Tax Increment Allocation Revenue COP	7.13%	03/15/2022	371	371,056
Chicago (City of) Board of Education;
Series 2017 C, Ref. Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2030	2,000	2,119,340
Series 2018 A, Ref. Unlimited Tax GO Bonds (INS -AGM)(b)	5.00%	12/01/2027	1,500	1,725,225
Series 2018 A, Ref. Unlimited Tax GO Bonds (INS -AGM)(b)	5.00%	12/01/2030	1,000	1,138,150
Series 2018 A, Unlimited Tax GO Bonds (INS -AGM)(b)	5.00%	12/01/2031	1,250	1,411,063
Series 2018 C, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2025	1,000	1,070,030
Series 2018 E, Educational Purpose TAN, Floating Rate (1 mo. USD LIBOR + 0.67%)(f)	2.63%	03/29/2019	1,000	1,000,000
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds (h)	5.00%	12/01/2024	3,000	3,248,850
Series 2015 C, Limited Tax GO Green Bonds (h)	5.00%	12/01/2027	7,000	8,018,360
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/2027	1,000	1,067,990
Illinois (State of);
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2027	1,795	1,857,735
Series 2012, Ref. Unlimited Tax GO Bonds (INS -AGM)(b)	5.00%	08/01/2022	1,250	1,349,313
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2022	2,000	2,127,620
Series 2013, Unlimited Tax GO Bonds	5.50%	07/01/2027	2,295	2,461,525
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2020	1,300	1,329,211
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2024	2,000	2,155,260
Series 2018 A, Unlimited Tax GO Bonds	5.25%	05/01/2023	5,000	5,365,300
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	5.25%	03/01/2019	1,000	1,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2026	$1,000	$1,152,210
Series 2014 A, RB	5.00%	09/01/2028	1,250	1,428,400
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	1,320	1,352,274
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 B, RB	5.63%	05/15/2020	1,159	1,099,100
Series 2016, RB	2.00%	05/15/2055	271	13,362
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.25%	08/15/2028	1,505	1,560,941
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. Sr. Educational Facilities RB	5.00%	02/01/2024	395	409,046
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2034	4,500	4,968,090
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2016 A, Ref. RB	5.25%	08/15/2030	5,000	5,702,850
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, Dedicated State Tax CAB RB (INS - AGM)(b)(g)	0.00%	12/15/2029	2,550	1,714,900
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, Ref. Conv. CAB Dedicated State Tax RB (INS -NATL)(b)(i)	5.70%	06/15/2023	1,295	1,453,832
Series 2002, Dedicated State Tax CAB RB (INS -NATL)(b)(g)	0.00%	12/15/2032	10,000	5,544,100
Series 2012 B, Ref. RB	5.00%	12/15/2022	5,010	5,330,339
Illinois (State of) Toll Highway Authority;
Series 2014 D, Ref. RB (h)	5.00%	01/01/2024	12,500	14,283,625
Series 2016 A, Ref. Sr. RB	5.00%	12/01/2031	2,305	2,626,847
Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, Unlimited Tax CAB GO Bonds (e)(g)	0.00%	12/01/2021	330	314,180
Madison & Jersey Counties Community Unit School District No. 11 (Alton); Series 2002, Unlimited Tax CAB GO Bonds (e)(g)	0.00%	12/01/2020	2,900	2,783,855
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	975	977,915
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	3,000	3,209,460
Series 2010, RB	5.38%	06/01/2021	525	563,682
Series 2017, RB	5.00%	06/01/2027	4,000	4,646,280
Series 2017, RB	5.00%	06/01/2028	2,000	2,308,080
Regional Transportation Authority;
Series 2002 A, RB (INS -AGM)(b)	6.00%	07/01/2027	2,700	3,408,723
Series 2018 B, RB (h)	5.00%	06/01/2031	3,800	4,426,658
Series 2018 B, RB (h)	5.00%	06/01/2032	3,995	4,609,711
Sales Tax Securitization Corp.;
Series 2017 A, Ref. RB	5.00%	01/01/2029	1,000	1,155,700
Series 2017 A, Ref. RB	5.00%	01/01/2030	1,000	1,147,340
Springfield (City of);
Series 2015, Ref. Electric Sr. Lien RB	5.00%	03/01/2032	2,000	2,243,700
Series 2015, Ref. Sr. Lien Electric RB	5.00%	03/01/2033	3,500	3,914,155
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.00%	04/01/2026	3,425	3,617,382
				177,933,156

Indiana-0.85%

Northern Indiana Commuter Transportation District;
Series 2016, Limited Obligation RB	5.00%	07/01/2027	1,800	2,111,400
Series 2016, Limited Obligation RB	5.00%	07/01/2028	1,250	1,458,238
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB (a)	5.88%	01/01/2024	1,015	1,110,227
Whiting (City of) (BP Products North America); Series 2014, Environmental Facilities Floating Rate RB (SIFMA Municipal Swap Index + 0.75%) (a)(c)(d)	2.49%	12/02/2019	7,000	7,005,460
				11,685,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa-1.32%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB (c)(e)	5.50%	06/15/2020	$2,255	$2,362,428
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB (f)	5.88%	12/01/2026	2,565	2,695,379
Series 2013, Ref. Midwestern Disaster Area RB (c)	5.25%	12/01/2033	2,990	3,113,666
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. Floating Rate RB (SIFMA
Municipal Swap Index + 0.58%)(c)(d)(f)	2.32%	01/04/2024	3,715	3,715,074
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, Health Facilities RB	4.00%	08/15/2022	1,905	2,037,112
Series 2012, Health Facilities RB	4.00%	08/15/2023	1,200	1,280,424
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, Asset-Backed Conv. CAB RB (i)	5.60%	06/01/2034	1,750	1,757,700
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB (a)	5.50%	12/01/2025	1,075	1,120,161
				18,081,944

Kansas-0.61%
Kansas (State of) Development Finance Authority (Adventist Health System);
Series 2009, Hospital RB (c)(e)	5.50%	11/15/2019	20	20,510
Series 2009, Hospital RB	5.50%	11/15/2023	980	1,004,774
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011
H, Health Facilities RB	5.00%	03/01/2031	1,000	1,028,710
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.00%	07/01/2028	1,140	1,264,910
Lenexa (City of) (Lakeview Village, Inc.);
Series 2018 A, Ref. Health Care Facilities RB	5.00%	05/15/2029	1,210	1,300,350
Series 2018 A, Ref. Health Care Facilities RB	5.00%	05/15/2031	1,335	1,422,002
Wichita (City of) (Kansas Masonic Home); Series 2016II-A, Health Care Facilities RB	5.25%	12/01/2036	1,000	1,034,620
Wichita (City of) (Presbyterian Manors, Inc.); Series 2018 I, Ref. Health Care Facilities RB	5.00%	05/15/2033	1,140	1,191,209
				8,267,085

Kentucky-2.06%
Kentucky (State of) Economic Development Finance Authority (Catholic Health Initiatives);
Series 2011 B, Floating Rate RB (SIFMA Municipal Swap Index + 1.40%)(c)(d)(j)	3.14%	02/01/2025	1,430	1,452,894
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	770	800,646
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, Sr. RB	5.00%	07/01/2028	1,500	1,677,120
Series 2015 A, Sr. RB	5.00%	07/01/2030	3,000	3,319,290
Kentucky (State of) Economic Development Finance Authority (Owensboro Health Inc.); Series 2017 A, Ref. Hospital RB	5.00%	06/01/2032	1,435	1,571,296
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.50%	11/15/2035	3,100	3,162,310
Kentucky (State of) Municipal Power Agency;
Series 2015 A, Ref. Power System RB (INS-NATL)(b)	5.00%	09/01/2026	1,000	1,160,190
Series 2015 A, Ref. Power System RB (INS-NATL)(b)	5.00%	09/01/2027	1,620	1,874,227
Series 2015 A, Ref. Power System RB (INS-NATL)(b)	5.00%	09/01/2028	1,260	1,455,262
Kentucky (State of) Municipal Power Agency (Prairie State); Series 2016, Ref. Power System RB (INS -NATL)(b)	5.00%	09/01/2031	5,000	5,625,450
Kentucky (State of) Property & Building Commission (No. 108); Series 2015 A, Ref. RB	5.00%	08/01/2029	1,000	1,131,210
Kentucky (State of) Public Energy Authority; Series 2018 B, Gas Supply RB (c)	4.00%	01/01/2025	2,000	2,147,340
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.);
Series 2016 A, Health System RB	5.00%	10/01/2033	2,450	2,745,397
				28,122,632

Louisiana-1.81%
Louisiana (State of) Energy & Power Authority (Rodemacher Unit No. 2); Series 2013, Power RB	5.00%	01/01/2022	1,000	1,079,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana-(continued)

New Orleans (City of);
Series 2014, Ref. Water RB	5.00%	12/01/2026	$1,250	$1,417,450
Series 2015, Sewerage Service RB	5.00%	06/01/2030	500	561,275
Series 2015, Sewerage Service RB	5.00%	06/01/2032	300	333,318
Series 2015, Sewerage Service RB	5.00%	06/01/2033	1,050	1,161,584
Series 2015, Sewerage Service RB	5.00%	06/01/2034	1,000	1,101,500
Series 2015, Sewerage Service RB	5.00%	06/01/2035	500	548,375
Series 2015, Water System RB	5.00%	12/01/2030	500	562,510
Series 2015, Water System RB	5.00%	12/01/2031	1,750	1,957,427
Series 2015, Water System RB	5.00%	12/01/2032	1,000	1,113,370
Series 2015, Water System RB	5.00%	12/01/2034	1,200	1,323,768
Series 2015, Water System RB	5.00%	12/01/2035	1,165	1,280,719
New Orleans (City of) Aviation Board;
Series 2015 B, RB (a)	5.00%	01/01/2027	1,750	1,973,877
Series 2015 B, RB (a)	5.00%	01/01/2029	1,805	2,017,286
New Orleans (City of) Aviation Board (Parking Facilities Corp. Consolitdated Garage System);
Series 2018 B, Ref. RB (INS -AGM)(b)	5.00%	10/01/2030	350	413,252
St. Tammany (Parish of) Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	1,250	1,329,975
Series 2015, Ref. RB	5.25%	11/15/2029	1,250	1,332,763
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/2030	5,000	5,176,250
				24,684,629

Maine-0.07%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	5.00%	07/01/2019	1,000	1,006,750

Maryland-1.68%
Baltimore (City of); Series 2017, Ref. Convention Center Hotel RB	5.00%	09/01/2033	1,105	1,240,948
Howard (County of) (Downtown Columbia); Series 2017 A, Special Obligation Tax Allocation RB (f)	4.13%	02/15/2034	1,000	996,110
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.00%	01/01/2026	4,500	4,962,330
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community);
Series 2010, RB (c)(e)	5.50%	01/01/2021	1,000	1,067,410
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB (c)(e)	6.00%	07/01/2021	535	586,569
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/2020	3,000	3,005,160
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. Air Cargo RB (a)(f)	4.00%	07/01/2024	1,805	1,891,947
Maryland Economic Development Corp. (Purple Line Light Rail);
Series 2016 D, Private Activity RB (a)	5.00%	03/31/2036	2,600	2,833,922
Series 2016, Private Activity RB (a)	5.00%	09/30/2029	2,100	2,365,902
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB (e)	5.13%	06/01/2020	1,310	1,354,841
Mayor & Council of Rockville (The) (Ingleside at King Farm); Series 2017 C-2, TEMPS-70™ Mandatory Paydown Economic Development RB	3.00%	11/01/2025	2,750	2,702,590
				23,007,729

Massachusetts-0.66%
Massachusetts (State of) Department of Transportation (Contract Assistance); Series 2018 A, Ref.
Sub. Metropolitan Highway Systems RB	5.00%	01/01/2029	495	616,810
Massachusetts (State of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2031	1,530	1,768,420
Series 2019 A, Ref. RB	5.00%	07/01/2032	2,115	2,430,008
Massachusetts (State of) Development Finance Agency (Carleton Willard Village); Series 2010, RB	5.25%	12/01/2025	650	666,425
Massachusetts (State of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB (f)	5.00%	10/01/2037	1,500	1,588,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB (c)(e)	6.70%	10/15/2019	$500	$515,690
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2034	1,000	1,120,610
Massachusetts (State of) Water Resources Authority; Series 2007 B, Ref. General RB (INS - AGM)(b)	5.25%	08/01/2025	300	363,339
				9,070,237

Michigan-3.99%
Charyl Stockwell Academy; Series 2015, Ref. Public School Academy RB	4.88%	10/01/2023	335	335,462
Detroit (City of) Downtown Development Authority;
Series 2018 A, Tax Increment Allocation RB (INS - AGM)(b)	5.00%	07/01/2030	700	767,914
Series 2018 A, Tax Increment Allocation RB (INS - AGM)(b)	5.00%	07/01/2032	2,000	2,180,660
Great Lakes Water Authority; Series 2018 B, Ref. Second Lien Water Supply System RB	5.00%	07/01/2029	3,000	3,692,580
Michigan (State of) Buillding Authority (Facilities Program); Series 2015 I, Ref. RB	5.00%	04/15/2031	5,000	5,812,400
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-2, Ref. Local Government Loan Program RB (INS - AGM)(b)	5.00%	07/01/2026	9,000	10,266,660
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	5,000	5,586,450
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2028	2,000	2,328,680
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,000	5,302,700
Michigan (State of) Finance Authority (Mclaren Health Care); Series 2015 D-2, Ref. Hospital Floating Rate RB (1 mo. USD LIBOR + 0.75%)(c)(d)	2.45%	10/15/2020	2,500	2,510,375
Michigan (State of) Finance Authority (Trinity Health); Series 2015, Hospital Floating Rate RB (1 mo. USD LIBOR + 0.54%)(c)(d)	2.21%	12/01/2020	3,500	3,505,495
Michigan (State of) Finance Authority (Wayne (County of) Criminal Justice Center); Series 2018, Sr. Lien RB	5.00%	11/01/2029	1,500	1,814,115
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	3,000	2,955,750
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	2,075	2,118,596
Summit Academy North;
Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,000	1,001,460
Series 2016, Ref. Public School Academy RB	5.00%	11/01/2031	1,665	1,657,175
Wayne (County of) Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB (a)	5.00%	12/01/2028	2,500	2,745,575
				54,582,047

Minnesota-0.67%
Maple Grove (City of) (Maple Grove Hospital Corp.);
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2031	500	573,350
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2032	1,600	1,821,408
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,750	1,905,015
St. Louis Park (City of), Minnesota (Place Via Sol Project); Series 2018, Ref. RB (c)(f)	6.00%	07/01/2027	1,250	1,258,000
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	280	284,953
Woodbury (City of) Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	2.90%	12/01/2019	455	454,754
Series 2014, RB	3.15%	12/01/2020	620	619,045
Series 2014, RB	3.60%	12/01/2021	225	226,220
Series 2014, RB	4.00%	12/01/2022	490	498,501
Series 2014, RB	4.00%	12/01/2023	300	305,043
Series 2014, RB	4.00%	12/01/2024	175	176,873
Series 2014, RB	5.00%	12/01/2029	1,000	1,036,760
				9,159,922

Mississippi–0.05%
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	625	626,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-2.24%
Boone (County of) (Boone Hospital Center); Series 2016, Ref. Hospital RB	5.00%	08/01/2026	$3,050	$3,382,907
Bridgeton (City of) Industrial Development Authority (Sarah Community);
Series 2013, Ref. RB	4.00%	05/01/2024	500	491,740
Series 2013, Ref. RB	4.50%	05/01/2028	1,500	1,475,610
Cape Girardeau (County of) Industrial Development Authority; Series 2017, Ref. Health Facilities RB	5.00%	03/01/2029	100	113,141
Cape Girardeau (County of) Industrial Development Authority (South Eastern Health); Series 2017, Ref. Health Facilities RB	5.00%	03/01/2036	3,000	3,264,750
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center);
Series 2009 A, Health Facilities RB (c)(e)	5.00%	06/01/2019	525	529,284
Kansas City (City of); Series 2017 C, Ref. Special Obligation RB	5.00%	09/01/2032	1,850	2,139,192
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2023	1,000	1,087,250
Series 2011 A, Ref. RB	5.50%	09/01/2024	2,000	2,171,940
Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,170,920
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.25%	05/15/2032	2,685	2,903,801
Manchester (City of) (Highway 141/Manchester Road); Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/2025	630	628,236
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Service); Series A, RB	5.00%	02/01/2029	1,100	1,218,877
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016 B, Ref. Senior Living Facilities RB	5.00%	02/01/2032	1,000	1,075,200
Series 2016, Ref. Senior Living Facilities RB	5.00%	02/01/2033	1,305	1,398,986
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. Power Project RB	5.00%	01/01/2029	2,000	2,247,040
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. Power Project RB	5.00%	06/01/2027	1,500	1,746,255
Series 2015 A, Ref. Power Project RB	5.00%	12/01/2027	640	743,846
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	4.50%	09/01/2023	340	352,101
Series 2012, Senior Living Facilities RB	5.00%	09/01/2032	1,490	1,539,081
				30,680,157

Nebraska-1.59%
Central Plains Energy Project; Series 2014, Gas Supply RB (c)	5.00%	12/01/2019	3,445	3,517,518
Central Plains Energy Project (No. 3);
Series 2012, Gas RB (k)	5.00%	09/01/2032	5,000	5,368,650
Series 2012, Gas RB (k)	5.25%	09/01/2037	5,000	5,411,700
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center);
Series 2012, Ref. RB	4.00%	11/01/2022	720	755,071
Series 2012, Ref. RB	5.00%	11/01/2023	500	536,615
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (c)(e)	5.13%	04/01/2019	560	561,523
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,614,450
				21,765,527

Nevada-0.55%
Carson City (City of) (Carson-Tahoe Regional Medical Center); Series 2012, Ref. Hospital RB	5.00%	09/01/2027	1,000	1,084,420
Clark (County of) (Special Improvement District No. 159);
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2026	150	158,053
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2029	1,370	1,423,951
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2031	1,510	1,561,763
Series 2015, Local Improvement Special Assessment RB	5.00%	08/01/2032	370	381,433
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/2024	1,800	1,827,792
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB (c)(e)	7.00%	06/15/2019	1,000	1,014,900
				7,452,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire-0.12%
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire
University); Series 2012, RB	5.00%	01/01/2027	$1,500	$1,620,330

New Jersey-6.72%
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR (a)	5.00%	12/01/2024	4,000	4,241,040
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB (INS - NATL)(b)(h)(l)	5.50%	09/01/2022	7,500	8,284,275
Series 2012, Ref. RB	5.00%	06/15/2023	2,000	2,160,460
Series 2012, Ref. RB	5.00%	06/15/2025	3,050	3,277,134
Series 2017 A, Ref. Motor Vehicle Surcharge Sub. RB (INS-BAM)(b)	5.00%	07/01/2028	5,035	5,809,131
Series 2017 DDD, RB	5.00%	06/15/2031	3,670	4,001,768
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.); Series 2012 C, RB	5.00%	07/01/2022	1,095	1,094,255
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2032	475	437,128
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB (a)	5.00%	07/01/2021	425	450,623
Series 2013, Private Activity RB (a)	5.50%	01/01/2026	1,390	1,571,631
Series 2013, Private Activity RB (a)	5.50%	01/01/2027	2,130	2,398,018
Series 2013, Private Activity RB (a)	5.00%	01/01/2028	1,000	1,097,190
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group);
Series 2011, Ref. RB	5.00%	07/01/2025	1,500	1,652,715
Series 2011, Ref. RB	5.00%	07/01/2027	2,000	2,196,840
New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System);
Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,401,540
Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,160,290
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.);
Series 2004 A, Ref. RB (e)	5.25%	07/01/2020	1,000	1,047,370
New Jersey (State of) Higher Education Student Assistance Authority; Series 2018 B, Ref. Sr. Student Loan RB (a)	5.00%	12/01/2025	2,250	2,590,673
New Jersey (State of) Transportation Trust Fund Authority;
Series 2010 D, Transportation System RB	5.25%	12/15/2023	4,000	4,489,040
Series 2013 AA, Transportation Program RB	5.00%	06/15/2021	5,270	5,590,680
Series 2014, Transportation Program Floating Rate RN (SIFMA Municipal Swap Index + 1.00%)(c)(d)	2.74%	12/15/2019	2,500	2,503,050
Series 2018 A, Ref. Federal Highway Reimbursement RN	5.00%	06/15/2023	2,500	2,764,000
Series 2018 A, Ref. Federal Highway Reimbursement RN (h)(l)	5.00%	06/15/2029	4,500	5,062,500
Series 2018 A, Ref. Federal Highway Reimbursement RN (h)	5.00%	06/15/2030	2,000	2,234,240
Series 2018 A, Ref. RB	5.00%	12/15/2032	5,000	5,504,700
North Hudson Sewerage Authority;
Series 2012 A, Sr. Lien Gross Revenue Lease Ctfs. (c)(e)	5.00%	06/01/2022	90	99,296
Series 2012 A, Sr. Lien Gross Revenue Lease Ctfs.	5.00%	06/01/2024	515	561,592
Salem (County of) Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR (a)	5.00%	12/01/2023	5,000	5,297,900
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2029	2,500	2,909,600
Series 2018 A, Ref. RB	5.00%	06/01/2030	5,000	5,766,800
Series 2018 A, Ref. RB	5.00%	06/01/2031	3,750	4,289,625
				91,945,104

New Mexico-0.97%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. Floating Rate PCR (c)	5.20%	06/01/2020	1,700	1,751,272
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group);
Series 2013, First Mortgage RB	4.00%	07/01/2022	1,375	1,400,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Mexico-(continued)

New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	5.00%	07/01/2019	$140	$141,169
New Mexico (State of) Municipal Energy Acquisition Authority; Subseries 2014 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.75%)(c)(d)	2.42%	08/01/2019	10,000	10,002,100
				13,294,868

New York-7.75%

Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB (e)	5.75%	07/15/2019	290	294,512
Series 2009, PILOT RB	5.75%	07/15/2019	710	719,684
Build NYC Resource Corp. (Pratt Paper Inc.);
Series 2014, Ref. Waste Disposal RB (a)(f)	3.75%	01/01/2020	375	378,278
Series 2014, Ref. Waste Disposal RB (a)(f)	4.50%	01/01/2025	1,000	1,085,870
Long Island (City of) Power Authority; Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,500,400
Metropolitan Transportation Authority;
Subseries 2012 A-2, Transportation Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(c)(d)	2.32%	06/01/2019	5,000	5,002,950
Subseries 2012 G-4, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.55%)(c)(d)	2.22%	11/01/2022	2,985	2,981,239
Subseries 2014 D-2, Floating Rate RB (SIFMA Municipal Swap Index + 0.45%)(c)(d)	2.19%	11/15/2022	3,500	3,464,335
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. CAB RB (g)	0.00%	11/15/2029	1,000	712,410
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed Conv. CAB RB (i)	5.25%	06/01/2026	2,100	2,100,336
New York & New Jersey (States of) Port Authority;
Two Hundred Second Series 2017, Ref. Consolidated RB (a)	5.00%	10/15/2035	3,000	3,412,620
Two Hundred Seventh Series 2018, Ref. Consolidated RB (a)(h)	5.00%	09/15/2028	9,000	10,841,580
New York (City of);
Series 2016 E, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2027	5,000	5,991,650
Subseries 2015 F-5, VRD Unlimited Tax GO Bonds (m)	1.55%	06/01/2044	3,000	3,000,000
New York (City of) Transitional Finance Authority; Series 2018 S-2A, Ref. Building Aid RB	5.00%	07/15/2034	5,000	5,900,050
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2028	1,755	2,092,241
Series 2018 A, Ref. RB	5.00%	08/01/2030	2,420	2,834,473
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB (f)	5.00%	12/01/2033	2,000	2,239,640
Series 2017, Ref. RB (f)	5.00%	12/01/2034	1,000	1,115,540
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2030	500	606,415
Series 2018 L, Ref. RB	5.00%	01/01/2031	1,000	1,203,420
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB (a)	5.00%	08/01/2026	5,000	5,238,250
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, Special Facilities RB (a)	5.00%	01/01/2029	10,545	12,266,155
Series 2018, Special Facilities RB (a)	5.00%	01/01/2032	5,000	5,704,400
Series 2018, Special Facilities RB (a)	5.00%	01/01/2036	2,500	2,801,900
Niagara Falls (City of); Series 1994, Public Improvement Unlimited Tax GO Bonds (INS -NATL)(b)	6.90%	03/01/2020	5	5,019
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB (c)(e)	4.63%	07/01/2019	1,000	1,009,940
Rockland Tobacco Asset Securitization Corp.; Series 2001, Tobacco Settlement Asset-Backed RB	5.63%	08/15/2035	3,415	3,501,126
Syracuse (City of) Industrial Development Agency (Carousel Center); Series 2016 A, Ref. PILOT RB (a)	5.00%	01/01/2032	1,250	1,368,638
Triborough Bridge & Tunnel Authority; Subseries 2016 B-4A, Ref. General Floating Rate RB (1 mo. USD LIBOR + 0.70%)(c)(d)	2.37%	02/01/2021	5,500	5,548,565
Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels); Series 2018 D, General Floating Rate RB (1 mo. USD SOFR + 0.50%)(c)(d)	2.10%	10/01/2020	3,000	3,003,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York-(continued)
TSASC, Inc.;
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2033	$1,500	$1,666,605
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2034	1,000	1,105,030
Series 2017 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2032	2,000	2,231,260
				105,927,861

North Carolina-1.64%
Charlotte (City of) & Mecklenburg (County of) Hospital Authority (Carolinas HealthCare System);
Series 2018 E, Ref. Health Care System RB	2.19%	12/01/2021	3,000	2,996,490
Charlotte (City of) (Charlotte Douglas International Airport);
Series 2017 A, Airport RB	5.00%	07/01/2034	750	879,120
Series 2017 A, Airport RB	5.00%	07/01/2035	1,000	1,166,810
New Hanover (County of) (New Hanover Regional Medical Center); Series 2017, Ref. RB	5.00%	10/01/2027	1,100	1,320,605
New Hanover (County of) North Carolina (New Hanover Regional Medical Center); Series 2017, Hospital RB	5.00%	10/01/2034	1,000	1,134,650
North Carolina (State of) Department of Transportation (I-77 HOT Lanes);
Series 2015, RB (a)	5.00%	06/30/2026	1,700	1,875,865
Series 2015, RB (a)	5.00%	06/30/2027	1,215	1,332,672
Series 2015, RB (a)	5.00%	06/30/2029	1,340	1,457,009
Series 2015, RB (a)	5.00%	06/30/2030	1,405	1,522,711
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/2024	1,340	1,392,260
North Carolina (State of) Municipal Power Agency #1 (Catawba); Series 2015 A, Ref. Electric RB	5.00%	01/01/2028	5,000	5,876,450
North Carolina (State of) Turnpike Authority; Series 2017, Ref. Sr. Lien Triangle Expressway System RB (INS -AGM)(b)	5.00%	01/01/2031	1,250	1,444,350
				22,398,992

North Dakota-0.26%
Burleigh (County of) (University of Mary);
Series 2016, Education Facilities RB	4.38%	04/15/2026	755	763,630
Series 2016, Education Facilities RB	5.10%	04/15/2036	2,815	2,844,951
				3,608,581

Ohio-2.76%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	415	404,559
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/2021	1,250	1,328,663
American Municipal Power, Inc. (Combined Hydroelectric); Series 2018 A, RB (c)	2.25%	08/15/2021	1,500	1,505,595
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	4,000	3,755,000
Centerville (City of) (Graceworks Lutheran Services); Series 2017, Ref. Health Care RB	5.25%	11/01/2037	2,195	2,300,601
Cleveland (City of); Series 2012 A, Ref. Airport System RB	5.00%	01/01/2027	2,750	2,969,807
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A,
Ref. & Improvement Lease RB	5.75%	01/01/2024	805	830,188
Cuyahoga (County of) (Metrohealth System);
Series 2017, Ref. Hospital RB	5.00%	02/15/2031	1,750	1,923,425
Series 2017, Ref. Hospital RB	5.00%	02/15/2032	3,980	4,354,438
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/2033	1,000	1,000,310
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	3,385	3,731,455
Hamilton (County of); Series 2016 A, Ref. Sales Tax RB	5.00%	12/01/2027	3,410	4,171,112
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/2023	1,500	1,654,845
Hamilton (County of) (Life Enriching Communities); Series 2012, Health Care RB	5.00%	01/01/2032	750	777,930
Lancaster Port Authority; Series 2014, Ref. Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.72%)(c)(d)	2.39%	08/01/2019	2,000	2,000,360
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.00%	04/01/2020	270	275,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)

Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2033	$1,240	$1,288,199
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (a)	5.00%	12/31/2025	1,300	1,445,496
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB (a)(f)	3.75%	01/15/2028	2,000	2,044,940
				37,762,758

Oklahoma-0.65%

Comanche (County of) Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2023	2,815	3,036,709
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB (n)	4.75%	11/01/2023	1,280	492,800
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (a)(c)	5.00%	06/01/2025	5,000	5,411,300
				8,940,809

Oregon-0.49%

Portland (Port of); Series 2017 24-B, Airport RB (a)	5.00%	07/01/2035	3,255	3,687,850
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.00%	05/15/2022	820	887,847
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB (c)(e)	5.00%	10/01/2021	2,000	2,168,200
				6,743,897

Pennsylvania-6.18%

Allegheny (County of) Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2032	2,000	2,292,720
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.00%	09/01/2021	315	315,605
Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2018, Tax RB (f)	5.00%	05/01/2033	2,045	2,241,504
Commonwealth Financing Authority;
Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2030	5,500	6,410,690
Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2031	2,000	2,310,560
Cumberland (County of) Municipal Authority (Asbury Obligated Group);
Series 2012, Ref. RB	5.00%	01/01/2022	945	986,391
Series 2012, Ref. RB	5.25%	01/01/2027	1,275	1,326,790
Franklin (County of) Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2029	1,000	1,083,340
Series 2018, Ref. RB	5.00%	12/01/2031	1,005	1,074,305
Series 2018, Ref. RB	5.00%	12/01/2033	750	794,123
Geisinger Authority (Geisinger Health System); Series 2011 B, Health System RB	1.55%	03/05/2019	3,000	3,000,000
Girard School District; Series 1992 B, Unlimited Tax CAB GO Bonds (INS -NATL)(b)(g)	0.00%	10/01/2019	250	246,848
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.25%	07/01/2020	1,390	1,397,200
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2030	3,500	4,133,500
Series 2018 C, Floating Rate RB (SIFMA Municipal Swap Index + 0.72%)(c)(d)	2.46%	09/01/2023	2,800	2,801,820
Montgomery (County of) Industrial Development Authority (ACTS Retirement Life Communities);
Series 2012, Ref. RB	5.00%	11/15/2029	1,045	1,108,379
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community);
Series 2012, Ref. RB	5.00%	11/15/2025	2,000	2,148,880
Montgomery (County of) Industrial Development Authority (PECO Energy Company); Series 1999, Ref. RB (a)(c)	2.70%	04/01/2020	4,380	4,377,635
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.);
Series 2012, RB	5.00%	07/01/2027	1,500	1,541,475
Pennsylvania (Commonwealth of);
First Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2026	5,400	6,362,118
Series 2018 A, Ref. COP	5.00%	07/01/2029	300	351,315
Series 2018 A, Ref. COP	5.00%	07/01/2030	375	435,510
Series 2018 A, Ref. COP	5.00%	07/01/2031	425	489,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB (a)	5.00%	12/31/2027	$5,965	$6,791,033
Series 2015, RB (a)	5.00%	12/31/2034	2,630	2,887,056
Pennsylvania (State of) Turnpike Commission;
Series 2013 B, Floating Rate RB (SIFMA Municipal Swap Index + 1.15%)(d)	2.89%	12/01/2019	2,000	2,003,560
Series 2014 B-1, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.98%)(d)	2.72%	12/01/2021	5,000	5,050,250
Pennsylvania Turnpike Commission; Subseries 2017, Sub. Ref. RB	5.00%	12/01/2031	4,075	4,659,640
Philadelphia (City of) Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,138,130
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,134,350
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Temple University Health System);
Series 2017, Ref. RB	5.00%	07/01/2027	3,480	3,959,266
Series 2017, Ref. RB	5.00%	07/01/2029	2,295	2,558,351
Philadelphia (City of) Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2035	3,000	3,370,440
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS -NATL)(b)	5.00%	06/01/2025	2,400	2,754,720
Washington (County of) Industrial Development Authority (Washington Jefferson College);
Series 2010, College RB (c)(e)	5.00%	05/01/2020	1,000	1,039,200
				84,576,487

Puerto Rico-0.92%
Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	2,745	2,771,544
Puerto Rico (Commonwealth of);
Series 2001 A, Public Improvement Unlimited Tax GO Bonds (INS -NATL)(b)	5.50%	07/01/2029	1,570	1,709,950
Series 2006 A, Public Improvement Unlimited Tax GO Bonds (INS -AGC) (CPI RATE + 1.02%)(b)(d)	3.48%	07/01/2020	1,060	1,060,551
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 CC, Ref. Transportation RB (INS -AGM)(b)	5.50%	07/01/2030	2,535	2,882,321
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, CAB RB (g)	0.00%	07/01/2027	5,700	4,142,760
				12,567,126

Rhode Island-0.85%
Rhode Island Health & Educational Building Corp. (University of Rhode Island -Auxiliary Enterprise);
Series 2013 C, Ref. Higher Education Facility RB	5.00%	09/15/2022	1,000	1,105,620
Tobacco Settlement Financing Corp.;
Series 2015 A, Asset-Backed RB	5.00%	06/01/2035	5,000	5,273,450
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,375	1,523,803
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	988,821
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,171,962
Series 2015 B, Ref. RB	2.25%	06/01/2041	1,530	1,531,346
				11,595,002

South Carolina-0.96%
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/2026	4,650	5,051,713
Piedmont Municipal Power Agency; Series 2009 A-4, Ref. Electric RB	5.00%	01/01/2021	2,000	2,050,460
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, Health Facilities RB	5.00%	05/01/2023	1,000	1,049,240
Series 2013, Health Facilities RB	5.00%	05/01/2028	1,250	1,281,013
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2013 A, Ref. Hospital RB (c)(e)	5.25%	08/01/2023	3,215	3,694,774
				13,127,200

South Dakota-0.09%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB (c)(e)	5.00%	09/01/2020	1,105	1,158,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee-1.54%
Bristol (City of) Industrial Development Board (Pinnacle); Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	$850	$849,770
Greeneville (Town of) Health & Educational Facilities Board (Ballad Health Obligation Group);
Series 2018 A, Ref. Hospital RB	5.00%	07/01/2034	3,000	3,221,550
Series 2018 A, Ref. Hospital RB	5.00%	07/01/2035	2,500	2,844,150
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2019	770	776,530
Series 2012, Ref. & Improvement RB	5.00%	07/01/2022	500	533,050
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2031	1,000	1,132,460
Series 2016 A, RB	5.00%	07/01/2035	2,000	2,232,720
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare);
Series 2017 A, RB	5.00%	05/01/2031	1,185	1,385,964
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.);
Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/2029	650	672,555
Tennessee Energy Acquisition Corp.;
Series 2006 C, Gas RB	5.00%	02/01/2023	1,360	1,484,753
Series 2006 C, Gas RB	5.00%	02/01/2024	3,225	3,569,075
Series 2006 C, Gas RB	5.00%	02/01/2027	150	171,389
Series 2018, Gas RB (c)	4.00%	11/01/2025	2,000	2,119,280
				20,993,246

Texas-9.36%
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, Education RB	5.88%	03/01/2024	300	303,027
Series 2014 A, Education RB	6.63%	03/01/2029	1,000	1,022,730
Austin (City of); Series 2009 A, Ref. Water & Wastewater System RB (c)(e)	5.00%	11/15/2019	1,500	1,535,506
Austin Convention Enterprises, Inc.;
Series 2017, Ref. First Tier Convention Center RB	5.00%	01/01/2033	1,200	1,347,540
Series 2017, Ref. Sub. Second Tier Convention Center RB	5.00%	01/01/2032	500	547,345
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 A, RB	5.50%	04/01/2023	1,670	1,731,706
Series 2005 A, RB	5.50%	04/01/2025	1,610	1,669,377
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/2033	1,250	1,409,613
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, Education RB	5.13%	08/15/2030	3,000	3,055,110
Series 2018 D, Education RB	5.75%	08/15/2033	5,000	5,198,750
Dallas-Fort Worth (Cities of) International Airport; Series 2014 A, Ref. RB (a)	5.25%	11/01/2026	2,000	2,252,440
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2022	150	161,982
Series 2014 A, Ref. RB	5.00%	09/01/2023	150	164,958
Series 2014 A, Ref. RB	5.00%	09/01/2024	265	294,987
Series 2014 A, Ref. RB	5.25%	09/01/2029	1,000	1,107,650
Dickinson Independent School District; Series 2000, Ref. Unlimited Tax General Obligation Bonds (CEP-Texas Permanent School Fund)	6.00%	02/15/2028	2,000	2,436,260
Greenville (City of);
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/2025	2,355	2,360,652
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/2026	2,475	2,480,890
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB (m)	1.45%	03/05/2019	10,300	10,300,000
Gulf Coast Waste Disposal Authority;
Series 2013, Bayport Area System RB (INS -AGM)(b)	5.00%	10/01/2021	1,250	1,346,613
Series 2013, Bayport Area System RB (INS -AGM)(b)	5.00%	10/01/2023	2,610	2,892,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.);
Series 2013 A, First Mortgage RB	4.00%	01/01/2023	$1,300	$1,331,460
Series 2013 A, First Mortgage RB	5.00%	01/01/2033	1,090	1,128,248
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 B, Ref. Hospital Floating Rate RB (SIFMA Municipal Swap Index + 0.75%)(d)	2.49%	06/01/2020	2,000	2,010,020
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital); Series 2015,
Floating Rate RB (1 mo. USD LIBOR + 0.85%)(c)(d)	2.54%	06/01/2020	5,000	5,023,750
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,582,575
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB (c)(e)	5.00%	12/01/2019	2,500	2,562,925
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/2023	410	410,820
Houston (City of);
Series 2011 A, Ref. Sub. Lien Airport System RB (a)	5.00%	07/01/2025	1,000	1,065,280
Series 2018 C, Ref. First Lien Combined Utility System Floating Rate RB (1 mo. USD LIBOR + 0.36%)(c)(d)	2.11%	08/01/2021	2,000	1,993,500
Houston (City of) Airport System (United Airlines, Inc. Airport Improvement); Series 2015 C, Ref. RB (a)	5.00%	07/15/2020	5,000	5,156,550
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB (e)	5.88%	05/15/2021	390	407,573
Series 2012 A, RB	4.00%	02/15/2022	260	268,421
Katy (City of) Independent School District; Series 2015 C, Ref. Unlimited Tax GO Floating Rate Bonds (CEP -Texas Permanent School Fund) (1 mo. USD LIBOR + 0.55%)(c)(d)	2.22%	08/15/2019	8,000	8,000,960
Lower Neches Valley Authority Industrial Development Corp. (Exxonmobil); Series 2010, VRD RB (m)	1.50%	11/01/2038	3,200	3,200,000
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.); Series 2014, Ref. RB	5.00%	02/15/2024	350	365,880
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.25%	01/01/2033	1,600	1,734,672
New Hope Cultural Education Facilities Corp. (Presbyterian Village North);
Series 2018, Ref. Retirement Facility RB	5.00%	10/01/2029	2,105	2,164,614
Series 2018, Ref. Retirement Facility RB	5.00%	10/01/2030	2,210	2,263,990
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.);
Series 2014, Retirement Facilities RB	5.25%	01/01/2029	1,500	1,574,220
Series 2014, Retirement Facilities RB	5.50%	01/01/2035	1,400	1,476,076
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 B-1, TEMPS 80SM RB	3.25%	11/15/2022	1,000	983,190
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/2029	620	664,969
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, Education RB (f)	4.63%	08/15/2025	1,000	1,039,800
North Texas Tollway Authority;
Series 2014 C, Ref. First Tier Floating Rate RB (SIFMA Municipal Swap Index + 0.67%)(c)(d)	2.41%	01/01/2020	5,000	4,997,750
Series 2017 B, Ref. Second Tier System RB (INS -AGM)(b)	4.00%	01/01/2034	750	791,730
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB (a)(c)(f)	7.25%	02/13/2020	2,000	2,061,860
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas, LLC); Series 2016 A, Education RB	5.00%	08/15/2036	1,960	1,978,777
SA Energy Acquisition Public Facility Corp.; Series 2007, Gas Supply RB	5.50%	08/01/2021	1,475	1,580,005
Tarrant County Cultural Education Facilities Finance Corp. (SQLC Senior Living Center at Corpus Christi, Inc.-Mirador); Series 2017 A, Retirement Facility RB (n)	4.13%	11/15/2028	2,680	1,346,191
Temple (City of); Series 2018 A, Incremental RB (f)	5.00%	08/01/2038	4,000	4,204,000
Texas (State of) Transportation Commission;
Series 2019, First Tier Toll CAB RB (g)	0.00%	08/01/2034	1,400	739,802
Series 2019, First Tier Toll CAB RB (g)	0.00%	08/01/2035	1,250	618,200
Series 2019, First Tier Toll CAB RB (g)	0.00%	08/01/2036	1,000	467,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. Sub. RB	5.00%	08/15/2033	$5,000	$5,429,050
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	2,790	3,227,500
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2021	2,600	2,787,148
Series 2012, Gas Supply RB	5.00%	12/15/2022	500	546,360
Series 2012, Gas Supply RB	5.00%	12/15/2023	3,950	4,344,644
Series 2012, Gas Supply RB	5.00%	12/15/2028	1,775	1,926,975
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools);
Series 2012 A, Education RB	4.63%	08/15/2022	330	340,507
Series 2012 A, Education RB	5.00%	08/15/2027	585	600,971
				128,018,680

Utah-0.37%
Salt Lake City (City of); Series 2017 A, Airport RB (a)	5.00%	07/01/2034	3,500	3,995,915
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy); Series 2010, Charter School RB	6.38%	07/15/2040	1,000	1,036,020
				5,031,935

Virgin Islands-0.21%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	2,950	2,891,000

Virginia-0.88%
Dulles Town Center Community Development Authority (Dulles Town Center);
Series 2012, Ref. Special Assessment RB	5.00%	03/01/2022	1,100	1,144,253
Series 2012, Ref. Special Assessment RB	5.00%	03/01/2021	1,395	1,438,176
Series 2012, Ref. Special Assessment RB	4.25%	03/01/2026	700	697,067
Fairfax (County of) Economic Development Authority (Vinson Hall, LLC); Series 2013 A, Residential Care Facility RB	4.00%	12/01/2022	695	713,056
Virginia (State of) Small Business Financing Authority (95 Express Lanes, LLC); Series 2017, Sr. Lien RB (a)	5.00%	07/01/2034	5,000	5,250,700
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB (a)	5.00%	01/01/2027	2,500	2,659,450
Washington (County of) Industrial Development Authority (Mountain States Health Alliance);
Series 2009 C, Hospital Facility RB (e)	7.25%	07/01/2019	145	147,620
				12,050,322

Washington-2.14%
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB (a)	5.50%	07/01/2025	1,000	1,077,990
FYI Properties (Washington State District); Series 2009, Lease RB	5.25%	06/01/2026	2,000	2,017,760
Seattle (City of); Series 2018 C-2, Ref. Municipal Light & Power Floating Rate RB (SIFMA Municipal
Swap Index + 0.49%)(c)(d)	2.23%	11/01/2023	1,160	1,161,148
Seattle (Port of); Series 2016 B, First Lien RB (a)	5.00%	10/01/2028	3,730	4,322,324
Seattle (Port of) (SEATAC Fuel Facilities LLC);
Series 2013, Ref. Special Facility RB (a)	5.00%	06/01/2021	650	694,207
Series 2013, Ref. Special Facility RB (a)	5.00%	06/01/2024	1,560	1,734,127
Tes Properties; Series 2009, RB (c)(e)	5.00%	06/01/2019	1,000	1,008,410
Washington (State of) Convention Center Public Facilities District; Series 2018, Tax RB	5.00%	07/01/2031	2,425	2,854,953
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013,
Floating Rate RB (SIFMA Municipal Swap Index + 1.40%)(c)(d)	3.14%	01/01/2025	3,350	3,407,084
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2027	500	563,980
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center);
Series 2017, RB	5.00%	08/15/2032	1,500	1,663,695
Series 2017, RB	5.00%	08/15/2037	1,360	1,467,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Intermediate Term Municipal Income Fund

Interest Rate	Maturity Date	Principal Amount (000)	Value

Washington-(continued)
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB (c)(e)	5.13%	10/01/2019	$1,500	$1,529,430
Washington (State of) Housing Finance Commission (Bayview Manor Senior); Series 2016 A, Ref. RB (f)	5.00%	07/01/2031	1,350	1,408,766
Washington (State of) Housing Finance Commission (The Heathstone); Series 2018 A, Ref. Non-Profit RB (f)	5.00%	07/01/2038	830	849,198
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.00%	06/01/2022	3,260	3,524,842
				29,285,680

West Virginia-0.35%
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity
Development District); Series 2017 A, Ref. Excise Tax & Improvement RB (f)	5.50%	06/01/2037	2,000	2,050,400
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, Solid Waste Disposal Facilities RB (a)(f)	6.75%	02/01/2026	2,000	1,929,440
Series 2018, Solid Waste Disposal Facilities RB (a)(f)	8.75%	02/01/2036	640	644,089
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.00%	10/01/2020	240	179,854
				4,803,783

Wisconsin-2.64%
Milwaukee (County of);
Series 2010 B, Ref. Airport RB (a)	5.00%	12/01/2022	1,250	1,276,500
Series 2010 B, Ref. Airport RB (a)	5.00%	12/01/2023	1,000	1,021,050
Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation Grant RB (f)	6.25%	08/01/2027	5,000	5,413,800
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB (a)	5.38%	11/01/2021	1,370	1,373,754
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2030	1,560	1,665,768
Series 2017, Ref. RB	5.00%	06/01/2032	1,720	1,814,944
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/2025	2,450	2,650,827
Series 2012, RB	5.00%	06/01/2026	1,000	1,080,340
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB (f)	5.00%	06/01/2025	1,000	1,050,750
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada); Series 2015, RB (n)	5.50%	12/01/2035	1,875	1,312,500
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, Sr. RB (f)	6.25%	01/01/2038	3,250	3,365,732
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref.
TEMPS 85SM Senior Living RB (f)	3.95%	11/15/2024	1,000	1,004,610
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	4,000	4,288,480
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.00%	04/01/2022	595	618,979
Series 2015, Ref. RB	5.00%	04/01/2025	1,340	1,411,770
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB (f)	4.13%	12/01/2024	2,900	2,964,525
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2032	3,700	3,802,083
				36,116,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming-0.13%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. Power Supply RB (INS -BAM)(b)	5.00%	01/01/2031	$1,500	$1,726,395
TOTAL INVESTMENTS IN SECURITIES(o) -102.38% (Cost $1,365,824,002)				1,400,128,192
FLOATING RATE NOTE OBLIGATIONS-(3.00)%
Notes with interest and fee rates ranging from 2.26% to 2.36% at 02/28/2019 and contractual maturities of collateral ranging from 09/01/2022 to 06/01/2032 (See Note 1J)(p)				(41,050,000)
OTHER ASSETS LESS LIABILITIES-0.62%				8,487,119
NET ASSETS -100.00%				$1,367,565,311

Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
BAM	- Build America Mutual Assurance Co.
CAB	- Capital Appreciation Bonds
CEP	- Credit Enhancement Provider
Conv.	- Convertible
COP	- Certificates of Participation
CPI	- Consumer Price Index
Ctfs.	- Certificates
GO	- General Obligation
INS	- Insurer
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
MFH	- Multi-Family Housing
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
PILOT	- Payment-in-Lieu-of-Tax
RAB	- Revenue Anticipation Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
Sec.	- Secured
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
Sr.	- Senior
Sub.	- Subordinated
TEMPS	- Tax-Exempt Mandatory Paydown Securities
USD	- U.S. Dollar
VRD	- Variable Rate Demand
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Intermediate Term Municipal Income Fund

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $91,896,954, which represented 6.72% of the Fund’s Net Assets.

(g)	Zero coupon bond issued at a discount.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note1J.
(i)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)	Security subject to crossover refunding.
(l)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $8,000,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(m)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(n)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2019 was $3,151,491, which represented less than 1% of the Fund’s Net Assets.

(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2019. At February 28, 2019, the Fund’s investments with a value of $69,960,007 are held by TOB Trusts and serve as collateral for the $41,050,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 10 Year Notes	426	June-2019	$(51,972,000)	$153,094	$153,094

(a)	Futures contracts collateralized by $520,000 held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $1,365,824,002)	$1,400,128,192
Other investments:
Variation margin receivable - futures contracts	93,187
Deposits with brokers:
Cash collateral - exchange-traded futures contracts	520,000
Receivable for:
Investments sold	615,408
Fund shares sold	2,924,740
Fund expenses absorbed	78,380
Interest	14,764,429
Investment for trustee deferred compensation and retirement plans	90,598
Other assets	7,320
Total assets	1,419,222,254

Liabilities:
Floating rate note obligations	41,050,000
Payable for:
Investments purchased	7,591,545
Dividends	926,023
Fund shares reacquired	1,197,216
Amount due custodian	231,190
Accrued fees to affiliates	434,844
Accrued trustees’ and officers’ fees and benefits	5,543
Accrued other operating expenses	116,961
Trustee deferred compensation and retirement plans	103,621
Total liabilities	51,656,943
Net assets applicable to shares outstanding	$1,367,565,311

Net assets consist of:
Shares of beneficial interest	$1,355,130,878
Distributable earnings	12,434,433
$1,367,565,311

Net Assets:
Class A	$848,115,898
Class C	$106,165,544
Class Y	$413,273,842
Class R6	$10,027

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	76,934,831
Class C	9,659,167
Class Y	37,516,386
Class R6	911

Class A:
Net asset value per share	$11.02
Maximum offering price per share (Net asset value of $11.02 ÷ 97.50%)	$11.30

Class C:
Net asset value and offering price per share	$10.99

Class Y:
Net asset value and offering price per share	$11.02

Class R6:
Net asset value and offering price per share	$11.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$50,189,332

Expenses:
Advisory fees	6,301,207
Administrative services fees	303,206
Custodian fees	17,243
Distribution fees:
Class A	1,914,337
Class C	2,056,277
Interest, facilities and maintenance fees	543,616
Transfer agent fees - A, C and Y	1,179,520
Transfer agent fees - R6	10
Trustees’ and officers’ fees and benefits	38,299
Registration and filing fees	221,966
Reports to shareholders	101,170
Professional services fees	79,055
Other	150,775
Total expenses	12,906,681
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(459,085)
Net expenses	12,447,596
Net investment income	37,741,736

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(172,062))	(3,585,643)
Futures contracts	(757,276)
(4,342,919)
Change in net unrealized appreciation (depreciation) of:
Investment securities	8,686,615
Futures contracts	153,094
8,839,709
Net realized and unrealized gain	4,496,790
Net increase in net assets resulting from operations	$42,238,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:
Net investment income	$37,741,736	$34,561,482

Net realized gain (loss)	(4,342,919)	(3,652,141)
Change in net unrealized appreciation	8,839,709	3,687,642
Net increase in net assets resulting from operations	42,238,526	34,596,983

Distributions to shareholders from distributable earnings(1):
Class A	(21,992,216)	(20,449,571)
Class B	-	(51,650)
Class C	(4,350,818)	(4,802,778)
Class Y	(11,651,405)	(9,433,699)
Class R6	(312)	(285)
Total distributions to shareholders from distributable earnings	(37,994,751)	(34,737,983)

Share transactions-net:
Class A	78,379,131	65,810,167
Class B	-	(2,779,567)
Class C	(130,236,175)	1,497,230
Class Y	77,124,676	63,080,134
Class R6	-	10,000
Net increase in net assets resulting from share transactions	25,267,632	127,617,964
Net increase in net assets	29,511,407	127,476,964

Net assets:
Beginning of year	1,338,053,904	1,210,576,940
End of year	$1,367,565,311	$1,338,053,904

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Intermediate Term Municipal Income Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”) The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

35	Invesco Intermediate Term Municipal Income Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to

36	Invesco Intermediate Term Municipal Income Fund

the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees thefutures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

37	Invesco Intermediate Term Municipal Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $ 500 million	0.50%
Over $500 million	0.45%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.84%, 1.59%, 0.59% and 0.59%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 28, 2019, the Adviser waived advisory fees of $8,943 and reimbursed class level expenses of $256,024, $68,752, $124,827 and $4 of Class A, Class C, Class Y and Class R6 Shares,, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees. Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $117,463 in front-end sales commissions from the sale of Class A shares and $73,993 and $2,403 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

38	Invesco Intermediate Term Municipal Income Fund

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$1,400,128,192	$–	$1,400,128,192
Other Investments - Assets*
Futures Contracts	153,094	–	–	153,094
Total Investments	$153,094	$1,400,128,192	$–	$1,400,281,286

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts – Exchange-Traded	$153,094
Derivatives not subject to master netting agreements	(153,094)
Total Derivative Assets subject to master netting agreements	$-

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest Rate Risk
Realized (Loss):
Futures contracts	$(757,276)
Change in Net Unrealized Appreciation:
Futures contracts	153,094
Total	$(604,182)

The table below summarizes the eight month average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$36,646,404

39	Invesco Intermediate Term Municipal Income Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $535.

NOTE 6–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Fund engaged in securities purchases of $96,111,292 and securities sales of $141,890,077, which resulted in net realized gains (losses) of $(172,062).

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2019 were $37,149,615 and 1.46%, respectively.
NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income -Tax-Exempt	$37,994,751	$34,737,983

Tax Components of Net Assets at Period-End:
		2019
Undistributed Tax-Exempt Income		$2,674,898
Net unrealized appreciation - investments		34,874,502
Unrealized appreciation (depreciation) - other investments		(1,014)
Temporary book/tax differences		(90,313)
Capital loss carryforward		(25,023,640)
Shares of beneficial interest		1,355,130,878
Total net assets		$1,367,565,311

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to TOBS accretion of bond discount and defaulted bonds and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

40	Invesco Intermediate Term Municipal Income Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$18,481,645	$6,541,995	$25,023,640

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $395,239,066 and $357,079,852, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis
Aggregate unrealized appreciation of investments	$39,262,549
Aggregate unrealized (depreciation) of investments	(4,388,047)
Net unrealized appreciation of investments	$34,874,502

Cost of investments for tax purposes is $1,365,406,784.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward, on February 28, 2019, undistributed net investment income (loss) was decreased by $283,646, undistributed net realized gain (loss) was increased by $23,209,586 and shares of beneficial interest was decreased by $22,925,940. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	26,873,300	$294,160,713	22,720,912	$252,739,274
Class B(b)	–	–	9,099	102,901
Class C	3,454,954	37,731,473	7,566,863	83,967,036
Class Y	19,035,068	208,316,573	15,858,495	175,805,911
Class R6(c)	–	–	911	10,000

Issued as reinvestment of dividends:
Class A	1,480,164	16,216,458	1,345,587	14,943,701
Class B(b)	–	–	3,414	38,700
Class C	322,679	3,524,937	358,343	3,968,611
Class Y	784,161	8,584,058	578,069	6,414,284

Conversion of Class B shares to Class A shares:(d)
Class A	–	–	81,886	908,111
Class B	–	–	(80,240)	(908,111)

41	Invesco Intermediate Term Municipal Income Fund

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(21,200,690)	(231,998,040)	(18,296,441)	(202,780,919)
Class B(b)	–	–	(177,421)	(2,013,057)
Class C	(15,698,929)	(171,492,585)	(7,805,308)	(86,438,417)
Class Y	(12,796,537)	(139,775,955)	(10,722,119)	(119,140,061)
Net increase in share activity	2,254,170	$25,267,632	11,442,050	$ 127,617,964

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 59% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 13–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/19	$10.99	$0.31	$ 0.03	$ 0.34	$(0.31)	$11.02	3.19%		$848,116	0.88	%(d)	0.91	%(d)	0.84	%(d)	2.85	%(d)	27%
Year ended 02/28/18	10.97	0.31	0.02	0.33	(0.31)	10.99	3.03		766,748	0.87		0.91		0.84		2.79		16
Year ended 02/28/17	11.29	0.30	(0.33)	(0.03)	(0.29)	10.97	(0.30)		701,376	0.85		0.90		0.82		2.71		20
Year ended 02/29/16	11.23	0.32	0.04	0.36	(0.30)	11.29	3.25		648,535	0.82		0.90		0.80		2.88		7
Year ended 02/28/15	10.94	0.34	0.31	0.65	(0.36)	11.23	5.97		505,876	0.81		0.90		0.80		3.09		12
Class C
Year ended 02/28/19	10.96	0.23	0.03	0.26	(0.23)	10.99	2.42	(e)	106,166	1.63	(d)(e)	1.66	(d)(e)	1.59	(d)(e)	2.10	(d)(e)	27
Year ended 02/28/18	10.94	0.23	0.02	0.25	(0.23)	10.96	2.26	(e)	236,475	1.62	(e)	1.66	(e)	1.59	(e)	2.04	(e)	16
Year ended 02/28/17	11.26	0.22	(0.34)	(0.12)	(0.20)	10.94	(1.06	)(e)	234,811	1.60	(e)	1.65	(e)	1.57	(e)	1.96	(e)	20
Year ended 02/29/16	11.20	0.24	0.04	0.28	(0.22)	11.26	2.53	(e)	204,971	1.57	(e)	1.65	(e)	1.55	(e)	2.13	(e)	7
Year ended 02/28/15	10.92	0.26	0.30	0.56	(0.28)	11.20	5.20	(e)	167,154	1.53	(e)	1.62	(e)	1.52	(e)	2.37	(e)	12
Class Y
Year ended 02/28/19	10.98	0.34	0.04	0.38	(0.34)	11.02	3.54		413,274	0.63	(d)	0.66	(d)	0.59	(d)	3.10	(d)	27
Year ended 02/28/18	10.96	0.34	0.02	0.36	(0.34)	10.98	3.29		334,820	0.62		0.66		0.59		3.04		16
Year ended 02/28/17	11.28	0.33	(0.33)	0.00	(0.32)	10.96	(0.05)		271,646	0.60		0.65		0.57		2.96		20
Year ended 02/29/16	11.22	0.35	0.04	0.39	(0.33)	11.28	3.51		212,783	0.57		0.65		0.55		3.13		7
Year ended 02/28/15	10.93	0.37	0.30	0.67	(0.38)	11.22	6.24		171,903	0.56		0.65		0.55		3.34		12
Class R6
Year ended 02/28/19	10.97	0.34	0.04	0.38	(0.34)	11.01	3.54		10	0.63	(d)	0.67	(d)	0.59	(d)	3.10	(d)	27
Year ended 02/28/18(f)	10.99	0.31	(0.02)	0.29	(0.31)	10.97	2.65		10	0.62	(g)	0.67	(g)	0.59	(g)	3.04	(g)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $765,735, $205,628, $373,341 and $10 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 1.00%, 1.00%, 1.00%, 1.00% and 0.98% for the years ended February 28, 2019, February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

42	Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Intermediate Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43	Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,017.20	$4.35	$1,020.48	$4.36	0.87%
Class C	1,000.00	1,013.50	8.09	1,016.76	8.10	1.62
Class Y	1,000.00	1,018.50	3.10	1,021.72	3.11	0.62
Class R6	1,000.00	1,018.50	3.10	1,021.72	3.11	0.62

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

44	Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management &Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

			N/A	N/A

T-3	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers –(continued)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4	Invesco Intermediate Term Municipal Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-ITMI-AR-1	04292019	1409

Annual Report to Shareholders	February 28, 2019

Invesco Limited Term Municipal Income Fund
Nasdaq:
A: ATFAX ∎ A2: AITFX ∎ C: ATFCX ∎ Y: ATFYX ∎ R5: ATFIX ∎ R6: ATFSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank).You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 341 2929 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.2 Letters to Shareholders4 Performance Summary4 Managements Discussion6 Long-Term Fund Performance8 Supplemental Information10 Schedule of Investments31 Financial Statements34 Notes to Financial Statements39 Financial Highlights41 Report of Independent Registered Public Accounting Firm42 Fund Expenses43 Tax InformationT-1 Trustees and Officers

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

                                                         The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Limited Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Limited Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund’s style-specific benchmark.

      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.38%
Class A2 Shares	2.63
Class C Shares	1.61
Class Y Shares	2.64
Class R5 Shares	2.54
Class R6 Shares	2.71
S&P Municipal Bond Index▼ (Broad Market Index)	4.03
S&P Municipal Bond Investment Grade Short Intermediate Index▼ (Style-Specific Index)	3.26
Lipper Short-Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	2.92

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018. During the fiscal year, investment grade municipals returned 4.13% and high yield municipals returned 6.96%.1 This strong performance included investment grade municipals returning 1.30% and high yield municipals returning 1.22% for the first two months of 2019.1

     The first half of the fiscal year began with supportive technical conditions (supply and demand balances) in place as new issuance of municipal bonds totaled $187 billion — down 8% from the same time period in 2017.2 However, fund flows into the municipal bond market remained positive, totaling $6.5 billion from March through August 2018.3 The high yield municipal bond market outperformed the investment grade bond segment, led by strong performance of tobacco bonds and improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring.

    Municipal bonds withstood headwinds from interest rate movements that had the 10-year US Treasury yield breaching 3.00% in April 2018.4 During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate four times: in March, June, September and December 2018.5 This series of anticipated rate hikes reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

    In September 2018, market conditions weakened in stark contrast to the first half of the fiscal year, and thus, exposed the municipal bond market to more sensitivity relating to the month’s sell-off in US Treasuries. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. The municipal yield curve continued to steepen, showing confidence in strong gross domestic product growth, as well as rising concern that an impending trade war between the US and China could increase inflation pressures.

    As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in valuations for Tobacco Master Settlement Agreement (Tobacco MSA) bonds, primarily below investment grade securities. Meanwhile, year-end demand for yield and coupon payments caused the municipal bond asset class to end 2018 on a strong note.

    The Fed’s dovish stance to begin calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Additionally, the US government shutdown, which lasted a total of 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Despite these challenges, the municipal market performed positively as technical conditions continued to provide tailwinds, driven particularly by the insatiable demand for maturities (10 years and shorter) from US retail separately managed accounts (SMAs).

    Flows into the municipal bond asset class were positive for six of the 12 months covered by the fiscal year. With slowing economic growth and the Fed’s interest rate policy detour, investor demand for municipal securities spiked, bringing record net inflows of more than $18.9 billion for the first two months of 2019.3

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	77.8%
General Obligation Bonds	15.8
Pre-Refunded Bonds	6.4

Top Five Debt Holdings

% of total net assets

1.	New Mexico (State of) Municipal Energy Acquisition Authority	1.1%
2.	Whiting (City of) (BP Products North America); Series 2008	1.0
3.	Katy (City of) Independent School District; Series 2015 C	0.9
4.	Massachusetts (State of) Development Finance Agency (Harvard University)	0.8
5.	Metropolitan Transportation Authority; Subseries 2012 A-2	0.8

Total Net Assets	$2.1 billion

Total Number of Holdings	664

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2019.

4                Invesco Limited Term Municipal Income Fund

    At the close of the fiscal year, we believed municipal fundamentals remained strong and ramifications of the Tax Cuts and Jobs Act of 2017 had not yet been fully realized. As a result, we believe demand for tax-exempt investments from retail investors could continue as taxes become front of mind.

    During the fiscal year, the Fund’s over-weight allocation to revenue bonds compared to general obligation bonds benefited performance relative to its style-specific benchmark. At a sector level, security selection in transportation bonds aided the Fund’s relative performance. On a state level, security selection in South Carolina holdings also benefited the Fund’s relative performance.

    Over the fiscal year, security selection in the toll road and hospital sectors detracted from the Fund’s performance relative to its style-specific benchmark. Security selection in lower coupon bonds (0.00–3.99%) also detracted from the Fund’s relative performance. On a state level, security selection in Texas domiciled bonds moderately detracted from the Fund’s relative performance.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: FactSet Research Systems Inc.

2 Source: The Bond Buyer

3 Source: Strategic Insight

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco
Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

John (Jack) Connelly Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a
BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Phillips earned a
BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The S&P Municipal Bond Investment Grade Short Intermediate Index is not shown on the chart as the index does not have 10 years of performance history.

    The data shown in the chart include

reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	2.91%
10 Years	2.91
5 Years	1.00
1 Year	–0.20

Class A2 Shares
Inception (5/11/87)	4.67%
10 Years	3.32
5 Years	1.54
1 Year	1.64

Class C Shares*
10 Years	2.38%
5 Years	0.74
1 Year	0.61

Class Y Shares
Inception (10/3/08)	3.72%
10 Years	3.41
5 Years	1.77
1 Year	2.64

Class R5 Shares
Inception (7/30/04)	3.36%
10 Years	3.42
5 Years	1.75
1 Year	2.54

Class R6 Shares
10 Years	3.23%
5 Years	1.65
1 Year	2.71
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class C shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	2.88%
10 Years	3.10
5 Years	1.19
1 Year	–1.64

Class A2 Shares
Inception (5/11/87)	4.67%
10 Years	3.52
5 Years	1.73
1 Year	0.15

Class C Shares
10 Years	2.58%
5 Years	0.92
1 Year	–0.87

Class Y Shares
Inception (10/3/08)	3.69%
10 Years	3.62
5 Years	1.95
1 Year	1.22

Class R5 Shares
Inception (7/30/04)	3.33%
10 Years	3.62
5 Years	1.95
1 Year	1.13

Class R6 Shares
10 Years	3.42%
5 Years	1.81
1 Year	1.20

so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares was 0.62%, 0.37%, 1.37%, 0.37%, 0.37% and 0.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Limited Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund’s investment objective is federal tax-exempt current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower- rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market

8                Invesco Limited Term Municipal Income Fund

stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in- kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representative of investment grade US municipal bonds with maturities between one and eight years.
∎	The Lipper Short-Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of short-intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–100.27%
Alabama–1.23%
Birmingham (City of) Airport Authority;
Series 2003 A, Ref. RB (INS-AGM)(a)	4.00%	07/01/2019	$1,410	$1,420,152
Series 2003 A, Ref. RB (INS-AGM)(a)	4.50%	07/01/2020	1,375	1,385,890
Series 2010, Ref. RB (INS-AGM)(a)	6.00%	07/01/2022	2,365	2,493,940
Black Belt Energy Gas District (The); Series 2016 A, Gas Supply RB (b)	4.00%	06/01/2021	5,000	5,182,100
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative); Series 2010 A, Ref. Gulf Opportunity Zone RB (INS-AGC)(a)	4.25%	08/01/2019	3,535	3,569,572
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.90%)(b)(c)	2.57%	04/01/2024	8,625	8,540,044
Series 2018 C, Gas Supply Floating Rate RB (SIFMA Municipal Swap Index + 0.65%)(b)(c)	2.39%	04/01/2024	2,875	2,875,144
				25,466,842

Alaska–0.66%
Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. Revolving Fund RB	5.25%	04/01/2021	765	793,290
Alaska (State of) Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation); Series 2004 A, RB (INS - AGM)(a)	5.13%	04/01/2019	1,000	1,002,480
Alaska (State of) Municipal Bond Bank Authority; Series 2016-3, RB	5.00%	12/01/2025	4,635	5,446,635
North Slope (Borough of);
Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/2019	1,000	1,012,480
Series 2018 A, General Purpose GO Bonds	5.00%	06/30/2021	1,000	1,073,220
Series 2018 A, General Purpose GO Bonds	5.00%	06/30/2022	1,710	1,838,455
Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS-AGC)(a)	5.13%	06/01/2024	650	655,148
Valdez (City of) (BP Pipelines); Series 2003 B, Ref. Marine Terminal RB	5.00%	01/01/2021	1,800	1,899,918
				13,721,626

Arizona–1.84%
Arizona (State of);
Series 2010 A, COP (INS - AGM)(a)	5.00%	10/01/2019	1,000	1,019,200
Series 2010 B, COP (INS-AGM)(a)	5.00%	10/01/2021	2,000	2,070,180
Series 2010 B, COP (INS-AGM)(a)	5.00%	10/01/2022	2,000	2,069,960
Series 2010 B, COP (INS-AGM)(a)	5.00%	10/01/2023	2,000	2,069,080
Arizona (State of) Water Infrastructure Finance Authority; Series 2014 A, Ref. Water Quality RB	5.00%	10/01/2024	5,000	5,862,300
Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO Bonds (b)(d)	5.00%	07/01/2019	1,500	1,516,665
La Paz (County of) Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2016 A, Education Facility Lease RB (e)	5.00%	02/15/2026	1,150	1,273,671
Maricopa (County of) Special Health Care District; Series 2018 C, Unlimited GO Bonds	5.00%	07/01/2024	2,000	2,323,160
Maricopa (County of), Industrial Development Authority (Banner Health); Series 2017 C, RB (b)	5.00%	10/18/2024	7,500	8,671,875
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	2,000	2,038,480
Phoenix Civic Improvement Corp.; Series 2017 D, Sr. Lien Airport RB	5.00%	07/01/2024	5,080	5,906,414
Phoenix Civic Improvement Corp.,; Series 2014 B, Jr. Lien Water System RB	5.00%	07/01/2027	2,450	2,827,006
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/2019	500	506,530
				38,154,521

California–7.91%
Albany Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (b)(d)	5.00%	08/01/2019	1,520	1,542,177
Bay Area Toll Authority; Series 2014 G, Toll Bridge Floating Rate RB (SIFMA Municipal Swap Index + 0.60%)(b)(c)	2.34%	04/01/2020	11,890	11,904,981

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)

Bay Area Toll Authority (San Francisco Bay Area);
Series 2007 E-3, Toll Bridge Floating Rate RB (SIFMA Municipal Swap Index + 0.70%)(b)(c)	2.44%	10/01/2019	$11,790	$11,793,773
Series 2017 D, Ref. Toll Bridge Floating Rate RB (3 mo. USD LIBOR + 0.55%)(b)(c)	2.51%	04/01/2021	1,000	1,001,870
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2020	1,900	1,939,007
Series 2012 B, Ref. Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 1.00%)(c)	2.74%	05/01/2019	4,000	4,001,040
Series 2013 B, Ref. Various Purpose Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.38%)(b)(c)	2.12%	12/01/2022	4,000	4,003,000
Series 2013 C, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.70%)(b)(c)	2.44%	12/01/2020	8,000	8,035,040
Series 2013 E, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.43%)(b)(c)	2.17%	12/01/2023	9,000	9,012,600
Series 2016 B, Unlimited Tax GO Floating Rate Bonds (1 mo. USD LIBOR + 0.76%)(b)(c)	2.50%	12/01/2021	10,000	10,074,000
California (State of) Department of Water Resources; Series 2014 AT, Water System Floating Rate RB (SIFMA Municipal Swap Index + 0.37%)(b)(c)	2.11%	12/01/2022	4,000	3,997,560
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health); Series 2016 B-2, Ref. RB (b)	4.00%	10/01/2024	5,000	5,558,400
California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB (b)(d)	5.50%	02/01/2020	1,250	1,295,500
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016A, Ref. Education RB	4.00%	06/01/2026	2,215	2,311,951
California (State of) Municipal Finance Authority (Anaheim System Distribution Facilities); Series 2015 A, Second Lien Qualified Obligations Floating Rate RB (SIFMA Municipal Swap Index + 0.35%)(b)(c)	2.09%	12/01/2020	3,500	3,496,640
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008 A, RB (INS - Cal-Mortgage)(a)	5.25%	08/15/2019	325	328,185
California Infrastructure & Economic Development Bank (California Academy of Sciences); Series 2018 C, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.38%)(b)(c)	2.12%	08/01/2021	5,000	5,005,900
California Infrastructure & Economic Development Bank (The J. Paul Getty Trust); Series 2011 A-3, Ref. Floating Rate RB (3 mo. USD LIBOR + 0.37%)(b)(c)	2.21%	04/01/2020	7,875	7,893,585
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGM)(a)(f)	0.00%	08/01/2021	1,500	1,439,475
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2028	11,765	13,489,867
Series 2017 A-1, Ref. Tobacco Settlement RB	5.00%	06/01/2024	6,500	7,259,590
Series 2017 A-1, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2025	10,000	11,331,000
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, Unlimited Tax CAB GO Bonds (INS-AGC)(a)(f)	0.00%	08/01/2025	3,000	2,593,980
Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS-AGM)(a)(f)	0.00%	08/01/2020	1,000	975,540
Lake Tahoe Unified School District (Election of 2008); Series 2009, Unlimited Tax GO Bonds (INS-AGM)(a)	5.00%	08/01/2024	1,000	1,013,640
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2021	2,000	2,168,040
Monterey (County of) (2009 Refinancing); Series 2009, COP (INS-AGM)(a)	5.00%	08/01/2019	2,360	2,394,621
New Haven Unified School District;
Series 2009, Ref. Unlimited Tax GO Bonds (b)(d)	5.00%	08/01/2019	925	938,690
Series 2009, Ref. Unlimited Tax GO Bonds (INS - AGC)(a)	5.00%	08/01/2020	1,605	1,628,882
Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/2020	1,000	1,030,430
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/2021	1,000	1,029,790
Rowland Unified School District (Election of 2006); Series 2009 B, Unlimited Tax CAB GO Bonds (f)	0.00%	08/01/2023	1,300	1,191,502
Sacramento (County of);
Series 2010, Sr. Airport System RB	5.00%	07/01/2023	500	522,695
Series 2018 B, Ref. Sr. Airport System RB	5.00%	07/01/2022	750	834,322
Series 2018 B, Ref. Sr. Airport System RB	5.00%	07/01/2023	1,000	1,139,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)

San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	5.50%	05/01/2026	$2,000	$2,013,040
Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS-NATL)(a)	4.38%	01/01/2024	1,000	1,002,090
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, Unlimited Tax CAB GO Bonds (f)	0.00%	08/01/2022	1,900	1,782,561
Series 2009 B-1, Unlimited Tax CAB GO Bonds (f)	0.00%	08/01/2023	2,000	1,834,700
Tustin Unified School District (Community Facilities District No. 88-1);
Series 2015, Ref. Special Tax RB (INS-BAM)(a)	5.00%	09/01/2022	1,500	1,674,570
Series 2015, Ref. Special Tax RB (INS-BAM)(a)	5.00%	09/01/2023	1,000	1,145,790
Tustin Unified School District (Community Facilities District No. 97-1);
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2022	1,000	1,108,820
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2023	650	738,719
Series 2015 A, Ref. Special Tax RB	5.00%	09/01/2024	1,500	1,732,530
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS-AGM)(a)(b)	3.20%	06/01/2020	3,695	3,699,397
Vernon (City of);
Series 2009 A, Electric System RB (b)(d)	5.13%	08/01/2019	510	517,594
Series 2009 A, Electric System RB	5.13%	08/01/2021	1,065	1,078,110
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/2027	1,000	1,323,100
				163,827,924

Colorado–1.81%
Arkansas River Power Authority; Series 2006, Power Improvement RB (a)	5.88%	10/01/2021	2,960	3,143,638
Colorado (State of); Series 2018 A, COP RB	5.00%	12/15/2023	2,000	2,290,020
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 B, Hospital RB (b)	5.00%	11/20/2025	4,600	5,405,736
Colorado (State of) Health Facilities Authority (North Colorado Medical Center, Inc.); Series 2003 A, Hospital RB (b)(d)	5.25%	05/15/2019	1,000	1,007,290
Colorado Springs (City of); Series 2018 A-1, Ref. Utilities System RB	5.00%	11/15/2023	2,990	3,434,464
Denver (City & County of); Series 2016, Ref. Airport System Floating Rate RB (1 mo. USD LIBOR + 0.86%)(b)(c)	2.60%	11/15/2019	7,580	7,589,323
Denver School District No. 1; Series 2009 A, Unlimited Tax GO Bonds (b)(d)	5.00%	06/01/2019	1,000	1,008,280
E-470 Public Highway Authority;
Series 2017 A, Ref. Sr. Floating Rate RB (1 mo. USD LIBOR + 0.90%)(b)(c)	2.57%	09/01/2019	5,830	5,830,350
Series 2017 B, Ref. Sr. Floating Rate RB (1 mo. USD LIBOR + 1.05%)(b)(c)	2.72%	09/01/2021	2,000	2,019,840
Series 2019, VRD RB (g)	1.00%	09/01/2021	1,500	1,500,435
Public Authority for Colorado Energy;
Series 2008, Natural Gas Purchase RB	6.13%	11/15/2023	1,550	1,732,218
Series 2008, Natural Gas Purchase RB	6.25%	11/15/2028	2,000	2,509,080
				37,470,674

Connecticut–2.23%

Connecticut (State of);
Series 2013 A, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.55%)(c)	2.29%	03/01/2019	4,425	4,425,000
Series 2013 A, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.65%)(c)	2.39%	03/01/2020	6,000	6,013,200
Series 2013 A, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.85%)(c)	2.59%	03/01/2022	5,000	5,042,550
Series 2018 C, Unlimited Tax GO Bonds	5.00%	06/15/2022	1,350	1,474,416
Connecticut (State of) (Transportation Infrastructure);
Series 2018, Special Tax Obligation RB	5.00%	01/01/2023	10,000	11,072,400
Series 2018, Special Tax Obligation RB	5.00%	01/01/2027	3,000	3,503,490
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University); Series 2012 H, Ref. RB (b)(d)	4.00%	07/01/2022	2,590	2,783,473
Connecticut (State of) Health & Educational Facility Authority (Yale New Haven Health); Series 2014 B, Floating Rate RB (1 mo. USD LIBOR + 0.55%)(b)(c)	2.22%	07/01/2019	12,000	12,000,480
				46,315,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Delaware–0.05%

Delaware (State of) Health Facilities Authority (Bayhealth Medical Center); Series 2009 A, RB (b)(d)	4.05%	07/01/2019	$1,000	$1,007,880

District of Columbia–0.24%

District of Columbia (Georgetown University);
Series 2011, University RB (b)(d)	5.00%	04/01/2021	2,055	2,195,274
Series 2017, Ref. University RB (d)	5.00%	04/01/2023	1,000	1,127,280
Series 2017, Ref. University RB (d)	5.00%	04/01/2024	1,500	1,732,575
				5,055,129

Florida–3.86%

Brevard County School District; Series 2013 A, Ref. COP	5.00%	07/01/2024	2,000	2,256,940
Broward (County of); Series 2012 B, Water & Sewer Utility RB	5.00%	10/01/2023	3,555	3,961,017
Broward (County of) School Board; Series 2017 C, Ref. COP	5.00%	07/01/2025	5,000	5,904,000
Citizens Property Insurance Corp.;
Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2022	8,000	8,821,680
Series 2015 A-1, Sr. Sec. RB	5.00%	06/01/2025	6,000	6,985,200
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	1,000	1,039,850
Escambia (County of) (Gulf Power Co.); Series 1997, Ref. PCR (b)	2.10%	04/11/2019	2,000	1,999,900
Florida (State of) (Department of Transportation); Series 2016A, Ref. Unlimited Tax GO Bonds	5.00%	07/01/2025	2,610	3,104,125
Florida (State of) Board of Education; Series 2011 D, Ref. Public Education Public Outlay Unlimited GO Bonds	5.00%	06/01/2025	10,000	10,709,700
Florida (State of) Mid-Bay Bridge Authority;
Series 2015 A, Ref. RB	5.00%	10/01/2022	2,485	2,729,773
Series 2015 A, Ref. RB	5.00%	10/01/2023	1,000	1,119,990
Florida (State of) Municipal Power Agency (All Requirement Power Supply); Series 2017-A, Ref. RB	5.00%	10/01/2026	4,000	4,819,400
Gulf Breeze (City of) (Local Government Loan Program); Series 1985 J, RB (h)	4.50%	12/01/2020	3,050	3,192,099
Hillsborough (County of) Aviation Authority (Tampa International Airport);
Series 2018 F, RB	5.00%	10/01/2023	1,250	1,424,513
Series 2018 F, RB	5.00%	10/01/2024	1,050	1,221,381
Hillsborough (County of) School Board;
Series 2015, Ref. Sales Tax RB (INS-AGM) (a)	5.00%	10/01/2021	1,700	1,837,649
Series 2015, Ref. Sales Tax RB (INS-AGM) (a)	5.00%	10/01/2022	1,500	1,666,350
JEA; Series 2017 A, Ref. Water & Sewer System RB	5.00%	10/01/2025	4,500	5,257,800
Manatee (County of) School District; Series 2017, Sales Tax RB (INS-AGM) (a)	5.00%	10/01/2024	2,600	3,031,860
Miami (City of); Series 2009, Ref. Parking System RB (INS-AGC) (a)	5.00%	10/01/2028	750	763,530
Miami-Dade (County of); Series 2010 B, Ref. Aviation RB (INS-AGM) (a)	5.00%	10/01/2023	3,500	3,686,095
Miami-Dade (County of) (Jackson Health System); Series 2009, Public Facilities RB (b)(d)	5.50%	06/01/2019	2,455	2,478,273
Miami-Dade (County of) (Miami International Airport); Series 2009 B, Aviation RB (b)(d)	5.00%	10/01/2019	2,000	2,038,980
				80,050,105

Georgia–2.46%

Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS-AGM) (a)	4.13%	11/01/2019	970	986,150
Series 2009 B, Water & Wastewater RB (b)(d)	5.00%	11/01/2019	1,735	1,774,020
Series 2009 B, Water & Wastewater RB (INS-AGM) (a)	5.00%	11/01/2020	630	644,043
Series 2009 B, Water & Wastewater RB (INS-AGM) (a)	5.00%	11/01/2021	635	648,519
Series 2009 B, Water & Wastewater RB (INS-AGM) (a)	5.25%	11/01/2027	2,000	2,452,000
Water & Wastewater RB	5.00%	11/01/2024	2,000	2,343,260
Burke (County of) Development Authority (Georgia Power Co. Plant Vogtle); Series 1994, PCR (b)	2.20%	04/02/2019	5,000	5,000,200
Burke (County of) Development Authority (Oglethorpe Power Vogtle); Series 2013 A, PCR (b)	2.40%	04/01/2020	2,000	1,996,400
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC (d)	5.25%	09/01/2020	1,050	1,085,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)

Fayette (County of) Hospital Authority (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/2020	$2,500	$2,518,700
Series 2009 A, RAC	4.50%	06/15/2021	2,500	2,517,950
Fulton (County of) Development Authority (Piedmont Healthcare, Inc.); Series 2009 A, RB (b)(d)	5.00%	06/15/2019	2,830	2,857,225
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2012, Retirement Community RB	5.00%	11/15/2022	1,805	1,943,317
Gainesville (City of) & Hall (County of) Hospital Authority (Northeast Georgia Health System, Inc.); Series 2014 B, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.95%)(b)(c)	2.69%	02/18/2020	8,100	8,105,670
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS-AGM)(a)	5.25%	07/01/2029	2,000	2,017,980
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.);
Series 2009, RAC (d)	4.00%	08/01/2019	635	641,115
Series 2009, RAC (b)(d)	5.00%	08/01/2019	1,260	1,277,237
Main Street Natural Gas, Inc.; Subseries 2018 E, Gas Supply Floating Rate RB (SIFMA Municipal Swap Index + 0.57%)(b)(c)	2.31%	12/01/2023	5,000	4,975,250
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC (d)	3.50%	08/01/2020	2,000	2,047,900
Series 2010, RAC (b)(d)	5.00%	08/01/2020	1,500	1,568,145
Monroe (County of) Development Authority (Georgia Power Co. Plant Sherer); Series 1995, PCR (b)	2.00%	06/13/2019	3,500	3,498,670
				50,899,157

Guam–0.28%

Guam (Territory of);
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2019	1,000	1,016,160
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2020	1,500	1,556,805
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS-AGM)(a)	5.00%	10/01/2019	1,000	1,017,630
Series 2012 A, Ref. RB (INS-AGM)(a)	5.00%	10/01/2020	2,070	2,168,739
				5,759,334

Hawaii–0.97%

Hawaii (State of);
Series 2013, Unlimited Tax GO Bonds	5.00%	08/01/2028	7,000	7,898,590
Series 2016FE, Ref. GO Bonds	5.00%	10/01/2026	4,845	5,882,896
Series 2016FE, Ref. GO Bonds	5.00%	10/01/2027	5,265	6,362,542
				20,144,028

Idaho–0.43%

Idaho (State of) Health Facilities Authority (St. Luke’s Health System);
Series 2018 A, Ref. RB	5.00%	03/01/2023	2,000	2,225,660
Series 2018 A, Ref. RB	5.00%	03/01/2024	1,350	1,533,168
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	5.63%	12/01/2019	1,000	1,003,060
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2009 A, Grant & RAB (b)(d)	5.25%	07/15/2019	500	506,675
Regents of the University of Idaho; Series 2011, Ref. General RB (b)	5.25%	04/01/2021	3,390	3,608,180
				8,876,743

Illinois–8.72%

Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO Bonds (INS-AGM)(a)	5.00%	01/01/2023	1,260	1,291,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)

Chicago (City of);

Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	$3,205	$3,437,907
Series 2004, Ref. Second Lien Water VRD RB (g)	5.00%	11/01/2021	6,000	6,445,860
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2022	5,675	6,239,776
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2023	2,475	2,767,198
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2024	14,440	16,385,501
Series 2007 A, Ref. Project Unlimited Tax GO Bonds (INS-NATL)(a)	5.00%	01/01/2029	960	962,534
Series 2012, Second Lien Wastewater Transmission RB	5.00%	01/01/2027	1,000	1,069,690
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2021	1,000	1,074,310
Series 2017 B, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2025	3,520	4,000,867
Chicago (City of) (Midway Airport);
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2020	2,000	2,054,300
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/2020	500	513,575
Chicago (City of) (O’Hare International Airport);
Series 2010 C, Third Lien General Airport RB (INS-AGC)(a)	5.25%	01/01/2021	1,025	1,055,084
Series 2015 B, Ref. RB	5.00%	01/01/2022	3,650	3,971,127
Series 2015 B, Ref. RB	5.00%	01/01/2023	5,000	5,585,050
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/2029	2,500	2,661,125
Chicago (City of) Transit Authority (FTA Section 5307 Urbanized Area Formula Funds);
Series 2015, Ref. Capital Grant Receipts RB	5.00%	06/01/2021	8,000	8,487,760
Series 2017, Ref. Capital Grant Receipts RB	5.00%	06/01/2025	4,000	4,568,800
Chicago (City of) Transit Authority (FTA Section 5337 State of Good Repair Formula Funds);
Series 2017, Ref. Capital Grant Receipts RB	5.00%	06/01/2025	1,500	1,717,035
Cook (County of);
Series 2009 A, Ref. Unlimited Tax GO Bonds	5.00%	11/15/2019	2,015	2,058,282
Series 2009 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/2020	5,150	5,255,935
Cook County School District No. 144 (Prairie Hills); Series 2010 A, School Limited Tax GO Bonds (d)	4.25%	12/01/2020	555	579,953
DeKalb County Community Unit School District No. 428;
Series 2010, School Building Unlimited Tax CAB GO Bonds (d)(f)	0.00%	01/01/2020	380	374,517
Series 2010, School Building Unlimited Tax CAB GO Bonds	0.00%	01/01/2020	620	609,305
Illinois (State of);
Series 2010, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2020	1,675	1,709,204
Series 2010, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2023	525	533,605
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2025	4,710	4,933,113
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2021	2,500	2,627,100
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2021	5,000	5,210,500
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2024	1,100	1,177,572
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2025	4,695	4,998,438
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2024	3,480	3,750,152
Series 2018 A, Unlimited Tax GO Bonds	5.25%	05/01/2023	3,000	3,219,180
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2010 D, Ref. RB (b)(d)	5.00%	04/01/2019	1,200	1,203,060
Illinois (State of) Finance Authority (Edward-Elmhurst Heathcare); Series 2018 B, Ref. RB (SIFMA Municipal Swap Index + 0.75%)(b)(c)	2.49%	07/01/2023	3,500	3,501,120
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare); Series 2017 B, RB (b)	5.00%	12/15/2022	10,750	11,960,772
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (b)(d)	5.25%	03/01/2020	2,775	2,872,569
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2016A, Ref. RB	5.00%	08/15/2019	500	505,695
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Dedicated State Tax CAB RB (INS -NATL)(a)(f)	0.00%	12/15/2032	25,000	13,860,250
Series 2002, Dedicated State Tax RB (b)(d)	5.70%	06/15/2022	875	993,563
Series 2002, Dedicated State Tax RB (INS-NATL)(a)	5.70%	06/15/2025	3,125	3,445,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)

Railsplitter Tobacco Settlement Authority;
Series 2010, RB (b)(d)	5.50%	06/01/2021	$1,500	$1,624,815
Series 2017, RB	5.00%	06/01/2025	7,000	8,078,420
Regional Transportation Authority;
Series 2002 A, RB (INS-NATL)(a)	6.00%	07/01/2020	3,840	4,047,514
Series 2002 A, RB (INS-NATL)(a)	6.00%	07/01/2021	2,055	2,246,321
Series 2003 A, RB (INS-NATL)(a)	5.50%	07/01/2020	2,580	2,702,627
Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2025	6,700	7,555,992
Springfield (City of); Series 2015, Ref. Sr. Lien Electric RB	5.00%	03/01/2023	2,000	2,228,100
St. Clair (County of) (Alternative Revenue Source);
Series 2009, Ref. Unlimited Tax GO Bonds (b)(d)	5.00%	10/01/2019	970	988,624
Series 2009, Ref. Unlimited Tax GO Bonds (d)	5.00%	10/01/2019	625	637,000
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2019	375	382,069
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2021	510	519,761
				180,679,792

Indiana–2.27%

Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB (b)(d)	5.00%	07/15/2019	1,000	1,012,630
Egypt Government International Bond;
Series 2016, IDR	5.00%	07/01/2024	1,000	1,141,910
Series 2016, IDR	5.00%	07/01/2025	880	1,023,176
Indiana (State of) Finance Authority; Series 2016C, Ref. Highway RB	5.00%	12/01/2025	7,000	8,390,690
Indiana (State of) Finance Authority (Parkview Health System Obligated Group); Series 2018 C, Ref. Hospital Floating Rate RB (SIFMA Municipal Swap Index + 0.55%)(b)(c)	2.29%	11/01/2023	5,000	5,001,950
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc. Obligated Group); Series 2008 J, Ref. VRD Health System RB (LOC—Barclays Bank PLC)(g)(i)	1.55%	03/05/2019	1,000	1,000,000
Indiana (State of) Municipal Power Agency;
Series 2011 A, Power Supply System RB	5.00%	01/01/2021	250	264,618
Series 2011 A, Power Supply System RB (b)(d)	5.00%	07/01/2021	250	269,318
Indiana Bond Bank; Series 2007 B-1, Special Program Gas Floating Rate RB (3 mo. USD LIBOR + 0.97%)(c)	2.84%	10/15/2022	2,875	2,875,345
Indianapolis (City of) Department of Public Utilities; Series 2018 A, Ref. First Lien RB	5.00%	10/01/2025	1,350	1,607,337
Northern Indiana (State of) Commuter Transportation District; Series 2016, IDR	5.00%	07/01/2026	450	531,283
Purdue University; Series 2016CC, Ref. RB	5.00%	07/01/2023	3,115	3,547,175
University of Southern Indiana; Series 2009 J, Student Fee RB (b)(d)	5.00%	10/01/2019	400	407,796
Whiting (City of) (BP Products North America); Series 2008, Environmental Facilities RB (b)	1.85%	10/01/2019	20,000	19,981,800
				47,055,028

Iowa–0.64%

Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB (b)(d)	5.38%	06/15/2020	1,825	1,909,078
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(b)(c)(e)	2.32%	01/04/2024	6,210	6,210,124
Iowa Student Loan Liquidity Corp.;
Series 2009 2, RB	5.40%	12/01/2023	2,500	2,560,375
Series 2009 3, RB	5.00%	12/01/2019	2,500	2,555,050
				13,234,627

Kansas–0.66%

Dodge City (City of); Series 2009, Sales Tax RB (b)(d)	5.00%	06/01/2019	1,000	1,008,280
Kansas (State of) Development Finance Authority;
Series 2015 G, RB	5.00%	04/01/2027	5,000	5,545,400
Series 2015 G, RB	5.00%	04/01/2028	5,000	5,539,250
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/2024	500	515,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)

Wyandotte (County of) & Kansas City (City of) Unified Government; Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2021	$1,000	$1,078,180
				13,686,615

Kentucky–3.73%

Kentucky (State of) Economic Development Finance Authority (Catholic Health Initiatives);
Series 2011 B, Floating Rate RB (SIFMA Municipal Swap Index + 1.40%)(b)(c)	3.14%	02/01/2025	2,340	2,377,463
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, Sr. RB	5.00%	07/01/2025	1,635	1,842,073
Series 2015, Sr. RB	5.00%	07/01/2022	850	915,926
Kentucky (State of) Municipal Power Agency;
Series 2015 A, Ref. Power System RB (INS-NATL)(a)	5.00%	09/01/2026	2,000	2,320,380
Series 2015 A, Ref. Power System RB (INS-NATL)(a)	5.00%	09/01/2027	3,380	3,910,423
Series 2015 A, Ref. Power System RB (INS-NATL)(a)	5.00%	09/01/2028	2,870	3,314,764
Kentucky (State of) Municipal Power Agency (Prairie State);
Series 2010 A, Power System RB (INS-AGM)(a)	5.00%	09/01/2021	5,860	6,126,161
Series 2010 A, Power System RB (INS-AGM)(a)	5.00%	09/01/2022	4,560	4,766,431
Series 2010 A, Power System RB (INS-AGM)(a)	5.00%	09/01/2023	1,000	1,044,820
Kentucky (State of) Property & Building Commission (No. 108); Series 2015 A, Ref. RB	5.00%	08/01/2029	4,000	4,524,840
Kentucky (State of) Property & Building Commission (No. 112); Series 2016 B, Ref. RB	5.00%	11/01/2026	14,290	16,695,579
Kentucky (State of) Public Energy Authority; Series 2018 B, Gas Supply RB (b)	4.00%	01/01/2025	5,000	5,368,350
Kentucky (State of) Turnpike Authority (Revitalization); Series 2017 B, Economic Development Road RB	4.00%	07/01/2026	3,750	4,167,975
Louisville & Jefferson (Counties of) Kentucky Metropolitan Government (Louisville Gas & Electric Co.);
Series 2005 A, PCR (b)	2.20%	08/01/2019	3,000	3,002,760
Louisville & Jefferson (Counties of) Kentucky Metropolitan Sewer District; Series 2009 B, Sewer & Drainage System RB (b)(d)	5.00%	11/15/2019	5,890	6,030,241
Louisville & Jefferson (Counties of), Kentucky Metropolitan Sewer District;
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/2020	4,110	4,207,572
Series 2017 A, Sewer & Drainage System RB	5.00%	05/15/2025	4,025	4,753,646
Paducah (City of) Electric Plant Board; Series 2009 A, RB (b)(d)	5.00%	04/01/2019	2,000	2,005,180
				77,374,584

Louisiana–3.79%

East Baton Rouge (Parish of) Industrial Development Board (ExxonMobil); Series 2010 A, VRD Gulf Opportunity Zone RB (g)	1.56%	08/01/2035	700	700,000
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 1998 B, Hospital RB (b)(d)	5.25%	01/01/2020	1,000	1,049,510
Louisiana (State of);
Series 2016 B, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2025	10,000	11,820,700
Series C, Ref. GO Bonds	5.00%	08/01/2025	2,400	2,771,400
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System Facilities Corp.); Series 2009 B, RB (b)(d)	5.00%	10/01/2019	1,500	1,529,235
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (b)(d)	5.00%	02/01/2020	1,000	1,030,520
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.); Series 2009 A, RB	6.50%	08/01/2029	8,980	9,497,697
Louisiana (State of) Public Facilities Authority (CHRISTUS Health); Series 2009 A, Ref. RB (d)	5.25%	07/01/2020	1,000	1,044,000
Louisiana (State of) Public Facilities Authority (Louisiana Children’s Medical Center); Series 2015 A-2, Hospital RB (b)	5.00%	06/01/2025	5,000	5,792,350
Louisiana Citizens Property Insurance Corp.; Series 2015, Ref. RB (INS-AGM)(a)	5.00%	06/01/2022	14,575	16,013,844
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A, Ref. Auxiliary RB	5.00%	07/01/2023	3,250	3,658,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)

New Orleans (City of);
Series 2009, Ref. Sewerage Service RB (b)(d)	6.25%	06/01/2019	$1,000	$1,011,280
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2019	700	705,523
Series 2014, Ref. Water RB	5.00%	12/01/2019	1,000	1,023,820
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2022	500	556,535
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2023	500	568,825
Series 2015, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,162,430
Series 2015, Sewerage Service RB	5.00%	06/01/2023	700	780,535
Series 2015, Sewerage Service RB	5.00%	06/01/2024	400	454,344
Series 2015, Sewerage Service RB	5.00%	06/01/2025	500	578,290
Series 2015, Sewerage Service RB	5.00%	06/01/2026	250	287,733
Series 2015, Sewerage Service RB	5.00%	06/01/2027	350	400,642
Series 2015, Water System RB	5.00%	12/01/2023	600	673,902
Series 2015, Water System RB	5.00%	12/01/2024	750	856,943
Series 2015, Water System RB	5.00%	12/01/2025	825	958,237
Series 2015, Water System RB	5.00%	12/01/2026	500	577,380
Series 2015, Water System RB	5.00%	12/01/2027	750	861,555
New Orleans (City of) Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 B, Ref. RB (INS-AGM)(a)	5.00%	10/01/2026	200	235,898
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB (b)	4.00%	06/01/2022	2,865	2,979,743
Terrebonne (Parish of) Hospital Service District No. 1 (Terrebonne General Medical Center);
Series 2010, Ref. RB	4.00%	04/01/2020	1,000	1,022,120
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/2019	2,540	2,554,148
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/2022	5,000	5,400,850
				78,558,871

Maine–0.12%

Lewiston (City of) (UBS Financial Services, Inc.);
Series 2008 B, Unlimited Tax GO School Bonds (INS-AGM)(a)	5.00%	12/15/2019	750	752,220
Series 2008 B, Unlimited Tax GO School Bonds (INS-AGM)(a)	5.00%	12/15/2020	870	872,462
Series 2008 B, Unlimited Tax GO School Bonds (INS-AGM)(a)	5.50%	12/15/2023	950	952,936
				2,577,618

Maryland–0.82%

Maryland (State of);
Series 2014 B, State and Local Facilities GO Bonds	5.00%	08/01/2021	5,000	5,397,850
Series 2017 C, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2024	10,000	11,676,100
				17,073,950

Massachusetts–1.87%

Massachusetts (State of) Department of Transportation (Contract Assistance); Series 2019 A, Metropolitan Highway Systems RB (b)	5.00%	01/01/2023	4,750	5,300,240
Massachusetts (State of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2025	845	971,184
Series 2019 A, Ref. RB	5.00%	07/01/2027	2,300	2,692,150
Massachusetts (State of) Development Finance Agency (Caregroup); Series 2017 S-5, RB (b)(c)	2.16%	01/27/2022	300	298,845
Massachusetts (State of) Development Finance Agency (Harvard University);
Series 2016 A, Ref. RB	5.00%	07/15/2024	4,735	5,554,960
Series 2017 S-4, Ref. RB (b)	5.00%	01/25/2024	15,000	17,090,400
Massachusetts (State of) Development Finance Agency (International Charter School);
Series 2015, Ref. RB	4.00%	04/15/2020	115	115,938
Series 2015, Ref. RB	5.00%	04/15/2025	1,750	1,891,733
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2009 A, RB (b)(d)	5.00%	07/01/2019	1,095	1,107,352

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)

Massachusetts (State of) Development Finance Agency (Suffolk University);
Series 2009, Ref. RB (b)(d)	6.00%	07/01/2019	$940	$953,630
Series 2009, Ref. RB	6.00%	07/01/2024	560	567,935
Series 2017, Ref. RB	5.00%	07/01/2024	1,000	1,133,840
University of Massachusetts Building Authority; Series 2015-2, Ref. RB	5.00%	11/01/2023	975	1,118,432
				38,796,639

Michigan-3.39%

Great Lakes Water Authority; Series 2018 A, Ref. Second Lien Water Supply System RB	5.00%	07/01/2024	2,425	2,791,539
Michigan (State of);
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/2019	3,000	3,066,660
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/2023	1,500	1,532,640
Michigan (State of) Building Authority (Facilities Program);
Series 2009 I, Ref. RB (INS-AGC)(a)	5.00%	10/15/2023	7,150	7,291,141
Series 2009 I, Ref. RB (INS-AGC)(a)	5.25%	10/15/2024	1,040	1,061,788
Series 2009 II, RB (INS-AGM)(a)	5.00%	10/15/2021	1,180	1,204,025
Series 2009 II, RB (INS-AGM)(a)	5.00%	10/15/2022	520	530,426
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-1, Ref. Local Government Loan Program RB (INS-AGM)(a)	5.00%	07/01/2020	3,500	3,642,135
Series 2014 D-1, Ref. Local Government Loan Program RB (INS-AGM)(a)	5.00%	07/01/2021	4,000	4,279,040
Series 2014 D-1, Ref. Local Government Loan Program RB (INS-AGM)(a)	5.00%	07/01/2022	10,000	11,028,400
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014, Ref. RB	3.88%	10/01/2023	2,000	2,091,120
Michigan (State of) Finance Authority (Mclaren Health Care);
Series 2015 D-1, Ref. Hospital Floating Rate RB (1 mo. USD LIBOR + 0.40%)(b)(c)	2.10%	10/15/2021	7,255	7,250,211
Series 2015 D-2, Ref. Hospital Floating Rate RB (1 mo. USD LIBOR + 0.75%)(b)(c)	2.45%	10/15/2020	10,000	10,041,500
Michigan (State of) Finance Authority (Trinity Health); Series 2015, Hospital Floating Rate RB (1 mo. USD LIBOR + 0.54%)(b)(c)	2.21%	12/01/2020	10,000	10,015,700
Michigan (State of) Hospital Finance Authority (Henry Ford Health System); Series 2009, Ref. RB (d)	5.00%	11/15/2019	1,500	1,534,650
Michigan (State of) Municipal Bond Authority (Local Government Loan Program);
Series 2009 A, City of Grand Rapids Downtown Development RB (b)(d)	5.00%	05/01/2019	1,515	1,523,272
Series 2009 A, City of Grand Rapids Downtown Development RB (b)(d)	5.13%	05/01/2019	300	301,695
Series 2009 A, City of Grand Rapids Downtown Development RB (b)(d)	5.25%	05/01/2019	500	502,925
Royal Oak (City of) Hospital Finance Authority (William Beaumont Hospital Obligated Group);
Series 2009 W, Ref. RB (d)	5.50%	08/01/2019	490	497,595
				70,186,462

Minnesota-0.89%

Maple Grove (City of) (Maple Grove Hospital Corp.);
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2023	500	557,395
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2024	1,200	1,366,596
Series 2017, Ref. Health Care Facilities RB	5.00%	05/01/2025	800	926,936
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Allina Health System);
Series 2017 A, Ref. Health Care System RB	5.00%	11/15/2024	1,780	2,073,558
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Children’s Health Care);
Series 1995 B, Health Care RB (INS-AGM)(a)	5.00%	08/15/2019	1,400	1,418,774
Series 1995 B, Health Care RB (INS-AGM)(a)	5.00%	08/15/2021	1,350	1,412,680
Series 2010 A, Health Care Facilities RB	5.00%	08/15/2020	730	763,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)

Minneapolis & St. Paul (Cities of) Metropolitan Airports Commission;
Series 2009 A, Ref. Sr. RB	5.00%	01/01/2020	$1,000	$1,002,580
Series 2011, Ref. RB	5.00%	01/01/2020	1,500	1,541,595
Series 2011, Ref. RB	5.00%	01/01/2021	1,240	1,314,350
Series 2016 B, Ref. Sub. RB	5.00%	01/01/2023	1,000	1,119,380
Series 2016 C, Sr. Airport RB	4.00%	01/01/2021	175	182,361
Series 2016 C, Sr. Airport RB	5.00%	01/01/2022	250	272,792
Series 2016 C, Sr. Airport RB	5.00%	01/01/2023	225	252,304
Series 2016 C, Sr. Airport RB	5.00%	01/01/2024	200	229,434
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, Health Care Facilities RB (INS-AGC)(a)	4.00%	02/15/2020	1,500	1,533,840
Series 2008 C-1, Health Care Facilities RB (INS-AGC)(a)	5.00%	02/15/2021	1,500	1,546,440
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas); Series 2009 Seven-A, RB (b)(d)	4.50%	10/01/2019	1,000	1,016,350
				18,531,332

Mississippi–0.94%

Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB (b)(d)	4.63%	09/01/2019	1,695	1,720,679
Mississippi (State of) Development Bank (Jackson County Limited Tax Note); Series 2009, Special Obligation RB (INS-AGC)(a)	5.00%	07/01/2024	1,000	1,010,290
Mississippi Business Finance Corp. (Chevron U.S.A. Inc.); Series 2009 A, VRD Gulf Opportunity Zone IDR (g)	1.60%	12/01/2030	725	725,000
Mississippi Business Finance Corp.(Chevron U.S.A., Inc.); Series 2010 I, VRD Gulf Opportunity Zone IDR (g)	1.60%	11/01/2035	16,000	16,000,000
				19,455,969

Missouri–1.12%

Kansas City (City of);
Series 2010 B, Ref. Special Obligation RB	4.13%	01/01/2021	2,000	2,037,860
Series 2017 C, Ref. Special Obligation RB	5.00%	09/01/2023	1,500	1,695,735
Series 2017 C, Ref. Special Obligation RB	5.00%	09/01/2024	2,675	3,082,162
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Service); Series B, RB (b)	2.88%	02/01/2022	3,600	3,606,372
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care);
Series 2010 B, Health Facilities RB (d)	5.00%	06/01/2019	1,000	1,008,160
Series 2010 B, Health Facilities RB (b)(d)	5.00%	06/01/2020	4,645	4,834,191
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.);
Series 2010 A, RB	5.00%	11/15/2020	1,000	1,057,550
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. Power Project RB	5.00%	06/01/2027	2,600	3,026,842
Series 2015 A, Ref. Power Project RB	5.00%	12/01/2027	1,140	1,324,976
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2013 A, Senior Living Facilities RB	5.00%	09/01/2023	1,385	1,439,140
				23,112,988

Montana–0.05%

Montana (State of) Facility Finance Authority (Sisters of Charity of Leavenworth Health System);
Series 2010 B, Ref. RB	4.00%	01/01/2020	1,000	1,018,910

Nebraska–0.07%

Lincoln (City of); Series 2012, Ref. Electric System RB	5.00%	09/01/2023	1,250	1,389,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada-0.72%

Clark (County of);
Series 2009 C, Sub. Lien Airport System RB (INS-AGM)(a)	5.00%	07/01/2022	$1,000	$1,011,510
Series 2009 C, Sub. Lien Airport System RB (INS-AGM)(a)	5.00%	07/01/2023	4,000	4,045,120
Series 2009 C, Sub. Lien Airport System RB (INS-AGM)(a)	5.00%	07/01/2024	1,855	1,875,498
Series 2009 C, Sub. Lien Airport System RB (INS-AGM)(a)	5.00%	07/01/2025	1,500	1,516,230
Clark (County of) (Las Vegas-McCarran International Airport); Series 2015, Ref. Passenger Facility Charge RB	5.00%	07/01/2022	2,000	2,207,040
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/2024	4,100	4,163,304
				14,818,702

New Hampshire-0.07%

New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB	5.25%	10/01/2025	525	565,015
Series 2011, RB	5.50%	10/01/2026	510	551,514
New Hampshire (State of) Housing Finance Authority; Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/2029	430	433,208
				1,549,737

New Jersey-5.51%

New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB (INS-NATL)(a)	5.50%	09/01/2022	5,000	5,522,850
Series 2012, Ref. RB	5.00%	06/15/2019	1,000	1,007,940
Series 2012, Ref. RB	5.00%	06/15/2022	1,500	1,623,840
Series 2017 A, Ref. Motor Vehicle Surcharge Sub. RB (INS-BAM)(a)	5.00%	07/01/2027	8,200	9,538,322
Series 2017 A, Ref. Motor Vehicle Surcharge Sub. RB (INS-BAM)(a)	5.00%	07/01/2028	5,005	5,774,519
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC- Montclair State University Student Housing);
Series 2010 A, RB (b)(d)	5.00%	06/01/2020	1,500	1,562,985
Series 2010 A, RB	5.25%	06/01/2020	1,295	1,337,903
New Jersey (State of) Transportation Trust Fund Authority; Series 2005 B, Transportation System RB (INS-AGC)(a)	5.50%	12/15/2021	6,000	6,534,240
Series 2006A, Transportation System RB (INS - AGM)(a)	5.25%	12/15/2021	1,820	1,969,841
Series 2010 D, Transportation System RB	5.25%	12/15/2023	3,305	3,709,069
Series 2011 B, Transportation System RB	5.00%	06/15/2020	1,000	1,036,810
Series 2013 AA, Transportation Program RB	5.00%	06/15/2021	6,000	6,365,100
Series 2014, Transportation Program Floating Rate Notes (SIFMA Municipal Swap Index + 1.20%)(b)(c)	2.94%	12/15/2021	1,000	1,008,550
Series 2014, Transportation Program Floating Rate RN (SIFMA Municipal Swap Index + 1.00%)(b)(c)	2.74%	12/15/2019	2,000	2,002,440
Series 2016, Federal Highway Reimbursement Notes	5.00%	06/15/2030	2,025	2,262,168
Series 2018 A, Ref. Federal Highway Reimbursement RN	5.00%	06/15/2023	8,500	9,397,600
Series 2018 A, Ref. Federal Highway Reimbursement RN	5.00%	06/15/2030	5,000	5,585,600
Series 2018 A, Ref. RB	5.00%	12/15/2025	5,000	5,670,350
Subseries 2016 A-1, Federal Highway Reimbursement RN	5.00%	06/15/2024	4,500	5,052,960
Transportation System RB	5.00%	06/15/2019	1,000	1,008,930
Transportation System RB	5.00%	06/15/2021	1,000	1,060,850
Transportation System RB	5.00%	06/15/2024	8,750	9,825,200
New Jersey (State of) Turnpike Authority;
Series 2005 D-4, RB (INS - AGM)(a)	5.25%	01/01/2026	5,000	5,963,450
Series 2009 H, Turnpike RB	5.00%	01/01/2020	1,325	1,328,273
Series 2017 C-6, Ref. Turnpike Floating Rate RB (1 mo. USD LIBOR + 0.75%)(b)(c)	2.49%	01/01/2023	10,000	10,106,700
Newark (City of) Housing Authority;
Series 2009, City-Secured Police Facility RB (b)(d)	5.00%	12/01/2019	770	789,496
Series 2009, City-Secured Police Facility RB (INS - AGC)(a)	5.00%	12/01/2021	360	367,765

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)

Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2023	$3,000	$3,315,240
Series 2018 A, Ref. RB	5.00%	06/01/2024	2,000	2,248,320
Series 2018 A, Ref. RB	5.00%	06/01/2025	1,000	1,141,560
				114,118,871

New Mexico–1.46%

Albuquerque (City of) & Bernalillo (County of) Water Utility Authority; Series 2015, Ref. & Improvement Sr. Lien Joint Water & Sewer System RB	5.00%	07/01/2023	5,170	5,880,306
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/2022	2,275	2,316,906
New Mexico (State of) Municipal Energy Acquisition Authority; Subseries 2014 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.75%)(b)(c)	2.42%	08/01/2019	22,000	22,004,620
				30,201,832

New York–8.17%

Jefferson Civic Facility Development Corp. (Samaritan Medical Center);
Series 2017 A, Ref. RB	5.00%	11/01/2023	1,185	1,302,896
Series 2017 A, Ref. RB	5.00%	11/01/2024	1,245	1,386,258
Long Island (City of) Power Authority;
Series 2014 C, Ref. Electric System General Floating Rate RN (1 mo. USD LIBOR + 0.75%)(b)(c)	2.49%	10/01/2023	5,000	5,017,150
Series 2016B, Ref. Electric System RB	5.00%	09/01/2024	2,485	2,904,021
Series 2017, Electric System General RB	5.00%	09/01/2025	1,000	1,190,030
Metropolitan Transportation Authority;
Subseries 2002 G-1H, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.82%)(b)(c)	2.49%	02/01/2022	3,615	3,641,028
Subseries 2008 A-2A, Ref. Dedicated Tax Fund Floating Rate RB (SIFMA Municipal Swap Index + 0.45%)(b)(c)	2.19%	06/01/2022	14,555	14,433,320
Subseries 2012 A-2, Transportation Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(b)(c)	2.32%	06/01/2019	17,000	17,010,030
Subseries 2012 G-4, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.55%)(b)(c)	2.22%	11/01/2022	11,935	11,919,962
Subseries 2018 C-2, RB	5.00%	09/01/2021	5,000	5,353,900
Subseries 2018 D-1, Floating Rate RB (1 mo. USD LIBOR + 0.65%)(b)(c)	2.32%	07/01/2021	5,000	5,009,700
Metropolitan Transportation Authority (Green Bonds); Series 2018 B, Ref. RB	5.00%	11/15/2023	5,000	5,646,700
Nassau (County of) Industrial Development Agency (New York Institute of Technology); Series 2000 A, Ref. Civic Facility RB (d)	5.25%	03/01/2019	1,585	1,585,000
New York (City of); Subseries 2015 F-5, VRD Unlimited Tax GO Bonds (g)	1.55%	06/01/2044	5,700	5,700,000
New York (City of) Industrial Development Agency (Yankee Stadium);
Series 2006, PILOT RB (INS - FGIC) (CPI Rate + 0.87%)(a)(c)	3.74%	03/01/2025	1,025	1,032,995
Series 2006, PILOT RB (INS - FGIC) (CPI Rate + 0.88%)(a)(c)	3.75%	03/01/2026	2,725	2,735,982
Series 2006, PILOT RB (INS - FGIC) (CPI Rate + 0.89%)(a)(c)	3.76%	03/01/2027	5,500	5,479,265
New York (City of), New York;
Series 2012 F, GO Bonds	5.00%	08/01/2023	9,165	10,038,149
Series 2017 C, GO Bonds	5.00%	08/01/2024	8,050	9,376,640
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2024	1,250	1,424,837
Series 2018 A, Ref. RB	5.00%	08/01/2025	3,000	3,477,630
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2010 A, RB	5.00%	07/01/2019	500	505,325
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB (b)(d)	5.50%	07/01/2019	2,925	2,962,323
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2025	780	921,344
Series 2018 L, Ref. RB	5.00%	01/01/2026	1,000	1,205,620
New York State Dormitory Authority; Series 2013 A, RB	5.00%	02/15/2024	5,375	6,049,079
New York State Urban Development Corp.; Series 2017 A, Ref. State Personal Income Tax RB	5.00%	03/15/2024	10,000	11,584,000
Niagara Falls (City of) Bridge Commission; Series 1993 A, Toll Bridge System RB (INS-AGC)(a)	4.00%	10/01/2019	205	207,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)

Triborough Bridge & Tunnel Authority; Subseries 2016 B-4A, Ref. General Floating Rate RB (1 mo. USD LIBOR + 0.70%)(b)(c)	2.37%	02/01/2021	$13,350	$13,467,880
Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels);
Series 2001 B, General RB (SOFR + 0.43%)(b)(c)	2.03%	09/26/2019	1,890	1,891,493
Series 2018 D, General Floating Rate RB (1 mo. USD SOFR + 0.50%)(c)	2.10%	10/01/2020	3,000	3,003,330
TSASC, Inc.;
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2024	4,500	5,048,415
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2025	5,000	5,684,000
Yonkers (City of);
Series 2010 A, Unlimited Tax GO Bonds (b)(d)	5.00%	11/15/2020	500	529,295
Series 2010 A, Unlimited Tax GO Bonds (INS-AGM)(a)	5.00%	11/15/2020	655	691,333
				169,416,626

North Carolina-1.13%

Charlotte (City of) & Mecklenburg (County of) Hospital Authority (Carolinas HealthCare System);
Series 2018 E, Ref. Health Care System RB (g)	2.19%	12/01/2021	5,000	4,994,150
North Carolina (State of) Municipal Power Agency #1 (Catawba);
Series 2015 A, Ref. Electric RB	5.00%	01/01/2028	1,615	1,898,094
Series 2015 B, Ref. Electric RB	5.00%	01/01/2022	1,875	2,044,856
North Carolina (State of) Turnpike Authority;
Series 2017, Ref. Sr. Lien Triangle Expressway System RB (INS - AGM)(a)	5.00%	01/01/2024	1,150	1,301,041
Series 2017, Ref. Sr. Lien Triangle Expressway System RB	5.00%	01/01/2025	1,500	1,710,780
Series 2017, Ref. Sr. Lien Triangle Expressway System RB (INS-AGM)(a)	5.00%	01/01/2026	1,350	1,583,982
University of North Carolina at Chapel Hill; Series 2012, Floating Rate RB (1 mo. USD LIBOR + 0.40%)(b)(c)	2.07%	11/09/2022	10,000	9,980,000
				23,512,903

Ohio-2.24%

Allen (County of) (Catholic Healthcare Partners); Series 2010 B, Hospital Facilities RB	5.00%	09/01/2020	2,920	3,057,357
American Municipal Power, Inc. (AMP Fremont Energy Center); Series 2017 A, Ref. RB	5.00%	02/15/2027	5,000	6,008,000
American Municipal Power, Inc. (Combined Hydroelectric);
Series 2009 C, RB (b)(d)	5.00%	02/15/2020	2,850	2,939,347
Series 2018 A, RB (b)	2.25%	08/15/2021	2,500	2,509,325
Cleveland (City of);
Series 2006 A, Airport System RB (INS-AMBAC)(a)	5.25%	01/01/2021	3,980	4,221,626
Series 2011 A, Airport System RB	5.00%	01/01/2022	2,315	2,451,585
Franklin (County of) (OhioHealth Corp.); Series 2011 B, Ref. Hospital Facilities RB (b)	5.00%	05/15/2023	5,000	5,617,100
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB (b)(d)	5.75%	06/01/2021	250	272,170
Lancaster Port Authority; Series 2014, Ref. Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.72%)(b)(c)	2.39%	08/01/2019	11,000	11,001,980
Miami University (A State University of Ohio);
Series 2014, Ref. RB	5.00%	09/01/2023	1,465	1,669,704
Series 2017, Ref. RB	5.00%	09/01/2023	1,995	2,273,761
Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/2019	1,825	1,870,242
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2011 B-1, Ref. Hospital RB	5.00%	01/01/2024	1,000	1,057,520
Series 2017, Ref. Hospital Facilities RB	5.00%	01/01/2026	1,205	1,434,854
				46,384,571

Oklahoma-0.45%

Grand River Dam Authority; Series 2016 A, Ref. RB	5.00%	06/01/2024	2,500	2,900,025
Oklahoma (County of) Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB (d)	4.50%	09/01/2019	2,000	2,026,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma-(continued)

Oklahoma (State of) Development Finance Authority (Oklahoma State System of Higher Education);
Series 2009 A, Master Real Property Lease RB	4.00%	06/01/2020	$1,000	$1,005,810
Tulsa (County of) Industrial Authority (Broken Arrow Public Schools); Series 2016, Educational Facilities Lease RB	5.00%	09/01/2026	3,100	3,477,549
				9,410,184

Oregon-1.22%

Multnomah (County of); Series 2017, Limited Tax GO Bonds	5.00%	06/01/2023	7,045	8,002,627
Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB (b)(d)	5.00%	04/01/2019	500	501,315
Oregon (State of) Department of Transportation;
Series 2017 C, Sr. Ref. Lien Highway Tax RB	5.00%	11/15/2025	3,525	4,228,660
Series 2017 C, Sr. Ref. Lien Highway Tax RB	5.00%	11/15/2026	2,000	2,438,760
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/2029	1,000	1,072,620
Portland (City of) Community College District; Series 2013, Unlimited Tax GO Bonds	5.00%	06/15/2022	6,000	6,645,600
Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax CAB GO Bonds (CEP-Oregon School Bond Guaranty)(f)	0.00%	06/15/2023	2,500	2,298,850
				25,188,432

Pennsylvania-4.93%

Bethlehem (City of);
Series 2014, Ref. Gtd. Water RB (INS-BAM)(a)	5.00%	11/15/2020	1,475	1,553,765
Series 2014, Ref. Gtd. Water RB (INS-BAM)(a)	5.00%	11/15/2021	1,400	1,517,012
Commonwealth Financing Authority;
Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2025	5,500	6,354,260
Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2026	2,000	2,341,460
Delaware Valley Regional Financial Authority; Series 2018 B, Floating Rate RB (SIFMA Municipal Swap Index + 0.42%)(b)(c)	2.16%	09/01/2022	4,000	4,000,960
DuBois (City of) Hospital Authority (Penn Highlands Healthcare;
Series 2018, Ref. Hospital RB	5.00%	07/15/2020	500	521,310
Series 2018, Ref. Hospital RB	5.00%	07/15/2021	500	535,925
DuBois (City of) Hospital Authority (Penn Highlands Healthcare); Series 2018, Ref. Hospital RB	5.00%	07/15/2019	500	505,800
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2022	1,350	1,488,699
Series 2018 A, Ref. RB	5.00%	09/01/2023	1,050	1,185,566
Series 2018 A, Ref. RB	5.00%	09/01/2024	1,000	1,151,650
Series 2018 C, Floating Rate RB (SIFMA Municipal Swap Index + 0.72%)(b)(c)	2.46%	09/01/2023	4,700	4,703,055
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community);
Series 2012, Ref. RB	5.00%	11/15/2025	1,000	1,074,440
Montgomery (County of) Industrial Development Authority (PECO Energy Company);
Series 1994 A, Ref. RB (b)	2.55%	06/01/2020	5,000	4,996,850
Series 1999 A, Ref. RB (b)	2.50%	04/01/2020	6,000	5,996,760
Pennsylvania (Commonwealth of);
First Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	09/15/2026	5,000	5,947,650
First Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2028	1,690	1,974,697
Second Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	09/15/2028	2,455	2,894,322
Series 2018 A, Ref. COP	5.00%	07/01/2023	500	557,405
Series 2018 A, Ref. COP	5.00%	07/01/2025	500	573,720
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pittsburgh Medical Center); Series 2010 E, RB	5.00%	05/15/2021	7,285	7,566,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)

Pennsylvania (State of) Turnpike Commission;
Series 2009 B, Sub. RB (b)(d)	5.00%	06/01/2019	$3,550	$3,579,394
Series 2009 B, Sub. RB (b)(d)	5.25%	06/01/2019	2,500	2,522,200
Series 2011 A, RB	5.00%	12/01/2022	1,500	1,673,070
Series 2011 A, RB	5.00%	12/01/2023	1,500	1,713,060
Series 2013 B, Floating Rate RB (SIFMA Municipal Swap Index + 1.15%)(c)	2.89%	12/01/2019	3,300	3,305,874
Series 2014 B-1, Variable Rate RB (SIFMA Municipal Swap Index + 0.88%)(c)	2.62%	12/01/2020	5,100	5,125,296
Series 2018 A-1, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.43%)(c)	2.17%	12/01/2021	4,000	3,990,080
Philadelphia (City of);
Series 2009 A, Ref. Unlimited Tax GO Bonds (b)(d)	5.25%	08/01/2019	795	807,012
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS - AGC)(a)	4.50%	08/01/2020	2,150	2,174,166
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS - AGC)(a)	5.25%	08/01/2021	2,235	2,267,184
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS - AGC)(a)	5.25%	08/01/2022	4,470	4,534,010
Series 2010 A, Ref. Water & Wastewater RB (INS - AGM)(a)	5.00%	06/15/2019	1,000	1,009,130
Philadelphia (City of) Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2022	2,250	2,475,135
Series 2015, Ref. RB	5.00%	08/01/2023	4,000	4,508,080
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/2027	1,320	1,331,431
Pittsburgh Public School District; Series 2009 A, Limited Tax GO Bonds (INS-AGC)(a)	4.00%	09/01/2019	3,105	3,140,937
South Fork (Borough of) Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005 A, Ref. Hospital RB (b)(d)	6.00%	07/01/2020	500	527,560
				102,125,418

Rhode Island-0.53%

Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (b)(d)	6.13%	05/15/2019	500	504,500
Rhode Island Health & Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise);
Series 2009 B, Higher Education Facility RB (INS-AGC)(a)	5.25%	09/15/2029	1,265	1,286,846
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	2,435	2,698,516
Series 2015 A, Ref. RB	5.00%	06/01/2027	1,600	1,757,904
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,920	2,083,488
Series 2015 B, Ref. RB	2.25%	06/01/2041	2,700	2,702,376
				11,033,630

South Carolina-1.63%

Patriots Energy Group Financing Agency; Series 2018 A, Gas Supply RB (b)	4.00%	02/01/2024	8,000	8,560,560
Piedmont Municipal Power Agency; Series 2009 A-4, Ref. Electric RB	5.00%	01/01/2020	2,000	2,052,460
SCAGO Educational Facilities Corporation for Pickens School District; Series 2015, Ref. RB	5.00%	12/01/2026	2,250	2,613,443
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2012 B, Ref. RB	5.00%	10/01/2024	5,000	5,538,000
Series 2018 A, Hospital RB	5.00%	05/01/2025	1,500	1,728,675
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2013 A, Ref. Hospital RB (d)	5.00%	08/01/2021	1,300	1,402,388
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group);
Series 2018 A, Hospital RB	5.00%	05/01/2024	1,000	1,135,160
South Carolina Transportation Infrastructure Bank; Series 2012 A, Ref. RB	5.00%	10/01/2024	10,000	10,807,100
				33,837,786

South Dakota-0.32%

Rapid City (City of);
Series 2009, Water RB (h)	5.00%	11/01/2021	1,170	1,194,207
Series 2009, Water RB (h)	5.00%	11/01/2024	1,620	1,653,631
Series 2009, Water RB (h)	5.00%	11/01/2025	1,650	1,684,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Dakota-(continued)

South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB (b)(d)	5.00%	09/01/2020	$1,000	$1,048,860
South Dakota (State of) Health & Educational Facilities Authority (Sanford Health); Series 2009, RB	5.00%	11/01/2024	1,000	1,020,360
				6,601,197

Tennessee-1.22%

Greeneville (Town of) Health &Educational Facilities Board (Ballad Health);
Series 2018 A, Ref. Hospital RB	5.00%	07/01/2023	1,800	2,011,392
Series 2018 A, Ref. Hospital RB	5.00%	07/01/2024	2,000	2,234,720
Series 2018 A, Ref. Hospital RB	5.00%	07/01/2025	2,000	2,229,120
Memphis (City of) & Shelby (County of) Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/2022	2,165	2,319,105
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities
Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2020	860	887,313
Series 2012, Ref. & Improvement RB	5.00%	07/01/2021	885	929,790
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare);
Series 2017 A, RB	5.00%	05/01/2024	1,840	2,112,890
Tennessee Energy Acquisition Corp.;
Series 2006 A, Gas RB	5.25%	09/01/2021	4,385	4,682,391
Series 2017 A, Gas RB (b)	4.00%	05/01/2023	3,420	3,582,074
Series 2018, Gas RB (b)	4.00%	11/01/2025	4,000	4,238,560
				25,227,355

Texas-11.33%

Austin Convention Enterprises, Inc.;
Series 2017, Ref. First Tier Convention Center RB	5.00%	01/01/2022	350	378,690
Series 2017, Ref. First Tier Convention Center RB	5.00%	01/01/2025	500	567,350
Series 2017, Ref. Sub. Second Tier Convention Center RB	5.00%	01/01/2025	400	448,344
Bexar (County of) Metropolitan Water District;
Series 2009, Ref. Waterworks System RB (d)	5.00%	05/01/2019	2,500	2,513,750
Series 2009, Ref. Waterworks System RB (b)(d)	5.00%	05/01/2019	7,500	7,541,250
Central Texas Regional Mobility Authority; Series 2018, Sub. Lien RB	4.00%	01/01/2022	2,500	2,606,525
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	5.00%	08/15/2023	750	807,698
Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO Bonds (b)(d)	5.00%	08/15/2019	1,100	1,116,632
Denton Independent School District; Series 2015, Ref. Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	08/15/2024	6,685	7,781,942
Dickinson Independent School District; Series 2000, Ref. Unlimited Tax General Obligation Bonds (CEP-Texas Permanent School Fund)	6.00%	02/15/2028	11,370	13,850,138
Frisco Independent School District; Series 2016 A, Ref. School Building Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	08/15/2025	2,500	2,972,400
Galveston (City of); Series 2011, Ref. Wharves & Terminal RB	5.00%	02/01/2021	1,000	1,057,760
Grand Parkway Transportation Corp. (Tela Supported); Series 2018 B, Sub. Tier Toll RB (b)	5.00%	10/01/2023	5,000	5,646,450
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB (g)	1.45%	03/05/2019	6,500	6,500,000
Harris (County of) Metropolitan Transit Authority; Series 2017 B, Sales & Use Tax RB	5.00%	11/01/2025	3,040	3,635,840
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 B, Ref. Hospital Floating Rate RB (SIFMA Municipal Swap Index + 0.70%)(c)	2.44%	06/01/2019	2,065	2,068,221
Series 2014 B, Hospital Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(b)(c)	2.32%	12/01/2019	11,000	11,011,330
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Healthcare System);
Series 2013 A, Ref. Hospital RB	5.00%	12/01/2023	1,625	1,805,001
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/2019	485	496,000
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital);
Series 2009, Hospital RB	5.00%	10/01/2024	1,750	1,782,165
Series 2015, Floating Rate RB (1 mo. USD LIBOR + 0.85%)(b)(c)	2.54%	06/01/2020	5,000	5,023,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS-AGC)(a)	5.00%	05/15/2023	$1,500	$1,509,540
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/2021	535	564,008
Series 2013 A, Ref. RB	5.00%	06/01/2022	855	913,482
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB (b)(d)	5.00%	12/01/2019	4,000	4,100,680
Houston (City of);
Series 2014 C, Ref. First Lien Combined Utility System RB	5.00%	05/15/2024	3,685	4,264,503
Series 2016 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/2024	5,060	5,813,788
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.00%	03/01/2028	5,350	6,415,934
Series 2018 C, Ref. First Lien Combined Utility System Floating Rate RB (1 mo. USD LIBOR + 0.36%)(b)(c)	2.11%	08/01/2021	4,000	3,987,000
Houston Independent School District; Series 2016 A, Schoolhouse Limited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/2025	3,750	4,415,625
Katy (City of) Independent School District; Series 2015 C, Ref. Unlimited Tax GO Floating Rate Bonds (CEP -Texas Permanent School Fund) (1 mo. USD LIBOR + 0.55%)(b)(c)	2.22%	08/15/2019	17,600	17,602,112
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB(b)(d)	5.75%	08/15/2019	365	371,650
Leander Independent School District; Series 2014 D, Ref. Unlimited Tax CAB GO Bonds (CEP-Texas Permanent School Fund)(f)	0.00%	08/15/2027	5,675	4,472,751
Lower Colorado River Authority;
Series 2009, Ref. RB (b)(d)	5.25%	05/15/2019	45	45,318
Series 2014, Ref. RB	5.25%	05/15/2029	455	458,039
Lower Colorado River Authority (LCRA Transmission Services Corp.);
Series 2018, Ref. Transmission Contract RB	5.00%	05/15/2023	1,900	2,136,949
Series 2018, Ref. Transmission Contract RB	5.00%	05/15/2024	2,430	2,782,277
Lower Neches Valley Authority Industrial Development Corp. (Exxonmobil); Series 2010, VRD RB (g)	1.50%	11/01/2038	6,300	6,300,000
New Hope Cultural Education Facilities Corp. (CHF-Collegiate Housing College Station I, LLC-Texas A&M University); Series 2014 A, Student Housing RB (INS-AGM)(a)	4.00%	04/01/2020	325	331,003
North East Texas Regional Mobility Authority; Series 2016, Sr. Lien RB	5.00%	01/01/2026	1,870	2,165,909
North Fort Bend Water Authority; Series 2009, Water System RB (INS-AGC)(a)	5.00%	12/15/2024	2,000	2,050,900
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/2021	375	376,009
Series 2014 C, Ref. First Tier Floating Rate RB (SIFMA Municipal Swap Index + 0.67%)(b)(c)	2.41%	01/01/2020	9,600	9,595,680
Northside Independent School District (School Building); Series 2012, Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)(b)	1.75%	06/01/2022	3,270	3,231,839
Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS-AGC)(a)	5.00%	02/15/2024	5	5,012
San Antonio (City of);
Series 2012, Ref. Electric & Gas Systems RB	5.25%	02/01/2024	1,070	1,245,608
Series 2016, Ref. Electric & Gas Systems RB	5.00%	02/01/2023	6,500	7,318,155
Series 2018, Electric & Gas Systems RB	5.00%	02/01/2021	5,000	5,318,200
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2018 A, Ref. RB	5.00%	07/01/2024	1,850	2,116,548
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, Hospital RB (INS-AGC)(a)	5.00%	09/01/2022	595	604,187
Series 2009 A, Hospital RB (INS-AGC)(a)	5.00%	09/01/2024	1,280	1,299,264
Texas (State of) Water Development Board (State Water Implementation Revenue Fund);
Series 2018 A, RB	5.00%	10/15/2022	2,500	2,791,250
Series 2018 A, RB	5.00%	10/15/2024	2,500	2,926,300
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	5,300	6,131,093
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2019	3,500	3,579,170
Series 2012, Gas Supply RB	5.00%	12/15/2021	5,485	5,879,810
Series 2012, Gas Supply RB	5.00%	12/15/2022	500	546,360
Series 2012, Gas Supply RB	5.00%	12/15/2023	8,050	8,854,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)

Texas Public Finance Authority; Series 2018 A, Unlimited GO Bonds	5.00%	10/01/2023	$5,000	$5,719,350
Texas State University Board of Regents;
Series 2017 A, Ref. Financing System RB	5.00%	03/15/2023	2,150	2,426,640
Series 2017 A, Ref. Financing System RB	5.00%	03/15/2024	4,000	4,624,680
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, Hospital RB (d)	5.00%	07/01/2021	1,285	1,378,188
University of Texas System Board of Regents; Series 2010, Ref. Financing System RB	5.00%	08/15/2021	5,340	5,771,579
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB (b)(d)	5.00%	09/01/2019	900	914,742
Series 2009, Tax Increment Allocation Contract RB (b)(d)	5.10%	09/01/2019	1,455	1,479,546
Series 2009, Tax Increment Allocation Contract RB (b)(d)	5.38%	09/01/2019	450	458,195
				234,904,384

Utah-0.22%

Utah (County of) (IHC Health Services, Inc.); Series 2018 B, Hospital RB (b)	5.00%	08/01/2024	4,000	4,489,400

Virgin Islands–0.40%

Virgin Islands (Government of) Public Finance Authority;
Series 2015, RB (e)	5.00%	09/01/2022	2,220	2,372,825
Series 2015, RB (e)	5.00%	09/01/2023	1,500	1,627,050
Series 2015, RB (e)	5.00%	09/01/2024	1,650	1,807,641
Series 2015, RB (e)	5.00%	09/01/2025	1,500	1,660,185
Virgin Islands (Government of) Water & Power Authority; Series 2010 B, Electric System RB (INS-AGM)(a)	5.00%	07/01/2022	780	810,014
				8,277,715

Virginia-1.84%

Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Co.);
Series 2009 A, Ref. PCR	5.00%	05/01/2023	500	502,285
Norfolk (City of); Series 2017, Ref. Water RB	5.00%	11/01/2022	10,000	11,189,800
Virginia (State of) College Building Authority (21st Century College and Equipment Programs);
Series 2015 A, Educational Facilities RB	5.00%	02/01/2024	4,075	4,704,384
Virginia Commonwealth Transportation Board;
Series 2016, Federal Transportation Grant Anticipation RB	5.00%	03/15/2024	1,500	1,738,965
Series 2016, Federal Transportation Grant Anticipation RB	5.00%	09/15/2024	1,015	1,190,057
Series 2017 A, Transportation Capital Project RB	5.00%	05/15/2024	5,395	6,278,323
Series 2017, Ref. Federal Transportation Grant Anticipation RB	5.00%	09/15/2023	5,000	5,727,350
Series 2017, Transportation Capital Project RB	5.00%	05/15/2025	5,640	6,704,550
				38,035,714

Washington-2.10%

Cowlitz (County of) (Cowlitz Sewer Operating Board—Wastewater Treatment); Series 2002, Ref. Special Sewer RB (INS-NATL)(a)	5.50%	11/01/2019	900	922,212
Energy Northwest (Columbia Generating Station); Ref. Electric RB	5.00%	07/01/2023	2,500	2,689,200
Energy Northwest (Project #3); Series 2018 C, Ref. Electric RB	5.00%	07/01/2023	4,000	4,549,560
Everett (City of); Series 2014, Ref. Limited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.40%)(b)(c)	2.14%	06/01/2019	5,415	5,415,596
Seattle (City of); Series 2015 A, Ref. Limited Tax GO Bonds	5.00%	06/01/2023	4,000	4,545,480
Seattle (Port of); Series 2015 B, Ref. RB	5.00%	03/01/2022	1,205	1,318,559
Washington (State of) Economic Development Finance Authority (Waste Management, Inc.);
Series 2008, Solid Waste Disposal RB (e)	2.13%	06/01/2020	3,000	2,989,800
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, Floating Rate RB (SIFMA Municipal Swap Index + 1.40%)(b)(c)	3.14%	01/01/2025	5,650	5,746,276
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center); Series 2017, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.67%)(b)(c)	2.77%	07/01/2022	5,000	5,061,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)

Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/2020	$500	$526,615
Washington (State of) Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB (b)(d)	5.38%	04/01/2019	1,050	1,052,972
Series 2010 A, Ref. RB (d)	5.00%	04/01/2019	1,810	1,814,615
Washington (State of) Tobacco Settlement Authority;
Series 2018, Ref. RB	5.00%	06/01/2023	2,500	2,757,375
Series 2018, Ref. RB	5.00%	06/01/2024	3,750	4,126,537
				43,516,597

West Virginia-0.90%

Mason (County of) (Appalachian Power Co.); Series 2003 L, PCR	2.75%	10/01/2022	2,500	2,505,400
West Virginia (State of) Economic Development Authority; Ref. Limited Obligation Lottery RB	5.00%	06/15/2027	5,610	6,804,481
West Virginia (State of) Economic Development Authority (Appalachian Power Co. - Amos);
Series 2008 C, Ref. PCR	3.25%	05/01/2019	5,255	5,260,465
West Virginia (State of) University; Series 2014 C, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.53%)(b)(c)	2.27%	10/01/2019	4,000	4,000,600
				18,570,946

Wisconsin-0.72%

Wisconsin (State of); Series 2017-1, Transportation RB	5.00%	07/01/2025	3,790	4,507,523
Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group);
Series 2018 B-3, Ref. RB (b)	5.00%	01/31/2024	2,495	2,834,969
Series 2018 C-1, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.35%)(b)(c)	2.09%	07/28/2021	5,000	4,978,450
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group);
Series 2009 C, RB	5.00%	04/01/2019	750	751,860
Series 2009 C, RB (b)(d)	5.00%	04/01/2019	750	751,942
Wisconsin (State of) Health & Educational Facilities Authority (Marquette University); Series 2008 B-3, RB	4.00%	10/01/2019	1,145	1,159,335
				14,984,079

Wyoming-0.11%

Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/2026	1,200	1,218,636
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. Power Supply RB (INS - BAM)(a)	5.00%	01/01/2024	1,000	1,131,830
				2,350,466
TOTAL INVESTMENTS IN SECURITIES(j)-100.27% (Cost $2,044,773,811)				2,078,038,515
OTHER ASSETS LESS LIABILITIES – (0.27)%				(5,580,544)
NET ASSETS - 100.00%				$2,072,457,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Limited Term Municipal Income Fund

Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
CPI	– Consumer Price Index
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SIFMA	– Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
Sr.	– Senior
Sub.	– Subordinated
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $17,941,296, which represented less than 1% of the Fund’s Net Assets.

(f)	Zero coupon bond issued at a discount.
(g)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(h)	Security subject to crossover refunding.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Assured Guaranty Municipal Corp.	5.8%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $2,044,773,811)	$2,078,038,515

Cash	1,060,816

Receivable for:
Investments sold	2,085,000

Fund shares sold	2,191,409

Interest	18,604,095

Investment for trustee deferred compensation and retirement plans	227,872

Other assets	85,617

Total assets	2,102,293,324

Liabilities:
Payable for:
Investments purchased	25,692,984

Dividends	1,198,530

Fund shares reacquired	1,935,652

Accrued fees to affiliates	559,183

Accrued trustees’ and officers’ fees and benefits	7,674

Accrued other operating expenses	186,169

Trustee deferred compensation and retirement plans	255,161

Total liabilities	29,835,353

Net assets applicable to shares outstanding	$2,072,457,971

Net assets consist of:
Shares of beneficial interest	$2,073,159,118

Distributable earnings	(701,147)

$2,072,457,971

Net Assets:
Class A	$1,033,140,377

Class A2	$52,006,635

Class C	$95,673,847

Class Y	$677,051,229

Class R5	$2,811,632

Class R6	$211,774,251

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	91,870,379

Class A2	4,622,112

Class C	8,511,344

Class Y	60,241,124

Class R5	250,286

Class R6	18,846,002

Class A:
Net asset value per share	$11.25

Maximum offering price per share
(Net asset value of $11.25 ÷ 97.50%)	$11.54

Class A2:
Net asset value per share	$11.25

Maximum offering price per share
(Net asset value of $11.25 ÷ 99.00%)	$11.36

Class C:
Net asset value and offering price per share	$11.24

Class Y:
Net asset value and offering price per share	$11.24

Class R5:
Net asset value and offering price per share	$11.23

Class R6:
Net asset value and offering price per share	$11.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$60,526,671

Expenses:
Advisory fees	5,071,605

Administrative services fees	432,388

Custodian fees	30,285

Distribution fees:
Class A	2,443,415

Class C	2,404,715

Transfer agent fees — A, A2, C and Y	1,739,736

Transfer agent fees — R5	7,897

Transfer agent fees — R6	32,585

Trustees’ and officers’ fees and benefits	50,537

Registration and filing fees	198,500

Reports to shareholders	152,598

Professional services fees	102,649

Other	169,268

Total expenses	12,836,178

Less: Expense offset arrangement(s)	(1,112)

Net expenses	12,835,066

Net investment income	47,691,605

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(12,801))	(16,750,111)

Futures contracts	798,714

(15,951,397)

Change in net unrealized appreciation (depreciation) of Investment securities	18,409,994

Net realized and unrealized gain	2,458,597

Net increase in net assets resulting from operations	$50,150,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018

Operations:
Net investment income	$47,691,605	$46,131,092

Net realized gain (loss)	(15,951,397)	(7,696,500)

Change in net unrealized appreciation (depreciation)	18,409,994	(15,635,824)

Net increase in net assets resulting from operations	50,150,202	22,798,768

Distributions to shareholders from distributable earnings(1):
Class A	(20,416,390)	(19,489,858)

Class A2	(1,260,107)	(1,285,499)

Class C	(3,162,192)	(3,413,701)

Class Y	(16,188,721)	(17,866,592)

Class R5	(203,638)	(214,732)

Class R6	(4,500,235)	(391,264)

Total distributions to shareholders from distributable earnings	(45,731,283)	(42,661,646)

Share transactions–net:
Class A	(17,752,621)	(217,475,031)

Class A2	(5,646,483)	(14,112,643)

Class C	(209,049,185)	(83,579,383)

Class Y	(61,464,077)	(57,071,914)

Class R5	(7,353,609)	(569,342)

Class R6	44,009,167	168,297,902

Net increase (decrease) in net assets resulting from share transactions	(257,256,808)	(204,510,411)

Net increase (decrease) in net assets	(252,837,889)	(224,373,289)

Net assets:
Beginning of year	2,325,295,860	2,549,669,149

End of year	$2,072,457,971	$2,325,295,860

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Limited Term Municipal Income Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of six different classes of shares: Class A, Class A2, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

34                         Invesco Limited Term Municipal Income Fund

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.30%
Over $500 million up to and including $1 billion	0.25%
Over $1 billion	0.20%

35                         Invesco Limited Term Municipal Income Fund

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.23%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 1.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $102,025 and $197 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $140,566, $0 and $5,358 from Class A, Class A2 and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

36                         Invesco Limited Term Municipal Income Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$798,714
Total	$798,714

The table below summarizes the four month average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$51,863,645

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Fund engaged in securities purchases of $330,851,992 and securities sales of $347,498,932, which resulted in net realized gains (losses) of $(12,801).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,112.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income – tax-exempt	$45,731,283	$42,661,646
Total distributions	$45,731,283	$42,661,646

37                         Invesco Limited Term Municipal Income Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$6,103,545

Net unrealized appreciation - investments	33,767,686

Temporary book/tax differences	(223,104)

Capital loss carryforward	(40,349,274)

Shares of beneficial interest	2,073,159,118

Total net assets	$2,072,457,971

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to book to tax accretion differences and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$22,557,214	$17,792,060	$40,349,274

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $840,584,347 and $1,104,125,248, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$35,118,678

Aggregate unrealized (depreciation) of investments	(1,350,992)

Net unrealized appreciation of investments	$33,767,686

Cost of investments for tax purposes is $2,044,270,829.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2019, undistributed net investment income was decreased by $42,079, undistributed net realized gain (loss) was increased by $24,109 and shares of beneficial interest was increased by $17,970. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	33,312,882	$372,772,646	27,900,934	$317,089,285
Class A2	73,268	820,916	689,094	7,853,213
Class C	3,184,940	35,591,148	9,704,662	110,250,801
Class Y	31,143,144	347,963,046	49,052,104	556,104,940
Class R5	610,874	6,821,354	263,724	2,997,331
Class R6	9,077,349	101,404,114	15,359,959	173,353,027

38                         Invesco Limited Term Municipal Income Fund

	Summary of Share Activity

	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	1,415,181	15,828,220	1,306,796	14,825,623

Class A2	81,419	910,624	88,188	1,001,546

Class C	238,764	2,667,374	262,498	2,976,711

Class Y	932,204	10,418,898	991,637	11,246,297

Class R5	2,996	33,467	3,410	38,556

Class R6	358,122	4,002,470	34,218	383,812

Reacquired:
Class A	(36,335,835)	(406,353,487)	(48,436,602)	(549,389,939)

Class A2	(659,840)	(7,378,023)	(2,023,437)	(22,967,402)

Class C	(22,111,553)	(247,307,707)	(17,347,674)	(196,806,895)

Class Y	(37,607,728)	(419,846,021)	(55,160,963)	(624,423,151)

Class R5	(1,276,877)	(14,208,430)	(317,613)	(3,605,229)

Class R6	(5,499,370)	(61,397,417)	(484,276)	(5,438,937)

Net increase (decrease) in share activity	(23,060,060)	$(257,256,808)	(18,113,341)	$(204,510,411)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/19	$11.22	$0.24	$0.02	$0.26	$(0.23)	$11.25	2.38%	$1,033,140	0.63	%(d)	0.63	%(d)	2.17	%(d)	45%
Year ended 02/28/18	11.31	0.21	(0.10)	0.11	(0.20)	11.22	0.93	1,048,359	0.62		0.62		1.86		20
Year ended 02/28/17	11.57	0.21	(0.27)	(0.06)	(0.20)	11.31	(0.51)	1,274,653	0.60		0.60		1.79		29
Year ended 02/29/16	11.62	0.24	(0.04)	0.20	(0.25)	11.57	1.76	1,183,160	0.61		0.61		2.14		13
Year ended 02/28/15	11.59	0.31	0.04	0.35	(0.32)	11.62	3.06	942,344	0.63		0.63		2.67		15
Class A2
Year ended 02/28/19	11.22	0.27	0.02	0.29	(0.26)	11.25	2.64	52,007	0.38	(d)	0.38	(d)	2.42	(d)	45
Year ended 02/28/18	11.31	0.24	(0.11)	0.13	(0.22)	11.22	1.18	57,533	0.37		0.37		2.11		20
Year ended 02/28/17	11.58	0.23	(0.27)	(0.04)	(0.23)	11.31	(0.35)	72,115	0.35		0.35		2.04		29
Year ended 02/29/16	11.63	0.27	(0.04)	0.23	(0.28)	11.58	2.02	93,226	0.36		0.36		2.39		13
Year ended 02/28/15	11.61	0.34	0.03	0.37	(0.35)	11.63	3.23	91,972	0.38		0.38		2.92		15
Class C
Year ended 02/28/19	11.21	0.16	0.02	0.18	(0.15)	11.24	1.61	95,674	1.38	(d)	1.38	(d)	1.42	(d)	45
Year ended 02/28/18	11.30	0.13	(0.11)	0.02	(0.11)	11.21	0.18	304,861	1.37		1.37		1.11		20
Year ended 02/28/17	11.56	0.12	(0.26)	(0.14)	(0.12)	11.30	(1.26)	390,826	1.35		1.35		1.04		29
Year ended 02/29/16	11.62	0.16	(0.06)	0.10	(0.16)	11.56	0.91	264,598	1.36		1.36		1.39		13
Year ended 02/28/15	11.59	0.22	0.04	0.26	(0.23)	11.62	2.30	91,977	1.38		1.38		1.92		15
Class Y
Year ended 02/28/19	11.21	0.27	0.02	0.29	(0.26)	11.24	2.64	677,051	0.38	(d)	0.38	(d)	2.42	(d)	45
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	737,222	0.37		0.37		2.11		20
Year ended 02/28/17	11.56	0.23	(0.26)	(0.03)	(0.23)	11.30	(0.27)	801,182	0.35		0.35		2.04		29
Year ended 02/29/16	11.61	0.27	(0.04)	0.23	(0.28)	11.56	2.02	674,461	0.36		0.36		2.39		13
Year ended 02/28/15	11.58	0.34	0.04	0.38	(0.35)	11.61	3.32	375,156	0.38		0.38		2.92		15
Class R5
Year ended 02/28/19	11.21	0.27	0.01	0.28	(0.26)	11.23	2.54	2,812	0.38	(d)	0.38	(d)	2.42	(d)	45
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	10,237	0.37		0.37		2.11		20
Year ended 02/28/17	11.57	0.23	(0.27)	(0.04)	(0.23)	11.30	(0.33)	10,893	0.35		0.35		2.04		29
Year ended 02/29/16	11.62	0.28	(0.05)	0.23	(0.28)	11.57	2.06	16,076	0.31		0.31		2.44		13
Year ended 02/28/15	11.59	0.34	0.04	0.38	(0.35)	11.62	3.34	14,216	0.36		0.36		2.94		15

39                         Invesco Limited Term Municipal Income Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R6
Year ended 02/28/19	$11.21	$0.28	$0.02	$0.30	$(0.27)	$11.24	2.71%	$211,774	0.30	%(d)	0.30	%(d)	2.50	%(d)	45%
Year ended 02/28/18(e)	11.30	0.22	(0.10)	0.12	(0.21)	11.21	1.10	167,084	0.29	(f)	0.29	(f)	2.19	(f)	20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $977,366, $54,029, $240,472, $693,267 , $8,903 and $186,765 for Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Commencement date of April 4, 2017 for Class R6 Shares.
(f)	Annualized.

40                         Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Limited Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

41                         Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,015.40	$3.15	$1,021.67	$3.16	0.63%
Class A2	1,000.00	1,016.60	1.90	1,022.91	1.91	0.38
Class C	1,000.00	1,011.60	6.88	1,017.95	6.90	1.38
Class Y	1,000.00	1,016.60	1.90	1,022.91	1.91	0.38
Class R5	1,000.00	1,015.70	1.90	1,022.91	1.91	0.38
Class R6	1,000.00	1,017.00	1.55	1,023.26	1.56	0.31

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

42                         Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43                         Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] - 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman,Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St.Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli - 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson - 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

			N/A	N/A

T-3                         Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. ( formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Limited Term Municipal Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	LTMI-AR-1	04252019	1440

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Municipal Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.78%
Class C Shares	2.08
Class Y Shares	3.11
Investor Class Shares	2.88
Class R6 Shares	3.18
S&P Municipal Bond Index▼ (Broad Market Index)	4.03
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	4.49
Lipper General Municipal Debt Funds Index⬛ (Peer Group Index)	3.75
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018. During the fiscal year, investment grade municipals returned 4.13% and high yield municipals returned 6.96%.1 This strong performance included investment grade municipals returning 1.30% and high yield municipals returning 1.22% for the first two months of 2019.1

    The first half of the fiscal year began with supportive technical conditions (supply and demand balances) in place as new issuance of municipal bonds totaled $187 billion – down 8% from the same time period in 2017.2 However, fund flows into the municipal bond market remained positive, totaling $6.5 billion from March through August 2018.3 The high yield municipal bond market outperformed the investment grade bond segment, led by strong performance of tobacco bonds and improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring.

    Municipal bonds withstood headwinds from interest rate movements that had the 10-year US Treasury yield breaching 3.00% in April 2018.4 During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate four times: in March, June, September and December 2018.5 This series of anticipated rate hikes reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

    In September 2018, market conditions weakened in stark contrast to the first half of the fiscal year, and thus, exposed the municipal bond market to more sensitivity relating to the month’s sell-off in US Treasuries. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. The municipal yield curve continued to steepen, showing confidence in strong gross domestic product growth, as well as rising concern that an impending trade war between the US and China could increase inflation pressures.

    As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in valuations for Tobacco Master Settlement Agreement (Tobacco MSA) bonds, primarily below investment grade securities. Meanwhile, year-end demand for yield and coupon payments caused the municipal bond asset class to end 2018 on a strong note.

    The Fed’s dovish stance to begin calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Additionally, the US government shutdown, which lasted a total of 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Despite these challenges, the municipal market performed positively as technical conditions continued to provide tailwinds, driven particularly by the insatiable demand for maturities (10 years and shorter) from US retail separately managed accounts (SMAs).

    Flows into the municipal bond asset class were positive for six of the 12 months covered by the fiscal year. With slowing economic growth and the Fed’s interest rate policy detour, investor demand for municipal securities spiked, bringing record net inflows of more than $18.9 billion for the first two months of 2019.3

    At the close of the fiscal year, we believed municipal fundamentals remained strong and ramifications of the Tax Cuts and Jobs Act of 2017 had not

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	81.6%
Pre-Refunded Bonds	10.0
General Obligation Bonds	8.1
Other	0.3

Top Five Debt Holdings
	% of total net assets

1.	New Jersey (State of ) Transportation Trust Fund Authority	2.0%
2.	Chicago (City of) Metropolitan Water Reclamation District	1.5
3.	New York (City of) Municipal Water Finance Authority; Series 2012 FF	1.4
4.	Chicago (City of)	1.3
5.	New York (City of) Transitional Finance Authority	1.3

Total Net Assets	$2.8 billion

Total Number of Holdings	860

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2019.

4	Invesco Municipal Income Fund

yet been fully realized. As a result, we believe demand for tax-exempt investments from retail investors could continue as taxes become front of mind.

During the fiscal year, security selection in the dedicated tax sector contributed to the Fund’s performance relative to its style-specific benchmark. Security selection in bonds rated just below investment grade also significantly contributed to relative return. On a state level, security selection in Wisconsin domiciled bonds also added to the Fund’s relative performance.

Security selection in and overweight allocation to the pre-refunded bonds sector detracted from the Fund’s performance relative to its style-specific benchmark over the fiscal year. Security selection in and underweight exposure to investment grade issues also detracted from the Fund’s relative performance. On a state level, security selection in Texas holdings was a slight detractor from the Fund’s relative return.

During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or 0tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: FactSet Research Systems Inc.

2 Source: The Bond Buyer

3 Source: Strategic Insight

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is
manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

John (Jack) Connelly Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                          Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/09

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.74%
10 Years	5.13
5 Years	2.81
1 Year	-1.62

Class C Shares*
Inception (8/13/93)	3.83%
10 Years	4.79
5 Years	2.94
1 Year	1.09

Class Y Shares
Inception (8/12/05)	3.92%
10 Years	5.86
5 Years	3.97
1 Year	3.11

Investor Class Shares
10 Years	5.65%
5 Years	3.82
1 Year	2.88

Class R6 Shares
10 Years	5.64%
5 Years	3.83
1 Year	3.18
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Investor Class shares incepted on July 15, 2013. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.72%
10 Years	5.71
5 Years	3.28
1 Year	–4.05

Class C Shares
Inception (8/13/93)	3.33%
10 Years	5.36
5 Years	3.40
1 Year	–1.50

Class Y Shares
Inception (8/12/05)	3.87%
10 Years	6.43
5 Years	4.46
1 Year	0.48

Investor Class Shares
10 Years	6.23%
5 Years	4.31
1 Year	0.33

Class R6 Shares
10 Years	6.22%
5 Years	4.29
1 Year	0.53

results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class and Class R6 shares was 1.10%, 1.85%, 0.85%, 1.03% and 0.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                          Invesco Municipal Income Fund

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y and Investor Class shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.

8	Invesco Municipal Income Fund

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                          Invesco Municipal Income Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–112.69%(a)

Alabama–1.75%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group); Series 2016 B, Ref. RB	5.00%	11/15/2046	$11,790	$13,011,208
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS - AGM)(b)	5.00%	09/01/2039	2,725	3,039,083
Series 2014 A, Limited Special Tax GO Wts. (INS - AGM)(b)	5.00%	09/01/2044	2,725	3,027,639
Auburn University; Series 2011 A, General Fee RB (c)(d)	5.00%	06/01/2021	1,000	1,074,550
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB (c)(d)	6.00%	06/01/2019	1,000	1,010,430
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2035	4,200	4,597,068
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB (e)	5.00%	01/01/2042	10,005	11,024,710
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB (f)	5.50%	01/01/2043	900	637,911
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB (e)	5.00%	09/01/2046	6,000	7,024,020
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/2020	3	0
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/2033	4,100	4,205,042
				48,651,661

Alaska–0.73%

Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB	5.00%	10/01/2040	1,250	1,323,938
Series 2011 A, RB	5.50%	10/01/2041	3,000	3,227,010
Alaska Municipal Bond Bank Authority; Series 2017 A, Master Resolution RB (e)	5.50%	10/01/2042	9,000	10,580,940
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center); Series 2009, Lease RB (c)(d)	6.00%	09/01/2019	5,000	5,107,255
				20,239,143

Arizona–2.81%

Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB	5.25%	03/01/2039	5,000	5,286,150
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB (g)	5.25%	07/01/2047	4,500	4,634,730
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, Education RB (g)	5.50%	07/01/2036	5,840	6,104,201
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, Education RB (g)	5.75%	07/15/2048	3,150	3,303,720
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	1,000	1,033,200
Series 2010, RB	5.13%	05/15/2040	2,150	2,221,939
Glendale (City of) Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2032	2,560	2,615,962
Series 2017, Ref. RB	5.00%	11/15/2036	2,200	2,221,472
Goodyear (City of); Series 2010, Sub. Lien Water & Sewer RB	5.63%	07/01/2039	1,000	1,048,690
Maricopa (County of) Industrial Development Authority (Paradise Schools); Series 2016, Ref. Education RB (g)	5.00%	07/01/2036	2,500	2,586,575
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/2039	600	604,500
Series 2009, Education RB	7.13%	01/01/2045	1,240	1,250,032
Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, Education RB (c)(d)	6.30%	07/01/2021	1,000	1,104,400
Series 2012, Education RB (c)(d)	6.40%	07/01/2021	400	442,668
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB (g)	6.50%	07/01/2034	1,095	1,195,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Arizona–(continued)

Phoenix (City of) Industrial Development Authority (Rowan University);
Series 2012, Lease RB	5.25%	06/01/2034	$3,000	$3,262,320
Series 2012, Lease RB	5.00%	06/01/2042	5,000	5,338,800
Pima (County of) Industrial Development Authority (American Leadership Academy);
Series 2017, Education Facility RB (g)	4.75%	06/15/2037	2,000	1,963,900
Series 2017, Education Facility RB (g)	5.00%	06/15/2047	5,000	4,895,850
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.00%	05/01/2034	1,000	1,089,860
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB (g)	5.25%	07/01/2048	5,000	4,745,500
Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/2040	1,925	2,005,619
Pinal (County of) Electric District No. 3; Series 2011, Ref. Electrical System RB (c)(d)	5.25%	07/01/2021	2,000	2,163,520
Salt Verde Financial Corp.; Series 2007, Sr. Gas RB	5.00%	12/01/2037	8,615	10,203,089
University Medical Center Corp.; Series 2009, Hospital RB (c)(d)	6.00%	07/01/2019	1,250	1,267,925
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds (g)	6.00%	07/15/2027	2,000	2,130,580
Series 2013 B, Unlimited Tax GO Bonds (g)	5.70%	07/15/2029	775	812,053
Series 2013 B, Unlimited Tax GO Bonds (g)	6.00%	07/15/2033	710	744,847
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System);
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2025	1,000	1,080,400
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/2026	500	539,545
				77,897,469

Arkansas–0.34%

Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB	5.00%	03/01/2034	1,825	1,825,000
Little Rock (City of); Series 2009, Library Construction & Improvement Limited Tax GO Bonds	4.60%	03/01/2024	1,495	1,495,000
Pulaski (County of) Public Facilities Board; Series 2014, Healthcare RB	5.00%	12/01/2042	5,530	5,981,359
				9,301,359

California–10.48%

Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB (c)(d)	5.38%	04/01/2021	735	795,167
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, Toll Bridge RB (e)	5.00%	04/01/2056	12,000	13,392,480
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds (h)	0.00%	08/01/2031	40	27,986
Big Bear Lake (City of); Series 1996, Ref. Water RB (INS-NATL)(b)	6.00%	04/01/2022	1,240	1,311,536
California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.);
Series 2006 A, Tobacco Settlement CAB Sub. RB (h)	0.00%	06/01/2046	20,000	3,286,800
California (State of);
Series 2002, Unlimited Tax GO Bonds	6.00%	04/01/2019	3,500	3,511,830
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/2040	250	258,123
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	5,000	5,368,200
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2036	5,000	5,476,450
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB (c)(d)	6.00%	07/01/2019	5,000	5,073,700
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (c)(d)	5.25%	07/01/2020	500	524,700
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	5.00%	11/15/2056	3,000	3,304,530
California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB (c)(d)	5.50%	02/01/2020	1,000	1,036,400
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB (c)(d)	5.00%	01/01/2022	1,250	1,373,825
Series 2011, RB (c)(d)	5.75%	01/01/2022	450	503,226
Series 2011, RB	5.00%	01/01/2028	275	295,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, Sr.Lien RB (i)	5.00%	12/31/2047	$12,550	$13,856,455
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB (g)(i)	5.00%	07/01/2030	3,160	3,360,502
Series 2012, Water Furnishing RB (g)(i)	5.00%	07/01/2037	6,955	7,295,030
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Ref. RB (g)	5.00%	07/01/2039	5,250	5,885,775
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	2,500	2,799,125
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	2,000	2,052,280
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (g)	5.00%	06/01/2046	3,000	3,169,440
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2016 A, RB (g)	5.00%	12/01/2041	6,475	6,843,945
Series 2016 A, RB (g)	5.25%	12/01/2056	6,150	6,541,878
California (State of) Statewide Communities Development Authority (Methodist Hospital);
Series 2009, RB (c)(d)	6.25%	08/01/2019	1,650	1,681,746
California (State of) Statewide Communities Development Authority (Pooled Financing Program);
Series 2004 A, Water & Wastewater RB (c)(d)	5.25%	10/01/2013	270	270,772
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB (g)	6.25%	11/15/2019	110	112,844
Series 2009, Senior Living RB (g)	6.63%	11/15/2024	2,000	2,056,740
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS -NATL)(b)(h)	0.00%	08/01/2029	1,585	1,171,711
Clovis Unified School District (Election of 2012); Series 2015 D, Unlimited Tax CAB GO Bonds (h)	0.00%	08/01/2033	3,270	1,882,016
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGM)(b)(h)	0.00%	08/01/2039	1,000	444,360
Earlimart School District; Series 1994 1, Unlimited Tax GO Bonds (INS-AMBAC)(b)	6.70%	08/01/2021	205	218,376
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds (h)	0.00%	08/01/2032	5,030	3,271,512
Series 2009 A, Unlimited Tax CAB GO Bonds (h)	0.00%	08/01/2033	4,185	2,594,993
Golden State Tobacco Securitization Corp.; Series 2018 A-2, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	5,000	4,826,600
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS-AGM)(b)	5.00%	08/01/2026	2,000	2,466,160
Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS-AGM)(b)(h)	0.00%	08/01/2034	1,500	875,760
Inland Empire Tobacco Securitization Authority; Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB (h)	0.00%	06/01/2036	25,000	7,570,500
Lancaster (City of) Redevelopment Agency (Combined Redevelopment Areas); Series 2009, Tax Allocation RB (c)(d)	6.50%	08/01/2019	2,000	2,040,840
Long Beach Unified School District (Election of 2008);
Series 2009, Unlimited Tax GO Bonds (c)(d)	5.75%	08/01/2019	4,695	4,777,773
Series 2009, Unlimited Tax GO Bonds	5.75%	08/01/2033	305	310,124
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2017, Sub. RB (i)	5.00%	05/15/2046	6,000	6,624,060
Series 2018 A, Sub. RB (e)(i)(j)	5.25%	05/15/2048	12,000	13,776,120
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2031	1,500	1,519,905
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/2029	3,000	3,032,640
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC)(b)(h)	0.00%	08/01/2035	3,260	1,827,295
Morongo Band of Mission Indians (The); Series 2018 A, Economic Development RB (g)	5.00%	10/01/2042	4,800	5,084,496
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv. CAB GO Bonds (k)	6.25%	08/01/2043	6,965	5,987,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS -AGM)(b)	5.63%	10/01/2034	$1,500	$1,532,385
Oakland (Port of); Series 2012 P, Ref. Sr. Lien RB (i)	5.00%	05/01/2028	2,000	2,172,080
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(b)(h)	0.00%	08/01/2037	1,170	598,151
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(b)(h)	0.00%	08/01/2038	4,770	2,329,668
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(b)(h)	0.00%	08/01/2039	5,010	2,332,105
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(b)(h)	0.00%	08/01/2040	5,260	2,334,335
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(b)(h)	0.00%	08/01/2041	5,520	2,337,278
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, Unlimited Tax CAB GO Bonds (h)	0.00%	08/01/2035	1,500	846,225
Regents of the University of California;
Series 2009 O, General RB (c)(d)	5.25%	05/15/2019	500	503,814
Series 2009 O, General RB (c)(d)(e)	5.75%	05/15/2019	13,775	13,893,603
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/2024	2,500	2,539,400
Riverside (City of); Series 2008 D, Electric RB (INS -AGM)(b)	5.00%	10/01/2038	5,600	5,615,232
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2044	2,500	2,725,975
Sacramento (County of); Series 2010, Sr. Airport System RB	5.00%	07/01/2040	4,300	4,469,764
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	6.25%	12/01/2020	1,000	1,067,010
Series 2011, RB	6.50%	12/01/2021	2,000	2,221,840
Series 2011, RB	6.50%	12/01/2022	2,000	2,218,080
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds (c)(d)(e)	5.25%	08/01/2019	7,500	7,618,575
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds (k)	6.63%	07/01/2041	6,250	5,195,562
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2011 C, Ref. Second Series RB (i)	5.00%	05/01/2023	10,000	10,646,700
Series 2019 A, Ref. Second Series RB (i)	5.00%	05/01/2039	5,000	5,769,850
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2009 D, Tax Allocation RB (c)(d)	6.00%	08/01/2019	1,000	1,018,650
San Joaquin (County of) Transportation Authority (Measure K); Series 2011 A, Limited Sales Tax RB (c)(d)	5.25%	03/01/2021	1,500	1,609,965
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	5,000	5,393,100
San Jose (City of);
Series 2011 A-1, Airport RB (i)	5.25%	03/01/2026	2,730	2,902,181
Series 2011 A-1, Airport RB (i)	6.25%	03/01/2034	2,500	2,695,550
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds (k)	6.63%	08/01/2042	1,410	1,274,443
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.38%	09/01/2029	2,530	2,720,130
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, Tobacco Settlement CAB Turbo RB (h)	0.00%	06/01/2036	22,000	7,978,740
Series 2007 A, Tobacco Settlement CAB Turbo RB (h)	0.00%	06/01/2041	5,000	1,308,200
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, Unlimited Tax CAB GO Bonds (h)	0.00%	08/01/2026	1,250	1,050,950
Vernon (City of);
Series 2009 A, Electric System RB (c)(d)	5.13%	08/01/2019	510	517,594
Series 2009 A, Electric System RB	5.13%	08/01/2021	1,105	1,118,603
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL)(b)(h)	0.00%	08/01/2027	7,865	6,352,954
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS-AGC)(b)	5.50%	09/01/2034	1,000	1,018,720
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS -AGM)(b)(h)	0.00%	08/01/2024	3,570	3,187,046
				290,883,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–2.59%

Amber Creak Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	5.13%	12/01/2047	$1,075	$1,062,949
Belleview Station Metropolitan District No. 2;
Series 2017, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,017,890
Series 2017, Ref. Limited Tax GO Bonds	5.13%	12/01/2046	2,375	2,413,166
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. Special Tax Allocation RB (g)	5.00%	12/01/2037	3,000	3,047,820
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 A, Hospital RB	5.00%	11/15/2048	5,000	5,610,100
Colorado (State of) Health Facilities Authority (The Evangelical Lutheran Good Samaritan Society); Series 2013, RB	5.63%	06/01/2043	2,500	2,714,500
Series 2017, Ref. Hospital RB	5.00%	06/01/2047	3,500	3,752,770
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes); Series 2017, RB	5.00%	12/31/2056	6,250	6,675,312
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.50%	01/15/2030	2,400	2,486,808
Series 2010, Private Activity RB	6.00%	01/15/2041	2,650	2,719,510
Colorado Springs (City of); Series 2010 D-1, Utilities System RB (c)(d)	5.25%	11/15/2020	1,000	1,060,500
Denver (City & County of); Series 2018 A, Ref. Sub. Airport System RB (e)(i)	5.25%	12/01/2043	15,000	17,295,750
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB (i)	5.00%	10/01/2032	5,000	5,315,700
Denver (City of) Convention Center Hotel Authority; Series 2016, Ref. Sr. RB	5.00%	12/01/2040	2,500	2,692,750
Leyden Rock Metropolitan District No. 10; Series 2016 A, Limited Tax GO Bonds	5.00%	12/01/2045	1,250	1,258,588
Neu Towne Metropolitan District; Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.38%	12/01/2046	3,000	3,013,860
Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.50%	11/15/2038	6,255	8,775,890
University of Colorado; Series 2009 A, Enterprise RB (c)(d)	5.25%	06/01/2019	1,075	1,084,546
				71,998,409

Connecticut–1.12%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS-ACA)(b)(i)	6.60%	07/01/2024	1,000	1,002,850
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB (b)(i)	5.50%	04/01/2021	3,000	3,186,180
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford, Inc.); Series 2016 A, Healthcare Facilities RB (g)	5.00%	09/01/2046	2,500	2,542,150
Series 2016 A, Healthcare Facilities RB (g)	5.00%	09/01/2053	1,700	1,711,611
Connecticut (State of) Health & Educational Facilities Authority (Duncaster, Inc.); Series 2014 A, RB	5.00%	08/01/2035	1,000	1,037,850
Series 2014 A, RB	5.00%	08/01/2044	5,000	5,156,800
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB	5.00%	07/01/2026	1,000	1,063,870
Series 2011 A, RB	5.00%	07/01/2041	5,700	5,987,166
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/2041	5,000	5,304,250
Hamden (Town of) (Whitney Center); Series 2009 C, RB (d)	5.50%	01/01/2022	1,000	944,200
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB (c)(d)	7.88%	04/01/2020	3,000	3,197,460
				31,134,387

Delaware–0.04%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/2031	1,050	1,092,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

District of Columbia–3.65%
District of Columbia;
Series 2006 B-1, Ballpark RB (INS-NATL)(b)	5.00%	02/01/2031	$10,655	$10,674,498
Series 2009 A, Sec. Income Tax RB (e)	5.00%	12/01/2023	10,715	10,977,410
Series 2009 A, Sec. Income Tax RB (e)	5.25%	12/01/2027	6,860	7,039,595
Series 2009 B, Ref. Sec. Income Tax RB (e)	5.00%	12/01/2024	4,285	4,389,940
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB (c)(d)	6.38%	03/01/2021	2,700	2,916,918
Series 2011, RB (c)(d)	6.63%	03/01/2021	1,100	1,205,875
District of Columbia (Georgetown University);
Series 2017, Ref. RB (c)(d)	5.00%	04/01/2042	1,180	1,434,892
Series 2017, Ref. RB	5.00%	04/01/2042	7,125	7,960,121
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2052	2,250	2,268,135
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB (c)(d)	6.38%	10/01/2019	2,200	2,259,466
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 A, Asset-Backed CAB RB (h)	0.00%	06/15/2046	25,000	3,834,250
Metropolitan Washington Airports Authority;
Series 2016 A, Ref. Airport System RB (i)	5.00%	10/01/2034	5,295	5,999,182
Series 2018 A, Ref. RB (i)	5.00%	10/01/2043	15,800	17,798,068
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, Dulles Toll Road CAB RB (INS-AGM)(b)(h)	0.00%	10/01/2037	17,565	8,376,573
Series 2014 A, Ref. Sr. Lien Dulles Toll Road RB	5.00%	10/01/2053	13,710	14,175,866
				101,310,789

Florida–4.57%

Broward (County of); Series 2015 A, Airport System RB (i)	5.00%	10/01/2045	5,030	5,518,564
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB (g)	5.00%	07/01/2037	2,765	2,829,065
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/2020	3,000	3,119,550
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB (g)	7.25%	05/15/2026	1,000	991,220
Series 2014 A, Continuing Care Community RB (g)	7.75%	05/15/2035	2,500	2,457,525
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/2042	3,250	3,662,912
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (c)	5.95%	07/01/2020	60	63,350
Florida (State of) Mid-Bay Bridge Authority; Series 1991 A, RB (c)	6.88%	10/01/2022	2,085	2,288,996
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	5,000	5,314,700
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, Educational Facilities RB (g)	6.00%	06/15/2035	2,935	3,027,452
Highlands (County of) Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, Sr. Living RB	6.00%	04/01/2038	6,000	6,142,920
Hillsborough (County of) Aviation Authority (Tampa International Airport); Series 2018 E, RB (e)(i)	5.00%	10/01/2048	15,000	16,818,000
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/2042	6,500	6,931,665
Miami (City of); Series 2009, Ref. Parking System RB (INS-AGC)(b)	5.00%	10/01/2034	500	508,495
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,070,711
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,101,670
Miami-Dade (County of);
Series 2009 C, Professional Sports Franchise Facility Tax RB (c)(d)	5.75%	10/01/2019	550	563,068
Series 2010 B, Aviation RB (INS-AGM)(b)	5.00%	10/01/2035	1,205	1,256,586
Series 2010, Water & Sewer System RB (c)(d)	5.00%	10/01/2020	4,500	4,735,530
Series 2012 A, Ref. Aviation RB (i)	5.00%	10/01/2030	2,000	2,166,100
Series 2012 B, Ref. Sub. Special Obligation RB (INS - AGM)(b)	5.00%	10/01/2035	3,800	4,152,336
Series 2017 B, Ref. Aviation RB (i)	5.00%	10/01/2040	6,000	6,686,820
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida–(continued)
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (c)(d)	5.63%	06/01/2019	$1,000	$1,009,780
Series 2009, Public Facilities RB (c)(d)	5.75%	06/01/2019	775	782,812
Miami-Dade (County of) (Miami International Airport);
Series 2010, Aviation RB (c)(d)	5.38%	10/01/2020	2,455	2,597,758
Series 2010, Aviation RB	5.38%	10/01/2035	650	683,131
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2018 A, RB (e)	5.00%	04/01/2053	9,000	9,938,880
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS-AGM)(b)	5.00%	07/01/2035	3,350	3,482,258
Orange (County of) Health Facilities Authority (Orlando Health Obligated Group); Series 2019 A, RB	5.00%	10/01/2047	10,000	11,167,300
Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB (c)(d)	5.00%	07/01/2020	625	652,569
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2018 B, Ref. PCR	5.00%	03/15/2042	3,830	4,270,029
Reunion East Community Development District;
Series 2005, Special Assessment RB (f)	5.80%	05/01/2036	197	2
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	240	239,242
Sunrise (City of); Series 1998, Ref. Utility System RB (c)(d)	5.20%	10/01/2020	1,725	1,782,167
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2016, Health Facility RB	5.00%	12/01/2055	4,500	4,792,815
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS-NATL)(b)	6.00%	10/01/2029	3,000	4,002,450
				126,808,428

Georgia–2.00%
Atkinson & Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC);
Series 2009, RB (c)(d)	5.25%	06/01/2019	1,000	1,008,880
Atlanta (City of);
Series 2009 A, Water & Wastewater RB (c)(d)	6.00%	11/01/2019	2,000	2,058,020
Series 2009 B, Water & Wastewater RB (c)(d)	5.25%	11/01/2019	980	1,003,638
Series 2009 B, Water & Wastewater RB (c)(d)	5.38%	11/01/2019	980	1,004,431
Series 2009 B, Water & Wastewater RB (INS-AGM)(b)	5.25%	11/01/2034	520	531,466
Series 2009 B, Water & Wastewater RB (INS-AGM)(b)	5.38%	11/01/2039	520	531,716
Series 2010 C, Ref. General Airport RB	5.25%	01/01/2030	1,500	1,587,690
Series 2010 C, Ref. General Airport RB (INS-AGM)(b)	5.25%	01/01/2030	1,500	1,589,070
Series 2010 C, Ref. General Airport RB	6.00%	01/01/2030	1,000	1,075,580
Series 2015, Ref. Water & Wastewater RB (e)	5.00%	11/01/2040	18,420	20,554,510
DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/2019	600	614,160
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2009 A-2, Retirement Community RB (c)(d)	6.38%	11/15/2019	700	722,561
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS-AGM)(b)	5.50%	07/01/2034	1,000	1,009,730
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.); Series 2009, RAC (c)(d)	5.00%	08/01/2019	2,000	2,027,360
Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB (g)	5.88%	06/15/2047	1,680	1,682,553
Series 2017 A, RB (g)	6.00%	06/15/2052	1,530	1,534,774
Main Street Natural Gas, Inc.; Series 2019 A, RB	5.00%	05/15/2043	3,000	3,256,410
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB (g)	5.00%	11/01/2037	5,250	5,587,260
Rockdale (County of) Development Authority (Pratt Paper (GA), LLC); Series 2018, Ref. RB (g)(i)	4.00%	01/01/2038	6,200	6,218,042
Savannah (City of) Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB (INS-AGM)(b)	5.50%	06/15/2035	1,020	1,065,625
Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC (c)(d)	5.13%	11/02/2020	750	792,262
				55,455,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–0.04%

Guam (Territory of) Power Authority; Series 2010 A, RB (c)(d)	5.00%	10/01/2020	$1,100	$1,158,102

Hawaii–0.50%

Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.25%	11/15/2037	1,250	1,361,275
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2009, Special Purpose RB	6.50%	07/01/2039	2,000	2,033,020
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. Special Purpose RB (i)	3.25%	01/01/2025	4,500	4,571,640
Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2012, Ref. Special Purpose Senior Living RB	5.13%	11/15/2032	1,500	1,639,755
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds (c)(d)(e)	5.25%	04/01/2019	4,120	4,131,618
				13,737,308

Illinois–12.15%

Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB (c)	5.60%	01/01/2023	1,610	1,611,063
Bolingbrook (Village of); Series 2005, Sales Tax Conv. CAB RB (k)	6.25%	01/01/2024	940	916,857
Chicago (City of);
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2032	3,300	3,561,855
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	1,500	1,608,540
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2039	5,000	5,387,200
Series 2011 A, Sales Tax RB (c)(d)	5.00%	01/01/2022	1,000	1,090,620
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	2,674	2,675,721
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2044	1,905	2,072,259
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2034	4,440	4,770,824
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2035	2,000	2,144,720
Series 2017 A, Ref. Unlimited Tax GO Bonds	6.00%	01/01/2038	8,500	9,565,135
Series 2017 A, Second Lien Wastewater Transmission RB (INS-AGM)(b)	5.25%	01/01/2042	2,000	2,245,720
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, Tax Increment Allocation Revenue COP (g)	7.00%	01/15/2029	3,244	3,244,853
Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA /GNMA Collateralized MFH RB (CEP -GNMA)(i)	6.13%	02/20/2042	1,325	1,326,047
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	384	280,669
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB (i)	5.50%	01/01/2032	5,000	5,503,700
Series 2014 A, Ref. Second Lien RB (i)	5.00%	01/01/2041	2,725	2,942,428
Chicago (City of) (O’Hare International Airport);
Series 2012 B, Ref. Sr. Lien General Airport RB (i)	5.00%	01/01/2030	5,000	5,335,750
Series 2016 C, Ref. Sr. Lien General Airport RB	5.00%	01/01/2037	2,500	2,775,975
Series 2017 D, Sr. Lien General Airport RB	5.25%	01/01/2036	4,600	5,284,480
Series 2017 D, Sr. Lien General Airport RB (e)(i)	5.00%	01/01/2042	2,500	2,741,225
Series 2017 D, Sr. Lien General Airport RB (e)(i)	5.00%	01/01/2047	7,500	8,173,725
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. Tax Increment Allocation Revenue COP	7.13%	03/15/2022	1,484	1,484,223
Chicago (City of) Board of Education;
Series 2017 H, Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2036	5,750	5,951,307
Series 2018 C, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2023	3,000	3,175,200
Series 2018 D, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2046	3,000	3,046,020
Series 2018 E, Educational Purpose TAN, Floating Rate (1 mo. USD LIBOR + 0.67%)(g)(l)	2.63%	03/29/2019	2,000	2,000,000
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds (e)	5.00%	12/01/2024	15,000	16,244,250
Series 2015 A, Unlimited Tax GO Green Bonds (e)	5.00%	12/01/2044	12,000	13,149,480
Series 2015 C, Limited Tax GO Green Bonds (e)	5.00%	12/01/2027	6,805	7,794,991
Series 2015 C, Limited Tax GO Green Bonds (e)	5.00%	12/01/2028	4,000	4,572,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB (e)(j)	5.25%	12/01/2036	$12,000	$12,688,560
Series 2014, Sales Tax Receipts RB	5.00%	12/01/2044	8,195	8,881,495
Cook County School District No. 122 (Ridgeland); Series 2000, Unlimited Tax CAB GO Bonds (c)(h)	0.00%	12/01/2020	4,050	3,926,232
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	552	528,626
Illinois (State of);
Series 1991, Civic Center RB (INS-AMBAC)(b)	6.25%	12/15/2020	955	986,238
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2031	2,775	2,840,434
Series 2013, Unlimited Tax GO Bonds	5.25%	07/01/2031	4,000	4,183,040
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/2033	2,650	2,760,929
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2039	4,710	4,786,443
Series 2018 A, Unlimited Tax GO Bonds	6.00%	05/01/2028	10,235	11,920,295
Illinois (State of) Department of Central Management Services; Series 1999, COP (INS-NATL)(b)	5.85%	07/01/2019	390	391,217
Illinois (State of) Finance Authority; Series 2009, RB (c)(d)	6.13%	05/15/2019	85	85,740
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	6.00%	03/01/2038	2,500	2,500,000
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/2039	1,865	2,052,973
Series 2014 A, RB	5.00%	09/01/2042	1,290	1,413,982
Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB (c)(d)	6.00%	04/01/2021	1,000	1,086,430
Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB (c)	6.25%	04/15/2022	825	880,061
Series 1992 C, RB (c)	6.25%	04/15/2022	945	1,008,069
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.00%	05/15/2022	1,535	1,572,531
Series 2012, Ref. RB	5.50%	05/15/2027	2,250	2,340,608
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB (c)(d)(e)	5.38%	08/15/2019	1,000	1,016,650
Series 2009 A, RB (c)(d)(e)	5.75%	08/15/2019	2,000	2,036,640
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 B, RB	5.63%	05/15/2020	871	825,085
Series 2016, RB	2.00%	05/15/2055	203	10,030
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.75%	08/15/2033	2,000	2,085,360
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	5.00%	05/15/2037	1,050	1,070,654
Series 2015, Ref. RB	5.25%	05/15/2045	2,355	2,432,715
Illinois (State of) Finance Authority (Resurrection Health Care Corp.);
Series 2009, Ref. RB (c)(d)	6.13%	05/15/2019	2,785	2,809,787
Illinois (State of) Finance Authority (Riverside Health System);
Series 2009, RB (c)(d)	6.25%	11/15/2019	1,205	1,243,235
Series 2009, RB	6.25%	11/15/2035	795	817,912
Illinois (State of) Finance Authority (Rosalind Franklin University Research Building); Series 2017, RB	5.00%	08/01/2049	2,450	2,614,297
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	1,025	1,096,371
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	7,320,982
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (c)(d)	5.38%	03/01/2020	1,000	1,036,390
Illinois (State of) Finance Authority (The Carle Foundation);
Series 2011 A, RB	5.75%	08/15/2034	1,000	1,078,950
Series 2011 A, RB (INS-AGM)(b)	6.00%	08/15/2041	650	705,965
Series 2011 A, RB	6.00%	08/15/2041	4,000	4,344,400
Illinois (State of) Finance Authority (University of Chicago Medical); Series 2009 D-1, VRD RB (LOC - PNC Bank N.A.)(l)(m)	1.56%	08/01/2043	1,850	1,850,000
Illinois (State of) Finance Authority (University of Chicago); Series 2015 A, RB (e)	5.00%	10/01/2040	10,000	11,260,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, Ref. Dedicated State Tax Conv. CAB RB (INS-NATL)(b)(k)	5.65%	06/15/2022	$16,340	$17,897,692
Series 2002, Ref. Dedicated State Tax Conv. CAB RB (c)(k)	5.65%	06/15/2022	1,755	1,970,444
Series 2002, Ref. Dedicated State Tax RB (c)	5.65%	06/15/2022	1,905	2,142,096
Series 2012 A, RB	5.00%	06/15/2042	3,175	3,246,088
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS - AGM)(b)	5.25%	06/15/2031	2,630	2,924,928
Series 2014, Ref. RB (INS - AGM)(b)	5.25%	06/15/2032	2,395	2,657,396
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB (e)	5.00%	01/01/2038	8,000	8,701,040
Series 2015 A, RB (e)	5.00%	01/01/2040	14,190	15,850,230
McHenry (County of) Special Service Area (Wonder Lake Dredging); Series 2010, Special Tax RB	6.50%	03/01/2030	3,820	3,911,298
Northern Illinois University;
Series 2011, Ref. Auxiliary Facilities System RB (INS-AGM)(b)	5.50%	04/01/2026	2,000	2,066,420
Series 2011, Ref. Auxiliary Facilities System RB (INS-AGM)(b)	5.25%	04/01/2028	2,000	2,060,280
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB (f)	5.80%	03/01/2037	1,500	165,000
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/2021	1,000	1,069,820
Series 2010, RB (c)(d)	6.00%	06/01/2021	10,000	10,941,500
Series 2017, RB	5.00%	06/01/2026	8,000	9,360,000
Sales Tax Securitization Corp.; Unsec. Bonds	5.25%	01/01/2043	5,000	5,607,000
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II);
Series 2005, Special Tax RB (f)	6.25%	03/01/2035	958	431,100
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.13%	04/01/2036	1,000	1,044,580
				337,214,055

Indiana–1.77%

Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/2041	11,000	11,735,680
Series 2016 A, First Lien Wastewater Utility Green RB (INS-NATL)(b)	5.00%	10/01/2046	15,000	16,627,500
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, Health Facilities RB	5.50%	04/01/2041	4,555	4,855,994
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2032	1,220	1,223,892
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	2,500	2,465,375
Northern Indiana Commuter Transportation District;
Series 2016, Limited Obligation RB	5.00%	07/01/2035	1,700	1,917,923
Series 2016, Limited Obligation RB	5.00%	07/01/2041	1,500	1,662,630
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB (i)	6.75%	01/01/2034	1,500	1,716,735
Whiting (City of) (BP Products North America); Series 2014, Environmental Facilities Floating Rate RB
(SIFMA Municipal Swap Index + 0.75%) (d)(i)(n)	2.49%	12/02/2019	7,000	7,005,460
				49,211,189

Iowa–2.24%

Ames (City of) (Mary Greeley Medical Center);
Series 2011, Hospital RB (c)(d)	5.25%	06/15/2020	7,000	7,311,430
Series 2011, Hospital RB (c)(d)	5.50%	06/15/2020	1,000	1,047,640
Series 2011, Hospital RB (c)(d)	5.63%	06/15/2020	1,500	1,573,830
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB (e)(j)	5.00%	06/01/2019	10,175	10,259,249
Series 2009 A, Special Obligation RB (e)(j)	5.00%	06/01/2027	9,300	9,377,004
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB (g)	5.88%	12/01/2027	6,795	7,160,639
Series 2013, Ref. Midwestern Disaster Area RB (d)	5.25%	12/01/2037	8,140	8,671,461
Iowa (State of) Finance Authority (Iowa Health System); Series 2008 A, Health Facilities RB (c)(d)	5.25%	08/15/2019	1,500	1,524,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)

Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	5.00%	05/15/2043	$4,760	$4,967,155
Iowa (State of) Tobacco Settlement Authority;
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	2,690	2,685,266
Series 2005 E, Asset-Backed CAB RB (h)	0.00%	06/01/2046	50,000	5,398,500
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB (i)	5.70%	12/01/2027	2,145	2,232,065
				62,208,389

Kansas–0.70%

Kansas (State of) Development Finance Authority (Adventist Health System);
Series 2009, Hospital RB (c)(d)	5.50%	11/15/2019	35	35,892
Series 2009, Hospital RB	5.50%	11/15/2029	1,465	1,500,790
Kansas (State of) Development Finance Authority (University of Kansas Health System);
Series 2011 H, Health Facilities RB	5.38%	03/01/2029	1,000	1,032,970
Series 2011 H, Health Facilities RB	5.00%	03/01/2034	1,000	1,027,510
Series 2011 H, Health Facilities RB	5.13%	03/01/2039	2,000	2,054,480
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.25%	07/01/2044	2,000	2,220,460
Lenexa (City of) (Lakeview Village, Inc.); Series 2018 A, Ref. Health Care Facilities RB	5.00%	05/15/2039	1,500	1,546,755
Wichita (City of) (Kansas Masonic Home); Series 2016 II-A, Health Care Facilities RB	5.38%	12/01/2046	4,940	5,131,178
Wichita (City of) (Presbyterian Manors, Inc.); Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	1,500	1,594,575
Wyandotte (County of) & Kansas City (City of) Unified Government;
Series 2009 A, Utility System RB	5.00%	09/01/2029	2,000	2,000,000
Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2044	1,180	1,301,517
				19,446,127

Kentucky–2.82%

Christian (County of) (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. Hospital RB	5.38%	02/01/2036	3,000	3,243,240
Series 2016, Ref. Hospital RB	5.50%	02/01/2044	5,000	5,350,750
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2017 B, RB	5.00%	08/15/2046	4,500	4,862,205
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Series 2017 A, Ref. RB (INS-AGM)(b)	5.00%	12/01/2045	12,000	13,170,720
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, Sr. RB	5.00%	07/01/2037	1,700	1,830,679
Series 2015 A, Sr. RB	5.00%	07/01/2040	2,620	2,761,480
Series 2015 A, Sr. RB	5.00%	01/01/2045	14,260	14,826,692
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. Hospital RB	5.00%	06/01/2045	8,950	9,440,192
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB (c)(d)	6.50%	06/01/2020	3,200	3,388,640
Kentucky (State of) Property & Building Commission (No. 93); Series 2009, Ref. RB (INS-AGC)(b)	5.25%	02/01/2028	340	340,901
Kentucky (State of) Public Energy Authority; Series 2018 B, Gas Supply RB (d)	4.00%	01/01/2025	6,000	6,442,020
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.);
Series 2013 A, Health System RB	5.75%	10/01/2042	5,870	6,545,461
Paducah (City of) Electric Plant Board; Series 2009 A, RB (c)(d)	5.25%	04/01/2019	6,000	6,016,680
				78,219,660

Louisiana–2.27%

Caddo & Bossier (Parishes of) Port Commission; Series 2011, Ref. Utility RB (c)(d)	5.00%	04/01/2021	550	586,960
East Baton Rouge (Parish of) Industrial Development Board (ExxonMobil); Series 2010 A, VRD Gulf Opportunity Zone RB (l)	1.56%	08/01/2035	1,526	1,526,000
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center);
Series 2011 A, Ref. Hospital RB (c)(d)	5.38%	01/01/2021	400	426,072
Series 2011 A, Ref. Hospital RB (c)(d)	6.00%	01/01/2021	3,000	3,227,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Louisiana–(continued)
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities-Housing & Parking); Series 2010, RB (c)(d)	5.00%	10/01/2020	$1,000	$1,052,340

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB (c)(d)	5.38%	04/01/2019	1,000	1,002,910

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (c)(d)	5.50%	02/01/2020	1,500	1,552,515

Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB (c)	6.00%	07/01/2029	1,600	1,621,888

Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB (c)(d)	5.50%	05/15/2026	1,010	1,245,835

Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana State University Nicholson Gateway); Series 2016, Lease RB	5.00%	07/01/2051	12,400	13,243,448

New Orleans (City of);
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2044	605	644,270

Series 2015, Sewerage Service RB	5.00%	06/01/2040	3,000	3,232,290

Series 2015, Sewerage Service RB	5.00%	06/01/2045	4,000	4,270,520

Series 2015, Water System RB	5.00%	12/01/2040	3,000	3,237,840

Series 2015, Water System RB	5.00%	12/01/2045	5,500	5,878,400

New Orleans (City of) Aviation Board (Parking Facilities Corp. Consolitdated Garage System); Series 2018 A, RB (INS-AGM)(b)	5.00%	10/01/2048	5,000	5,606,000

Regional Transit Authority; Series 2010, Sales Tax RB (INS-AGM)(b)	5.00%	12/01/2030	2,580	2,714,470

Terrebonne (Parish of); Series 2011 ST, Sales & Use Tax RB (c)(d)	5.00%	04/01/2021	2,645	2,825,548

Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2035	8,500	9,213,660

				63,108,166

Maryland–1.88%
Baltimore (City of); Series 2017, Ref. Convention Center Hotel RB	5.00%	09/01/2042	2,500	2,706,550

Baltimore (City of) (East Baltimore Research Park); Series 2017, Ref. Special Obligation RB	5.00%	09/01/2038	1,650	1,738,638

Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.25%	01/01/2031	3,175	3,502,692

Series 2011 A, RB	6.13%	01/01/2036	4,000	4,353,680

Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB (c)(d)	6.13%	01/01/2021	4,250	4,584,007

Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy);
Series 2017 A, RB (g)	5.13%	07/01/2037	1,265	1,265,329

Series 2017 A, RB (g)	5.25%	07/01/2047	4,295	4,201,713

Series 2017 A, RB (g)	5.38%	07/01/2052	1,530	1,510,018

Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB (c)(d)	6.00%	07/01/2021	1,000	1,096,390

Series 2016, Ref. RB	5.00%	07/01/2047	5,000	5,489,350

Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health);
Series 2011, RB	5.00%	08/15/2041	5,000	5,313,500

Series 2017 A, RB	5.00%	05/15/2042	5,000	5,505,650

Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/2020	2,000	2,003,440

Maryland Economic Development Corp. (Terminal); Series 2010 B, RB (c)(d)	5.75%	06/01/2020	1,460	1,533,788

Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB (c)(d)	5.38%	06/01/2020	1,030	1,077,329

Prince Georges (County of), Maryland (Collington Episcopal Life Care Community, Inc.);
Series 2017, Ref. RB	5.25%	04/01/2037	2,000	2,101,940

Series 2017, Ref. RB	5.25%	04/01/2047	4,035	4,199,063

				52,183,077

Massachusetts–2.20%
Boston (City of) Water & Sewer Commission; Series 1993 A, Sr. RB (INS-NATL)(b)	5.25%	11/01/2019	595	609,351

Massachusetts (State of) Bay Transportation Authority; Series 2016 A, Ref. CAB Sales Tax RB (h)	0.00%	07/01/2031	13,000	8,847,020

Massachusetts (State of) College Building Authority; Series 2009 A, RB (c)(d)	5.50%	05/01/2019	1,000	1,006,320

Massachusetts (State of) Development Finance Agency; Series 2019 A, Ref. RB	5.00%	07/01/2044	4,000	4,407,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (Care Group);
Series 2016 I, Ref. RB	5.00%	07/01/2036	$3,000	$3,324,210

Series 2016 I, Ref. RB	5.00%	07/01/2038	2,045	2,250,931

Massachusetts (State of) Development Finance Agency (Caregroup);
Series 2018 J-2, RB	5.00%	07/01/2043	4,100	4,525,744

Series 2018 J-2, RB	5.00%	07/01/2048	5,000	5,489,300

Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB (c)(d)	5.75%	05/01/2019	2,000	2,013,440

Massachusetts (State of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	8,000	8,650,800

Massachusetts (State of) Development Finance Agency (International Charter School);
Series 2015, Ref. RB	5.00%	04/15/2040	2,000	2,090,660

Massachusetts (State of) Development Finance Agency (Lawrence General Hospital);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	1,049,970

Series 2017, Ref. RB	5.00%	07/01/2047	3,000	3,138,120

Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS-AGM)(b)	5.25%	07/01/2033	750	804,030

Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/2042	1,050	1,102,101

Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB (c)(d)	6.75%	01/01/2021	1,000	1,089,580

Massachusetts (State of) Development Finance Agency (Umass Memorial);
Series 2011 H, RB (c)(d)	5.50%	07/01/2021	950	1,030,798

Series 2011 H, RB	5.50%	07/01/2031	50	53,467

Massachusetts (State of) Health & Educational Facilities Authority (Harvard University); Series 1999 R, VRD RB (l)	1.40%	11/01/2049	3,900	3,900,000

Massachusetts (State of) Port Authority;
Series 2019 A, Ref. RB (i)	5.00%	07/01/2039	4,000	4,610,200

Series 2019 A, Ref. RB (i)	5.00%	07/01/2040	1,000	1,147,830

				61,141,072

Michigan–2.05%
Detroit (City of); Series 2006 B, Second Lien Water Supply System RB (c)(d)	6.25%	07/01/2019	1,000	1,014,980

Michigan (State of) Building Authority (Facilities Program); Series 2011 I-A, Ref. RB	5.00%	10/15/2029	500	537,750

Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	9,000	9,786,060

Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center); Series 2018, RB	5.00%	11/01/2043	2,500	2,837,925

Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. Sr. Lien Local Government Loan Program RB	5.00%	07/01/2044	2,720	2,880,099

Series 2014 C-6, Ref. Sr. Lien Local Government Loan Program RB	5.00%	07/01/2033	1,355	1,491,638

Series 2014 D-1, Ref. Local Government Loan Program RB (INS-AGM)(b)	5.00%	07/01/2037	2,000	2,201,220

Series 2014 D-2, Ref. Local Government Loan Program RB (INS-AGM)(b)	5.00%	07/01/2027	4,000	4,538,480

Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	1,355	1,513,928

Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,242,160

Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB (i)	7.50%	01/01/2021	540	532,640

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	5,000	4,926,250

Oakland University Board of Trustees;
Series 2016, General RB	5.00%	03/01/2041	5,000	5,504,000

Series 2016, General RB	5.00%	03/01/2047	2,500	2,732,350

Summit Academy North;
Series 2016, Ref. Public School Academy RB	5.00%	11/01/2031	3,000	2,985,900

Series 2016, Ref. Public School Academy RB	5.00%	11/01/2035	3,255	3,133,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Michigan–(continued)
Wayne (County of) Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB (i)	5.00%	12/01/2032	$1,500	$1,639,440

Series 2012 B, RB (i)	5.00%	12/01/2037	1,500	1,632,705

Series 2012 D, Ref. RB (i)	5.00%	12/01/2028	2,500	2,745,575

				56,876,754

Minnesota–0.56%

Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS-AGC)(b)	5.00%	02/15/2030	1,060	1,086,754

Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2047	5,615	5,946,117

St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB (c)(d)	5.75%	07/01/2019	2,000	2,026,400

St. Paul (City of) Housing & Redevelopment Authority (Fairview Health Services); Series 2017 A, Ref. Health Care System RB	5.00%	11/15/2047	3,000	3,308,970

St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.75%	09/01/2046	2,000	2,102,960

Woodbury (City of) Housing & Redevelopment Authority (St. Therese of Woodbury); Series 2014, RB	5.25%	12/01/2049	1,000	1,023,280

				15,494,481

Mississippi–0.98%

Mississippi Business Finance Corp. (Chevron U.S.A., Inc.);
Series 2010 I, VRD Gulf Opportunity Zone IDR (l)	1.60%	12/01/2030	4,000	4,000,000

Series 2010 I, VRD Gulf Opportunity Zone IDR (l)	1.60%	11/01/2035	12,000	12,000,000

Mississippi Business Finance Corp. (Chevron USA, Inc.);
Series 2007 A, VRD Gulf Opportunity Zone RB (l)	1.56%	12/01/2030	3,300	3,300,000

Series 2011 G, VRD Gulf Opportunity Zone IDR (l)	1.60%	11/01/2035	3,200	3,200,000

Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	1,240	1,242,406

West Rankin Utility Authority; Series 2018, RB (INS - AGM)(b)	5.00%	01/01/2048	3,000	3,314,850

				27,057,256

Missouri–2.64%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension); Series 2009, Mass Transit Sales Tax RB (INS-AGC)(b)	5.00%	10/01/2039	2,000	2,034,440

Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB (c)(d)	5.75%	06/01/2019	2,150	2,171,414

Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2024	5,990	6,504,961

Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community
Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB (g)	5.00%	04/01/2046	1,150	1,129,852

Kansas City (City of) Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, Tax Allocation RB (g)	5.00%	02/01/2040	1,500	1,540,680

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.25%	05/15/2042	2,250	2,359,755

Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital);
Series 2009, RB (c)(d)	5.63%	05/15/2019	2,075	2,091,434

Series 2009, RB	5.63%	05/15/2039	425	428,349

Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Service); Series A, RB	5.00%	02/01/2042	3,000	3,186,510

Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2010, Senior Living Facilities RB	5.50%	02/01/2042	950	964,611

Series 2016, Ref. Senior Living Facilities RB	5.00%	02/01/2046	4,000	4,164,160

Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	3,200	3,391,648

Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2017 C, Ref. Health Facilities RB (e)	5.00%	11/15/2042	25,000	28,088,750

Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation- Supported Tax RB	5.13%	12/01/2031	3,325	3,327,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Missouri–(continued)
St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	4.38%	11/15/2035	$ 2,250	$ 2,285,910

St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2013 A, Senior Living Facilities RB	5.88%	09/01/2043	1,750	1,871,800

St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2018
A, Senior Living Facilities RB	5.13%	09/01/2048	7,500	7,649,625

				73,191,326

Montana–0.14%
Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	5.25%	05/15/2047	2,645	2,717,473

Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011 A, Hospital RB (c)(d)	5.75%	01/01/2021	1,000	1,072,820

				3,790,293

Nebraska–0.74%
Central Plains Energy Project (No. 3);
Series 2012, Gas RB (o)	5.00%	09/01/2032	4,900	5,261,277

Series 2017 A, Ref. Gas RB	5.00%	09/01/2037	5,010	5,816,309

Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (c)(d)	5.38%	04/01/2019	4,000	4,011,640

Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2037	5,000	5,543,100

				20,632,326

Nevada–0.48%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/2034	2,000	2,048,500

Series 2010 A, Passenger Facility Charge RB (INS-AGM)(b)	5.25%	07/01/2039	5,500	5,632,550

Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/2042	2,000	2,046,060

Las Vegas (City of) Valley Water District; Series 2009 B, Limited Tax GO Bonds (c)(d)	5.00%	06/01/2019	800	806,728

Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB (g)	5.00%	07/15/2047	2,900	2,921,808

				13,455,646

New Hampshire–0.31%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB (c)(d)	6.88%	10/01/2019	895	921,689

New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/2042	6,000	6,387,660

New Hampshire (State of) Health & Education Facilities Authority (Wentworth Douglas Hospital); Series 2011 A, RB (c)(d)	6.00%	01/01/2021	1,100	1,183,996

				8,493,345

New Jersey–4.95%
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR (i)	5.00%	12/01/2024	4,000	4,241,040

Landis Sewage Authority (Registered CARS); Series 1993, Sewer Floating Rate RB (INS-NATL)(b)(p)	7.52%	09/19/2019	300	306,237

New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB (INS - NATL)(b)(e)(j)	5.50%	09/01/2022	7,500	8,284,275

Series 2005, School Facilities Construction RB (INS-AMBAC)(b)	5.50%	09/01/2024	3,885	4,476,414

Series 2009 BB, School Facilities Construction RB (c)(d)	5.00%	09/01/2019	1,750	1,778,420

Series 2012 II, Ref. School Facilities Construction RB	5.00%	03/01/2023	2,150	2,302,586

Series 2012, Ref. RB	5.00%	06/15/2025	3,000	3,223,410

Series 2012, Ref. RB	5.00%	06/15/2026	1,000	1,072,020

Series 2012, Ref. RB	5.00%	06/15/2028	3,000	3,194,460

Series 2017 A, Ref. Motor Vehicle Surcharge Sub. RB	5.00%	07/01/2033	2,800	3,033,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012C, RB	5.00%	07/01/2032	$675	$621,182

Series 2012C, RB	5.30%	07/01/2044	2,380	2,118,985

New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC- Montclair State University Student Housing); Series 2010A, RB (c)(d)	5.75%	06/01/2020	3,020	3,174,533

New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB (i)	5.38%	01/01/2043	1,500	1,632,825

New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health); Series 2011A, Ref. RB (c)(d)	5.63%	07/01/2021	8,000	8,714,560

New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017A, Ref. RB	5.25%	07/01/2057	6,375	7,229,441

New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System);
Series 2016, Ref. RB	5.00%	07/01/2039	7,000	7,910,070

New Jersey (State of) Higher Education Student Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/2030	1,000	1,009,260

New Jersey (State of) Transportation Trust Fund Authority;
Series 2006C, CAB Transportation System RB (INS-NATL)(b)(h)	0.00%	12/15/2031	7,410	4,486,459

Series 2006C, Transportation System CAB RB (INS-AGC)(b)(h)	0.00%	12/15/2026	10,000	7,872,100

Series 2010D, Transportation System RB	5.25%	12/15/2023	2,000	2,244,520

Series 2015AA, Transportation Program RB	5.25%	06/15/2041	2,500	2,663,525

Series 2015AA, Transportation Program RB	5.00%	06/15/2045	3,420	3,566,273

Series 2018A, Ref. Federal Highway Reimbursement RN (e)(j)	5.00%	06/15/2030	5,000	5,585,600

Series 2018A, Ref. Federal Highway Reimbursement RN (e)(j)	5.00%	06/15/2031	7,500	8,323,575

Series 2018A, Ref. RB	5.00%	12/15/2034	8,000	8,727,440

Subseries 2016A-1, Federal Highway Reimbursement RN	5.00%	06/15/2027	10,000	11,400,100

New Jersey (State of) Turnpike Authority;
Series 2009I, RB (c)(d)	5.00%	01/01/2020	2,000	2,056,300

Series 2016A, Ref. RB	5.00%	01/01/2034	5,000	5,675,450

Tobacco Settlement Financing Corp.; Series 2018A, Ref. RB	5.00%	06/01/2046	10,000	10,562,200

				137,486,920

New Mexico–0.23%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010A, Ref. Floating Rate PCR (d)	5.20%	06/01/2020	2,000	2,060,320

Series 2010C, Ref. PCR	5.90%	06/01/2040	4,100	4,272,815

				6,333,135

New York–9.36%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB (h)	0.00%	07/15/2035	5,000	2,542,100

Series 2009, PILOT RB (c)(d)	6.25%	01/15/2020	2,710	2,820,731

Series 2009, PILOT RB (c)(d)	6.38%	01/15/2020	1,130	1,177,381

Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	5,850	5,724,459

Long Island Power Authority;
Series 2008A, Electric System General RB (c)(d)	5.50%	05/01/2019	5,000	5,031,700

Series 2008A, Electric System General RB (c)(d)	6.00%	05/01/2019	5,000	5,035,600

Metropolitan Transportation Authority;
Series 2011A, RB (c)(d)	5.00%	11/15/2021	2,000	2,183,760

Series 2013A, Transportation RB	5.00%	11/15/2038	3,025	3,269,964

Metropolitan Transportation Authority (Climate Bond Certified); Subseries 2017A-1, Revenue Green Bonds	5.25%	11/15/2057	2,280	2,530,481

Nassau County Tobacco Settlement Corp.; Series 2006A-2, Sr. Asset-Backed Conv. CAB RB (k)	5.25%	06/01/2026	4,900	4,900,784

New York & New Jersey (States of) Port Authority; Ninety-Third Series 1994, Consolidated RB	6.13%	06/01/2094	5,250	6,233,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/2042	$3,000	$3,170,820
New York (City of);
Series 2014 I-2, VRD Unlimited Tax GO Bonds (l)	1.56%	03/01/2040	2,390	2,390,000
Series 2015 F, VRD Unlimited Tax GO Bonds (l)	1.56%	06/01/2044	10,725	10,725,000
Subseries 2015 F-5, VRD Unlimited Tax GO Bonds (l)	1.55%	06/01/2044	500	500,000
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT RB (INS-AGC)(b)	6.38%	01/01/2039	1,000	1,003,340
New York (City of) Municipal Water Finance Authority;
Series 2012 FF, Water & Sewer System RB (e)	5.00%	06/15/2045	28,610	31,038,131
Subseries 2012 A-1, VRD Water & Sewer System RB (l)	1.55%	06/15/2044	8,260	8,260,000
New York (City of) Transitional Finance Authority;
Subseries 2009 A-1, Future Tax Sec. RB (c)(d)(e)	5.00%	05/01/2019	4,455	4,480,082
Subseries 2009 A-1, Future Tax Sec. RB (e)	5.00%	05/01/2028	5,570	5,598,964
Subseries 2009 A-1, Future Tax Sec. RB (c)(e)	5.00%	05/01/2029	4,455	4,480,082
Subseries 2013, Sub. Future Tax Sec. RB (e)	5.00%	11/01/2038	5,465	6,099,978
Subseries 2013, Sub. Future Tax Sec. RB (e)	5.00%	11/01/2042	12,625	14,032,940
New York (Counties of) Tobacco Trust VI; Subseries 2016 A-1, Ref. Tobacco Settlement Pass Through RB	5.75%	06/01/2043	10,000	11,096,500
New York (State of); Series 2009 A, Unlimited Tax GO Bonds	5.00%	02/15/2039	500	501,245
New York (State of) Dormitory Authority; Series 2014 C, State Personal Income Tax RB (e)	5.00%	03/15/2040	12,030	13,495,374
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB (e)	5.00%	03/15/2031	21,885	23,232,678
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group); Series 2011 A, RB (c)(d)	5.00%	05/01/2021	2,000	2,145,420
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2011A, Lease RB	5.00%	07/01/2035	1,000	1,067,630
New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2013 A, VRD RB (LOC - Landesbank Hessen-thrgn)(l)(m)	1.56%	11/01/2046	5,500	5,500,000
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB (e)	5.00%	03/15/2019	2,000	2,002,160
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. Liberty RB (g)	5.00%	11/15/2044	10,905	11,370,316
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB (i)	5.00%	08/01/2026	10,000	10,476,500
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, Special Facilities RB (i)	5.00%	01/01/2036	2,500	2,801,900
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, Special Facilities RB (i)	5.00%	07/01/2046	15,205	16,105,136
Rockland Tobacco Asset Securitization Corp.;
Series 2001, Tobacco Settlement Asset-Backed RB	5.63%	08/15/2035	3,865	3,962,475
Series 2005 A, First Sub. Tobacco Settlement Asset-Backed RB (g)(h)	0.00%	08/15/2045	57,500	9,038,425
Suffolk (County of) Water Authority; Series 2011, Ref. RB	5.00%	06/01/2040	2,135	2,278,259
Triborough Bridge & Tunnel Authority; Series 1993 B, General Purpose RB (c)	5.00%	01/01/2020	685	704,742
TSASC, Inc.; Series 2016 B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2048	11,000	10,573,750
				259,582,604

North Carolina–0.60%

North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, Private Activity RB (i)	5.00%	06/30/2054	5,475	5,728,055
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB (c)(d)	5.00%	06/01/2019	1,000	1,008,310
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/2024	1,480	1,537,720
North Carolina (State of) Turnpike Authority; Series 2018, Triangle Expressway System RB	5.00%	01/01/2040	7,000	7,792,330
Oak Island (Town of); Series 2009, Enterprise System RB (c)(d)	6.00%	06/01/2019	500	505,355
				16,571,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Dakota–0.68%

Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	5.20%	04/15/2046	$2,700	$2,695,950
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS-AGC)(b)	5.13%	02/15/2037	1,000	1,027,350
Fargo (City of) (Sanford); Series 2011, Health System RB	6.25%	11/01/2031	1,250	1,397,187
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/2040	2,000	2,065,540
Ward (County of) (Trinity Obligated Group); Series 2017 C, Health Care Facilities RB	5.00%	06/01/2048	11,065	11,688,513
				18,874,540

Ohio–4.73%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	2,760	2,690,558
Akron, Bath & Copley Joint Township Hospital District; Series 2016, Ref. RB	5.25%	11/15/2046	5,000	5,505,350
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	1,000	1,081,560
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB (c)(d)	5.00%	06/01/2020	1,025	1,066,103
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	10,000	10,977,900
Beavercreek City School District; Series 2009, School Improvement Unlimited Tax GO Bonds (c)(d)	5.00%	06/01/2019	1,000	1,008,410
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	15,575	14,621,031
Centerville (City of) (Graceworks Lutheran Services);
Series 2017, Ref. Health Care RB	5.25%	11/01/2047	2,700	2,794,743
Series 2017, Ref. Health Care RB	5.25%	11/01/2050	2,500	2,578,775
Chillicothe (City of) (Adena Health System Obligated Group); Series 2017, Ref. & Improvement Hospital Facilities RB	5.00%	12/01/2037	5,000	5,518,900
Cleveland (City of);
Series 1993 G, Ref. First Mortgage Waterworks Improvement RB (INS-NATL)(b)	5.50%	01/01/2021	1,245	1,305,806
Series 2008 B-1, Public Power System CAB RB (INS-NATL)(b)(h)	0.00%	11/15/2025	2,895	2,422,391
Series 2012 A, Ref. Airport System RB	5.00%	01/01/2029	5,000	5,378,250
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools);
Series 2014 A, Ref. & Improvement Lease RB	5.75%	01/01/2024	605	623,930
Series 2014 A, Ref. & Improvement Lease RB	6.50%	01/01/2034	2,450	2,526,220
Cuyahoga (County of) (Metrohealth System);
Series 2017, Ref. Hospital RB	5.50%	02/15/2052	7,000	7,608,580
Series 2017, Ref. Hospital RB	5.00%	02/15/2057	2,150	2,239,763
Hamilton (County of) (Christ Hospital);
Series 2012, Health Care Facilities RB	5.25%	06/01/2027	3,295	3,607,926
Series 2012, Health Care Facilities RB	5.50%	06/01/2042	6,000	6,535,860
Hamilton (County of) (Life Enriching Communities);
Series 2016, Ref. Healthcare Improvement RB	5.00%	01/01/2046	6,505	6,670,813
Series 2016, Ref. Improvement Health Care RB	5.00%	01/01/2051	1,695	1,733,222
Lucas (County of), Ohio (ProMedica Healthcare System); Series 2018 A, Ref. Hospital RB	5.25%	11/15/2048	16,500	17,935,335
Middleburg Heights (City of) (Southwest General Health Center);
Series 2011, Hospital Facilities RB	5.13%	08/01/2031	1,750	1,871,625
Series 2011, Hospital Facilities RB	5.25%	08/01/2036	1,500	1,604,970
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2044	7,740	7,913,453
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (i)	5.00%	12/31/2025	2,000	2,223,840
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB	5.80%	12/01/2038	3,000	3,070,380
Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group); Series 2013 B-2, VRD Hospital RB (l)	1.60%	01/01/2039	2,200	2,200,000
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, MFH Mortgage RB (CEP -GNMA)(i)	6.10%	09/20/2049	2,845	2,903,806
Tuscarawas (County of) Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. Higher Education Facilities Improvement RB	6.00%	03/01/2045	3,000	3,019,440
				131,238,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–0.94%

Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, Health System RB	5.25%	08/15/2048	$8,500	$9,302,570
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing);
Series 2017, RB	5.00%	08/01/2052	2,000	1,871,760
Series 2017, RB	5.25%	08/01/2057	3,000	2,808,000
Oklahoma Development Finance Authority; Series 2018 B, Health System RB (e)(j)	5.50%	08/15/2057	6,000	6,617,640
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (d)(i)	5.00%	06/01/2025	5,000	5,411,300
				26,011,270

Oregon–0.81%
Beaverton School District;
Series 2009, Limited Tax GO Bonds (c)(d)	5.00%	06/01/2019	750	756,308
Series 2009, Limited Tax GO Bonds (c)(d)	5.13%	06/01/2019	500	504,355
Clackamas (County of) Hospital Facility Authority (Mary’s Woods at Marylhurst, Inc.);
Series 2018 A, Sr. Living RB	5.00%	05/15/2048	1,090	1,136,053
Series 2018 A, Sr. Living RB	5.00%	05/15/2052	500	519,730
Clackamas (County of) Hospital Facility Authority (Willamette View); Series 2017 A, Ref. Sr. Living RB	5.00%	11/15/2047	5,375	5,725,557
Forest Grove (City of) (Pacific University); Series 2014 A, Ref. Campus Improvement RB	5.25%	05/01/2034	2,000	2,125,260
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/2030	1,500	1,565,550
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/2029	900	965,358
Portland (Port of) (Portland International Airport); Series 24 B, Airport RB (i)	5.00%	07/01/2047	3,000	3,302,430
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.75%	05/15/2027	1,000	1,101,170
Series 2012, Ref. RB	5.63%	05/15/2032	1,000	1,080,050
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB	6.38%	11/01/2033	3,500	3,567,935
				22,349,756

Pennsylvania–2.71%
Allegheny (County of) Higher Education Building Authority (Carnegie Mellon University); Series 2008 A, VRD University RB (l)	1.56%	12/01/2037	2,000	2,000,000
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 2011 A, University RB (c)(d)	5.25%	03/01/2021	700	748,748
Allegheny (County of) Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	7,500	8,214,450
Allegheny (County of) Port Authority; Series 2011, Ref. Special Transportation RB	5.75%	03/01/2029	1,385	1,490,315
Delaware River Port Authority; Series 2010 D, RB (c)(d)	5.00%	01/01/2020	1,000	1,028,150
Erie (City of) Parking Authority;
Series 2010, Gtd. RB (c)(d)	5.20%	09/01/2020	260	273,465
Series 2010, Gtd. RB (INS-AGM)(b)	5.20%	09/01/2035	740	772,101
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.75%	07/01/2022	2,125	2,174,661
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB (i)	5.50%	11/01/2044	3,300	3,429,624
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University);
Series 2011 A, RB (c)(d)	5.13%	05/01/2021	470	504,479
Series 2011 A, RB	5.13%	05/01/2036	30	31,692
Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB (c)(d)	5.00%	06/01/2019	5,850	5,898,922
Series 2018 B, Sub. Oil Franchise Tax RB	5.25%	12/01/2048	7,995	9,105,026
Subseries 2010 B-2, Sub. Conv. CAB Turnpike RB (c)(d)(k)	5.75%	12/01/2020	4,550	4,871,275
Subseries 2010 B-2, Sub. Conv. CAB Turnpike RB (c)(d)(k)	6.00%	12/01/2020	2,750	2,955,948
Subseries 2014 A-2, Sub. Conv. CAB RB (k)	5.13%	12/01/2040	5,500	4,734,455
Subseries 2017 B-1, Sub. Turnpike RB	5.25%	06/01/2047	4,000	4,432,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Philadelphia (City of);
Ninth Series 2010, Gas Works RB (c)(d)	5.00%	08/01/2020	$500	$523,430
Series 2017 B, Ref. Airport RB (i)	5.00%	07/01/2047	7,500	8,252,325
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2042	3,000	3,046,740
Philadelphia (City of) Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2042	3,500	3,857,070
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS-NATL)(b)	5.00%	06/01/2026	2,360	2,740,786
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District);
Series 2010, Ref. Sales Tax RB (INS-AGM)(b)	5.00%	02/01/2031	2,000	2,077,040
State Public School Building Authority (Harrisburg School District); Series 2009, RB (c)(d)	5.00%	05/15/2019	2,000	2,013,801
				75,177,223

Puerto Rico–1.01%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	6,450	6,516,113
Puerto Rico (Commonwealth of); Series 2006 A, Public Improvement Unlimited Tax GO Bonds, Floating Rate (INS - AGC) (CPI Rate + 1.00%)(b)(n)	3.46%	07/01/2019	2,500	2,501,975
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 VV, Ref. RB (INS-NATL)(b)	5.25%	07/01/2030	2,700	2,889,567
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2007 N, Ref. Transportation RB (INS - AGC)(b)	5.25%	07/01/2034	2,500	2,773,650
Series 2007 N, Ref. Transportation RB (INS - AGC)(b)	5.25%	07/01/2036	4,100	4,518,200
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2009 A, RB (c)(d)	5.50%	08/01/2019	20	20,314
Series 2018 A-1, CAB RB (h)	0.00%	07/01/2027	6,343	4,610,092
Series 2018 A-1, CAB RB (h)	0.00%	07/01/2029	4,150	2,678,908
Series 2018 A-1, RB	4.50%	07/01/2034	1,400	1,401,750
				27,910,569

Rhode Island–0.10%

Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/2035	500	523,600
Rhode Island Economic Development Corp.; Series 2008 A, Airport RB (INS-AGC)(b)(i)	5.25%	07/01/2028	1,810	1,814,579
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (c)(d)	6.25%	05/15/2019	500	504,620
				2,842,799

South Carolina–1.47%

Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/2031	2,120	2,291,296
Horry (County of); Series 2010 A, Airport RB	5.00%	07/01/2040	2,000	2,075,220
Piedmont Municipal Power Agency;
Series 2011 C, Ref. Electric RB (INS-AGC)(b)	5.00%	01/01/2030	500	531,000
Series 2011 D, Ref. Electric RB (INS-AGC)(b)	5.75%	01/01/2034	1,000	1,081,730
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, Health Facilities RB	5.00%	05/01/2028	2,000	2,049,620
Series 2017, Ref. Health Facilities RB	5.00%	05/01/2037	2,860	2,886,512
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2009, Ref. & Improvement Hospital RB (c)(d)	5.75%	08/01/2019	1,000	1,016,720
Series 2013 A, Ref. Hospital RB (c)(d)	5.25%	08/01/2023	3,850	4,424,536
South Carolina (State of) Ports Authority; Series 2015, RB (i)	5.00%	07/01/2045	10,000	10,875,300
South Carolina (State of) Public Service Authority; Series 2015 E, RB	5.25%	12/01/2055	7,365	8,062,097
South Carolina (State of) Public Service Authority (Santee Cooper Revenue Obligations); Series 2013 E, RB	5.50%	12/01/2053	5,000	5,414,950
				40,708,981

South Dakota–0.21%

Rapid City (City of); Series 2011 A, Ref. Airport RB	6.75%	12/01/2031	1,500	1,553,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Dakota–(continued)

South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2012 A, RB	5.00%	07/01/2042	$4,000	$4,217,240
				5,770,940

Tennessee–1.24%

Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2010, Hospital RB (c)(d)	5.63%	07/01/2020	2,000	2,103,180
Knox (County of) Health, Educational and Housing Facility Board (Covenant Health); Series 2016 A, Ref. Hospital RB	5.00%	01/01/2042	14,000	15,340,920
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/2027	2,000	2,104,920
Series 2012, Ref. & Improvement RB	5.00%	07/01/2032	1,500	1,560,450
Series 2012, Ref. & Improvement RB	5.00%	07/01/2037	1,100	1,140,326
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2046	8,015	8,757,509
Series 2017 A, RB	5.00%	07/01/2048	1,500	1,644,600
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.);
Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/2034	500	510,715
Series 2014, Residential Care Facility Mortgage RB	5.25%	12/01/2044	1,165	1,199,787
				34,362,407

Texas–9.37%

Aldine Independent School District; Series 2017 A, Ref. School Building Unlimited Tax GO (CEP -Texas Permanent School Fund)(e)	5.00%	02/15/2045	15,000	16,980,900
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB (f)(i)	6.50%	11/01/2029	430	4
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.00%	03/01/2034	1,000	1,025,290
Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Venue RB (INS-BHAC)(b)	5.00%	08/15/2039	1,020	1,022,458
Bexar (County of) Metropolitan Water District; Series 2009, Ref. Waterworks System RB (c)(d)	5.00%	05/01/2019	1,500	1,508,250
Bexar County Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, Hospital RB (c)	7.00%	05/01/2021	500	528,930
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	4,500	4,660,020
Central Texas Regional Mobility Authority;
Series 2011, Sr. Lien RB (c)(d)	5.75%	01/01/2021	1,000	1,070,950
Series 2011, Sr. Lien RB (c)(d)	6.00%	01/01/2021	5,000	5,377,100
Series 2016, Ref. Sr. Lien RB	5.00%	01/01/2046	8,705	9,488,450
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/2043	2,000	2,214,100
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, Education RB	5.13%	08/15/2030	2,000	2,036,740
Series 2018 D, Education RB	6.00%	08/15/2038	5,000	5,186,100
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS-AGC)(b)	5.25%	08/15/2034	4,000	4,053,760
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,250	1,341,800
Series 2014 A, Ref. RB	5.25%	09/01/2044	1,500	1,589,055
Galena Park Independent School District; Series 1996, Ref. Unlimited Tax CAB GO Bonds (CEP -Texas Permanent School Fund)(h)	0.00%	08/15/2023	2,000	1,834,720
Grand Parkway Transportation Corp.; Series 2013 B, Sub. Tier Toll RB	5.25%	10/01/2051	14,360	15,720,754
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB (l)	1.45%	03/05/2019	18,000	18,000,000
Harris (County of);
Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds (INS-AGM)(b)	5.25%	08/15/2031	6,665	8,580,388
Series 2009 A, Sr. Lien Toll Road RB (c)(d)	5.00%	08/15/2019	2,920	2,964,150
Series 2009, Sr. Lien Toll Road RB (c)(d)	5.00%	08/15/2019	570	578,493
Series 2009, Sr. Lien Toll Road RB	5.00%	08/15/2038	430	436,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB (c)(d)	5.25%	11/15/2019	$1,100	$1,128,325
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/2023	1,480	1,482,960
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS-AGM)(b)(h)	0.00%	09/01/2026	8,750	7,218,487
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS-AGM)(b)(h)	0.00%	09/01/2027	3,600	2,854,368
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB (c)(d)	6.88%	05/15/2021	1,700	1,882,648
Series 2011, RB (c)(d)	6.50%	05/15/2021	1,740	1,912,973
Laredo Community College District; Series 2010, Combined Fee RB (c)(d)	5.25%	08/01/2020	1,000	1,049,610
Love Field Airport Modernization Corp. (Southwest Airlines Co.);
Series 2010, Special Facilities RB	5.25%	11/01/2040	1,000	1,039,080
Series 2012, Special Facilities RB (i)	5.00%	11/01/2028	2,000	2,167,660
Lower Colorado River Authority;
Series 2012 A, Ref. RB (c)(d)	5.00%	05/15/2022	10	11,000
Series 2012 A, Ref. RB	5.00%	05/15/2030	4,585	4,991,460
Lower Neches Valley Authority Industrial Development Corp. (Exxonmobil); Series 2010, VRD RB (l)	1.50%	11/01/2038	700	700,000
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.);
Series 2014, Ref. RB	5.13%	02/15/2030	1,750	1,808,957
Series 2014, Ref. RB	5.13%	02/15/2042	2,135	2,153,019
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. Retirement Facility RB	5.00%	02/15/2030	280	288,940
New Hope Cultural Education Facilities Corp. (Presbyterian Village North);
Series 2018, Ref. Retirement Facility RB	5.00%	10/01/2035	1,820	1,830,938
Series 2018, Ref. Retirement Facility RB	5.00%	10/01/2039	3,260	3,226,813
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. Retirement Facility RB	5.00%	01/01/2042	3,000	3,022,980
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2043	2,350	2,551,959
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, Retirement Facility RB	5.00%	11/15/2026	675	678,827
Series 2016 A, Retirement Facility RB	5.38%	11/15/2036	865	865,735
Series 2016 A, Retirement Facility RB	5.50%	11/15/2046	1,250	1,252,225
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/2046	3,000	3,103,020
North East Texas Regional Mobility Authority;
Series 2016 A, Sr. Lien RB	5.00%	01/01/2041	6,750	7,336,440
Series 2016, Sr. Lien RB	5.00%	01/01/2036	3,400	3,747,480
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/2021	185	185,498
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(b)(h)	0.00%	01/01/2028	12,800	10,077,952
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(b)(h)	0.00%	01/01/2029	2,165	1,640,962
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(b)(h)	0.00%	01/01/2031	4,710	3,287,015
Series 2011, Ref. First Tier System RB	5.00%	01/01/2038	1,000	1,048,470
Pflugerville (City of);
Series 2009, Limited Tax GO Bonds (c)(d)	5.30%	08/01/2019	860	873,098
Series 2009, Limited Tax GO Ctfs. (c)(d)	5.38%	08/01/2019	755	766,725
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB (d)(g)(i)	7.25%	02/13/2020	4,000	4,123,720
Pottsboro Higher Education Funance Corp. (Imagine International Academy of North Texas, LLC);
Series 2016 A, Education RB	5.00%	08/15/2046	3,000	2,929,860
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	850	950,989
Rowlett (City of) (Bayside Public Improvement District North Improvement Area);
Series 2016, Special Assessment RB	5.38%	09/15/2030	400	382,280
Series 2016, Special Assessment RB	5.75%	09/15/2036	160	151,386
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS-AGC)(b)	5.25%	02/15/2031	$5	$5,013
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS-AGM)(b)	5.00%	10/01/2032	1,250	1,271,463
Series 2011, Special Project RB (INS-AGM)(b)	5.00%	10/01/2037	1,000	1,016,240
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB (c)(d)	6.13%	11/15/2019	2,000	2,061,440
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.75%	11/15/2037	345	272,550
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2007, Retirement Facility RB	5.75%	02/15/2025	1,735	1,736,683
Series 2007, Retirement Facility RB	5.75%	02/15/2029	1,500	1,500,945
Series 2017A, Retirement Facility RB	6.38%	02/15/2052	5,000	5,288,300
Texas (State of) Transportation Commission;
Series 2019, First Tier Toll CAB RB (h)	0.00%	08/01/2045	4,000	1,115,400
Series 2019, First Tier Toll CAB RB (h)	0.00%	08/01/2046	3,180	842,255
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. CAB RB (h)	0.00%	08/15/2036	7,670	3,749,173
Series 2015 B, Ref. CAB RB (h)	0.00%	08/15/2037	9,995	4,655,071
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002 A, First Tier CAB RB (INS-BHAC)(b)(h)	0.00%	08/15/2027	970	782,538
Series 2002, First Tier CAB RB (c)(h)	0.00%	08/15/2027	30	24,668
Texas A&M University System Board of Regents; Series 2009 A, Financing System RB (c)(d)	5.00%	05/15/2019	1,610	1,621,045
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	4,170	4,823,898
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2023	2,000	2,199,820
Series 2012, Gas Supply RB	5.00%	12/15/2028	6,310	6,850,262
Series 2012, Gas Supply RB	5.00%	12/15/2031	1,875	2,013,919
Series 2012, Gas Supply RB	5.00%	12/15/2032	3,865	4,139,647
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, Sr. Lien RB (i)	5.00%	12/31/2045	7,550	8,052,377
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	5,460	5,667,808
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB (i)	7.00%	12/31/2038	3,475	4,020,227
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, Hospital RB (c)(d)	5.13%	07/01/2021	1,655	1,779,704
Series 2011, Hospital RB (c)(d)	5.25%	07/01/2021	2,000	2,156,380
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. Lease RB (INS-AMBAC)(b)	5.38%	11/15/2024	1,300	1,309,295
				259,878,567

Utah–0.60%

Salt Lake City Corp Airport Revenue; Series 2017 A, Airport RB (e)(i)	5.00%	07/01/2042	14,000	15,580,180
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/2038	1,085	1,086,736
				16,666,916

Vermont–0.09%

University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/2039	1,275	1,296,981
Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.);
Series 2010, Recovery Zone Facility Bonds	5.00%	12/15/2020	1,250	1,305,825
				2,602,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Virgin Islands–0.32%

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	$5,500	$5,390,000
Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	850	833,000
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	2,750	2,674,375
				8,897,375

Virginia–1.53%

Ballston Quarter Communities Development Authority; Series 2016 A, Tax Allocation RB	5.50%	03/01/2046	2,500	2,583,175
Hanover (County of) Economic Development Authority (Covenant Woods);
Series 2018, Ref. Care Facility RB	5.00%	07/01/2048	700	731,451
Series 2018, Ref. Care Facility RB	5.00%	07/01/2051	1,000	1,042,800
Tobacco Settlement Financing Corp.; Series 2007 B-2, Sr. Tobacco Settlement Conv. CAB RB (k)	5.20%	06/01/2046	4,000	3,970,840
Virginia (State of) College Building Authority (Marymount University); Series 2015 A, Ref. Educational Facilities RB (g)	5.00%	07/01/2045	1,000	1,028,860
Virginia (State of) Small Business Financing Authority (95 Express Lanes, LLC); Series 2017, Sr. Lien RB (i)	5.00%	07/01/2034	5,000	5,250,700
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB (i)	5.00%	07/01/2027	4,465	4,743,973
Series 2012, Sr. Lien RB (i)	5.50%	01/01/2042	4,920	5,256,381
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB (i)	5.00%	07/01/2034	6,735	7,072,693
Series 2012, Sr. Lien RB (i)	5.00%	01/01/2040	2,535	2,648,137
Virginia (State of) Small Business Financing Authority (Transform 66P3); Series 2017, Sr. Lien Private Activity RB (i)	5.00%	12/31/2052	7,500	8,075,550
				42,404,560

Washington–2.94%

FYI Properties (Washington State District); Series 2009, Lease RB	5.50%	06/01/2039	1,000	1,009,480
Seattle (City of); Series 2008, Ref. & Improvement Municipal Light & Power RB (c)(d)	5.75%	04/01/2019	2,000	2,006,380
Seattle (Port of); Series 2018 A, RB (e)(i)	5.00%	05/01/2043	21,000	23,216,130
Washington (State of); Series 2010 B, Motor Vehicle Fuel Unlimited Tax GO Bonds (e)	5.00%	08/01/2030	21,500	21,802,935
Washington (State of) Convention Center Public Facilities District; Series 2018, RB (e)	5.00%	07/01/2048	15,000	16,768,350
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center);
Series 2011, RB	6.00%	01/01/2031	1,500	1,592,430
Series 2011, RB	5.63%	01/01/2035	1,250	1,314,363
Washington (State of) Health Care Facilities Authority (MultiCare Health System); Series 2008 B, RB (c)(d)	6.00%	08/15/2019	2,000	2,038,400
Washington (State of) Higher Education Facilities Authority (Whitworth University);
Series 2009, Ref. RB (c)(d)	5.38%	10/01/2019	500	510,520
Series 2009, Ref. RB (c)(d)	5.63%	10/01/2019	1,500	1,533,705
Washington (State of) Housing Finance Commission (Bayview Manor Senior); Series 2016 A, Ref. RB (g)	5.00%	07/01/2046	2,500	2,545,850
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB (g)	6.50%	07/01/2030	800	855,816
Series 2015 A, RB (g)	6.75%	07/01/2035	820	874,054
Washington (State of) Housing Finance Commission (Presbyterian Retirement Communities Northwest); Series 2016, Ref. RB (g)	5.00%	01/01/2036	1,875	1,993,331
Washington (State of) Housing Finance Commission (The Hearthstone);
Series 2018 A, Ref. Non-Profit RB (g)	5.00%	07/01/2048	2,000	2,023,660
Series 2018 A, Ref. Non-Profit RB (g)	5.00%	07/01/2053	1,500	1,513,260
				81,598,664

West Virginia–0.28%

Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB (g)	5.50%	06/01/2037	2,500	2,563,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–(continued)
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, Solid Waste Disposal Facilities RB (g)(i)	6.75%	02/01/2026	$4,035	$3,892,645
Series 2018, Solid Waste Disposal Facilities RB (g)(i)	8.75%	02/01/2036	1,300	1,308,307
				7,763,952

Wisconsin–3.51%
Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation Grant RB (g)	6.75%	08/01/2031	3,000	3,268,890
Public Finance Authority (KU Campus Development Corporation – Central District Development Project); Series 2016, Lease Development RB (e)	5.00%	03/01/2041	10,000	11,047,300
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB (g)	5.00%	03/01/2052	1,075	1,122,472
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB (i)	5.38%	11/01/2021	2,000	2,005,480
Wisconsin (State of);
Series 2009 A, General Fund Annual Appropriation RB (c)(d)	5.38%	05/01/2019	225	226,379
Series 2009 A, General Fund Annual Appropriation RB (c)(d)	5.63%	05/01/2019	475	478,097
Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/2025	2,130	2,142,695
Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/2028	4,525	4,554,141
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	3,500	3,530,940
Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/2028	1,250	1,168,263
Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS-AGC)(b)	5.13%	02/15/2030	1,500	1,539,600
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group); Series 2009, RB (c)(d)	5.00%	04/01/2019	750	751,943
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.);
Series 2011 A, RB (c)(d)	5.50%	05/01/2021	2,000	2,160,340
Series 2011 A, RB (c)(d)	5.75%	05/01/2021	1,000	1,085,450
Wisconsin (State of) Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc.); Series 2014, Ref. RB	5.00%	07/01/2044	3,125	3,328,719
Wisconsin (State of) Health & Educational Facilities Authority (Saint John’s Communities, Inc.); Series 2018 A, RB	5.00%	09/15/2040	1,000	1,023,560
Series 2018 A, RB	5.00%	09/15/2045	1,000	1,020,680
Series 2018 A, RB	5.00%	09/15/2050	4,000	4,074,520
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation PILOT RB (g)	7.00%	12/01/2050	7,000	7,880,600
Wisconsin (State of) Public Finance Authority (Denver International Aiport Great Hall); Series 2017, RB (i)	5.00%	09/30/2049	4,750	5,122,780
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. Central District Development); Series 2016, Lease Development RB	5.00%	03/01/2036	4,500	5,038,695
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, Sr. RB (g)	6.25%	01/01/2038	5,250	5,436,952
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	5,000	5,360,600
Series 2018 A, RB	5.35%	12/01/2045	4,000	4,265,920
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2016 A, Ref. Hospital RB	5.00%	06/01/2032	2,000	2,238,620
Series 2016 A, Ref. Hospital RB	5.00%	06/01/2034	7,180	7,948,475
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	1,955	2,092,925
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB (g)	5.25%	12/01/2039	7,285	7,584,413
				97,499,449

Wyoming–0.46%
Campbell (County of) (Basin Electric Power Cooperative); Series 2009 A, Solid Waste Facilities RB	5.75%	07/15/2039	4,000	4,055,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                          Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming–(continued)
West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/2031	$1,000	$1,067,690
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. Power Supply RB (INS - BAM)(b)(e)	5.00%	01/01/2047	7,000	7,728,980
				12,852,270
TOTAL INVESTMENTS IN SECURITIES(q) –112.69% (Cost $3,013,095,593)				3,126,779,216
FLOATING RATE NOTE OBLIGATIONS–(12.99)%
Notes with interest and fee rates ranging from 2.23% to 2.66% at 02/28/2019 and contractual maturities of collateral ranging from 06/15/2021 to 04/01/2057 (See Note 1J)(r)				(360,420,000)
OTHER ASSETS LESS LIABILITIES–0.30%				8,434,955
NET ASSETS –100.00%				$2,774,794,171

Abbreviations:

ACA	- ACA Financial Guaranty Corp.
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
BHAC	- Berkshire Hathaway Assurance Corp.
CAB	- Capital Appreciation Bonds
CARS	- Convertible Auction Rate Security
CEP	- Credit Enhancement Provider
Conv.	- Convertible
COP	- Certificates of Participation
CPI	- Consumer Price Index
Ctfs.	- Certificates
FHA	- Federal Housing Adminstration
GNMA	- Government National Mortgage Association
GO	- General Obligation
Gtd.	- Guaranteed
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
MFH	- Multi-Family Housing
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
PILOT	- Payment-in-Lieu-of-Tax
RAB	- Revenue Anticipation Bonds
RAC	- Revenue Anticipation Certificates
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
Sec.	- Secured
SIFMA	- Securities Industry and Financial Markets Association
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
USD	- U.S. Dollar
VRD	- Variable Rate Demand
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                          Invesco Municipal Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2019 was $1,234,017, which represented less than 1% of the Fund’s Net Assets.

(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $198,496,963, which represented 7.15% of the Fund’s Net Assets.

(h)	Zero coupon bond issued at a discount.
(i)	Security subject to the alternative minimum tax.
(j)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $48,515,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(k)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(o)	Security subject to crossover refunding.
(p)

Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $306,237, which represented less than 1% of the Fund’s Net Assets.

(q)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(r)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2019. At February 28, 2019, the Fund’s investments with a value of $566,807,179 are held by TOB Trusts and serve as collateral for the $360,420,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
	Number of	Expiration	Notional		Unrealized
Short Futures Contracts	Contracts	Month	Value	Value	Appreciation
Interest Rate Risk
U.S. Treasury 10 Year Notes	1,308	June-2019	$(159,576,000)	$466,949	$466,949

(a)	Futures contracts collateralized by $1,850,000 held with Goldman Sachs & Co. LLC, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                          Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $3,013,095,593)	$3,126,779,216
Other investments:
Variation margin receivable - futures contracts	286,125
Deposits with brokers:
Cash collateral - exchange-traded futures contracts	1,850,000
Receivable for:
Investments sold	1,864,161
Fund shares sold	3,742,681
Interest	33,972,792
Investment for trustee deferred compensation and retirement plans	359,764
Other assets	68,985
Total assets	3,168,923,724

Liabilities:
Floating rate note obligations	360,420,000
Payable for:
Investments purchased	13,237,592
Dividends	3,557,351
Fund shares reacquired	2,180,337
Amount due custodian	13,231,149
Accrued fees to affiliates	823,240
Accrued trustees’ and officers’ fees and benefits	8,305
Accrued other operating expenses	225,607
Trustee deferred compensation and retirement plans	445,972
Total liabilities	394,129,553
Net assets applicable to shares outstanding	$2,774,794,171

Net assets consist of:
Shares of beneficial interest	$2,773,244,496
Distributable earnings	1,549,675
$2,774,794,171

Net Assets:
Class A	$1,982,214,154
Class C	$133,292,401
Class Y	$406,923,120
Investor Class	$99,886,705
Class R6	$152,477,791

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	152,256,224
Class C	10,286,569
Class Y	31,262,467
Investor Class	7,665,041
Class R6	11,713,640
Class A:
Net asset value per share	$13.02
Maximum offering price per share (Net asset value of $13.02 ÷ 95.75%)	$13.60
Class C:
Net asset value and offering price per share	$12.96
Class Y:
Net asset value and offering price per share	$13.02
Investor Class:
Net asset value and offering price per share	$13.03
Class R6:
Net asset value and offering price per share	$13.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                          Invesco Municipal Income Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:

Interest	$137,122,642

Expenses:

Advisory fees	12,945,991
Administrative services fees	515,671
Custodian fees	46,256
Distribution fees:
Class A	4,784,115
Class C	2,285,851
Investor Class	130,497
Interest, facilities and maintenance fees	4,460,002
Transfer agent fees – A, C, Y and Investor	2,197,884
Transfer agent fees – R6	19,488
Trustees’ and officers’ fees and benefits	54,630
Registration and filing fees	192,529
Reports to shareholders	205,810
Professional services fees	121,767
Taxes	318,182
Other	172,667
Total expenses	28,451,340
Less: Expense offset arrangement(s)	(7,165)
Net expenses	28,444,175
Net investment income	108,678,467

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(425,043))	(9,582,888)
Futures contracts	(3,362,623)
(12,945,511)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(19,479,719)
Futures contracts	466,949
(19,012,770)
Net realized and unrealized gain (loss)	(31,958,281)
Net increase in net assets resulting from operations	$76,720,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                          Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:

Net investment income	$108,678,467	$113,405,960
Net realized gain (loss)	(12,945,511)	(4,995,559)
Change in net unrealized appreciation (depreciation)	(19,012,770)	(11,621,085)
Net increase in net assets resulting from operations	76,720,186	96,789,316

Distributions to shareholders from distributable earnings(1) :

Class A	(77,364,929)	(71,836,794)
Class B	–	(110,613)
Class C	(7,492,837)	(7,271,646)
Class Y	(18,467,349)	(22,275,513)
Investor Class	(4,218,855)	(4,100,245)
Class R6	(6,411,966)	(610,050)
Total distributions to shareholders from distributable earnings	(113,955,936)	(106,204,861)

Share transactions–net:

Class A	71,379,669	13,329,133
Class B	–	(6,474,856)
Class C	(110,909,622)	(1,984,355)
Class Y	(29,817,647)	(81,220,069)
Investor Class	(3,978,961)	(3,044,329)
Class R6	13,133,390	143,209,493
Net increase (decrease) in net assets resulting from share transactions	(60,193,171)	63,815,017
Net increase (decrease) in net assets	(97,428,921)	54,399,472

Net assets:

Beginning of year	2,872,223,092	2,817,823,620
End of year	$2,774,794,171	$2,872,223,092

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                          Invesco Municipal Income Fund

Statement of Cash Flows

For the year ended February 28, 2019

Cash provided by operating activities:
Net increase in net assets resulting from operations	$76,720,186

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(830,084,833)
Proceeds from sales of investments	872,183,271
Purchases of short-term investments, net	(58,916,841)
Amortization of premium on investment securities	15,017,125
Accretion of discount on investment securities	(9,033,347)
Decrease in receivables and other assets	1,239,728
Decrease in accrued expenses and other payables	(100,110)
Increase in variation margin receivable - futures contracts	(286,125)
Net realized loss from investment securities	9,582,888
Net change in unrealized depreciation on investment securities	19,479,719
Increase in cash collateral - exchange-traded futures contracts	(1,850,000)
Net cash provided by operating activities	93,951,661

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(38,187,718)
Increase in payable for amount due custodian	13,231,149
Proceeds from shares of beneficial interest sold	600,410,407
Proceeds of TOB Trusts	133,390,000
Repayments of TOB Trusts	(68,040,000)
Disbursements from shares of beneficial interest reacquired	(738,503,378)
Net cash provided by (used in) financing activities	(97,699,540)
Net decrease in cash and cash equivalents	(3,747,879)
Cash and cash equivalents at beginning of period	3,747,879
Cash and cash equivalents at end of period	$–

Non-cash financing activities:

Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$75,728,263

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$4,460,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                          Invesco Municipal Income Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

41                          Invesco Municipal Income Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the

42                          Invesco Municipal Income Fund

Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

43                          Invesco Municipal Income Fund

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Investor Class shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A and Investor Class average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A and Investor Class shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees. Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $283,782 in front-end sales commissions from the sale of Class A shares and $68,568 and $4,728 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$3,126,779,216	$–	$3,126,779,216

44                          Invesco Municipal Income Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Assets*
Futures Contracts	466,949	-	-	466,949
Total Investments	$466,949	$3,126,779,216	$-	$3,127,246,165

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Interest
Derivative Assets	Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded	$466,949
Derivatives not subject to master netting agreements	(466,949)
Total Derivative Assets subject to master netting agreements	$-

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk
Realized (Loss):
Futures contracts	$(3,362,623)
Change in Net Unrealized Appreciation:
Futures contracts	466,949
Total	$(2,895,674)

The table below summarizes the four month average notional value of futures contracts outstanding during the period.

Futures
Contracts
Average notional value	$133,144,574

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Fund engaged in securities purchases of $136,803,280 and securities sales of $117,340,462, which resulted in net realized gains (losses) of $(425,043).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,165.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the

45                          Invesco Municipal Income Fund

Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2019 were $345,224,231 and 2.42%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income - tax-exempt	$113,955,936	$106,204,861

Tax Components of Net Assets at Period-End:

		2019
Undistributed tax-exempt income		$2,409,722
Net unrealized appreciation — investments		115,935,189
Temporary book/tax differences		(395,543)
Capital loss carryforward		(116,399,693)
Shares of beneficial interest		2,773,244,496
Total net assets		$2,774,794,171

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax amortization differences, wash sales, futures contracts and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$64,796,514	$51,603,179	$116,399,693

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $835,538,748 and $872,975,432, respectively. Cost of

46                          Invesco Municipal Income Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$131,591,493
Aggregate unrealized (depreciation) of investments	(15,656,304)
Net unrealized appreciation of investments	$115,935,189

Cost of investments for tax purposes is $3,011,310,976.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2019, undistributed net investment income (loss) was decreased by $797,572, undistributed net realized gain (loss) was increased by $21,367,030 and shares of beneficial interest was decreased by $20,569,458. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	30,218,584	$393,104,282	21,481,197	$287,419,728
Class B(b)	–	–	1,279	17,054
Class C	4,608,638	59,942,494	5,735,029	76,394,409
Class Y	6,256,742	81,729,448	13,027,920	173,863,325
Investor Class	261,823	3,422,112	277,967	3,720,348
Class R6(c)	4,806,957	62,739,383	11,000,198	146,977,990

Issued as reinvestment of dividends:
Class A	3,957,211	51,652,444	3,660,899	48,900,506
Class B(b)	–	–	4,921	65,728
Class C	425,215	5,528,378	416,219	5,532,391
Class Y	780,837	10,187,062	941,278	12,580,307
Investor Class	242,923	3,175,244	228,639	3,056,843
Class R6	397,222	5,185,135	44,372	585,541

Conversion of Class B shares to Class A shares:(d)
Class A	–	–	137,228	1,830,616
Class B	–	–	(137,426)	(1,830,616)

Reacquired:
Class A	(28,663,425)	(373,377,057)	(24,313,937)	(324,821,717)
Class B(b)	–	–	(354,172)	(4,727,022)
Class C	(13,646,095)	(176,380,494)	(6,311,525)	(83,911,155)
Class Y	(9,358,723)	(121,734,157)	(20,051,195)	(267,663,701)
Investor Class	(809,692)	(10,576,317)	(733,113)	(9,821,520)
Class R6	(4,206,115)	(54,791,128)	(328,994)	(4,354,038)
Net increase (decrease) in share activity	(4,727,898)	$(60,193,171)	4,726,784	$63,815,017

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

47                          Invesco Municipal Income Fund

NOTE 13–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/19	$13.19	$0.50	$(0.14)	$0.36	$(0.53)	$13.02	2.78%		$1,982,214	1.01	%(d)	1.01	%(d)	0.85	%(d)	3.85	%(d)	27%
Year ended 02/28/18	13.22	0.53	(0.06)	0.47	(0.50)	13.19	3.53		1,935,019	1.10		1.10		0.87		3.94		17
Year ended 02/28/17	13.70	0.52	(0.47)	0.05	(0.53)	13.22	0.28		1,927,685	0.99		0.99		0.83		3.79		25
Year ended 02/29/16	13.75	0.59	(0.06)	0.53	(0.58)	13.70	3.94		1,766,102	0.93		0.93		0.85		4.29		12
Year ended 02/28/15	13.25	0.58	0.49	1.07	(0.57)	13.75	8.20		1,660,106	0.93		0.93		0.87		4.24		10
Class C
Year ended 02/28/19	13.12	0.40	(0.13)	0.27	(0.43)	12.96	2.08		133,292	1.76	(d)	1.76	(d)	1.60	(d)	3.10	(d)	27
Year ended 02/28/18	13.16	0.42	(0.07)	0.35	(0.39)	13.12	2.68		248,013	1.85		1.85		1.62		3.19		17
Year ended 02/28/17	13.64	0.41	(0.47)	(0.06)	(0.42)	13.16	(0.48)		250,828	1.74		1.74		1.58		3.04		25
Year ended 02/29/16	13.68	0.48	(0.05)	0.43	(0.47)	13.64	3.24		156,712	1.68		1.68		1.60		3.54		12
Year ended 02/28/15	13.19	0.48	0.48	0.96	(0.47)	13.68	7.34		113,479	1.68		1.68		1.62		3.49		10
Class Y
Year ended 02/28/19	13.18	0.54	(0.14)	0.40	(0.56)	13.02	3.11		406,923	0.76	(d)	0.76	(d)	0.60	(d)	4.10	(d)	27
Year ended 02/28/18	13.22	0.56	(0.07)	0.49	(0.53)	13.18	3.71		442,757	0.85		0.85		0.62		4.19		17
Year ended 02/28/17	13.70	0.55	(0.47)	0.08	(0.56)	13.22	0.54		524,417	0.74		0.74		0.58		4.04		25
Year ended 02/29/16	13.74	0.62	(0.05)	0.57	(0.61)	13.70	4.27		449,882	0.68		0.68		0.60		4.54		12
Year ended 02/28/15	13.25	0.61	0.48	1.09	(0.60)	13.74	8.39		427,397	0.68		0.68		0.62		4.49		10
Investor Class
Year ended 02/28/19	13.19	0.52	(0.14)	0.38	(0.54)	13.03	2.96	(e)	99,887	0.88	(d)(e)	0.88	(d)(e)	0.72	(d)(e)	3.98	(d)(e)	27
Year ended 02/28/18	13.24	0.54	(0.08)	0.46	(0.51)	13.19	3.48	(e)	105,159	1.03	(e)	1.03	(e)	0.80	(e)	4.01	(e)	17
Year ended 02/28/17	13.71	0.53	(0.46)	0.07	(0.54)	13.24	0.47	(e)	108,489	0.87	(e)	0.87	(e)	0.71	(e)	3.91	(e)	25
Year ended 02/29/16	13.76	0.60	(0.06)	0.54	(0.59)	13.71	4.06	(e)	114,690	0.82	(e)	0.82	(e)	0.74	(e)	4.40	(e)	12
Year ended 02/28/15	13.26	0.59	0.49	1.08	(0.58)	13.76	8.31	(e)	117,224	0.81	(e)	0.81	(e)	0.75	(e)	4.36	(e)	10
Class R6
Year ended 02/28/19	13.18	0.54	(0.13)	0.41	(0.57)	13.02	3.18		152,478	0.69	(d)	0.69	(d)	0.53	(d)	4.17	(d)	27
Year ended 02/28/18(f)	13.25	0.51	(0.10)	0.41	(0.48)	13.18	3.13		141,275	0.79	(g)	0.79	(g)	0.56	(g)	4.25	(g)	17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,913,644, $228,585, $430,174, $101,907 and $147,021 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.13%, 0.18%, 0.13%, 0.14% and 0.13% for the years ended February 28, 2019, February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

48                          Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statements of operations and cash flows for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

49                          Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/18)	(02/28/19)[1]	Period [2]	(02/28/19)	Period [2]	Ratio
Class A	$1,000.00	$1,010.50	$4.34	$1,020.48	$4.36	0.87%
Class C	1,000.00	1,006.60	8.06	1,016.76	8.10	1.62
Class Y	1,000.00	1,011.80	3.09	1,021.72	3.11	0.62
Investor Class	1,000.00	1,011.00	3.79	1,021.03	3.81	0.76
Class R6	1,000.00	1,012.10	2.74	1,022.07	2.76	0.55

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

50                          Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	99.10%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

51                          Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver - Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W. L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.);Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.);Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc.(formerly known as Invesco Institutional(N.A.), Inc.)(registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-4	Invesco Municipal Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242 Invesco Distributors, Inc. VK-MINC-AR-1 04292019 1503

Annual Report to Shareholders	February 28, 2019

Invesco New York Tax Free Income Fund Nasdaq: A: VNYAX ∎ C: VNYCX ∎ Y: VNYYX ∎ R6: VNYSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco New York Tax Free Income Fund

Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco New York Tax Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.52%
Class C Shares	1.72
Class Y Shares	2.78
Class R6 Shares	2.83
S&P Municipal Bond Index▼ (Broad Market Index)	4.03
S&P Municipal Bond New York 5+ Year Investment Grade Index▼ (Style-Specific Index)	4.08
Lipper New York Municipal Debt Funds Index⬛ (Peer Group Index)	4.63
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median household income. New York’s economy is subject to volatility due to the significance of the financial services industry to its economic base. New York’s gross state product, the value of all goods and services produced in the state, rose to $1.69 trillion in the third quarter of 2018, the third-highest in the US.1 In December 2018, the statewide unemployment rate was at its lowest level on record at 3.9%, which was in line with the national unemployment rate.2 New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and maintaining a consistent budgeted expenditure growth rate. Although the state’s financial condition was strained during the 2007-2009 recession, we believe its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. We believe New York faces potential headwinds stemming from federal tax reform, rising health care expenditures and growing transportation needs. New York’s pension liabilities continue to be well funded compared to other states.

    The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018. During the fiscal year, investment grade municipals returned 4.13% and high yield municipals returned 6.96%.3 This strong performance included investment grade municipals returning 1.30% and high yield municipals returning 1.22% for the first two months of 2019.3

    The first half of the fiscal year began with supportive technical conditions (supply and demand balances) in place as new issuance of municipal bonds totaled $187 billion — down 8% from the same time period in 2017.4 However, fund flows into the municipal bond market remained positive, totaling $6.5 billion from March through August 2018.5 The high yield municipal bond market outperformed the investment grade bond segment, led by strong performance of tobacco bonds and improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring.

    Municipal bonds withstood headwinds from interest rate movements that had the 10-year US Treasury yield breaching 3.00% in April 2018.6 During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate four times: in March, June, September and December 2018.7 This series of anticipated rate hikes reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

    In September 2018, market conditions weakened in stark contrast to the first half of the fiscal year, and thus, exposed the municipal bond market to more sensitivity relating to the month’s sell-off in US Treasuries. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. The municipal yield curve continued to steepen, showing confidence in strong gross domestic product growth, as well as rising concern that an impending trade war between the US and China could increase inflation pressures.

    As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	80.7%
Pre-Refunded Bonds	15.0
General Obligation Bonds	4.3

Top Five Debt Holdings
	% of total net assets

1.	MTA Hudson Rail Yards Trust Obligations; Series 2016 A	3.4%
2.	Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A	3.4
3.	New York & New Jersey (States of) Port Authority; Two Hundred Series 2017	2.4
4.	Sales Tax Asset Receivable Corp.; Series 2014 A	2.1
5.	Triborough Bridge & Tunnel Authority	2.1

Total Net Assets	$151.2 million

Total Number of Holdings	164

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2019.

4	Invesco New York Tax Free Income Fund

valuations for Tobacco Master Settlement Agreement (Tobacco MSA) bonds, primarily below investment grade securities. Meanwhile, year-end demand for yield and coupon payments caused the municipal bond asset class to end 2018 on a strong note.

    The Fed’s dovish stance to begin calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Additionally, the US government shutdown, which lasted a total of 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Despite these challenges, the municipal market performed positively as technical conditions continued to provide tailwinds, driven particularly by the insatiable demand for maturities (10 years and shorter) from US retail separately managed accounts (SMAs).

    Flows into the municipal bond asset class were positive for six of the 12 months covered by the fiscal year. With slowing economic growth and the Fed’s interest rate policy detour, investor demand for municipal securities spiked, bringing record net inflows of more than $18.9 billion for the first two months of 2019.5

    At the close of the fiscal year, we believed municipal fundamentals remained strong and ramifications of the Tax Cuts and Jobs Act of 2017 had not yet been fully realized. As a result, demand for tax-exempt investments from retail investors could continue as taxes become front of mind.

    Security selection in longer maturity bonds (25 years and greater) contributed to the Fund’s performance relative to its style-specific benchmark during the fiscal year. The Fund’s overweight allocation to revenue bonds compared to general obligation bonds also benefited relative performance. Security selection in non-investment grade bonds and non-rated bonds also aided the Fund’s relative return.

    Overweight exposure to pre-refunded bonds detracted from the Fund’s performance relative to its style-specific benchmark during the fiscal year. On a sector level, overweight exposure to and bond selection in the tobacco industry detracted from the Fund’s relative performance. The Fund’s security selection in and overweight exposure to shorter duration bonds (3.99 years and less) was another detractor from relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco New York Tax Free Income Fund and for sharing our long-term investment horizon.

1 Source:	Bureau of Economic Analysis
2 Source:	Bureau of Labor Statistics
3 Source:	FactSet Research Systems Inc.
4 Source:	The Bond Buyer
5 Source:	Strategic Insight
6 Source:	US Department of the Treasury
7 Source:	US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

John (Jack) Connelly Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                         Invesco New York Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/09

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco New York Tax Free Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (7/29/94)	4.70%
10 Years	4.64
5 Years	2.51
1 Year	–1.84

Class C Shares*
Inception (7/29/94)	4.57%
10 Years	4.32
5 Years	2.64
1 Year	0.73

Class Y Shares
10 Years	5.32%
5 Years	3.68
1 Year	2.78

Class R6 Shares
10 Years	5.16%
5 Years	3.52
1 Year	2.83
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A and Class C shares of the predecessor fund, Van Kampen New York Tax-Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund (renamed Invesco New York Tax Free Income Fund). Returns shown above, prior to June 1, 2010, for Class A and Class C shares are blended returns of the predecessor fund and Invesco New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/29/94)	4.69%
10 Years	5.18
5 Years	2.98
1 Year	–4.04

Class C Shares
Inception (7/29/94)	4.10%
10 Years	4.86
5 Years	3.11
1 Year	–1.54

Class Y Shares
10 Years	5.86%
5 Years	4.13
1 Year	0.45
Class R6 Shares

10 Years	5.69%
5 Years	3.97
1 Year	0.43

reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 1.36%, 2.11%, 1.11% and 1.06%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco New York Tax Free Income Fund

Invesco New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.

8	Invesco New York Tax Free Income Fund

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems a nd housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	New York and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund that does not focus its investments in such issuers. As with New York municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The Lipper New York Municipal Debt Funds Index is an unmanaged index considered representative of New York municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9	Invesco New York Tax Free Income Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–111.67%(a)
New York–106.93%
Albany (County of) Airport Authority; Series 2010 A, Ref. RB (INS-AGM)(b)	5.00%	12/15/2025	$500	$519,735
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB (c)(d)	6.25%	11/15/2020	1,000	1,076,820
Amherst Development Corp. (Daemen College); Series 2018, Ref. RB	5.00%	10/01/2048	435	464,667
Battery Park City Authority; Series 2009 B, Sr. RB	5.00%	11/01/2034	500	510,580
Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB	5.25%	11/01/2036	490	545,542
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB (e)	0.00%	07/15/2034	3,685	1,992,995
Series 2009, PILOT RB (c)(d)	6.25%	01/15/2020	685	712,989
Series 2009, PILOT RB (c)(d)	6.37%	01/15/2020	475	494,917
Series 2016 A, Ref. PILOT RB (f)(g)	5.00%	07/15/2042	4,795	5,158,988
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB	5.25%	07/01/2035	1,000	1,113,200
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,090,869
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	825	865,359
Build NYC Resource Corp.; Series 2015, RB	5.00%	07/01/2045	1,160	1,302,842
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	500	520,140
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School); Series 2017 A, RB (h)	5.00%	06/01/2047	1,250	1,284,750
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Solid Waste Disposal RB (h)(i)	5.00%	01/01/2035	1,100	1,170,356
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/2032	350	374,731
Series 2012, RB	5.00%	08/01/2042	1,750	1,860,757
Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2014 A, RB	5.00%	07/01/2044	600	649,986
Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A, School Facility RB (g)	5.25%	05/01/2030	2,850	3,060,615
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,275	1,247,638
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB (c)(d)	5.75%	07/01/2019	1,340	1,358,398
Hudson Yards Infrastructure Corp.;
Series 2012 A, Sr. RB (c)(d)	5.75%	02/15/2021	865	934,589
Series 2012 A, Sr. RB	5.75%	02/15/2047	535	573,723
Jefferson Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	4.00%	11/01/2047	555	511,499
Livingston (County of) Industrial Development Agency (Nicholas H. Noyes Memorial Hospital);
Series 2005, Civic Facility RB	6.00%	07/01/2030	1,000	1,010,810
Long Island Power Authority;
Series 2008 A, Electric System General RB (c)(d)	5.50%	05/01/2019	355	357,251
Series 2016 B, Ref. RB	5.00%	09/01/2036	655	744,879
Metropolitan Transportation Authority;
Series 2009 B, Dedicated Tax Fund RB (c)(d)	5.00%	11/15/2019	1,500	1,536,345
Series 2009 B, Dedicated Tax Fund RB (c)(d)	5.25%	11/15/2019	615	630,965
Series 2012 H, RB (c)(d)	5.00%	11/15/2022	410	460,783
Series 2012 H, RB	5.00%	11/15/2030	340	372,018
Series 2013 E, RB (c)(d)	5.00%	11/15/2023	1,000	1,154,710
Subseries 2002 G-1H, Ref. Floating Rate RB (1 mo. USD LIBOR + 0.82%)(d)(j)	2.49%	02/01/2022	900	906,480
Metropolitan Transportation Authority (Climate Bond Certified);
Series 2017, Dedicated Tax Fund Revenue Green Bonds	5.25%	11/15/2057	935	1,072,267
Subseries 2017 A-1, Revenue Green Bonds	5.25%	11/15/2057	745	826,846
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. CAB RB (e)	0.00%	11/15/2040	3,750	1,577,700
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB (c)(d)	5.50%	10/01/2021	370	406,156
Monroe County Industrial Development Corp. (University of Rochester);
Series 2011 A, RB (c)(d)	5.00%	07/01/2021	875	944,493
Series 2015 A, Ref. RB	5.00%	07/01/2033	785	898,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB (f)(g)	5.00%	11/15/2051	$4,905	$5,196,357
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	420	429,925
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	180	180,185
Series 2014 C, Continuing Care Retirement Community RB (k)	2.00%	01/01/2049	65	11,043
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/2027	930	1,011,180
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association);
Series 2012, Ref. RB	5.00%	07/01/2037	750	791,648
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, Sr. Asset-Backed Conv. CAB RB (l)	5.25%	06/01/2026	1,000	1,000,160
Series 2006 A-3, Sr. Asset-Backed RB	5.00%	06/01/2035	750	728,025
Series 2006 A-3, Sr. Asset-Backed RB	5.13%	06/01/2046	615	585,240
New York & New Jersey (States of) Port Authority; Two Hundred Series 2017, Ref. Consolidated RB (g)	5.25%	10/15/2057	3,115	3,569,759
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, Special Obligation RB (INS-NATL)(b)(i)	5.75%	12/01/2022	1,645	1,706,901
Series 2010, Special Obligation RB	6.00%	12/01/2042	860	908,968
New York (City of);
Series 2016 B-1, Unlimited Tax GO Bonds	5.00%	12/01/2041	1,000	1,130,410
Series 2018 E-1, Unlimited Tax GO Bonds	5.25%	03/01/2035	1,000	1,194,880
Subseries 2008 G-1, Unlimited Tax GO Bonds	6.25%	12/15/2035	10	10,035
Subseries 2012 G-7, VRD Unlimited Tax GO Bonds (LOC-MUFG Bank, Ltd.)(m)(n)	1.58%	04/01/2042	450	450,000
Subseries 2015 F-5, VRD Unlimited Tax GO Bonds (m)	1.55%	06/01/2044	2,250	2,250,000
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS-AMBAC)(b)	5.00%	01/01/2036	1,140	1,142,998
New York (City of) Municipal Water Finance Authority;
Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/2040	2,000	2,021,000
Series 2017 DD, Water & Sewer System RB (g)	5.25%	06/15/2047	2,250	2,588,108
Subseries 2012 A-1, VRD Water & Sewer System RB (m)	1.55%	06/15/2044	2,000	2,000,000
New York (City of) Transitional Finance Authority;
Series 2018 S-3, Building Aid RB	5.25%	07/15/2045	310	360,846
Series 2018 S-3, RB	5.00%	07/15/2043	885	1,010,307
Subseries 2009 A-1, Future Tax Sec. RB (c)(d)(g)	5.00%	05/01/2019	605	608,406
Subseries 2009 A-1, Future Tax Sec. RB (g)	5.00%	05/01/2028	755	758,926
Subseries 2009 A-1, Future Tax Sec. RB (c)(g)	5.00%	05/01/2029	605	608,406
Subseries 2011 E, Future Tax Sec. RB	5.00%	11/01/2024	660	705,870
New York (City of) Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,127,960
New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/2039	850	868,530
New York (Counties of) Tobacco Trust V;
Series 2005 S-1, Sub. Pass Through CAB RB (e)	0.00%	06/01/2038	3,430	1,069,337
Series 2005 S-2, Sub. Pass Through CAB RB (e)	0.00%	06/01/2050	6,770	874,346
New York (State of) Dormitory Authority;
Series 2009 C, School Districts Bond Financing Program RB (c)(d)	5.00%	10/01/2019	1,385	1,412,880
Series 2009 C, School Districts Bond Financing Program RB (INS-AGC)(b)	5.00%	10/01/2024	115	117,114
Series 2016 A, Ref. School Districts Bond Financing Program RB	5.00%	10/01/2033	600	693,738
New York (State of) Dormitory Authority (Brooklyn Law School); Series 2009, Ref. RB	5.75%	07/01/2033	660	666,996
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(b)	5.50%	05/15/2027	710	884,887
Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(b)	5.50%	05/15/2030	750	962,932
Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(b)	5.50%	05/15/2031	555	712,565
New York (State of) Dormitory Authority (Columbia University); Series 2011 A, RB	5.00%	10/01/2041	510	540,141
New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB (c)(d)	5.75%	03/15/2019	1,000	1,001,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.);
Series 2007, RB (INS-NATL)(b)	5.25%	07/01/2028	$935	$1,098,597
New York (State of) Dormitory Authority (Fordham University); Series 2011 A, RB (c)(d)	5.13%	07/01/2021	500	541,130
New York (State of) Dormitory Authority (General Purpose); Series 2018 A, Ref. State Personal Income Tax RB	5.25%	03/15/2038	1,500	1,786,305
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,282,945
New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/2029	1,000	1,009,930
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS-NATL)(b)	5.50%	07/01/2023	1,250	1,406,875
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/2031	875	935,008
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University);
Series 2009, RB (c)(d)	5.13%	07/01/2019	1,250	1,264,437
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB (c)(d)	6.00%	07/01/2020	1,500	1,587,375
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS-BHAC)(b)	5.50%	07/01/2031	1,070	1,328,148
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group);
Series 2009 A, RB (c)(d)	5.50%	05/01/2019	1,250	1,257,925
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref.RB (h)	5.00%	12/01/2045	425	455,430
Series 2017, Ref.RB (h)	5.00%	12/01/2036	1,300	1,438,359
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB (c)(d)	5.00%	05/01/2023	20	22,673
Series 2013 A, RB	5.00%	05/01/2029	980	1,054,068
New York (State of) Dormitory Authority (Pratt Institute);
Series 2015 A, Ref. RB	5.00%	07/01/2044	925	1,021,450
Series 2016, Ref. RB	5.00%	07/01/2039	500	559,075
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/2040	1,250	1,296,012
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/2041	775	806,845
New York (State of) Dormitory Authority (St. John’s University);
Series 2012, RB (c)(d)	5.00%	07/01/2022	580	643,991
Series 2012, RB (c)(d)	5.00%	07/01/2022	5	5,543
Series 2012, RB	5.00%	07/01/2030	635	692,582
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/2035	500	507,970
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB	5.00%	07/01/2029	1,185	1,328,859
New York (State of) Dormitory Authority (The New School);
Series 2010, RB (c)(d)	5.50%	07/01/2020	1,245	1,309,391
Series 2011, Ref. RB	5.00%	07/01/2031	750	797,903
New York (State of) Dormitory Authority (Touro College and University System);
Series 2014 A, RB	5.50%	01/01/2039	630	682,737
Series 2014 A, RB	5.50%	01/01/2044	700	754,740
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/2038	730	788,604
New York (State of) Thruway Authority;
Series 2009 B, Second General Highway & Bridge Trust Fund RB (c)(d)	5.00%	04/01/2019	500	501,335
Series 2014 J, RB	5.00%	01/01/2034	1,620	1,805,198
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	1,500	1,697,355
Series 2016 B, CAB Sub. Lien RB (e)	0.00%	11/15/2044	3,270	1,110,492
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB (h)	5.00%	11/15/2044	1,505	1,569,218
Series 2014, Class 3, Ref. Liberty RB (h)	7.25%	11/15/2044	415	483,766
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. Liberty RB	5.00%	11/15/2031	875	940,931
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/2043	1,410	1,515,947
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.37%	07/15/2049	1,215	1,259,299
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/2037	855	1,083,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/2031	$1,430	$1,530,214
New York State Environmental Facilities Corp. (Pooled Financing Program); Series 2005 B, State Clean Water & Drinking Water Revolving Funds RB (c)	5.50%	04/15/2035	615	824,863
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB (i)	5.00%	08/01/2026	1,070	1,120,985
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, Special Facilities RB (i)	5.00%	01/01/2036	1,545	1,731,574
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, Special Facilities RB (f)(g)(i)	5.00%	07/01/2046	1,750	1,853,600
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. Solid Waste Disposal Facilities RB (h)(i)	4.75%	11/01/2042	790	784,399
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref. RB (i)	5.00%	04/01/2029	725	806,244
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. Asset Backed RB	5.25%	05/15/2040	275	288,470
North Syracuse Central School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS-NATL)(b)	5.00%	06/15/2023	935	1,054,858
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.37%	07/01/2040	1,065	1,097,877
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB (c)(d)	5.13%	07/01/2019	750	758,663
Rensselaer (County of) Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC-JP Morgan Chase Bank)(i)(n)	5.37%	12/01/2036	1,000	1,001,890
Rockland Tobacco Asset Securitization Corp.;
Series 2001, Tobacco Settlement Asset-Backed RB	5.75%	08/15/2043	720	738,166
Series 2005 A, First Sub. Tobacco Settlement Asset-Backed RB (e)(h)	0.00%	08/15/2045	4,000	628,760
Series 2005 C, Third Sub. Tobacco Settlement Asset-Backed RB (e)(h)	0.00%	08/15/2060	25,000	846,250
Sales Tax Asset Receivable Corp.; Series 2014 A, Ref. RB (g)	5.00%	10/15/2031	2,765	3,183,842
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association);
Series 2007, Civic Facility RB (h)	5.37%	01/01/2027	820	816,941
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/2040	465	487,827
Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	451,520
Syracuse (City of); Series 2011 A, Airport Terminal Security & Access Improvement Unlimited Tax GO Bonds (i)	5.00%	11/01/2036	1,000	1,056,220
Syracuse (City of) Industrial Development Agency (Carousel Center); Series 2016 A, Ref. PILOT RB (i)	5.00%	01/01/2035	755	816,246
Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility RB	5.00%	07/01/2037	250	259,970
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/2032	1,250	1,231,987
Triborough Bridge & Tunnel Authority; Series 2013 C, RB (g)	5.00%	11/15/2038	2,790	3,092,687
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/2030	1,250	1,302,075
TSASC, Inc.;
Series 2016 B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2048	930	893,963
Series 2017 A, Ref. Tobacco Settlement RB	5.00%	06/01/2036	1,345	1,472,156
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/2025	1,000	1,010,320
Series 2009 A, Ref. RB	5.00%	07/01/2026	810	818,335
Westchester (County of) Industrial Development Agency (Million Air Two LLC General Aviation Facilities);
Series 2017 A, Special Facility RB (h)(i)	7.00%	06/01/2046	470	508,484
Westchester Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref. RB	5.00%	11/01/2046	1,000	1,071,410
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. Sub. RB	5.13%	06/01/2051	1,295	1,306,590
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, Educational RB	6.25%	10/15/2040	1,000	1,025,170
				161,693,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–3.33%
Guam (Territory of);
Series 2011 A, Business Privilege Tax RB	5.25%	01/01/2036	$550	$574,387
Series 2015 D, Ref. Business Privilege Tax RB	5.00%	11/15/2039	750	788,910
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB (c)(d)	5.62%	12/01/2019	135	139,089
Series 2009 A, Limited Obligation RB (c)(d)	5.75%	12/01/2019	1,250	1,289,000
Guam (Territory of) Power Authority;
Series 2010 A, RB (c)(d)	5.50%	10/01/2020	450	476,892
Series 2012 A, Ref. RB	5.00%	10/01/2034	610	640,018
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB (c)(d)	5.63%	07/01/2020	740	778,473
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	325	354,172
				5,040,941

Virgin Islands–0.98%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (i)	5.00%	09/01/2029	665	653,296
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB (h)	5.00%	09/01/2030	770	828,959
				1,482,255

Puerto Rico–0.43%
Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.37%	05/15/2033	335	338,239
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, CAB RB (e)	0.00%	07/01/2027	420	305,256
				643,495
TOTAL INVESTMENTS IN SECURITIES(o)–111.67% (Cost $162,342,034)				168,860,176
FLOATING RATE NOTE OBLIGATIONS–(12.15)%
Notes with interest and fee rates ranging from 2.21% to 2.28% at 02/28/2019 and contractual maturities of collateral ranging from 01/15/2027 to 10/15/2057 (See Note 1K)(p)				(18,370,000)
OTHER ASSETS LESS LIABILITIES–0.48%				718,522
NET ASSETS–100.00%				$151,208,698

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BHAC	- Berkshire Hathaway Assurance Corp.
CAB	- Capital Appreciation Bonds
Conv.	- Convertible
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PILOT	- Payment-in-Lieu-of-Tax
RB	- Revenue Bonds
Ref.	- Refunding
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
USD	- U.S. Dollar
VRD	- Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco New York Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Zero coupon bond issued at a discount.
(f)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $7,635,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(g)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $10,815,672, which represented 7.15% of the Fund’s Net Assets.

(i)	Security subject to the alternative minimum tax.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(k)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2019 was $11,043, which represented less than 1% of the Fund’s Net Assets.

(l)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(m)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(n)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2019. At February 28, 2019, the Fund’s investments with a value of $29,679,694 are held by TOB Trusts and serve as collateral for the $18,370,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco New York Tax Free Income Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $162,342,034)	$168,860,176
Receivable for:
Fund shares sold	89,715
Interest	1,735,208
Investment for trustee deferred compensation and retirement plans	42,453
Other assets	19,654
Total assets	170,747,206

Liabilities:
Floating rate note obligations	18,370,000
Payable for:
Dividends	165,357
Fund shares reacquired	22,138
Amount due custodian	748,202
Accrued fees to affiliates	53,097
Accrued trustees’ and officers’ fees and benefits	3,204
Accrued other operating expenses	84,500
Trustee deferred compensation and retirement plans	92,010
Total liabilities	19,538,508
Net assets applicable to shares outstanding	$151,208,698

Net assets consist of:
Shares of beneficial interest	$152,498,635
Distributable earnings	(1,289,937)
$151,208,698

Net Assets:
Class A	$116,332,921
Class C	$15,702,914
Class Y	$17,713,882
Class R6	$1,458,981

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,672,410
Class C	1,037,584
Class Y	1,169,595
Class R6	96,366
Class A:
Net asset value per share	$15.16
Maximum offering price per share
(Net asset value of $15.16 ÷ 95.75%)	$15.83
Class C:
Net asset value and offering price per share	$15.13
Class Y:
Net asset value and offering price per share	$15.15
Class R6:
Net asset value and offering price per share	$15.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco New York Tax Free Income Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$7,478,082

Expenses:
Advisory fees	739,493
Administrative services fees	45,417
Custodian fees	2,517
Distribution fees:
Class A	280,777
Class C	224,521
Interest, facilities and maintenance fees	352,323
Transfer agent fees – A, C and Y	136,507
Transfer agent fees – R6	248
Trustees’ and officers’ fees and benefits	21,890
Registration and filing fees	62,751
Reports to shareholders	26,389
Professional services fees	83,506
Other	34,764
Total expenses	2,011,103
Less: Fees waived and expense offset arrangement(s)	(299)
Net expenses	2,010,804
Net investment income	5,467,278

Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(589,504)
Change in net unrealized appreciation (depreciation) of Investment securities	(1,148,927)
Net realized and unrealized gain (loss)	(1,738,431)
Net increase in net assets resulting from operations	$3,728,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco New York Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:
Net investment income	$5,467,278	$5,736,380
Net realized gain (loss)	(589,504)	(389,280)
Change in net unrealized appreciation (depreciation)	(1,148,927)	(883,331)
Net increase in net assets resulting from operations	3,728,847	4,463,769

Distributions to shareholders from distributable earnings(1):
Class A	(3,979,497)	(4,010,509)
Class B	–	(23,590)
Class C	(640,076)	(689,764)
Class Y	(779,022)	(784,509)
Class R6	(67,660)	(7,234)
Total distributions to shareholders from distributable earnings	(5,466,255)	(5,515,606)

Share transactions–net:
Class A	(409,875)	(5,484,864)
Class B	–	(1,090,313)
Class C	(8,898,379)	(2,808,289)
Class Y	(3,899,868)	4,051,077
Class R6	(393,880)	1,898,366
Net increase (decrease) in net assets resulting from share transactions	(13,602,002)	(3,434,023)
Net increase (decrease) in net assets	(15,339,410)	(4,485,860)

Net assets:
Beginning of year	166,548,108	171,033,968
End of year	$151,208,698	$166,548,108

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco New York Tax Free Income Fund

Statement of Cash Flows

For the year ended February 28, 2019

Cash provided by operating activities:
Net increase in net assets resulting from operations	$3,728,847

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(12,607,652)
Proceeds from sales of investments	25,785,451
Proceeds from sales of short-term investments, net	249,630
Amortization of premium on investment securities	979,335
Accretion of discount on investment securities	(470,460)
Decrease in receivables and other assets	197,475
Increase in accrued expenses and other payables	3,402
Net realized loss from investment securities	589,504
Net change in unrealized depreciation on investment securities	1,148,927
Net cash provided by operating activities	19,604,459

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(1,688,788)
Increase in payable for amount due custodian	748,202
Proceeds from shares of beneficial interest sold	28,690,821
Proceeds of TOB Trusts	3,190,000
Repayments of TOB Trusts	(4,735,000)
Disbursements from shares of beneficial interest reacquired	(46,152,544)
Net cash provided by (used in) financing activities	(19,947,309)
Net decrease in cash and cash equivalents	(342,850)
Cash and cash equivalents at beginning of period	342,850
Cash and cash equivalents at end of period	$–

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$3,761,088

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$352,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco New York Tax Free Income Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco New York Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

20                         Invesco New York Tax Free Income Fund

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

21                         Invesco New York Tax Free Income Fund

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Over $500 million	0.445%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

22                         Invesco New York Tax Free Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $14,328 in front-end sales commissions from the sale of Class A shares and $243 and $26 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Fund engaged in securities purchases of $19,136,064 and securities sales of $19,759,887, which resulted in net realized gains (losses) of $0.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $299.

23                         Invesco New York Tax Free Income Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2019 were $19,481,923 and 2.46%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income-Tax-Exempt	$5,466,255	$5,515,606

Tax Components of Net Assets at Period-End:

2019
Undistributed tax-exempt income	$361,438
Net unrealized appreciation – investments	6,417,318
Temporary book/tax differences	(85,291)
Capital loss carryforward	(7,983,402)
Shares of beneficial interest	152,498,635
Total net assets	$151,208,698

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBS and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future Transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,533,856	$3,449,546	$7,983,402

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $10,978,275 and $25,785,451, respectively. Cost of investments,

24                         Invesco New York Tax Free Income Fund

including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,223,947
Aggregate unrealized (depreciation) of investments	(806,629)
Net unrealized appreciation of investments	$6,417,318

Cost of investments for tax purposes is $162,442,858.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2019, undistributed net investment income was decreased by $35,671, undistributed net realized gain (loss) was increased by $896,219 and shares of beneficial interest was decreased by $860,548. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,267,360	$19,170,828	724,199	$11,271,163
Class B(b)	–	–	5	74
Class C	129,036	1,951,016	196,544	3,066,984
Class Y	473,850	7,187,607	829,410	12,855,431
Class R6(c)	27,499	415,993	124,987	1,935,424

Issued as reinvestment of dividends:
Class A	183,341	2,783,424	179,023	2,783,344
Class B(b)	–	–	1,058	16,523
Class C	30,033	455,232	30,677	476,367
Class Y	30,552	463,517	31,271	485,761
Class R6	3,883	58,915	401	6,138

Conversion of Class B shares to Class A shares:(d)
Class A	–	–	36,618	566,840
Class B	–	–	(36,540)	(566,840)

Reacquired:
Class A	(1,474,610)	(22,364,127)	(1,295,841)	(20,106,211)
Class B(b)	–	–	(34,561)	(540,070)
Class C	(748,552)	(11,304,627)	(408,825)	(6,351,640)
Class Y	(763,581)	(11,550,992)	(597,052)	(9,290,115)
Class R6	(57,590)	(868,788)	(2,814)	(43,196)
Net increase (decrease) in share activity	(898,779)	$(13,602,002)	(221,440)	$(3,434,023)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

25                         Invesco New York Tax Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental Ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/19	$15.32	$0.54	$(0.16)	$0.38	$(0.54)	$15.16	2.52%		$116,333	1.21	%(d)	1.21	%(d)	0.99	%(d)	3.54	%(d)	6%
Year ended 02/28/18	15.42	0.54	(0.12)	0.42	(0.52)	15.32	2.71		117,918	1.36		1.36		0.98		3.46		14
Year ended 02/28/17	16.00	0.52	(0.58)	(0.06)	(0.52)	15.42	(0.44)		124,150	1.09		1.09		0.95		3.24		25
Year ended 02/29/16	16.01	0.58	0.00	0.58	(0.59)	16.00	3.73		132,678	1.00		1.00		0.95		3.67		7
Year ended 02/28/15	15.30	0.62	0.70	1.32	(0.61)	16.01	8.74		120,392	1.03		1.03		0.95		3.91		13
Class C
Year ended 02/28/19	15.30	0.43	(0.17)	0.26	(0.43)	15.13	1.72	(e)	15,703	1.95	(d)(e)	1.95	(d)(e)	1.73	(d)(e)	2.80	(d)(e)	6
Year ended 02/28/18	15.40	0.42	(0.11)	0.31	(0.41)	15.30	2.00		24,888	2.11		2.11		1.73		2.71		14
Year ended 02/28/17	15.99	0.40	(0.59)	(0.19)	(0.40)	15.40	(1.26)		27,856	1.84		1.84		1.70		2.49		25
Year ended 02/29/16	15.99	0.46	0.01	0.47	(0.47)	15.99	3.02		25,833	1.75		1.75		1.70		2.92		7
Year ended 02/28/15	15.28	0.50	0.70	1.20	(0.49)	15.99	7.94		20,414	1.78		1.78		1.70		3.16		13
Class Y
Year ended 02/28/19	15.31	0.58	(0.16)	0.42	(0.58)	15.15	2.78		17,714	0.96	(d)	0.96	(d)	0.74	(d)	3.79	(d)	6
Year ended 02/28/18	15.40	0.58	(0.11)	0.47	(0.56)	15.31	3.03		21,868	1.11		1.11		0.73		3.71		14
Year ended 02/28/17	15.99	0.56	(0.59)	(0.03)	(0.56)	15.40	(0.26)		17,946	0.84		0.84		0.70		3.49		25
Year ended 02/29/16	16.00	0.62	0.00	0.62	(0.63)	15.99	3.99		11,125	0.75		0.75		0.70		3.92		7
Year ended 02/28/15	15.28	0.66	0.71	1.37	(0.65)	16.00	9.08		7,621	0.78		0.78		0.70		4.16		13
Class R6
Year ended 02/28/19	15.30	0.59	(0.17)	0.42	(0.58)	15.14	2.83		1,459	0.88	(d)	0.88	(d)	0.66	(d)	3.87	(d)	6
Year ended 02/28/18(f)	15.43	0.52	(0.14)	0.38	(0.51)	15.30	2.47		1,875	1.06	(g)	1.06	(g)	0.68	(g)	3.76	(g)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $112,311, $22,709, $20,560 and $1,759 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% for the year ended February 28, 2019.
(f)	Commencement date of April 4, 2017.
(g)	Annualized.

26                         Invesco New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco New York Tax free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco New York Tax Free Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statements of operations and cash flows for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                         Invesco New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/19)	Expenses Paid During Period
Class A	$1,000.00	$1,010.70	$4.54	$1,020.28	$4.56	0.91%
Class C	1,000.00	1,006.40	8.31	1,016.51	8.35	1.67
Class Y	1,000.00	1,012.00	3.29	1,021.52	3.31	0.66
Class R6	1,000.00	1,012.20	2.94	1,021.87	2.96	0.59

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28                         Invesco New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco New York Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco New York Tax Free Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco New York Tax Free Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3                         Invesco New York Tax Free Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco New York Tax Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-NYTFI-AR-1	04242019	0756

Annual Report to Shareholders	February 28, 2019

Invesco Tax-Exempt Cash Fund

Nasdaq:
A: ACSXX ◾ Investor: TEIXX ◾ R6: TSSXX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Tax-Exempt Cash Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎  Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Tax-Exempt Cash Fund

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco Tax-Exempt Cash Fund covers the fiscal year ended February 28, 2019. As of that date, the Fund’s net assets totaled $38.6 million. As of the same date, the Fund’s weighted average maturity was 9 days and the Fund’s weighted average life was 9 days.1

Market conditions affecting money market funds

The largest development affecting money market funds and the money market fund industry during the fiscal year was the US Federal Reserve’s (the Fed) four interest rate hikes.

Money market investors benefited from the Fed’s decision to increase the fed funds rate by a total of 1.00% during the fiscal year.2 Four 0.25% hikes in March, June, September, and December 2018 raised the fed funds rate to a target level of 2.25% to 2.50%.2 Since 2006, there have been nine separate 0.25% rate hikes.2 Despite the uptick in volatility during the end of 2018, the ongoing positive health of the US economy, with low unemployment and moderate economic growth, provided the basis for the Fed’s decisions. However, recent Fed rhetoric and actions – the Fed left rates unchanged at its February 2019 meeting – have caused markets to begin contemplating a potential policy regime change. The change involves a shift in the Fed’s focus from a forward looking inflation constraint, effectively capping inflation at around 2%, to a framework that would allow symmetrical variation around a target of 2%.2 Under the new regime, the Fed would be willing to allow core personal consumption expenditure (PCE) inflation to increase to around 2.5% to compensate for inflation that has remained below target for a decade.2

At the close of the fiscal year, the US continued to be an outlier in terms of base rate borrowing costs as most major central banks continued to maintain interest rates at, near or below zero to fuel inflation and spur economic growth.

Many major central banks, including the European Central Bank, the Bank of Japan and the Reserve Bank of Australia, kept their base borrowing rates unchanged during 2018. The Bank of England and the Bank of Canada were the only other major central banks to increase their key rates in 2018.

Thank you for investing in Invesco Tax-Exempt Cash Fund. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2	Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these in sights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity In days, as of 02/28/2019
1-7	95.3%
8-30	0.0
31-60	2.0
61-90	2.7
91-180	0.0
181+	0.0

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it can not guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below the required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4                         Invesco Tax-Exempt Cash Fund

Invesco Tax Exempt Cash Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Foreign securities and credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest. Furthermore, the Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund’s operations and possibly negatively impact its return.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Repurchase agreement risk. The Fund is subject to the risk that the counterparty may default on its obligation to

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                         Invesco Tax-Exempt Cash Fund

repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may out-pace and diminish investment returns over time.

6                         Invesco Tax-Exempt Cash Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-99.09%
Alabama-6.16%
Mobile (County of) Industrial Development Authority (SSAB Alabama Inc.); Series 2010 A, VRD Recovery Zone Facility RB (LOC-Swedbank AB)(a)(b)(c)	1.46%	07/01/2040	$1,320	$1,320,000
Tuscaloosa (County of) Industrial Development Authority (Hunt Refining); Series 2011 J, VRD Gulf Opportunity Zone RB (LOC-Bank of Nova Scotia)(a)(b)(c)(d)	1.43%	04/01/2028	1,060	1,060,000
				2,380,000

Arizona-1.66%
Casa Grande (City of) Industrial Development Authority (Quail Gardens Apartments); Series 2001 A, Ref. VRD MFH RB (CEP-FNMA)(b)	1.46%	06/15/2031	640	640,000

Arkansas-1.55%
Maumelle (City of), Arkansas (Kimberly-Clark Corp.); Series 2015, VRD Taxable IDR(b)(d)	2.40%	08/01/2045	600	600,000

District of Columbia-2.34%
Metropolitan Washington Airports Authority; Subseries 2010 C-2, Ref. VRD Airport System RB (LOC-Sumitomo Mitsui Banking Corp.)(a)(b)(c)	1.42%	10/01/2039	905	905,000

Florida-6.07%
Miami-Dade (County of); Series 2014 A, VRD Seaport RB (LOC-MUFG Bank, Ltd.)(a)(b)(c)	1.45%	10/01/2050	930	930,000
Palm Beach (County of) (Henry Morrison Flagler Museum); Series 2003, VRD RB (LOC-Northern Trust Co. (The))(b)(c)	1.48%	11/01/2036	400	400,000
Pinellas (County of) Health Facilities Authority (Baycare Health System); Series 2009 A-2, VRD Health System RB (LOC-Northern Trust Co. (The))(b)(c)	1.45%	11/01/2038	770	770,000
Sarasota (County of) Public Hospital District (Sarasota Memorial Hospital); Series 2008 B, Ref. RB (LOC-Wells Fargo Bank N.A.)(b)(c)	1.75%	07/01/2037	245	245,000
				2,345,000

Georgia-6.75%
Atlanta (City of) Housing Authority (Villages of East Lake Phase II); Series 1999, VRD MFH RB (LOC-Bank of America, N.A.)(b)(c)(d)(e)	1.52%	01/01/2029	115	115,000
Atlanta (City of), Georgia Development Authority (Perkins + Will, Inc.); Series 2010, VRD Multi-Modal Recovery Zone RB (LOC-BMO Harris Bank N.A.)(b)(c)	1.43%	11/01/2030	570	570,000
Georgia (State of) Private Colleges & Universities Authority (Emory University); Series 2005 B-2, VRD RB(b)	1.47%	09/01/2035	600	600,000
Series 2019, Commercial Paper Notes	1.62%	05/14/2019	625	625,000
Houston (City of); Series 2018 E-2, Commercial Paper Notes	1.81%	03/05/2019	500	500,000
Monroe (County of) Development Authority (Oglethorpe Power Corp. Scherer); Series 2010 A, Ref. VRD PCR (LOC-Bank of Montreal)(a)(b)(c)	1.42%	01/01/2036	200	200,000
				2,610,000

Illinois-3.68%
Illinois (State of) Finance Authority (Northwestern University); Subseries 2008 B, VRD RB(b)	1.39%	12/01/2046	820	820,000
Illinois (State of) Finance Authority (The Catherine Cook School); Series 2007, VRD RB (LOC-Northern Trust Co. (The))(b)(c)	1.40%	01/01/2037	325	325,000
Illinois (State of) Finance Authority (Uhlich Children’s Home); Series 2002, VRD IDR (LOC-U.S. Bank N.A.)(b)(c)	1.43%	10/01/2033	275	275,000
				1,420,000

Indiana-4.15%
Huntington (City of) (Huntington University); Series 2007, Ref. VRD Economic Development & Improvement RB (LOC-Wells Fargo Bank, N.A.)(b)(c)	1.85%	08/01/2037	100	100,000
Indiana (State of) Finance Authority (Ispat Inland Inc.); Series 2005, Ref. VRD Environmental Improvement RB (LOC-Rabobank Nederland)(a)(b)(c)	1.45%	06/01/2035	525	525,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana-(continued)
Knox (City of) (J.W. Hicks, Inc.); Series 2005 A, VRD Economic Development RB (LOC-BMO Harris Bank N.A.)(b)(c)(e)	1.47%	03/01/2022	$165	$165,000
Purdue University; Series 2011 A, VRD COP(b)	1.27%	07/01/2035	554	553,500
Rockport (City of) (AEP Generating Company); Series 1995 A, Ref. VRD PCR (LOC-MUFG Bank, Ltd.)(a)(b)(c)	1.43%	07/01/2025	260	260,000
				1,603,500

Louisiana-2.63%
Calcasieu (Parish of) Public Trust Authority (WPT Corp.); Series 1997, VRD Solid Waste Disposal RB (LOC-Bank of America, N.A.)(b)(c)(e)	1.55%	12/01/2027	400	400,000
Louisiana (State of) Public Facilities Authority (CHRISTUS Health); Series 2009 B-3, Ref. VRD RB (LOC-Bank of New York Mellon (The))(b)(c)	1.50%	07/01/2047	615	615,000
				1,015,000

Maryland-2.33%
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Hospital); Series 2019 B, Commercial Paper Notes	1.63%	03/05/2019	500	500,000
Montgomery (County of); Series 2009 B, Commercial Paper BAN	1.80%	05/09/2019	400	400,000
				900,000

Massachusetts-2.67%
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC -TD Bank, N.A.)(b)(c)	2.45%	03/01/2039	1,030	1,030,000

Michigan-1.33%
Oakland University Board of Trustees; Series 2008, Ref. VRD RB (LOC-JPMorgan Chase Bank, N.A.)(b)(c)	1.45%	03/01/2031	515	515,000

Minnesota-3.55%
Minnetonka (City of) (Minnetonka Hills Apartments); Series 2001, Ref. VRD MFH RB (CEP-FNMA)(b)	1.52%	11/15/2031	670	670,000
St. Paul (City of) Housing & Redevelopment Authority (Highland Ridge, L.P.); Series 2003, Ref. VRD MFH RB (LOC-Freddie Mac)(b)(c)	1.75%	10/01/2033	700	700,000
				1,370,000

Mississippi-3.09%
Mississippi Business Finance Corp. (Chevron U.S.A. Inc.); Series 2010 C, VRD Gulf Opportunity Zone IDR(b)	1.37%	12/01/2030	1,195	1,195,000

Missouri-3.40%
Bridgeton (City of) Industrial Development Authority (Stolze Printing); Series 2010, VRD RB (LOC-FHLB of Chicago)(b)(c)	1.46%	11/01/2037	790	790,000
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2000, VRD RB (LOC-Bank of America, N.A.)(b)(c)	1.45%	02/01/2031	524	524,000
				1,314,000

New York-6.35%
New York (City of); Subseries 2010 G-4, VRD Unlimited Tax GO Bonds (CEP-Barclays Bank PLC)(b)	1.45%	03/01/2039	865	865,000
New York (State of) Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.); Subseries 2005 A-2, VRD RB (LOC-Mizuho Bank, Ltd.)(a)(b)(c)	1.47%	05/01/2039	500	500,000
New York (State of) Housing Finance Agency (572 11th Ave. Housing); Series 2017 A, VRD Taxable RB (LOC-Bank of China Ltd.)(a)(b)(c)	2.55%	11/01/2049	500	500,000
New York (State of) Housing Finance Agency (Manhattan West Residential Housing); Series 2016B-1, VRD Taxable RB (LOC-Bank of China Ltd.)(a)(b)(c)	2.55%	11/01/2049	360	360,000
Series 2014 B, VRD RB (LOC-Bank of China Ltd.)(a)(b)(c)	2.60%	11/01/2019	230	230,000
				2,455,000

North Carolina-1.18%
North Carolina (State of) Educational Facilities Finance Agency (Duke University); Series 1991 B, VRD RB(b)	1.33%	12/01/2021	455	455,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-5.12%
Franklin (County of) (OhioHealth Corp.); Series 2009 A, Ref. VRD Hospital Facilities RB(b)	1.43%	11/15/2041	$1,240	$1,240,000
Lorain (County of) Port Authority (St. Ignatius High School); Series 2008, VRD Educational Facilities RB (LOC-U.S. Bank N.A.)(b)(c)	1.43%	08/02/2038	740	740,000
				1,980,000

Oregon-1.35%
Portland (Port of), Oregon (Portland International Airport); Subseries 2008 18-A, Ref. VRD RB (LOC-Industrial & Commercial Bank of China Ltd.)(b)(c)(e)	1.55%	07/01/2026	520	520,000

Pennsylvania-4.18%
Derry (Township of) Industrial & Commercial Development Authority (GIANT Center); Series 2001, VRD Facility Taxable RB (LOC-PNC Bank, N.A.)(b)(c)	2.47%	11/01/2030	190	190,000
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD Hospital RB (LOC-PNC Bank N.A.)(b)(c)	1.73%	06/01/2037	615	615,000
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC - PNC Bank N.A.)(b)(c)	1.73%	10/15/2025	200	200,000
Ridley School District; Series 2009, VRD Limited Tax GO Bonds (LOC-TD Bank, N.A.)(b)(c)	1.44%	11/01/2029	170	170,000
Westmoreland (County of) Industrial Development Authority (Excela Health); Series 2005 A, VRD Health System RB (LOC-PNC Bank, N.A.)(b)(c)	1.43%	07/01/2027	440	440,000
				1,615,000

Tennessee-1.09%
Clarksville (City of) Public Building Authority; Series 1994, VRD Pooled Financing RB (LOC-Bank of America, N.A.)(b)(c)	1.47%	06/01/2024	420	420,000

Texas-11.68%
Harris (County of); Series 2019 C, GO Commercial Paper Notes	1.52%	03/07/2019	200	200,000
Harris (County of) Hospital District; Series 2010, Ref. VRD Sr. Lien RB (LOC-JPMorgan Chase Bank, N.A.)(b)(c)	1.46%	02/15/2042	100	100,000
San Gabriel Health Facilities Development Corp. (YMCA of Greater Williamson County); Series 2005, VRD RB (LOC-JPMorgan Chase Bank, N.A.)(b)(c)	1.52%	04/01/2026	403	403,000
Texas (State of) Department of Housing & Community Affairs (Costa Mariposa Apartments); Series 2009, VRD MFH RB (CEP-FHLMC)(b)	1.46%	05/01/2042	780	780,000
Texas (State of) Veterans Land Board; Series 2011C, VRD GO Veteran Bonds(b)	1.43%	06/01/2042	1,350	1,350,000
Texas A&M University System Board of Regents; Series 2019 B, Revenue Financing System Commercial Paper Notes	1.66%	04/02/2019	750	750,000
University of Texas System Board of Regents; Series 2008 B, VRD Financing System RB(b)	1.42%	08/01/2025	930	930,000
				4,513,000

Utah-3.62%
Emery (County of) (Pacificorp); Series 1994, Ref. VRD PCR (LOC-Canadian Imperial Bank of Commerce)(a)(b)(c)	1.45%	11/01/2024	1,300	1,300,000
Utah (County of) (IHC Health Services, Inc.); Series 2002 B, VRD Hospital RB(b)	1.42%	05/15/2035	100	100,000
				1,400,000

Virginia-4.66%
Norfolk (City of); Series 2007, VRD Unlimited Tax GO Bonds(b)	1.40%	08/01/2037	850	850,000
University of Virginia System Board of Regents; Series 2019 A, Commercial Paper Notes	1.45%	03/06/2019	450	450,000
Series 2019 A, Commercial Paper Notes	1.45%	03/05/2019	500	500,000
				1,800,000

Washington-3.14%
Washington (State of) Housing Finance Commission (Redmond Ridge Apartments); Series 2017, VRD MFH RB (LOC-FHLB of San Francisco)(b)(c)	1.51%	11/01/2047	1,215	1,215,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia-2.51%
West Virginia (State of) Hospital Finance Authority (Cabell Huntington Hosp, Inc.); Series 2008 B, Ref. VRD Improvement RB (LOC-Branch Banking & Trust Co.)(b)(c)	1.44%	01/01/2034	$970	$970,000

Wisconsin-2.85%
Appleton (City of), Wisconsin (Great Northern Corp.); Series 2002 A, VRD IDR (LOC-Wells Fargo Bank, N.A.)(b)(c)(e)	1.48%	09/01/2019	1,100	1,100,000
TOTAL INVESTMENTS IN SECURITIES(f)(g)-99.09% (Cost $38,285,500)				38,285,500
OTHER ASSETS LESS LIABILITIES-0.91%				351,720
NET ASSETS-100.00%				$38,637,220

Investment Abbreviations:

BAN	- Bond Anticipation Notes
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
FHLB	- Federal Home Loan Bank
FHLMC	- Federal Home Loan Mortgage Corp.
FNMA	- Federal National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
LOC	- Letter of Credit
MFH	- Multi-Family Housing
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
Sr.	- Senior
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)

The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Japan: 6.7%; Canada: 6.6%; other countries less than 5% each: 7.6%.

(b)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(c)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $1,775,000, which represented 4.59% of the Fund’s Net Assets.

(e)	Security subject to the alternative minimum tax.
(f)	Also represents cost for federal income tax purposes.
(g)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Federal Home Loan Bank	5.2%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value and cost	$38,285,500
Cash	6,629
Receivable for:
Investments sold	405,000
Fund shares sold	94,951
Interest	55,684
Investment for trustee deferred compensation and retirement plans	36,305
Other assets	22,729
Total assets	38,906,798

Liabilities:
Payable for:
Fund shares reacquired	149,453
Dividends	58
Accrued fees to affiliates	11,686
Accrued trustees’ and officers’ fees and benefits	2,988
Accrued operating expenses	65,688
Trustee deferred compensation and retirement plans	39,705
Total liabilities	269,578
Net assets applicable to shares outstanding	$38,637,220

Net assets consist of:
Shares of beneficial interest	$38,629,377
Distributable earnings	7,843
$38,637,220

Net Assets:
Class A	$25,028,604
Class Y	$8,113,801
Investor Class	$5,484,813
Class R6	$10,002

Shares outstanding, no par value, unlimited number of shares authorized:
Class A	25,024,720
Class Y	8,112,533
Investor Class	5,483,962
Class R6	10,000
Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Tax-Exempt Cash Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$554,450

Expenses:
Advisory fees	72,809
Administrative services fees	53,879
Custodian fees	772
Distribution fees - Class A	24,498
Transfer agent fees - A, Y and Investor	43,248
Transfer agent fees - R6	12
Trustees’ and officers’ fees and benefits	20,240
Registration and filing fees	58,231
Reports to shareholders	18,783
Professional services fees	67,291
Other	18,666
Total expenses	378,429
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(4,949)
Net expenses	373,480
Net investment income	180,970
Net increase in net assets resulting from operations	$180,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:
Net investment income	$180,970	$54,342
Net realized gain (loss)	-	(1,172)
Net increase in net assets resulting from operations	180,970	53,170

Distributions to shareholders from distributable earnings:(1)
Class A	(115,146)	(36,427)
Class Y	(35,381)	(8,896)
Investor Class	(30,387)	(9,153)
Class R6	(56)	(6)
Total distributions from distributable earnings	(180,970)	(54,482)

Share transactions-net:
Class A	347,751	(5,975,463)
Class Y	2,462,606	1,075,761
Investor Class	(316,256)	(31,477)
Class R6	-	10,000
Net increase (decrease) in net assets resulting from share transactions	2,494,101	(4,921,179)
Net increase (decrease) in net assets	2,494,101	(4,922,491)

Net assets:
Beginning of year	36,143,119	41,065,610
End of year	$38,637,220	$36,143,119

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Tax-Exempt Cash Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

The Fund currently consists of four different classes of shares: Class A, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y, Investor Class and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “retail money market fund” as defined in Rule 2a-7 under the 1940 Act, and will continue to seek to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Retail money market funds” are required to adopt policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons.

The Fund may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums or because of market conditions or other factors. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

14                         Invesco Tax-Exempt Cash Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.20% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2019, the Adviser waived advisory fees of $246 and reimbursed class level expenses of $1,344, $347 and $306 of Class A, Class Y and Investor Class shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement where by The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Rule 12b-1 payments, up to 0.10% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended February 28, 2019, the Class A shares paid $22,542 after IDI waived Plan fees of $1,956.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $590 from Class A for CDSC imposed for redemptions by shareholders.

15                         Invesco Tax-Exempt Cash Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Fund engaged in securities purchases of $20,595,468 and securities sales of $26,207,464, which did not result in any net realized gains (losses).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $750.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018:

	2019	2018
Ordinary income	$14,899	$4,293
Ordinary income-Tax-Exempt	166,071	50,189
Total distributions	$180,970	$54,482

16                         Invesco Tax-Exempt Cash Fund

Tax Components of Net Assets at Period-End:

2019
Undistributed tax-exempt income	$43,462
Temporary book/tax differences	(34,018)
Capital loss carryforward	(1,601)
Shares of beneficial interest	38,629,377
Total net assets	$38,637,220

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,601	$–	$1,601

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of expired capital loss carryforward, on February 28, 2019, undistributed net realized gain (loss) was increased by $4,593 and shares of beneficial interest was decreased by $4,593. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	17,545,142	$17,545,142	11,613,206	$11,613,206
Class Y	16,044,088	16,044,088	11,113,143	11,113,143
Investor Class	959,230	959,230	1,698,471	1,698,471
Class R6(b)	-	-	10,000	10,000

Issued as reinvestment of dividends:
Class A	99,597	99,597	34,941	34,941
Class Y	35,381	35,381	8,888	8,888
Investor Class	30,387	30,387	9,113	9,113

Reacquired:
Class A	(17,296,988)	(17,296,988)	(17,623,610)	(17,623,610)
Class Y	(13,616,863)	(13,616,863)	(10,046,270)	(10,046,270)
Investor Class	(1,305,873)	(1,305,873)	(1,739,061)	(1,739,061)
Net increase (decrease) in share activity	2,494,101	$2,494,101	(4,921,179)	$(4,921,179)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of April 4, 2017.

17                         Invesco Tax-Exempt Cash Fund

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Class A
Year ended 02/28/19	$1.00	$0.00	$ -	$0.00	$(0.00)	$1.00	0.46%	$25,029	1.06%(c)	1.07%(c)	0.46%(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.15	24,681	0.80	1.12	0.15
Year ended 02/28/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.18	30,658	0.42	0.90	0.14
Year ended 02/29/16	1.00	0.00	-	0.00	(0.00)	1.00	0.11	38,235	0.00(d)	0.91	0.11(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	36,349	0.00(d)	0.83	0.09(d)
Class Y
Year ended 02/28/19	1.00	0.01	-	0.01	(0.01)	1.00	0.55	8,114	0.96(c)	0.97(c)	0.56(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.17	5,651	0.79	1.02	0.16
Year ended 02/28/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.19	4,575	0.41	0.80	0.15
Year ended 02/29/16	1.00	0.00	-	0.00	(0.00)	1.00	0.11	10,063	0.00(d)	0.81	0.11(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	13,067	0.00(d)	0.73	0.09(d)
Investor Class
Year ended 02/28/19	1.00	0.01	-	0.01	(0.01)	1.00	0.55	5,485	0.96(c)	0.97(c)	0.56(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.17	5,801	0.79	1.02	0.16
Year ended 02/28/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.19	5,833	0.41	0.80	0.15
Year ended 02/29/16	1.00	0.00	-	0.00	(0.00)	1.00	0.11	7,455	0.00(d)	0.81	0.11(d)
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	10,218	0.00(d)	0.73	0.09(d)
Class R6
Year ended 02/28/19	1.00	0.01	-	0.01	(0.01)	1.00	0.57	10	0.95(c)	0.97(c)	0.57(c)
Year ended 02/28/18(e)	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.17	10	0.95(f)	1.15(f)	0.00(f)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $24,498, $6,326, $5,570 and $10 for Class A, Class Y, Investor Class and Class R6 shares, respectively.
(d)

Ratios include an adjustment for an adviser expense reimbursement of $8,256 and $5,452 in excess of current period expenses for the years ended February 29, 2016 and February 28, 2015, respectively. Ratios excluding this adjustment would have been lower by 0.01% and 0.01% for the years ended February 29, 2016 and February 28, 2015, respectively.

(e)	Commencement date of April 4, 2017.
(f)	Annualized.

18                         Invesco Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Tax-Exempt Cash Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19                         Invesco Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/19)	Expenses Paid During Period[2]
A	$1,000.00	$1,002.90	$5.16	$1,019.64	$5.21	1.04%
Y	1,000.00	1,003.40	4.67	1,020.13	4.71	0.94
Investor	1,000.00	1,003.40	4.67	1,020.13	4.71	0.94
R6	1,000.00	1,003.40	4.72	1,020.08	4.76	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20                         Invesco Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended

February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	91.76%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                         Invesco Tax-Exempt Cash Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Tax-Exempt Cash Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School–Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Tax-Exempt Cash Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3                         Invesco Tax-Exempt Cash Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Tax-Exempt Cash Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-Q (or any successor Form) filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	Invesco Distributors, Inc.	TEC-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Additionally, PWC advised the Registrant’s Audit Committee that PwC had identified one matter for consideration under the SEC’s auditor independence rules. PwC stated that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1)(i)(A) of Regulation S-X. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by this matter as they related to the audit of Registrant. In reaching this conclusion, PwC noted, among other things, the engagement team was not aware of the investment, the PwC Director was not in the chain of command of the audit or audit partners of Invesco, the services provided by the individual were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investment was not material to the net worth of the individual or his immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$288,700	$245,100
Audit-Related Fees(1)	$0	$33,000
Tax Fees(2)	$38,025	$31,650
All Other Fees	$0	$0

Total Fees	$326,725	$309,750

(g) PwC billed the Registrant aggregate non-audit fees of $38,025 for the fiscal year ended 2019, and $64,650 for the fiscal year ended 2018, for non-audit services rendered to the Registrant.

(1)	Audit-Related Fees for the fiscal year end February 28, 2018 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax Fees for fiscal year end February 28, 2018 included fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$611,000

Total Fees	$690,000	$1,273,000

(1)

Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2018 included fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2018 included fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended February 28, 2019, and $4,101,000 for the fiscal year ended February 28, 2018, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 15, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 15, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2)

that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 9, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.